UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368
Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2017 – July 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2017

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Short-Term Treasury Fund.	13
Short-Term Federal Fund.	30
Intermediate-Term Treasury Fund.	47
GNMA Fund.	63
Long-Term Treasury Fund.	83
About Your Fund’s Expenses.	99
Trustees Approve Advisory Arrangements.	102
Glossary.	104

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, returns of the funds in this report ranged from 0.56% for Vanguard Short-Term Treasury Fund to 4.38% for Vanguard Long-Term Treasury Fund. (Returns cited are for Investor Shares.) Results versus their benchmark indexes and peer groups were mixed.

• Short-term rates rose in response to two Federal Reserve rate hikes. Inflation was still running below the Fed’s 2% target, but it felt improvements in the labor market and economic conditions warranted the moves. Longer-term rates, on the other hand, eased lower on dimmer prospects for growth and inflation.

• Although yield curve positioning and an allocation to Treasury Inflation-Protected Securities worked against the Treasury and Federal Funds, security selection was a positive.

• Security selection and holdings in mortgage-related securities other than GNMAs helped the GNMA Fund outperform its benchmark and peer group.

Total Returns: Six Months Ended July 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	1.15%	0.56%	0.00%	0.56%
Admiral™ Shares	1.25	0.61	0.00	0.61
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index				0.90
Short-Term U.S. Treasury Funds Average				0.68
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Federal Fund
Investor Shares	1.34%	0.65%	0.15%	0.80%
Admiral Shares	1.44	0.70	0.15	0.85
Bloomberg Barclays U.S. 1–5 Year Government Bond Index				0.89
Short-Intermediate U.S. Government Funds Average				0.75
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.70%	0.88%	0.90%	1.78%
Admiral Shares	1.80	0.93	0.90	1.83
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index				2.33
General U.S. Treasury Funds Average				2.81
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Six Months Ended July 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard GNMA Fund
Investor Shares	2.62%	1.32%	0.29%	1.61%
Admiral Shares	2.72	1.37	0.29	1.66
Bloomberg Barclays U.S. GNMA Bond Index				1.46
GNMA Funds Average				1.07
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Treasury Fund
Investor Shares	2.57%	1.41%	2.97%	4.38%
Admiral Shares	2.67	1.46	2.97	4.43
Bloomberg Barclays U.S. Long Treasury Bond Index				4.35
General U.S. Treasury Funds Average				2.81
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.52%
Short-Term Federal Fund	0.20	0.10	0.89
Intermediate-Term Treasury Fund	0.20	0.10	0.42
GNMA Fund	0.21	0.11	0.90
Long-Term Treasury Fund	0.20	0.10	0.42

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the funds’ annualized expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor
Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the
Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor
Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares.
Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S.
Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the
Long-Term Treasury Fund, General U.S. Treasury Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper

Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
	Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

Interest rates were pulled in different directions during the first half of 2017, but bond prices overall ended higher. Returns for the four U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 0.56% for Investor Shares of Vanguard Short-Term Treasury Fund to 4.43% for Admiral Shares of Vanguard Long-Term Treasury Fund.

In relative terms, the Long-Term Treasury Fund finished a half-step ahead of its benchmark index; the other funds lagged theirs. Results were mixed versus their peer groups.

With the yield curve flattening over the period, the 30-day SEC yield for the two Short-Term Funds rose by double-digit basis points over the six months, while the yield for the Long-Term Fund posted a single-digit decline. (A basis point is one-hundredth of a percentage point.) The yield for the Intermediate-Term Fund was little changed.

Investment environment

The Federal Reserve raised the target for the federal funds rate twice during the period, in March and June, pushing the range up half a percentage point to 1%–1.25%. Those moves, along with the establishment of a framework for trimming its $4.5 trillion balance sheet, took the Fed further down the road toward normalizing monetary policy after its emergency intervention in the wake of the Great Recession.

The Fed’s actions reflected its confidence in the underlying strength of the economy. In 2017, the economy got off to a slow start but picked up in the spring as consumers opened their wallets and the labor market continued to make gains well above the level needed to keep up with

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2017	2017
2 years	1.21%	1.35%
3 years	1.46	1.51
5 years	1.91	1.84
10 years	2.45	2.30
30 years	3.06	2.90
Source: Vanguard.

the growth of the working-age population. The unemployment rate fell to its lowest level in 16 years.

Inflation measures, on the other hand, disappointed. Core inflation was running at or above 2% on an annualized basis in the first three months of the year but has moderated since then. In response, the Fed has scaled back its forecast for 2017 but still expects inflation to move closer to its target of 2% over the medium term. Further tightening in the labor market should help with that, although wage gains have been modest so far. Continued weakness in the dollar could eventually feed through to higher prices as well.

Abroad, many major central banks remained in accommodative policy mode. The Bank of Japan, the Bank of England, and the European Central Bank (ECB) held key policy rates steady and continued with their asset-purchase programs as they struggled to balance growth and inflation concerns. But yields were nudged a little higher by statements from the heads of the Bank of England and the ECB toward the end of the period that suggested a bias toward less accommodation. Still, even with a weaker U.S. dollar, comparatively low yields across many developed markets meant U.S. bonds remained attractive to international investors.

Because the Fed rate moves were well-telegraphed in advance, the market’s response was a measured rise in short-term rates. The 2-year Treasury note, for example, rose 14 basis points over the six months to 1.35%.

Intermediate- and long-term rates, however, moved in the other direction amid falling inflation expectations, less confidence about the implementation of fiscal stimulus, and tepid growth readings relative to expectations. The yield of the 5-year Treasury note fell 7 basis points to 1.84% and the yield of the 10-year Treasury note fell 15 basis points to 2.30%.

Management of the funds

All four of our funds were overweight shorter-dated securities within their benchmarks in anticipation of longer yields drifting higher. (Yields and bond prices move in opposite directions.) That proved a headwind for the funds given that the yield curve actually flattened over the six months.

The funds have an allocation to Treasury Inflation-Protected Securities that are not part of their benchmarks. We had added these securities when the market seemed to be overly pessimistic about the outlook for inflation. While these positions worked well for the funds in the early part of the period, weakness in Consumer Price Index readings in recent months resulted in their being a drag on relative performance for the fiscal half year. We are nevertheless holding onto these securities as we still expect inflation to move higher in the medium term.

Security selection was a positive for all the funds, especially in the last three months of the period. We were successful in using relative value metrics to identify individual bonds offering attractive return potential.

We seized on a tactical opportunity with mortgage-backed securities that helped performance. Their valuations had been running rich, so when it became clear that the Fed’s balance sheet unwind would include mortgage-backed securities and their spreads widened to attractive levels, we added exposure to them.

We selectively purchased agency debt as well when opportunities arose, which added some income to the funds.

Outlook

The U.S. economy is set to continue on its current modest but steady growth trajectory, absent any external shocks, with real GDP expanding by around 2% in 2017. The pace could pick up a little next year depending on the timing and size of any fiscal stimulus the government may enact.

We agree with the Fed’s assessment that the recent disinflation is transitory and that we will see a gradual rise in consumer prices through the end of 2019. The Fed is likely to remain patient and cautious, however, in carrying out monetary tightening. Some Fed officials have indicated they would be in favor of waiting for inflation to reach or even modestly exceed its 2% target for some time before moving to raise rates more quickly. That could mean we won’t see another rate hike until the second half of 2018, especially if the Fed begins reducing its balance sheet later this year.

The funds remain positioned for a steepening yield curve. Less central bank accommodation at home and abroad, modest inflation, and U.S. Treasury issuance of more debt should push longer rates up, whereas short-term rates are likely to remain relatively stable.

Volatility could well pick up before the end of the year. The list of potential catalysts for that is long and includes domestic issues like the looming federal government debt ceiling as well as heightened geopolitical tensions.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal
and Global Head of Fixed Income Group

Gemma Wright-Casparius, Principal
and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

August 18, 2017

For the GNMA Fund

For the six months ended July 31, 2017, Investor Shares of Vanguard GNMA Fund returned 1.61% and Admiral Shares returned 1.66%. The fund outperformed its benchmark index as well as its peer group.

The investment environment

Over the period, global fixed income markets generated strong gains as bouts of elevated political uncertainty kept a lid on government bond yields. In the United States, political controversies—in particular, the investigation into alleged Russian involvement in the 2016 presidential election—led to a short-lived dip in risk assets. The United Kingdom took the next step in the Brexit process as Prime Minister Theresa May triggered Article 50—setting the stage for the nation’s departure from the European Union—and gilt yields declined. Elections in France and the United Kingdom were potential sources of volatility, but ultimately proved benign. Most currencies strengthened versus the U.S. dollar as market participants seemed doubtful that the Federal Reserve would deliver on its projected tightening path.

U.S. GDP growth moderated to 1.2% in the first quarter, but housing and labor-market data remained solid during the second quarter. Economic momentum built in Europe with continued strength in both the services and manufacturing sectors. In Japan, data pointed to domestically driven growth amid declining unemployment, rising consumer prices, and improving business and consumer confidence. While China’s official Purchasing Managers’ Index data improved, other indicators pointed to weaker growth, notably slowdowns in construction activity and property sales. Despite continued labor-market strength, inflation data across developed-market economies remained subdued. Oil prices declined over the period as rising U.S. shale production and growing supplies from Libya and Nigeria continued to offset OPEC production cuts.

Monetary policy developments among developed markets turned marginally more hawkish toward the end of the period. The Fed raised rates in June, projected an additional hike later in 2017, and laid out a plan for tapering its asset purchases. Comments from Governor Mark Carney of the Bank of England indicated rate hikes may be looming in the United Kingdom. However, even as it noted improved euro zone growth, the ECB lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

Sovereign yield curves flattened across most developed markets. Short-end yields increased—especially in Germany, the United Kingdom, and Canada—driven by hawkish comments from those countries’ central banks. However, a lack of global inflation suppressed long-end yields. Intermediate- and long-end U.S. Treasury yields fell on diminished expectations of fiscal stimulus. Japanese government bond yields, anchored by the Bank of Japan’s yield targeting policy, were little changed. Globally, most spread sectors posted positive excess returns as spreads compressed, led by lower-rated sectors.

The agency/mortgage-backed securities market returned 1.84% as measured by the Bloomberg Barclays MBS Fixed Rate Index, outperforming duration-equivalent Treasuries by 20 basis points (as measured by Wellington). Mortgage spreads stabilized in the beginning of the period after Fed rhetoric allayed concerns over a sooner-than-expected tapering of its MBS reinvestments. A subsequent drop in bond market volatility and increased clarity about the Fed’s balance sheet normalization process supported the sector in the latter part of the period. The Fed hiked rates twice during the six-month period, as expected, and revealed a plan for winding down its balance sheet that was more favorably oriented toward MBS than originally anticipated.

GNMA MBS returned 1.46% as measured by the Bloomberg Barclays U.S. GNMA Bond Index, underperforming duration-equivalent Treasuries by 15 basis points (as measured by Wellington). The GNMA sector lagged conventional mortgages due to a lack of demand, particularly from foreign investors.

The fund’s successes

The fund outperformed its benchmark during the period. Security selection within 30-year GNMA securities contributed to that. Our security selection was focused on identifying pools with attractive prepayment characteristics as a way to add value given that MBS spreads remained range-bound. On average, the fund was underweight GNMAs during the period, instead favoring Fannie Mae multifamily Delegated Underwriting and Servicing (DUS) bonds, and agency collateralized mortgage obligations (CMOs). This positioning was beneficial, as GNMAs underperformed DUS and agency CMOs on an excess-return basis. The fund was positioned with a curve-flattening bias, which was also beneficial as intermediate- and long-term yields declined while shorter-term yields rose.

The fund’s shortfalls

The GNMA Fund’s allocation to cash detracted modestly during the period.

The fund’s positioning

We are neutral on agency MBS in the short term. Spreads remain tight relative to history, and concerns about an imminent end to the Fed’s MBS reinvestments have contributed to a cautious outlook for MBS. However, we have long maintained that the Fed will be gradual in its actions and clearly communicate its intentions to avoid surprising the markets: The June Federal Open Market Committee meeting and accompanying press conference further solidified our view. In fact, the details of the Fed’s implementation plan maintained a tapering of its balance sheet that, if anything, was even more gradual than the market was expecting. Additionally, the Fed emphasized interest rates as the primary channel for monetary policy—not its balance sheet—which should further allay concerns over an abrupt end to the program. The Fed confirmed that U.S. Treasury purchases would be adjusted as well, spreading the net supply increase of agency MBS over an even longer period. These events seemed to be well-incorporated into market pricing, given the muted MBS reaction to the news. We believe the reduced risk from a near-term shock to the MBS market coupled with the benefit of MBS income warrants a neutral position. Therefore, we will be opportunistic in our mortgage exposure, closely watching spreads and developments on the economic and political fronts to tactically adjust positioning.

Still, the market will likely begin to price in the Fed’s actions as the year progresses—after all, reinvestments have provided significant support to the MBS market. The Fed’s balance sheet adjustment is likely to be a late-2017 event. While a well-telegraphed, gradual change may moderate the negative impact, spreads may still need to widen slightly to absorb the resulting net new supply. And there will be less time for the MBS yield advantage to offset this risk, which might warrant greater caution in MBS as the year progresses.

The MBS sector continues to face other macro risks, including continued global central bank policy uncertainty, the ability of the economy to deliver on growth and inflation expectations, a potential reexamination of government-sponsored-enterprise reform, uncertainty regarding international relations, and softness in the price of oil. However, positive fundamentals and the attractive income on agency MBS provide important offsets. Specifically, over the longer term, we still expect MBS spreads to remain toward the tight end of their range relative to long-term history based on their favorable supply relative to U.S. Treasuries, lower leverage in the system, a more stable buyer base of long-term investors, a constrained mortgage credit environment, and lower refinancing risk.

Within mortgages, we remain underweight GNMA pass-throughs in favor of assets that can generate income but provide more stable cash flows, such as Fannie Mae DUS and U.S. agency CMOs.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

August 18, 2017

Short-Term Treasury Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.15%	1.25%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	104	155	9,355

Yield to Maturity
(before expenses)	1.5%	1.5%	2.5%

Average Coupon	1.2%	1.7%	3.1%

Average Duration	2.3 years	2.8 years	6.0 years

Average Effective
Maturity	2.1 years	2.9 years	8.2 years

Short-Term
Reserves	3.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	2.7%
Treasury/Agency	97.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.96	0.67
Beta	0.72	0.29
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	33.8%
1 - 3 Years	40.7
3 - 5 Years	20.7
5 - 7 Years	2.3
7 - 10 Years	2.3
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	96.5%
Not Rated	3.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Treasury
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.58%	5.26%	9.84%	10.35%
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04
2017	0.88	-0.45	0.43	0.11
2018	0.56	0.00	0.56	0.90
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-0.32%	0.62%	1.19%	1.01%	2.20%
Admiral Shares	2/13/2001	-0.22	0.72	1.30	1.01	2.31

See Financial Highlights for dividend and capital gains information.

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (98.1%)
U. S. Government Securities (87.6%)
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	54,800	64,318
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	276,850	292,192
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	158,837	158,938
United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	5,580	5,751
United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	9,400	9,235
United States Treasury Note/Bond	0.750%	3/31/18	150,000	149,578
United States Treasury Note/Bond	0.875%	3/31/18	179,000	178,637
United States Treasury Note/Bond	0.750%	4/15/18	75,000	74,754
United States Treasury Note/Bond	0.625%	4/30/18	705,750	702,659
United States Treasury Note/Bond	0.750%	4/30/18	60,000	59,794
United States Treasury Note/Bond	1.000%	5/15/18	150,000	149,742
United States Treasury Note/Bond	0.875%	5/31/18	278,000	277,219
United States Treasury Note/Bond	1.000%	5/31/18	232,000	231,564
United States Treasury Note/Bond	0.625%	6/30/18	38,000	37,792
United States Treasury Note/Bond	1.375%	6/30/18	100,000	100,109
United States Treasury Note/Bond	0.875%	7/15/18	100,000	99,641
United States Treasury Note/Bond	0.750%	7/31/18	101,000	100,511
United States Treasury Note/Bond	1.375%	7/31/18	105,700	105,815
United States Treasury Note/Bond	2.250%	7/31/18	39,000	39,378
United States Treasury Note/Bond	1.000%	8/15/18	103,500	103,209
United States Treasury Note/Bond	0.750%	8/31/18	393,300	391,090
United States Treasury Note/Bond	1.500%	8/31/18	49,000	49,115
United States Treasury Note/Bond	1.375%	9/30/18	22,000	22,021
United States Treasury Note/Bond	0.875%	10/15/18	42,000	41,790
United States Treasury Note/Bond	1.750%	10/31/18	31,600	31,778
United States Treasury Note/Bond	1.250%	11/15/18	70,000	69,957
United States Treasury Note/Bond	1.250%	11/30/18	83,500	83,448
United States Treasury Note/Bond	1.375%	11/30/18	48,000	48,045
United States Treasury Note/Bond	1.250%	12/31/18	56,800	56,765
United States Treasury Note/Bond	1.500%	12/31/18	66,000	66,176
United States Treasury Note/Bond	1.500%	1/31/19	38,000	38,101
United States Treasury Note/Bond	1.625%	3/31/19	3,000	3,015
United States Treasury Note/Bond	1.250%	4/30/19	15,000	14,977
United States Treasury Note/Bond	3.125%	5/15/19	20,000	20,631
United States Treasury Note/Bond	0.750%	7/15/19	50,000	49,422
United States Treasury Note/Bond	0.875%	7/31/19	32,750	32,453
United States Treasury Note/Bond	1.000%	8/31/19	12,000	11,910

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	9/30/19	23,000	23,187
United States Treasury Note/Bond	1.500%	10/31/19	51,000	51,127
United States Treasury Note/Bond	1.000%	11/15/19	20,000	19,825
United States Treasury Note/Bond	1.500%	11/30/19	40,000	40,088
United States Treasury Note/Bond	1.375%	12/15/19	50,000	49,969
United States Treasury Note/Bond	1.125%	12/31/19	12,000	11,919
United States Treasury Note/Bond	1.625%	12/31/19	50,000	50,250
United States Treasury Note/Bond	1.375%	1/15/20	17,807	17,791
United States Treasury Note/Bond	1.250%	1/31/20	189,500	188,670
United States Treasury Note/Bond	1.375%	1/31/20	104,000	103,870
United States Treasury Note/Bond	1.375%	2/15/20	45,948	45,876
United States Treasury Note/Bond	3.625%	2/15/20	40,000	42,188
United States Treasury Note/Bond	1.250%	2/29/20	25,000	24,879
United States Treasury Note/Bond	1.375%	2/29/20	140,000	139,759
United States Treasury Note/Bond	1.625%	3/15/20	104,000	104,488
United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,892
United States Treasury Note/Bond	1.375%	3/31/20	43,100	43,019
United States Treasury Note/Bond	1.500%	4/15/20	20,000	20,019
United States Treasury Note/Bond	1.375%	4/30/20	154,350	153,964
United States Treasury Note/Bond	1.500%	5/15/20	33,000	33,020
United States Treasury Note/Bond	1.375%	5/31/20	124,600	124,250
United States Treasury Note/Bond	1.500%	5/31/20	30,000	30,009
United States Treasury Note/Bond	1.625%	6/30/20	53,700	53,885
United States Treasury Note/Bond	1.875%	6/30/20	45,500	45,998
United States Treasury Note/Bond	1.625%	7/31/20	160,000	160,525
United States Treasury Note/Bond	2.000%	7/31/20	26,700	27,075
United States Treasury Note/Bond	2.625%	8/15/20	24,000	24,780
United States Treasury Note/Bond	8.750%	8/15/20	3,000	3,640
United States Treasury Note/Bond	1.375%	8/31/20	36,000	35,826
United States Treasury Note/Bond	2.125%	8/31/20	111,000	112,960
United States Treasury Note/Bond	1.375%	9/30/20	164,000	163,078
United States Treasury Note/Bond	2.000%	9/30/20	170,000	172,337
United States Treasury Note/Bond	1.375%	10/31/20	134,000	133,141
United States Treasury Note/Bond	1.750%	10/31/20	42,000	42,236
United States Treasury Note/Bond	2.625%	11/15/20	74,750	77,226
United States Treasury Note/Bond	1.625%	11/30/20	32,500	32,535
United States Treasury Note/Bond	2.000%	11/30/20	42,000	42,558
United States Treasury Note/Bond	1.750%	12/31/20	91,415	91,844
United States Treasury Note/Bond	2.375%	12/31/20	30,000	30,778
United States Treasury Note/Bond	1.375%	1/31/21	30,000	29,747
1 United States Treasury Note/Bond	2.125%	1/31/21	64,000	65,090
United States Treasury Note/Bond	3.625%	2/15/21	32,000	34,210
United States Treasury Note/Bond	1.125%	2/28/21	18,000	17,679
United States Treasury Note/Bond	2.000%	8/31/21	8,000	8,087
United States Treasury Note/Bond	1.250%	10/31/21	40,000	39,175
United States Treasury Note/Bond	2.000%	10/31/21	32,000	32,325
United States Treasury Note/Bond	1.750%	3/31/22	15,000	14,960
				6,794,284
Agency Bonds and Notes (7.9%)
2 AID-Iraq	2.149%	1/18/22	52,411	52,916
2 AID-Tunisia	1.416%	8/5/21	16,500	16,253
2 AID-Ukraine	1.471%	9/29/21	25,950	25,563
3 Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,150
3 Fannie Mae Principal Strip	0.000%	2/1/19	9,900	9,686
3 Federal National Mortgage Assn.	0.000%	10/9/19	162,100	156,696

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Financing Corp.	0.000%	5/11/18	72,000	71,274
4	Financing Corp.	0.000%	11/2/18	2,150	2,113
4	Financing Corp.	0.000%	3/7/19	5,475	5,350
	Private Export Funding Corp.	4.375%	3/15/19	13,330	13,941
	Private Export Funding Corp.	1.450%	8/15/19	30,534	30,472
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,888
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,688
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	101,170	97,802
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	19,100	18,186
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	58,220	55,118
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	47,000	44,200
					615,296
Conventional Mortgage-Backed Securities (2.0%)
[3,5,6] Freddie Mac Gold Pool		4.000%	9/1/47	151,500	159,311
[3,5]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	103	117
					159,428
Nonconventional Mortgage-Backed Securities (0.6%)
[3,5,7] Fannie Mae REMICS 2016-1		1.582%	2/25/46	13,018	12,956
[3,5,7] Fannie Mae REMICS 2016-6		1.682%	2/25/46	8,570	8,598
[3,5,7] Fannie Mae REMICS 2016-93		1.582%	12/25/46	9,442	9,450
[3,5,7] Freddie Mac REMICS		1.626%	5/15/46	9,444	9,476
[3,5,7] Freddie Mac REMICS		1.676%	10/15/46	8,021	8,073
					48,553
Total U.S. Government and Agency Obligations (Cost $7,626,956)					7,617,561

				Shares
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
8	Vanguard Market Liquidity Fund
	(Cost $269,764)	1.217%		2,697,123	269,766
Total Investments (101.6%) (Cost $7,896,720)					7,887,327

			Expiration
			Date	Contracts
Liability for Options Written (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/25/17	54	(24)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		9/22/17	54	(8)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		8/25/17	54	(3)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		9/22/17	54	(39)
Total Liability for Options Written (Premiums Received $90)					(74)
Other Assets and Liabilities (-1.6%)
Other Assets					222,014
Other Liabilities					(349,962)
					(127,948)
Net Assets (100%)					7,759,305

Short-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,617,561
Affiliated Vanguard Funds	269,766
Total Investments in Securities	7,887,327
Investment in Vanguard	505
Receivables for Investment Securities Sold	198,949
Receivables for Accrued Income	19,426
Receivables for Capital Shares Issued	2,233
Other Assets	901
Total Assets	8,109,341
Liabilities
Payables for Investment Securities Purchased	337,545
Payables for Capital Shares Redeemed	7,038
Payables for Distributions	1,244
Payables to Vanguard	3,327
Options Contracts Written	74
Other Liabilities	808
Total Liabilities	350,036
Net Assets	7,759,305

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,791,768
Overdistributed Net Investment Income	(133)
Accumulated Net Realized Losses	(26,422)
Unrealized Appreciation (Depreciation)
Investment Securities	(9,393)
Futures Contracts	3,469
Options on Futures Contracts	16
Net Assets	7,759,305

Short-Term Treasury Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 79,510,533 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	846,661
Net Asset Value Per Share—Investor Shares	$10.65

Admiral Shares—Net Assets
Applicable to 649,171,740 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,912,644
Net Asset Value Per Share—Admiral Shares	$10.65

• See Note A in Notes to Financial Statements.
1 Securities with a value of $3,330,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
7 Adjustable-rate security.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	51,064
Total Income	51,064
Expenses
The Vanguard Group—Note B
Investment Advisory Services	495
Management and Administrative—Investor Shares	686
Management and Administrative—Admiral Shares	2,550
Marketing and Distribution—Investor Shares	76
Marketing and Distribution—Admiral Shares	320
Custodian Fees	43
Shareholders’ Reports—Investor Shares	48
Shareholders’ Reports—Admiral Shares	70
Trustees’ Fees and Expenses	3
Total Expenses	4,291
Net Investment Income	46,773
Realized Net Gain (Loss)
Investment Securities Sold[1]	(15,099)
Futures Contracts	(412)
Options on Futures Contracts	1,185
Realized Net Gain (Loss)	(14,326)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	13,141
Futures Contracts	2,568
Options on Futures Contracts	(35)
Change in Unrealized Appreciation (Depreciation)	15,674
Net Increase (Decrease) in Net Assets Resulting from Operations	48,121
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $498,000 and ($6,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,773	72,757
Realized Net Gain (Loss)	(14,326)	17,160
Change in Unrealized Appreciation (Depreciation)	15,674	(54,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,121	35,477
Distributions
Net Investment Income
Investor Shares	(4,914)	(8,403)
Admiral Shares	(42,015)	(64,428)
Realized Capital Gain[1]
Investor Shares	—	(2,705)
Admiral Shares	—	(20,173)
Total Distributions	(46,929)	(95,709)
Capital Share Transactions
Investor Shares	(53,282)	(98,559)
Admiral Shares	106,914	586,883
Net Increase (Decrease) from Capital Share Transactions	53,632	488,324
Total Increase (Decrease)	54,824	428,092
Net Assets
Beginning of Period	7,704,481	7,276,389
End of Period[2]	7,759,305	7,704,481

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $21,440,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($133,000) and ($15,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.73	$10.75	$10.71	$10.73	$10.81
Investment Operations
Net Investment Income	.060	.094	.074	.055	.039	.044
Net Realized and Unrealized Gain (Loss)
on Investments	—	(. 048)	(. 004)	. 053	(. 009)	(. 002)
Total from Investment Operations	.060	.046	.070	.108	.030	.042
Distributions
Dividends from Net Investment Income	(. 060)	(. 094)	(. 074)	(. 055)	(. 039)	(. 044)
Distributions from Realized Capital Gains	—	(. 032)	(. 016)	(. 013)	(. 011)	(. 078)
Total Distributions	(. 060)	(.126)	(. 090)	(. 068)	(. 050)	(.122)
Net Asset Value, End of Period	$10.65	$10.65	$10.73	$10.75	$10.71	$10.73

Total Return[1]	0.56%	0.43%	0.66%	1.01%	0.28%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$847	$900	$1,005	$1,044	$1,151	$1,448
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.12%	0.87%	0.69%	0.52%	0.37%	0.41%
Portfolio Turnover Rate[2]	194%	249%	211%	87%	80%	176%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 9%, 3%, 35%, 22%, 0%, and 63% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.73	$10.75	$10.71	$10.73	$10.81
Investment Operations
Net Investment Income	.065	.105	.085	.066	.050	.055
Net Realized and Unrealized Gain (Loss)
on Investments	—	(. 048)	(. 004)	. 053	(. 009)	(. 002)
Total from Investment Operations	.065	.057	.081	.119	.041	.053
Distributions
Dividends from Net Investment Income	(. 065)	(.105)	(. 085)	(. 066)	(. 050)	(. 055)
Distributions from Realized Capital Gains	—	(. 032)	(. 016)	(. 013)	(. 011)	(. 078)
Total Distributions	(. 065)	(.137)	(.101)	(. 079)	(. 061)	(.133)
Net Asset Value, End of Period	$10.65	$10.65	$10.73	$10.75	$10.71	$10.73

Total Return[1]	0.61%	0.53%	0.76%	1.11%	0.38%	0.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,913	$6,805	$6,271	$5,915	$5,360	$4,879
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.22%	0.97%	0.79%	0.62%	0.47%	0.51%
Portfolio Turnover Rate[2]	194%	249%	211%	87%	80%	176%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 9%, 3%, 35%, 22%, 0%, and 63% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Short-Term Treasury Fund

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 22% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2017, a counterparty had deposited in a segregated account cash of $815,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Short-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $505,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,617,561	—
Temporary Cash Investments	269,766	—	—
Liability for Options Written	(74)	—	—
Futures Contracts—Assets[1]	150	—	—
Futures Contracts—Liabilities[1]	(173)	—	—
Total	269,669	7,617,561	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
				Aggregate
			Number of	Settlement	Unrealized
			Long (Short)	Value	Appreciation
Futures Contracts	Expiration		Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September	2017	7,767	1,680,342	1,169
5- Year U.S. Treasury Note	September	2017	6,109	721,769	1,452
Ultra 10-Year U.S. Treasury Note	September	2017	(2,233)	(301,560)	827
Ultra Long U.S. Treasury Bond	September	2017	(415)	(68,268)	13
10-Year U.S. Treasury Note	September	2017	(539)	(67,855)	8
					3,469

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $11,028,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $7,896,720,000. Net unrealized depreciation of investment securities for tax purposes was $9,393,000, consisting of unrealized gains of $6,983,000 on securities that had risen in value since their purchase and $16,376,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $6,682,429,000 of investment securities and sold $7,532,391,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2017	1,671	674
Options Written	8,861	2,544
Options Expired	(1,925)	(280)
Options Closed	(8,391)	(2,848)
Options Exercised	—	—
Balance at July 31, 2017	216	90

Short-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	104,405	9,809	315,668	29,426
Issued in Lieu of Cash Distributions	4,389	412	10,044	938
Redeemed	(162,076)	(15,229)	(424,271)	(39,539)
Net Increase (Decrease)—Investor Shares	(53,282)	(5,008)	(98,559)	(9,175)
Admiral Shares
Issued	766,820	72,048	1,937,149	180,557
Issued in Lieu of Cash Distributions	34,857	3,275	70,788	6,614
Redeemed	(694,763)	(65,275)	(1,421,054)	(132,567)
Net Increase (Decrease)—Admiral Shares	106,914	10,048	586,883	54,604

H. Management has determined that no material events or transactions occurred subsequent to
July 31, 2017, that would require recognition or disclosure in these financial statements.

Short-Term Federal Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.34%	1.44%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Gov’t	Aggregate
	Fund	Index	Bond Index

Number of Bonds	111	385	9,355

Yield to Maturity
(before expenses)	1.6%	1.5%	2.5%

Average Coupon	1.4%	1.7%	3.1%

Average Duration	2.3 years	2.7 years	6.0 years

Average Effective
Maturity	2.8 years	2.8 years	8.2 years

Short-Term
Reserves	5.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	14.1%
Treasury/Agency	85.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Gov’t	Aggregate
	Index	Bond Index
R-Squared	0.95	0.76
Beta	0.74	0.31
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	18.8%
1 - 3 Years	48.4
3 - 5 Years	21.7
5 - 7 Years	5.8
7 - 10 Years	4.5
10 - 20 Years	0.6
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	94.4%
Aa	0.2
Not Rated	5.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Gov’t
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.77%	4.48%	9.25%	9.86%
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05
2017	1.07	-0.58	0.49	0.13
2018	0.65	0.15	0.80	0.89
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	-0.19%	0.78%	1.57%	1.01%	2.58%
Admiral Shares	2/12/2001	-0.09	0.88	1.67	1.01	2.68

See Financial Highlights for dividend and capital gains information.

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (98.1%)
U. S. Government Securities (13.5%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	115,406	115,480
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	4,040	4,164
1	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	7,000	6,877
	United States Treasury Note/Bond	0.750%	4/15/18	75,000	74,754
	United States Treasury Note/Bond	0.750%	4/30/18	79,000	78,728
	United States Treasury Note/Bond	0.625%	6/30/18	76,000	75,584
	United States Treasury Note/Bond	1.375%	7/31/18	45,500	45,550
	United States Treasury Note/Bond	1.250%	5/31/19	10,500	10,484
	United States Treasury Note/Bond	1.375%	7/31/19	24,300	24,311
	United States Treasury Note/Bond	1.625%	3/15/20	45,800	46,015
	United States Treasury Note/Bond	1.375%	10/31/20	19,800	19,673
	United States Treasury Note/Bond	1.625%	11/30/20	40,300	40,344
	United States Treasury Note/Bond	1.750%	12/31/20	60,000	60,281
	United States Treasury Note/Bond	1.375%	1/31/21	66,000	65,443
	United States Treasury Note/Bond	1.375%	5/31/21	55,000	54,372
					722,060
Agency Bonds and Notes (70.7%)
2	AID-Iraq	2.149%	1/18/22	67,135	67,782
2	AID-Israel	0.000%	11/1/19	14,470	13,881
2	AID-Israel	5.500%	9/18/23	12,700	15,052
2	AID-Israel	5.500%	4/26/24	4,100	4,895
2	AID-Jordan	2.578%	6/30/22	33,500	34,271
2	AID-Tunisia	1.416%	8/5/21	12,300	12,116
2	AID-Ukraine	1.844%	5/16/19	11,665	11,714
2	AID-Ukraine	1.471%	9/29/21	18,850	18,569
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,526
3	Fannie Mae Principal Strip	0.000%	2/1/19	25,682	25,127
4	Federal Home Loan Banks	0.875%	6/29/18	48,200	48,042
4	Federal Home Loan Banks	0.625%	8/7/18	6,440	6,398
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	3,016
4	Federal Home Loan Banks	1.250%	1/16/19	45,400	45,327
4	Federal Home Loan Banks	1.375%	3/18/19	100,200	100,206
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	49,234
4	Federal Home Loan Banks	1.375%	5/28/19	82,800	82,790
4	Federal Home Loan Banks	0.875%	8/5/19	83,500	82,582
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	20,109

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	2/26/18	150,000	149,809
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	5/25/18	50,000	49,893
3	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	16,000	16,500
[3,5]	Federal Home Loan Mortgage Corp.	1.060%	6/22/18	50,000	49,877
3	Federal Home Loan Mortgage Corp.	0.850%	7/27/18	63,000	62,755
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	7/27/18	50,000	49,857
3	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	131,510	130,846
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	11/7/18	75,000	74,638
3	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	96,250	95,852
[3,5]	Federal Home Loan Mortgage Corp.	1.275%	6/28/19	50,000	49,790
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	73,550	72,773
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	7/26/19	50,000	49,739
3	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	175,000	174,802
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,650	120,134
3	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	66,700	66,698
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	4/13/20	75,000	75,054
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	5/28/20	66,400	66,408
[3,5]	Federal National Mortgage Assn.	0.750%	7/27/18	90,000	89,562
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,995
3	Federal National Mortgage Assn.	1.375%	1/28/19	33,750	33,757
3	Federal National Mortgage Assn.	1.000%	2/26/19	14,150	14,069
[3,5]	Federal National Mortgage Assn.	1.250%	2/26/19	75,000	74,741
[3,5]	Federal National Mortgage Assn.	1.250%	6/13/19	50,000	49,776
3	Federal National Mortgage Assn.	0.875%	8/2/19	16,950	16,765
3	Federal National Mortgage Assn.	0.000%	10/9/19	275,300	266,121
3	Federal National Mortgage Assn.	1.000%	10/24/19	76,200	75,448
[3,5]	Federal National Mortgage Assn.	1.250%	11/25/19	75,000	74,437
[3,5]	Federal National Mortgage Assn.	1.150%	11/29/19	77,500	76,841
[3,5]	Federal National Mortgage Assn.	1.750%	1/17/20	50,000	50,029
3	Federal National Mortgage Assn.	1.500%	7/30/20	164,250	163,936
3	Federal National Mortgage Assn.	1.250%	8/17/21	3,350	3,285
3	Federal National Mortgage Assn.	1.875%	4/5/22	48,250	48,255
3	Federal National Mortgage Assn.	1.875%	9/24/26	75,650	72,051
4	Financing Corp.	0.000%	5/11/18	108,000	106,911
4	Financing Corp.	0.000%	11/2/18	1,540	1,513
4	Financing Corp.	0.000%	12/6/18	32,496	31,873
4	Financing Corp.	0.000%	3/7/19	3,910	3,821
	Government Trust Certificate	0.000%	4/1/20	10,419	9,873
	Private Export Funding Corp.	4.375%	3/15/19	9,570	10,009
	Private Export Funding Corp.	1.450%	8/15/19	24,042	23,993
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,581
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,769
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,869
	Private Export Funding Corp.	2.800%	5/15/22	13,545	14,023
	Private Export Funding Corp.	3.550%	1/15/24	19,900	21,364
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,332
	Private Export Funding Corp.	3.250%	6/15/25	16,200	17,044
	Residual Funding Corp. Principal Strip	0.000%	10/15/19	124,331	120,192
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	93,000	88,552
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	63,530	60,145
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	43,408	40,822
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	1,584	1,220
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	13,756	10,504
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	7,094	5,369

	Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	7,094	5,315
4	Tennessee Valley Authority	4.700%	7/15/33	20,990	25,014
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	13,890
					3,769,128
Conventional Mortgage-Backed Securities (12.6%)
[3,5]	Fannie Mae Pool	2.000%	10/1/27–1/1/32	23,784	23,456
	[3,5,6] Fannie Mae Pool	2.500%	2/1/28–8/1/32	141,897	143,210
	[3,5,6] Fannie Mae Pool	3.000%	12/1/20–8/1/32	118,685	122,265
[3,5]	Fannie Mae Pool	3.500%	8/1/20–5/1/30	47,794	50,049
[3,5]	Fannie Mae Pool	4.000%	6/1/18–12/1/28	15,321	16,070
[3,5]	Fannie Mae Pool	4.500%	1/1/18–10/1/25	3,624	3,709
[3,5]	Fannie Mae Pool	5.000%	9/1/17–3/1/38	4,996	5,293
[3,5]	Fannie Mae Pool	5.500%	9/1/17–1/1/25	803	818
[3,5]	Fannie Mae Pool	6.000%	5/1/24	1	1
[3,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	8,000	7,899
	[3,5,6] Freddie Mac Gold Pool	2.500%	6/1/22–8/1/32	83,772	84,518
	[3,5,6] Freddie Mac Gold Pool	3.000%	4/1/27–8/1/32	57,015	58,691
[3,5]	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	17,826	18,716
	[3,5,6] Freddie Mac Gold Pool	4.000%	6/1/18–9/1/47	119,998	126,151
[3,5]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	6,246	6,447
[3,5]	Freddie Mac Gold Pool	5.000%	10/1/17–6/1/25	2,616	2,703
[3,5]	Freddie Mac Gold Pool	5.500%	9/1/17–2/1/19	23	23
[3,5]	Freddie Mac Gold Pool	6.000%	10/1/18	14	14
					670,033
Nonconventional Mortgage-Backed Securities (1.3%)
	[3,5,7] Fannie Mae Pool	3.063%	12/1/40	2,018	2,127
	[3,5,7] Fannie Mae REMICS 2005-45	1.602%	6/25/35	1,129	1,131
	[3,5,7] Fannie Mae REMICS 2005-95	1.642%	11/25/35	1,483	1,491
	[3,5,7] Fannie Mae REMICS 2006-46	1.552%	6/25/36	4,169	4,167
	[3,5,7] Fannie Mae REMICS 2007-4	1.677%	2/25/37	588	591
	[3,5,7] Fannie Mae REMICS 2012-122	1.632%	11/25/42	1,547	1,549
	[3,5,7] Fannie Mae REMICS 2013-19	1.532%	9/25/41	2,138	2,131
	[3,5,7] Fannie Mae REMICS 2013-39	1.582%	5/25/43	1,996	1,992
	[3,5,7] Fannie Mae REMICS 2015-22	1.532%	4/25/45	1,693	1,684
	[3,5,7] Fannie Mae REMICS 2016-55	1.732%	8/25/46	3,280	3,305
	[3,5,7] Fannie Mae REMICS 2016-60	1.482%	9/25/46	6,810	6,788
	[3,5,7] Fannie Mae REMICS 2016-62	1.632%	9/25/46	6,774	6,798
	[3,5,7] Fannie Mae REMICS 2016-93	1.582%	12/25/46	12,868	12,878
	[3,5,7] Freddie Mac Non Gold Pool	2.822%	7/1/35	8,055	8,491
	[3,5,7] Freddie Mac Non Gold Pool	2.966%	9/1/37	6,427	6,798
[3,5]	Freddie Mac Non Gold Pool	3.120%	7/1/33	1,108	1,166
	[3,5,7] Freddie Mac REMICS	1.576%	11/15/36–8/15/43	3,210	3,214
	[3,5,7] Freddie Mac REMICS	1.586%	11/15/36	1,074	1,076
	[3,5,7] Freddie Mac REMICS	1.676%	6/15/42	615	617
					67,994
Total U.S. Government and Agency Obligations (Cost $5,243,789)					5,229,215

Short-Term Federal Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (5.2%)
Money Market Fund (5.2%)
8 Vanguard Market Liquidity Fund (Cost $276,622)	1.217%	2,765,848	276,640
Total Investments (103.3%) (Cost $5,520,411)			5,505,855

	Expiration
	Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/25/17	40	(18)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	9/22/17	37	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/25/17	40	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	9/22/17	37	(26)
Total Liability for Options Written (Premiums Received $61)			(52)
Other Assets and Liabilities (-3.3%)
Other Assets			332,090
Other Liabilities			(507,263)
			(175,173)
Net Assets (100%)			5,330,630

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			5,229,215
Affiliated Vanguard Funds			276,640
Total Investments in Securities			5,505,855
Investment in Vanguard			367
Receivables for Investment Securities Sold			316,204
Receivables for Accrued Income			12,532
Receivables for Capital Shares Issued			2,394
Other Assets			593
Total Assets			5,837,945
Liabilities
Payables for Investment Securities Purchased			496,742
Payables for Capital Shares Redeemed			5,597
Payables for Distributions			638
Payables to Vanguard			3,150
Options Contracts Written			52
Other Liabilities			1,136
Total Liabilities			507,315
Net Assets			5,330,630

Short-Term Federal Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,362,255
Overdistributed Net Investment Income	(96)
Accumulated Net Realized Losses	(17,767)
Unrealized Appreciation (Depreciation)
Investment Securities	(14,556)
Futures Contracts	785
Options on Futures Contracts	9
Net Assets	5,330,630

Investor Shares—Net Assets
Applicable to 74,761,884 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	800,406
Net Asset Value Per Share—Investor Shares	$10.71

Admiral Shares—Net Assets
Applicable to 423,145,036 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,530,224
Net Asset Value Per Share—Admiral Shares	$10.71

• See Note A in Notes to Financial Statements.
1 Securities with a value of $3,586,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
7 Adjustable-rate security.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	41,613
Total Income	41,613
Expenses
The Vanguard Group—Note B
Investment Advisory Services	360
Management and Administrative—Investor Shares	648
Management and Administrative—Admiral Shares	1,788
Marketing and Distribution—Investor Shares	69
Marketing and Distribution—Admiral Shares	224
Custodian Fees	38
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	2
Total Expenses	3,202
Net Investment Income	38,411
Realized Net Gain (Loss)
Investment Securities Sold[1]	(11,507)
Futures Contracts	(5,360)
Options on Futures Contracts	1,066
Realized Net Gain (Loss)	(15,801)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,316
Futures Contracts	(427)
Options on Futures Contracts	(114)
Change in Unrealized Appreciation (Depreciation)	21,775
Net Increase (Decrease) in Net Assets Resulting from Operations	44,385
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $597,000 and $9,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,411	64,461
Realized Net Gain (Loss)	(15,801)	24,789
Change in Unrealized Appreciation (Depreciation)	21,775	(57,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,385	31,646
Distributions
Net Investment Income
Investor Shares	(5,247)	(8,732)
Admiral Shares	(33,276)	(55,814)
Realized Capital Gain[1]
Investor Shares	(486)	(2,109)
Admiral Shares	(2,823)	(12,368)
Total Distributions	(41,832)	(79,023)
Capital Share Transactions
Investor Shares	(26,557)	15,964
Admiral Shares	(291,217)	518,055
Net Increase (Decrease) from Capital Share Transactions	(317,774)	534,019
Total Increase (Decrease)	(315,221)	486,642
Net Assets
Beginning of Period	5,645,851	5,159,209
End of Period[2]	5,330,630	5,645,851
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $14,477,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($96,000) and ($42,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.70	$10.79	$10.82	$10.74	$10.78	$10.89
Investment Operations
Net Investment Income	.069	.116	.095	.066	.058	.061
Net Realized and Unrealized Gain (Loss)
on Investments	.016	(. 063)	.005	.080	(. 034)	.022
Total from Investment Operations	.085	.053	.100	.146	.024	.083
Distributions
Dividends from Net Investment Income	(. 069)	(.116)	(. 095)	(. 066)	(. 058)	(. 061)
Distributions from Realized Capital Gains	(. 006)	(. 027)	(. 035)	—	(. 006)	(.132)
Total Distributions	(. 075)	(.143)	(.130)	(. 066)	(. 064)	(.193)
Net Asset Value, End of Period	$10.71	$10.70	$10.79	$10.82	$10.74	$10.78

Total Return[1]	0.80%	0.49%	0.93%	1.36%	0.22%	0.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$800	$827	$817	$924	$1,051	$1,884
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.07%	0.88%	0.61%	0.54%	0.56%
Portfolio Turnover Rate[2]	203%	304%	314%	361%	418%	436%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 33%, 38%, 75%, 99%, 87%, and 139% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.70	$10.79	$10.82	$10.74	$10.78	$10.89
Investment Operations
Net Investment Income	.074	.127	.105	.077	.069	.071
Net Realized and Unrealized Gain (Loss)
on Investments	.016	(. 063)	.005	.080	(. 034)	.022
Total from Investment Operations	.090	.064	.110	.157	.035	.093
Distributions
Dividends from Net Investment Income	(. 074)	(.127)	(.105)	(. 077)	(. 069)	(. 071)
Distributions from Realized Capital Gains	(. 006)	(. 027)	(. 035)	—	(. 006)	(.132)
Total Distributions	(. 080)	(.154)	(.140)	(. 077)	(. 075)	(. 203)
Net Asset Value, End of Period	$10.71	$10.70	$10.79	$10.82	$10.74	$10.78

Total Return[1]	0.85%	0.59%	1.03%	1.47%	0.33%	0.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,530	$4,819	$4,342	$4,122	$4,205	$3,792
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.17%	0.98%	0.71%	0.64%	0.66%
Portfolio Turnover Rate[2]	203%	304%	314%	361%	418%	436%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 33%, 38%, 75%, 99%, 87%, and 139% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Short-Term Federal Fund

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 19% and 9% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2017, a counterparty had deposited in a segregated account cash of $870,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-

Short-Term Federal Fund

backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Short-Term Federal Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $367,000, representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,229,215	—
Temporary Cash Investments	276,640	—	—
Liability for Options Written	(52)	—	—
Futures Contracts—Assets[1]	192	—	—
Futures Contracts—Liabilities[1]	(68)	—	—
Total	276,712	5,229,215	—
1 Represents variation margin on the last day of the reporting period.

Short-Term Federal Fund

D. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2017	3,777	817,130	86
5-Year U.S. Treasury Note	September 2017	3,363	397,333	417
Ultra 10-Year U.S. Treasury Note	September 2017	(2,509)	(338,833)	351
10-Year U.S. Treasury Note	September 2017	(510)	(64,204)	26
Ultra Long U.S. Treasury Bond	September 2017	(292)	(48,034)	18
30-Year U.S. Treasury Bond	September 2017	(164)	(25,087)	(113)
				785

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2017, the cost of investment securities for tax purposes was $5,520,411,000. Net unrealized depreciation of investment securities for tax purposes was $14,556,000, consisting of unrealized gains of $7,533,000 on securities that had risen in value since their purchase and $22,089,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $4,374,284,000 of investment securities and sold $4,352,286,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2017	3,008	690
Options Written	17,530	3,563
Options Expired	(11,820)	(1,952)
Options Closed	(8,564)	(2,240)
Options Exercised	—	—
Balance at July 31, 2017	154	61

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	72,889	6,814	270,833	25,077
Issued in Lieu of Cash Distributions	5,284	494	9,944	923
Redeemed	(104,730)	(9,793)	(264,813)	(24,536)
Net Increase (Decrease)—Investor Shares	(26,557)	(2,485)	15,964	1,464
Admiral Shares
Issued	635,424	59,418	1,688,505	156,406
Issued in Lieu of Cash Distributions	32,123	3,003	61,066	5,670
Redeemed	(958,764)	(89,660)	(1,231,516)	(114,263)
Net Increase (Decrease)—Admiral Shares	(291,217)	(27,239)	518,055	47,813

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

Intermediate-Term Treasury Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.70%	1.80%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	113	55	9,355

Yield to Maturity
(before expenses)	2.0%	2.1%	2.5%

Average Coupon	1.9%	2.1%	3.1%

Average Duration	5.3 years	6.5 years	6.0 years

Average Effective
Maturity	5.7 years	7.0 years	8.2 years

Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	2.6%
Treasury/Agency	97.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.99	0.88
Beta	0.80	1.14
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
3 - 5 Years	51.8%
5 - 7 Years	25.9
7 - 10 Years	22.0
10 - 20 Years	0.1
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.9%
Not Rated	0.1

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.98%	8.70%	13.68%	14.13%
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38
2017	1.51	-2.35	-0.84	-1.41
2018	0.88	0.90	1.78	2.33
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-2.20%	1.25%	2.30%	2.20%	4.50%
Admiral Shares	2/12/2001	-2.10	1.35	2.42	2.20	4.62

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (101.4%)
U. S. Government Securities (93.9%)
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	133,492	133,577
United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	4,600	4,741
United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	7,800	7,663
United States Treasury Note/Bond	1.375%	9/30/20	200	199
United States Treasury Note/Bond	1.375%	10/31/20	63,771	63,362
United States Treasury Note/Bond	1.750%	10/31/20	97,140	97,686
United States Treasury Note/Bond	2.625%	11/15/20	167,000	172,531
United States Treasury Note/Bond	1.625%	11/30/20	21,500	21,523
United States Treasury Note/Bond	2.000%	11/30/20	37,866	38,369
United States Treasury Note/Bond	1.750%	12/31/20	90,872	91,298
United States Treasury Note/Bond	2.375%	12/31/20	69,900	71,713
United States Treasury Note/Bond	1.375%	1/31/21	67,940	67,367
United States Treasury Note/Bond	2.125%	1/31/21	26,845	27,302
United States Treasury Note/Bond	3.625%	2/15/21	45,000	48,108
United States Treasury Note/Bond	7.875%	2/15/21	4,862	5,900
United States Treasury Note/Bond	1.125%	2/28/21	138,693	136,223
United States Treasury Note/Bond	2.000%	2/28/21	120,000	121,537
United States Treasury Note/Bond	1.250%	3/31/21	86,769	85,521
United States Treasury Note/Bond	2.250%	3/31/21	42,260	43,171
United States Treasury Note/Bond	1.375%	4/30/21	39,821	39,404
United States Treasury Note/Bond	2.250%	4/30/21	79,460	81,161
United States Treasury Note/Bond	3.125%	5/15/21	47,308	49,836
United States Treasury Note/Bond	1.375%	5/31/21	56,959	56,309
United States Treasury Note/Bond	1.125%	6/30/21	35,452	34,688
United States Treasury Note/Bond	2.125%	6/30/21	27,353	27,802
United States Treasury Note/Bond	1.125%	7/31/21	98,950	96,724
United States Treasury Note/Bond	2.250%	7/31/21	25,919	26,462
United States Treasury Note/Bond	2.125%	8/15/21	35,000	35,563
United States Treasury Note/Bond	1.125%	8/31/21	98,500	96,191
United States Treasury Note/Bond	2.000%	8/31/21	55,000	55,602
United States Treasury Note/Bond	1.125%	9/30/21	53,500	52,196
United States Treasury Note/Bond	2.125%	9/30/21	30,000	30,473
United States Treasury Note/Bond	1.250%	10/31/21	85,000	83,247
United States Treasury Note/Bond	2.000%	10/31/21	65,000	65,660
United States Treasury Note/Bond	2.000%	11/15/21	60,000	60,637
United States Treasury Note/Bond	1.750%	11/30/21	139,000	138,978

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	11/30/21	53,000	53,265
United States Treasury Note/Bond	2.000%	12/31/21	68,000	68,648
United States Treasury Note/Bond	2.125%	12/31/21	117,000	118,755
United States Treasury Note/Bond	1.500%	1/31/22	121,400	119,920
United States Treasury Note/Bond	1.875%	1/31/22	91,200	91,542
United States Treasury Note/Bond	2.000%	2/15/22	48,000	48,465
United States Treasury Note/Bond	1.750%	2/28/22	16,057	16,027
United States Treasury Note/Bond	1.875%	2/28/22	65,000	65,244
United States Treasury Note/Bond	1.750%	3/31/22	95,000	94,747
United States Treasury Note/Bond	1.875%	3/31/22	60,000	60,187
United States Treasury Note/Bond	1.750%	4/30/22	82,500	82,255
United States Treasury Note/Bond	1.875%	4/30/22	79,000	79,198
United States Treasury Note/Bond	1.750%	5/15/22	74,200	73,992
United States Treasury Note/Bond	1.875%	5/31/22	12,000	12,030
United States Treasury Note/Bond	2.125%	6/30/22	51,000	51,685
1 United States Treasury Note/Bond	2.000%	7/31/22	23,000	23,173
United States Treasury Note/Bond	1.625%	8/15/22	10,000	9,895
United States Treasury Note/Bond	7.250%	8/15/22	25,727	32,376
United States Treasury Note/Bond	1.875%	8/31/22	10,000	10,009
United States Treasury Note/Bond	1.750%	9/30/22	46,836	46,551
United States Treasury Note/Bond	1.875%	10/31/22	331	331
United States Treasury Note/Bond	1.625%	11/15/22	40,659	40,113
United States Treasury Note/Bond	7.625%	11/15/22	12,000	15,459
United States Treasury Note/Bond	2.125%	12/31/22	21,752	21,990
United States Treasury Note/Bond	1.750%	1/31/23	45,000	44,578
United States Treasury Note/Bond	2.000%	2/15/23	119,283	119,693
United States Treasury Note/Bond	1.500%	2/28/23	57,509	56,170
United States Treasury Note/Bond	1.500%	3/31/23	1,337	1,305
United States Treasury Note/Bond	1.625%	4/30/23	1,500	1,473
United States Treasury Note/Bond	1.750%	5/15/23	106,957	105,704
United States Treasury Note/Bond	1.625%	5/31/23	31,511	30,920
United States Treasury Note/Bond	1.375%	6/30/23	22,279	21,527
United States Treasury Note/Bond	1.250%	7/31/23	49,100	47,029
United States Treasury Note/Bond	2.500%	8/15/23	46,880	48,242
United States Treasury Note/Bond	1.375%	8/31/23	28,300	27,283
United States Treasury Note/Bond	1.375%	9/30/23	94,000	90,533
United States Treasury Note/Bond	1.625%	10/31/23	23,000	22,472
United States Treasury Note/Bond	2.750%	11/15/23	57,353	59,826
United States Treasury Note/Bond	2.250%	12/31/23	73,500	74,419
United States Treasury Note/Bond	2.250%	1/31/24	51,000	51,614
United States Treasury Note/Bond	2.750%	2/15/24	39,119	40,782
United States Treasury Note/Bond	2.125%	2/29/24	95,000	95,371
United States Treasury Note/Bond	2.125%	3/31/24	68,000	68,223
United States Treasury Note/Bond	2.000%	4/30/24	55,000	54,716
United States Treasury Note/Bond	2.500%	5/15/24	134,223	137,788
United States Treasury Note/Bond	2.000%	5/31/24	25,000	24,856
United States Treasury Note/Bond	2.375%	8/15/24	81,018	82,449
United States Treasury Note/Bond	2.250%	11/15/24	110,000	110,859
United States Treasury Note/Bond	2.000%	2/15/25	121,000	119,676
United States Treasury Note/Bond	2.125%	5/15/25	83,000	82,715
United States Treasury Note/Bond	2.000%	8/15/25	105,509	103,992
United States Treasury Note/Bond	2.250%	11/15/25	134,990	135,349
United States Treasury Note/Bond	1.625%	2/15/26	119,384	113,750
United States Treasury Note/Bond	1.625%	5/15/26	127,891	121,557

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.500%	8/15/26	151,900	142,500
	United States Treasury Note/Bond	2.000%	11/15/26	87,500	85,517
	United States Treasury Note/Bond	2.250%	2/15/27	24,800	24,730
					5,852,199
Agency Bonds and Notes (4.8%)
2	AID-Iraq	2.149%	1/18/22	43,400	43,818
2	AID-Israel	5.500%	9/18/23	14,500	17,186
2	AID-Israel	5.500%	4/26/24	4,700	5,611
2	AID-Israel	0.000%	5/1/24	13,215	10,877
2	AID-Israel	0.000%	11/1/24	75,000	61,731
2	AID-Israel	0.000%	8/15/25	15,929	12,664
2	AID-Tunisia	1.416%	8/5/21	15,200	14,972
2	AID-Ukraine	1.471%	9/29/21	23,100	22,755
	Private Export Funding Corp.	2.300%	9/15/20	13,600	13,849
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,561
	Private Export Funding Corp.	2.800%	5/15/22	15,470	16,016
	Private Export Funding Corp.	3.550%	1/15/24	23,800	25,551
	Private Export Funding Corp.	2.450%	7/15/24	6,085	6,122
	Private Export Funding Corp.	3.250%	6/15/25	18,600	19,569
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	1,988	1,531
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	16,673	12,731
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	8,704	6,587
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	8,704	6,522
					302,653
Conventional Mortgage-Backed Securities (2.1%)
[3,4,5] Freddie Mac Gold Pool		4.000%	9/1/47	122,250	128,553

Nonconventional Mortgage-Backed Securities (0.6%)
[3,4,6] Fannie Mae REMICS 2016-1		1.582%	2/25/46	11,665	11,609
[3,4,6] Fannie Mae REMICS 2016-6		1.682%	2/25/46	7,679	7,704
[3,4,6] Freddie Mac REMICS		1.626%	5/15/46	8,401	8,429
[3,4,6] Freddie Mac REMICS		1.676%	10/15/46	7,083	7,129
					34,871
Total U.S. Government and Agency Obligations (Cost $6,306,247)					6,318,276

				Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
7	Vanguard Market Liquidity Fund (Cost $6,156)	1.217%		61,553	6,156
Total Investments (101.5%) (Cost $6,312,403)					6,324,432

Intermediate-Term Treasury Fund

			Market
	Expiration		Value •
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/25/17	44	(19)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	9/22/17	43	(7)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/25/17	44	(3)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	9/22/17	43	(31)
Total Liability for Options Written (Premiums received $73)			(60)

			Amount
			($000
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard			406
Receivables for Investment Securities Sold			261,086
Receivables for Accrued Income			31,821
Receivables for Capital Shares Issued			5,879
Other Assets			931
Total Other Assets			300,123
Liabilities
Payables for Investment Securities Purchased			(378,264)
Payables for Capital Shares Redeemed			(8,934)
Payables for Distributions			(1,484)
Payables to Vanguard			(3,539)
Other Liabilities			(2,718)
Total Liabilities			(394,939)
Net Assets (100%)			6,229,556

Intermediate-Term Treasury Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,284,460
Overdistributed Net Investment Income	(58)
Accumulated Net Realized Losses	(67,320)
Unrealized Appreciation (Depreciation)
Investment Securities	12,029
Futures Contracts	432
Options on Futures Contracts	13
Net Assets	6,229,556

Investor Shares—Net Assets
Applicable to 96,335,533 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,080,394
Net Asset Value Per Share—Investor Shares	$11.21

Admiral Shares—Net Assets
Applicable to 459,135,436 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,149,162
Net Asset Value Per Share—Admiral Shares	$11.21

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,894,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
6 Adjustable-rate security.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	60,945
Total Income	60,945
Expenses
The Vanguard Group—Note B
Investment Advisory Services	402
Management and Administrative—Investor Shares	869
Management and Administrative—Admiral Shares	1,888
Marketing and Distribution—Investor Shares	101
Marketing and Distribution—Admiral Shares	240
Custodian Fees	29
Shareholders’ Reports—Investor Shares	70
Shareholders’ Reports—Admiral Shares	83
Trustees’ Fees and Expenses	2
Total Expenses	3,684
Net Investment Income	57,261
Realized Net Gain (Loss)
Investment Securities Sold[1]	(37,831)
Futures Contracts	1,880
Options on Futures Contracts	969
Realized Net Gain (Loss)	(34,982)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	94,585
Futures Contracts	(358)
Options on Futures Contracts	(30)
Change in Unrealized Appreciation (Depreciation)	94,197
Net Increase (Decrease) in Net Assets Resulting from Operations	116,476
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $129,000 and $4,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,261	107,646
Realized Net Gain (Loss)	(34,982)	49,859
Change in Unrealized Appreciation (Depreciation)	94,197	(218,658)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,476	(61,153)
Distributions
Net Investment Income
Investor Shares	(9,845)	(20,235)
Admiral Shares	(47,435)	(87,462)
Realized Capital Gain[1]
Investor Shares	—	(13,925)
Admiral Shares	—	(60,625)
Total Distributions	(57,280)	(182,247)
Capital Share Transactions
Investor Shares	(115,705)	(95,973)
Admiral Shares	(89,207)	540,212
Net Increase (Decrease) from Capital Share Transactions	(204,912)	444,239
Total Increase (Decrease)	(145,716)	200,839
Net Assets
Beginning of Period	6,375,272	6,174,433
End of Period[2]	6,229,556	6,375,272
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $31,363,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($58,000) and ($39,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.11	$11.51	$11.66	$11.29	$11.60	$11.78
Investment Operations
Net Investment Income	.097	.177	.188	.188	.170	.156
Net Realized and Unrealized Gain (Loss)
on Investments	.100	(. 271)	(. 057)	. 410	(. 256)	(. 028)
Total from Investment Operations	.197	(.094)	.131	.598	(.086)	.128
Distributions
Dividends from Net Investment Income	(. 097)	(.177)	(.188)	(.188)	(.170)	(.156)
Distributions from Realized Capital Gains	—	(.129)	(. 093)	(. 040)	(. 054)	(.152)
Total Distributions	(. 097)	(. 306)	(. 281)	(. 228)	(. 224)	(. 308)
Net Asset Value, End of Period	$11.21	$11.11	$11.51	$11.66	$11.29	$11.60

Total Return[1]	1.78%	-0.84%	1.17%	5.38%	-0.74%	1.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,080	$1,185	$1,326	$1,391	$1,469	$1,902
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.53%	1.64%	1.66%	1.48%	1.33%
Portfolio Turnover Rate[2]	180%	152%	142%	63%	42%	117%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 8%, 3%, 34%, 22%, 0%, and 64% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.11	$11.51	$11.66	$11.29	$11.60	$11.78
Investment Operations
Net Investment Income	.102	.188	.199	.199	.181	.168
Net Realized and Unrealized Gain (Loss)
on Investments	.100	(. 271)	(. 057)	. 410	(. 256)	(. 028)
Total from Investment Operations	. 202	(. 083)	.142	. 609	(. 075)	.140
Distributions
Dividends from Net Investment Income	(.102)	(.188)	(.199)	(.199)	(.181)	(.168)
Distributions from Realized Capital Gains	—	(.129)	(. 093)	(. 040)	(. 054)	(.152)
Total Distributions	(.102)	(. 317)	(. 292)	(. 239)	(. 235)	(. 320)
Net Asset Value, End of Period	$11.21	$11.11	$11.51	$11.66	$11.29	$11.60

Total Return[1]	1.83%	-0.74%	1.27%	5.48%	-0.64%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,149	$5,190	$4,849	$4,287	$3,619	$4,112
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.63%	1.74%	1.76%	1.58%	1.43%
Portfolio Turnover Rate[2]	180%	152%	142%	63%	42%	117%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 8%, 3%, 34%, 22%, 0%, and 64% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 7% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Intermediate-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2017, the counterparty had deposited in a segregated account cash of $660,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

Intermediate-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $406,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,318,276	—
Temporary Cash Investments	6,156	—	—
Liability for Options Written	(60)	—	—
Futures Contracts—Assets[1]	697	—	—
Futures Contracts—Liabilities[1]	(705)	—	—
Total	6,088	6,318,276	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2017	65	14,062	1
5-Year U.S. Treasury Note	September 2017	4,253	502,485	(373)
Ultra 10-Year U.S. Treasury Note	September 2017	(1,299)	(175,426)	799
Ultra Long U.S. Treasury Bond	September 2017	(336)	(55,272)	13
10-Year U.S. Treasury Note	September 2017	696	87,620	(8)
				432

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Intermediate-Term Treasury Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $29,342,000 that may be carried forward indefinitely. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $6,314,566,000. Net unrealized appreciation of investment securities for tax purposes was $9,866,000, consisting of unrealized gains of $31,548,000 on securities that had risen in value since their purchase and $21,682,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $5,643,583,000 of investment securities and sold $5,665,516,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2017	1,385	557
Options Written	7,231	2,078
Options Expired	(1,567)	(228)
Options Closed	(6,875)	(2,334)
Options Exercised	—	—
Balance at July 31, 2017	174	73

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	103,334	9,249	373,162	32,365
Issued in Lieu of Cash Distributions	8,992	804	31,595	2,791
Redeemed	(228,031)	(20,402)	(500,730)	(43,639)
Net Increase (Decrease)—Investor Shares	(115,705)	(10,349)	(95,973)	(8,483)
Admiral Shares
Issued	552,497	49,452	1,898,262	164,741
Issued in Lieu of Cash Distributions	39,265	3,510	124,816	11,036
Redeemed	(680,969)	(60,969)	(1,482,866)	(129,928)
Net Increase (Decrease)—Admiral Shares	(89,207)	(8,007)	540,212	45,849

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

GNMA Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.62%	2.72%

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		GNMA	Aggregate
	Fund	Index	Bond Index
Number of Bonds	43	90	9,355
Yield to Maturity
(before expenses)	2.8%	2.8%	2.5%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	4.5 years	4.6 years	6.0 years
Average Effective
Maturity	7.0 years	6.8 years	8.2 years
Short-Term
Reserves	2.8%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Asset-Backed	0.9%
Collateralized Mortgage Obligations	2.1
Government Mortgage-Backed	96.3
Other Government	0.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays
	GNMA	Aggregate
	Index	Bond Index
R-Squared	0.97	0.80
Beta	1.10	0.58
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	0.3%
1.0% to 4.0%	62.1
4.0% to 6.0%	34.7
6.0% and above	2.9

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.51%	3.05%	8.56%	8.80%
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10
2017	2.19	-1.70	0.49	0.28
2018	1.32	0.29	1.61	1.46
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	-0.10%	1.86%	3.22%	1.19%	4.41%
Admiral Shares	2/12/2001	—	1.96	3.32	1.19	4.51

See Financial Highlights for dividend and capital gains information.

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (97.3%)
Conventional Mortgage-Backed Securities (94.6%)
[1,2]	Fannie Mae Pool	2.250%	10/1/26–11/1/26	65,154	62,958
[1,2]	Fannie Mae Pool	2.500%	10/1/26–8/1/47	7,849	7,808
[1,2]	Fannie Mae Pool	2.640%	12/1/31	15,675	15,208
[1,2]	Fannie Mae Pool	2.710%	9/1/31	7,110	6,913
[1,2]	Fannie Mae Pool	2.720%	9/1/31	1,478	1,450
[1,2]	Fannie Mae Pool	2.870%	2/1/32	21,360	20,673
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,000	989
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,591	2,601
[1,2]	Fannie Mae Pool	2.990%	3/1/27	8,533	8,706
[1,2]	Fannie Mae Pool	3.000%	4/1/25–8/1/47	25,798	25,897
[1,2]	Fannie Mae Pool	3.030%	5/1/29	25,320	25,456
[1,2]	Fannie Mae Pool	3.040%	5/1/27	20,450	20,837
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	1,998
[1,2]	Fannie Mae Pool	3.140%	7/1/32	50,388	50,299
[1,2]	Fannie Mae Pool	3.160%	2/1/27	6,458	6,684
[1,2]	Fannie Mae Pool	3.170%	4/1/27	8,200	8,445
[1,2]	Fannie Mae Pool	3.210%	7/1/26–3/1/29	6,589	6,717
[1,2]	Fannie Mae Pool	3.220%	12/1/26	5,614	5,824
[1,2]	Fannie Mae Pool	3.230%	2/1/27–8/1/27	5,259	5,460
[1,2]	Fannie Mae Pool	3.240%	1/1/27	3,769	3,916
[1,2]	Fannie Mae Pool	3.250%	11/1/23–5/1/32	37,915	38,720
[1,2]	Fannie Mae Pool	3.260%	2/1/27	6,982	7,265
[1,2]	Fannie Mae Pool	3.270%	7/1/30	40,538	41,431
[1,2]	Fannie Mae Pool	3.280%	4/1/27–5/1/29	48,496	49,672
[1,2]	Fannie Mae Pool	3.290%	6/1/29	22,065	22,536
[1,2]	Fannie Mae Pool	3.320%	7/1/30	14,200	14,601
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	10,924
[1,2]	Fannie Mae Pool	3.340%	1/1/27	2,805	2,917
[1,2]	Fannie Mae Pool	3.350%	7/1/27–11/1/30	19,334	19,947
[1,2]	Fannie Mae Pool	3.370%	7/1/25	536	560
[1,2]	Fannie Mae Pool	3.380%	7/1/27	2,433	2,541
[1,2]	Fannie Mae Pool	3.410%	7/1/27–5/1/32	9,057	9,353
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,517	1,534
[1,2]	Fannie Mae Pool	3.430%	6/1/30	1,303	1,353
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,914	7,192
[1,2]	Fannie Mae Pool	3.480%	3/1/37	21,724	22,443

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.490%	7/1/30	9,880	10,287
[1,2]	Fannie Mae Pool	3.500%	2/1/27–8/1/47	861	957
[1,2]	Fannie Mae Pool	3.540%	6/1/30	1,737	1,816
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,875	9,326
[1,2]	Fannie Mae Pool	3.570%	10/1/29	1,051	1,103
[1,2]	Fannie Mae Pool	3.580%	7/1/29–1/1/31	29,604	31,069
[1,2]	Fannie Mae Pool	3.590%	9/1/30	50,357	52,646
[1,2]	Fannie Mae Pool	3.600%	4/1/28	575	596
[1,2]	Fannie Mae Pool	3.610%	10/1/29	4,771	5,022
[1,2]	Fannie Mae Pool	3.670%	3/1/28	465	485
[1,2]	Fannie Mae Pool	3.700%	12/1/25	2,203	2,308
[1,2]	Fannie Mae Pool	3.750%	7/1/25	4,663	4,980
[1,2]	Fannie Mae Pool	3.755%	8/1/25	6,938	7,388
[1,2]	Fannie Mae Pool	3.760%	1/1/26	3,677	3,912
[1,2]	Fannie Mae Pool	3.765%	12/1/25	42,997	45,784
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,482	2,651
[1,2]	Fannie Mae Pool	3.800%	10/1/23	7,249	7,740
[1,2]	Fannie Mae Pool	3.820%	11/1/25–11/1/25	10,815	11,562
[1,2]	Fannie Mae Pool	3.830%	6/1/34	3,349	3,600
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,063
[1,2]	Fannie Mae Pool	3.870%	10/1/25	11,084	11,873
[1,2]	Fannie Mae Pool	3.890%	5/1/30	14,281	15,325
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	13,963
[1,2]	Fannie Mae Pool	3.930%	11/1/25–3/1/26	7,318	7,871
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,457	8,095
[1,2]	Fannie Mae Pool	3.970%	12/1/25–5/1/29	5,982	6,458
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,328	9,920
[1,2]	Fannie Mae Pool	4.000%	5/1/46–6/1/46	10,252	10,801
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,390	16,771
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,258	2,447
[1,2]	Fannie Mae Pool	4.080%	2/1/29	2,951	3,206
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	74,691	81,567
[1,2]	Fannie Mae Pool	4.180%	11/1/30	29,751	32,281
[1,2]	Fannie Mae Pool	4.210%	1/1/26	977	1,065
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,542	4,989
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,328	5,838
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,775	10,756
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,207	2,432
[1,2]	Fannie Mae Pool	4.500%	12/1/40–3/1/44	3,703	3,991
[1,2]	Fannie Mae Pool	5.180%	2/1/26	2,926	3,341
[1,2]	Fannie Mae Pool	6.000%	7/1/22	6	6
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	3,210	3,574
[1,2]	Freddie Mac Gold Pool	2.000%	2/1/32–8/1/32	2,185	2,311
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–8/1/47	52,784	52,954
[1,2]	Freddie Mac Gold Pool	3.500%	6/1/47–8/1/47	1,479	1,535
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	9,179	9,687
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–8/1/47	1,651	2,095
[1,2]	Freddie Mac Gold Pool	5.000%	6/1/29–8/1/44	36,701	40,103
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	111,534	109,757
1	Ginnie Mae I Pool	3.000%	1/15/26–8/1/47	1,342,511	1,366,834
1	Ginnie Mae I Pool	3.500%	7/15/39–8/1/47	852,956	892,266
1	Ginnie Mae I Pool	3.750%	7/15/42	3,604	3,798
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	7,320	7,784
1	Ginnie Mae I Pool	4.000%	6/15/19–8/1/47	1,192,225	1,264,150

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	4.500%	5/15/19–1/15/45	823,050	887,433
1	Ginnie Mae I Pool	5.000%	1/15/30–8/1/47	698,385	768,957
1	Ginnie Mae I Pool	5.500%	9/15/23–8/1/47	485,139	537,079
1	Ginnie Mae I Pool	6.000%	3/15/19–8/1/47	270,438	300,646
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	195,499	210,741
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	58,901	68,094
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	55	57
[1,3]	Ginnie Mae I Pool	7.500%	10/15/31	22,391	25,952
1	Ginnie Mae I Pool	7.750%	2/15/27	24	25
1	Ginnie Mae I Pool	8.000%	8/15/31	8,351	9,662
1	Ginnie Mae I Pool	8.500%	8/15/18–6/15/28	1,100	1,163
1	Ginnie Mae I Pool	9.000%	4/15/18–5/15/21	15	15
1	Ginnie Mae I Pool	9.500%	8/15/17–8/15/21	235	248
1	Ginnie Mae I Pool	10.000%	3/15/18–7/15/19	5	4
1	Ginnie Mae II Pool	1.500%	6/20/39–12/20/44	1,053	913
1	Ginnie Mae II Pool	2.000%	10/20/43–2/20/47	980	888
1	Ginnie Mae II Pool	2.500%	11/20/42–8/1/47	568,096	557,386
[1,4]	Ginnie Mae II Pool	3.000%	4/20/31–8/1/47	4,126,650	4,187,761
1	Ginnie Mae II Pool	3.500%	11/20/26–8/1/47	6,120,964	6,365,818
[1,4]	Ginnie Mae II Pool	4.000%	4/20/39–9/1/47	3,278,573	3,456,953
[1,4]	Ginnie Mae II Pool	4.500%	12/20/32–8/1/47	950,298	1,018,004
1	Ginnie Mae II Pool	5.000%	10/20/32–3/20/45	383,444	416,613
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	40,952	44,882
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	53,237	59,571
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,387	1,581
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	132	150
1	Ginnie Mae II Pool	10.000%	3/20/18–7/20/18	1	1
					23,682,564
Nonconventional Mortgage-Backed Securities (2.7%)
[1,2]	Fannie Mae Pool	2.313%	8/1/43	15,600	15,725
[1,2]	Fannie Mae Pool	2.782%	9/1/44	17,306	17,590
[1,2]	Fannie Mae REMICS	3.000%	6/25/43–6/25/47	30,466	26,183
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	5,698	6,417
[1,2]	Freddie Mac Non Gold Pool	2.268%	8/1/43	24,424	24,555
[1,2]	Freddie Mac Non Gold Pool	2.294%	9/1/43	10,021	10,063
[1,2]	Freddie Mac Non Gold Pool	2.723%	10/1/44	31,693	31,970
[1,2]	Freddie Mac Non Gold Pool	2.820%	7/1/44	11,049	11,169
[1,2]	Freddie Mac Non Gold Pool	2.841%	10/1/44	14,800	14,961
[1,2]	Freddie Mac Non Gold Pool	2.917%	4/1/44	15,325	15,467
[1,2]	Freddie Mac Non Gold Pool	2.937%	9/1/44	10,398	10,481
[1,2]	Freddie Mac Non Gold Pool	3.105%	10/1/44	22,514	22,786
[1,2]	Freddie Mac REMICS	3.000%	6/15/41–3/15/43	113,224	110,833
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	15,732	17,664
[1,5]	Ginnie Mae REMICS	1.428%	2/20/37	3,962	3,951
1	Ginnie Mae REMICS	2.350%	5/17/46	36,082	35,796
1	Ginnie Mae REMICS	2.500%	12/16/39	21,566	21,645
1	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	44,496	39,336
1	Ginnie Mae REMICS	2.650%	11/17/48	16,507	16,350
1	Ginnie Mae REMICS	3.000%	3/20/40–5/20/47	65,292	62,110
1	Ginnie Mae REMICS	3.000%	3/20/47	6,999	6,543
1	Ginnie Mae REMICs	3.000%	4/20/47	12,440	12,308
1	Ginnie Mae REMICS	3.250%	8/20/44	7,846	7,240
1	Ginnie Mae REMICS	3.500%	7/20/43–9/20/44	31,808	32,946
1	Ginnie Mae REMICS	3.500%	11/20/45	22,789	23,338

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Ginnie Mae REMICS	3.750%	7/20/44	1,782	1,844
1	Ginnie Mae REMICS	4.500%	6/20/39	3,943	4,312
1	Ginnie Mae REMICS	5.000%	6/16/37	17,525	19,579
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	21,483	23,589
[1,5]	Government National Mortgage Assn.	2.700%	5/16/35	13,631	13,339
1	Government National Mortgage Assn.	2.400%	9/16/46	27,011	26,843
					686,933
Total U.S. Government and Agency Obligations (Cost $24,127,053)					24,369,497
Asset-Backed/Commercial Mortgage-Backed Securities (0.9%)
[1,2,5]Fannie Mae-Aces 2017-M4		2.597%	12/25/26	102,680	100,560
[1,2,5]Fannie Mae-Aces 2017-M7		2.961%	2/25/27	71,893	72,310
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K062	3.413%	12/25/26	25,000	26,201
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K063	3.430%	1/25/27	20,500	21,497
[1,2,5]FHLMC Multifamily Structured Pass
	Through Certificates K064	3.224%	3/25/27	5,500	5,674
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $226,489)					226,242
Temporary Cash Investments (2.9%)
Repurchase Agreements (1.6%)
	Bank of America Securities, LLC
	(Dated 7/31/17, Repurchase Value
	$62,802,000, collateralized by U. S.
	Treasury Note/Bond 2.000%, 7/31/20,
	with a value of $64,056,000)	1.050%	8/1/17	62,800	62,800
	Bank of Montreal
	(Dated 7/31/17, Repurchase Value
	$18,701,000, collateralized by U. S.
	Treasury Bill 0.000%, 1/11/18,
	and U.S. Treasury Note/Bond
	1.750%–2.500%, 2/15/22–5/15/24,
	with a value of $19,074,000)	1.030%	8/1/17	18,700	18,700
	Barclays Capital Inc.
	(Dated 7/31/17, Repurchase Value
	$77,202,000, collateralized by U.S.
	Treasury Bill 0.000%, 4/26/18,
	and U.S. Treasury Note/Bond
	1.000%–8.500%, 1/31/18–2/15/40,
	with a value of $78,744,000)	1.020%	8/1/17	77,200	77,200
	Citigroup Global Markets Inc.
	(Dated 7/31/17, Repurchase Value
	$10,100,000, collateralized by U. S.
	Treasury Note/Bond 1.500%, 3/31/23,
	with a value of $10,302,000)	1.040%	8/1/17	10,100	10,100
	HSBC Securities USA
	(Dated 7/31/17, Repurchase Value
	$33,001,000, collateralized by
	Federal Home Loan Mortgage Corp.
	3.500%–4.000%, 10/1/31–1/1/47,
	with a value of $33,666,000)	1.040%	8/1/17	33,000	33,000

GNMA Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HSBC Securities USA
(Dated 7/31/17, Repurchase Value
$66,302,000, collateralized by U.S.
Treasury Note/Bond 2.125%, 7/31/24,
with a value of $67,631,000)	1.030%	8/1/17	66,300	66,300
Societe Generale
(Dated 7/31/17, Repurchase Value
$1,800,000, collateralized by Federal
Home Loan Mortgage Bank 1.375%,
3/18/19, Federal Home Loan Mortgage
Corp. 4.100%–5.966%, 9/1/20–11/1/30,
Federal National Mortgage Assn.
1.000%, 5/21/18, and Government
National Mortgage Assn.,
2.125%–3.500%, 1/20/26– 6/20/46,
with a value of $1,836,000)	1.050%	8/1/17	1,800	1,800
TD Securities (USA) LLC
(Dated 7/31/17, Repurchase Value
$91,203,000, collateralized by
Federal National Mortgage Assn.,
3.000%–4.000%, 9/1/42– 6/1/44,
Government National Mortgage
Assn., 4.500%, 3/20/41, and U.S.
Treasury Note/Bond 2.500%, 2/15/46,
with a value of $93,024,000)	1.040%	8/1/17	91,200	91,200
Wells Fargo & Co.
(Dated 7/31/17, Repurchase Value
$27,501,000, collateralized by Federal
National Mortgage Assn., 3.500%, 2/1/47,
with a value of $28,050,000)	1.060%	8/1/17	27,500	27,500
				388,600

			Shares
Money Market Fund (1.3%)
6 Vanguard Market Liquidity Fund	1.217%		3,262,686	326,334
Total Temporary Cash Investments (Cost $714,869)				714,934
Total Investments (101.1%) (Cost $25,068,411)				25,310,673
Other Assets and Liabilities (-1.1%)
Other Assets[7]				5,430,444
Liabilities				(5,703,748)
				(273,304)
Net Assets (100%)				25,037,369

GNMA Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	24,984,339
Affiliated Vanguard Funds	326,334
Total Investments in Securities	25,310,673
Investment in Vanguard	1,630
Receivables for Investment Securities Sold	5,311,367
Receivables for Accrued Income	71,959
Receivables for Capital Shares Issued	10,073
Other Assets[7]	35,415
Total Assets	30,741,117
Liabilities
Payables for Investment Securities Purchased	5,631,330
Payables to Investment Advisor	608
Payables for Capital Shares Redeemed	21,580
Payables for Distributions	9,802
Payables to Vanguard	39,456
Other Liabilities	972
Total Liabilities	5,703,748
Net Assets	25,037,369

GNMA Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	25,062,921
Overdistributed Net Investment Income	(1,387)
Accumulated Net Realized Losses	(261,708)
Unrealized Appreciation (Depreciation)
Investment Securities	242,262
Futures Contracts	(881)
Swap Contracts	(3,838)
Net Assets	25,037,369

Investor Shares—Net Assets
Applicable to 748,794,122 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,890,275
Net Asset Value Per Share—Investor Shares	$10.54

Admiral Shares—Net Assets
Applicable to 1,627,274,703 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,147,094
Net Asset Value Per Share—Admiral Shares	$10.54

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $20,123,000 have been segregated as initial margin for open futures contracts.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
5 Adjustable-rate security.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
7 Cash of $4,811,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions. Cash of $28,805,000 has been segregated as collateral for open centrally cleared interest rate swaps.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	361,886
Total Income	361,886
Expenses
Investment Advisory Fees—Note B	1,218
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,780
Management and Administrative—Admiral Shares	7,434
Marketing and Distribution—Investor Shares	527
Marketing and Distribution—Admiral Shares	605
Custodian Fees	427
Shareholders’ Reports—Investor Shares	411
Shareholders’ Reports—Admiral Shares	248
Trustees’ Fees and Expenses	20
Total Expenses	17,670
Net Investment Income	344,216
Realized Net Gain (Loss)
Investment Securities Sold[1]	(85,842)
Futures Contracts	7,908
Swap Contracts	(120)
Realized Net Gain (Loss)	(78,054)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	145,567
Futures Contracts	(204)
Swap Contracts	(3,838)
Change in Unrealized Appreciation (Depreciation)	141,525
Net Increase (Decrease) in Net Assets Resulting from Operations	407,687
1 Interest income and realized net gain (loss) from an affiliated company of the fund was $1,652,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	344,216	599,094
Realized Net Gain (Loss)	(78,054)	6,693
Change in Unrealized Appreciation (Depreciation)	141,525	(462,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	407,687	143,485
Distributions
Net Investment Income
Investor Shares	(103,817)	(186,773)
Admiral Shares	(235,631)	(415,068)
Realized Capital Gain[1]
Investor Shares	—	(58,484)
Admiral Shares	—	(127,768)
Total Distributions	(339,448)	(788,093)
Capital Share Transactions
Investor Shares	(124,260)	(291,177)
Admiral Shares	(513,060)	640,086
Net Increase (Decrease) from Capital Share Transactions	(637,320)	348,909
Total Increase (Decrease)	(569,081)	(295,699)
Net Assets
Beginning of Period	25,606,450	25,902,149
End of Period[2]	25,037,369	25,606,450

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $186,251,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,387,000) and ($6,035,000).

See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.51	$10.77	$10.88	$10.61	$10.83	$11.09
Investment Operations
Net Investment Income	.139	.236	.249	.275	.244	.288
Net Realized and Unrealized Gain (Loss)
on Investments	. 029	(.183)	(. 055)	. 278	(. 210)	(.139)
Total from Investment Operations	.168	.053	.194	.553	.034	.149
Distributions
Dividends from Net Investment Income	(.138)	(. 237)	(. 250)	(. 274)	(. 244)	(. 288)
Distributions from Realized Capital Gains	—	(. 076)	(. 054)	(. 009)	(. 010)	(.121)
Total Distributions	(.138)	(. 313)	(. 304)	(. 283)	(. 254)	(. 409)
Net Asset Value, End of Period	$10.54	$10.51	$10.77	$10.88	$10.61	$10.83

Total Return[1]	1.61%	0.49%	1.83%	5.29%	0.34%	1.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,890	$7,993	$8,483	$9,163	$9,535	$13,745
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.68%	2.19%	2.33%	2.56%	2.31%	2.59%
Portfolio Turnover Rate[2]	688%	926%	706%	685%	167%	130%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 211%, 300%, 219%, 268%, 149%, and 82% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.51	$10.77	$10.88	$10.61	$10.83	$11.09
Investment Operations
Net Investment Income	.144	.247	.260	.286	.255	.299
Net Realized and Unrealized Gain (Loss)
on Investments	. 029	(.183)	(. 055)	. 278	(. 210)	(.139)
Total from Investment Operations	.173	.064	.205	.564	.045	.160
Distributions
Dividends from Net Investment Income	(.143)	(. 248)	(. 261)	(. 285)	(. 255)	(. 299)
Distributions from Realized Capital Gains	—	(. 076)	(. 054)	(. 009)	(. 010)	(.121)
Total Distributions	(.143)	(. 324)	(. 315)	(. 294)	(. 265)	(. 420)
Net Asset Value, End of Period	$10.54	$10.51	$10.77	$10.88	$10.61	$10.83

Total Return[1]	1.66%	0.59%	1.93%	5.39%	0.44%	1.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,147	$17,613	$17,419	$17,544	$17,277	$25,127
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.78%	2.29%	2.43%	2.66%	2.41%	2.69%
Portfolio Turnover Rate[2]	688%	926%	706%	685%	167%	130%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 211%, 300%, 219%, 268%, 149%, and 82% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed

GNMA Fund

percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged.

Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2017, the average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by,

GNMA Fund

among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2017, counterparties had deposited in segregated accounts securities and cash with a value of $2,333,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

GNMA Fund

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2017, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,630,000, representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,369,497	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	226,242	—
Temporary Cash Investments	326,334	388,600	—
Futures Contracts—Liabilities[1]	(378)	—	—
Swap Contracts—Assets	267[1]	—	—
Swap Contracts—Liabilities	(199)[1]	—	—
Total	326,024	24,984,339	—
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	2,708	319,946	481
10-Year U.S. Treasury Note	September 2017	5,306	667,976	(1,441)
30-Year U.S. Treasury Bond	September 2017	116	17,744	79
				(881)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

GNMA Fund

At July 31, 2017, the fund had the following open interest rate swap contracts:

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
5/15/24	9/29/17[1]	LCH	349,500	(2.202)	0.000[2]	(2,983)
7/14/27	N/A	LCH	292,775	(2.275)	1.304[2]	(855)
						(3,838)
LCH—London Clearing House.

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $120,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $180,977,000. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carry forward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $25,071,884,000. Net unrealized appreciation of investment securities for tax purposes was $238,789,000, consisting of unrealized gains of $344,943,000 on securities that had risen in value since their purchase and $106,154,000 in unrealized losses on securities that had fallen in value since their purchase.

GNMA Fund

G. During the six months ended July 31, 2017, the fund purchased $85,872,414,000 of investment securities and sold $86,861,009,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	429,028	40,757	1,214,567	112,786
Issued in Lieu of Cash Distributions	96,172	9,124	226,412	21,185
Redeemed	(649,460)	(61,689)	(1,732,156)	(161,229)
Net Increase (Decrease)—Investor Shares	(124,260)	(11,808)	(291,177)	(27,258)
Admiral Shares
Issued	954,992	90,669	3,297,937	306,270
Issued in Lieu of Cash Distributions	183,913	17,449	430,560	40,297
Redeemed	(1,651,965)	(156,907)	(3,088,411)	(288,180)
Net Increase (Decrease)—Admiral Shares	(513,060)	(48,789)	640,086	58,387

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

Long-Term Treasury Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.57%	2.67%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		Long	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index

Number of Bonds	60	47	9,355

Yield to Maturity
(before expenses)	2.9%	2.8%	2.5%

Average Coupon	3.2%	3.4%	3.1%

Average Duration	16.8 years	17.5 years	6.0 years

Average Effective
Maturity	24.5 years	25.1 years	8.2 years

Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	2.6%
Treasury/Agency	97.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	Long	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.99	0.87
Beta	1.04	3.67
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
5 - 7 Years	2.2%
7 - 10 Years	2.3
10 - 20 Years	10.4
20 - 30 Years	85.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.7%
Not Rated	0.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				Treasury
	Investor Shares
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.27%	7.82%	13.09%	13.
2009	4.57	4.68	9.25	10.
2010	3.98	-5.33	-1.35	-2.
2011	4.03	-0.45	3.58	4.
2012	4.13	28.40	32.53	32.
2013	2.73	-2.73	0.00	-0.
2014	2.97	-7.42	-4.45	-4.
2015	3.80	24.67	28.47	28.
2016	2.59	-7.50	-4.91	-4.
2017	2.44	-5.65	-3.21	-3.
2018	1.41	2.97	4.38	4.
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-7.39%	2.58%	3.54%	3.58%	7.12%
Admiral Shares	2/12/2001	-7.30	2.68	3.66	3.58	7.24

See Financial Highlights for dividend and capital gains information.

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (100.8%)
U. S. Government Securities (96.1%)
1	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	70,708	70,753
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	2,580	2,659
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	4,300	4,225
	United States Treasury Note/Bond	6.375%	8/15/27	32,498	44,400
	United States Treasury Note/Bond	6.125%	11/15/27	43,400	58,570
	United States Treasury Note/Bond	5.500%	8/15/28	6,129	8,008
	United States Treasury Note/Bond	5.250%	11/15/28	14,800	19,041
	United States Treasury Note/Bond	5.250%	2/15/29	18,238	23,533
	United States Treasury Note/Bond	6.125%	8/15/29	13,570	18,884
	United States Treasury Note/Bond	5.375%	2/15/31	29,000	38,896
	United States Treasury Note/Bond	4.500%	2/15/36	43,764	56,189
	United States Treasury Note/Bond	4.750%	2/15/37	2,459	3,259
	United States Treasury Note/Bond	5.000%	5/15/37	18,300	24,974
	United States Treasury Note/Bond	4.375%	2/15/38	32,800	41,533
	United States Treasury Note/Bond	4.500%	5/15/38	31,100	40,022
	United States Treasury Note/Bond	3.500%	2/15/39	45,000	50,540
	United States Treasury Note/Bond	4.250%	5/15/39	35,324	43,995
	United States Treasury Note/Bond	4.500%	8/15/39	14,336	18,464
	United States Treasury Note/Bond	4.375%	11/15/39	36,496	46,242
	United States Treasury Note/Bond	4.625%	2/15/40	64,412	84,420
	United States Treasury Note/Bond	4.375%	5/15/40	54,381	68,987
	United States Treasury Note/Bond	3.875%	8/15/40	43,315	51,227
	United States Treasury Note/Bond	4.250%	11/15/40	45,222	56,478
	United States Treasury Note/Bond	4.750%	2/15/41	14,575	19,506
	United States Treasury Note/Bond	4.375%	5/15/41	38,200	48,645
	United States Treasury Note/Bond	3.750%	8/15/41	31,892	37,090
	United States Treasury Note/Bond	3.125%	11/15/41	18,876	19,849
	United States Treasury Note/Bond	3.125%	2/15/42	24,215	25,452
	United States Treasury Note/Bond	3.000%	5/15/42	38,083	39,142
	United States Treasury Note/Bond	2.750%	8/15/42	68,131	66,865
	United States Treasury Note/Bond	2.750%	11/15/42	84,475	82,799
	United States Treasury Note/Bond	3.125%	2/15/43	87,021	91,222
1	United States Treasury Note/Bond	2.875%	5/15/43	122,711	122,902
	United States Treasury Note/Bond	3.625%	8/15/43	118,083	134,781
	United States Treasury Note/Bond	3.750%	11/15/43	137,408	160,230
	United States Treasury Note/Bond	3.625%	2/15/44	120,999	138,316

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.375%	5/15/44	121,802	133,488
	United States Treasury Note/Bond	3.125%	8/15/44	134,732	141,153
	United States Treasury Note/Bond	3.000%	11/15/44	105,429	107,883
	United States Treasury Note/Bond	2.500%	2/15/45	117,846	109,044
	United States Treasury Note/Bond	3.000%	5/15/45	137,707	140,720
	United States Treasury Note/Bond	2.875%	8/15/45	127,670	127,311
	United States Treasury Note/Bond	3.000%	11/15/45	122,418	125,019
	United States Treasury Note/Bond	2.500%	2/15/46	129,450	119,397
	United States Treasury Note/Bond	2.500%	5/15/46	126,723	116,803
	United States Treasury Note/Bond	2.250%	8/15/46	130,253	113,544
	United States Treasury Note/Bond	2.875%	11/15/46	122,456	121,939
	United States Treasury Note/Bond	3.000%	2/15/47	115,527	117,946
	United States Treasury Note/Bond	3.000%	5/15/47	29,200	29,834
					3,366,179
Agency Bonds and Notes (2.1%)
2	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,211
2	Fannie Mae Principal Strip	0.000%	5/15/30	25,912	17,575
2	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	13,857
2	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,292
2	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	717
2	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	10,649
2	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	8,704
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	16,021
					72,026
Conventional Mortgage-Backed Securities (2.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	15	17
[2,3,4] Freddie Mac Gold Pool		4.000%	9/1/47	66,750	70,191
					70,208
Nonconventional Mortgage-Backed Securities (0.6%)
[2,3,5] Fannie Mae REMICS 2016-1		1.582%	2/25/46	7,076	7,042
[2,3,5] Fannie Mae REMICS 2016-6		1.682%	2/25/46	4,658	4,673
[2,3,5] Freddie Mac REMICS		1.626%	5/15/46	4,975	4,992
[2,3,5] Freddie Mac REMICS		1.676%	10/15/46	4,173	4,200
					20,907
Total U.S. Government and Agency Obligations (Cost $3,403,952)					3,529,320

				Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
6	Vanguard Market Liquidity Fund (Cost $10,751)	1.217%		107,501	10,752
Total Investments (101.1%) (Cost $3,414,703)					3,540,072

Long-Term Treasury Fund

			Market
	Expiration		Value •
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/25/17	24	(10)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	9/22/17	25	(4)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	9/22/17	25	(18)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/25/17	24	(2)
Total Liability for Options Written (Premiums Received $41)			(34)
Other Assets and Liabilities (-1.1%)
Other Assets			201,489
Other Liabilities			(238,775)
			(37,286)
Net Assets (100%)			3,502,752

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			3,529,320
Affiliated Vanguard Funds			10,752
Total Investments in Securities			3,540,072
Investment in Vanguard			228
Receivables for Investment Securities Sold			158,814
Receivables for Accrued Income			36,982
Receivables for Capital Shares Issued			5,109
Other Assets			356
Total Assets			3,741,561
Liabilities
Payables for Investment Securities Purchased			228,332
Payables for Capital Shares Redeemed			3,412
Payables for Distributions			906
Payables to Vanguard			3,264
Options Contracts Written			34
Other Liabilities			2,861
Total Liabilities			238,809
Net Assets			3,502,752

Long-Term Treasury Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,419,710
Overdistributed Net Investment Income	(30)
Accumulated Net Realized Losses	(42,272)
Unrealized Appreciation (Depreciation)
Investment Securities	125,369
Futures Contracts	(32)
Options on Futures Contracts	7
Net Assets	3,502,752

Investor Shares—Net Assets
Applicable to 80,997,606 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	983,581
Net Asset Value Per Share—Investor Shares	$12.14

Admiral Shares—Net Assets
Applicable to 207,452,900 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,519,171
Net Asset Value Per Share—Admiral Shares	$12.14

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,541,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
5 Adjustable-rate security.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	50,238
Total Income	50,238
Expenses
The Vanguard Group—Note B
Investment Advisory Services	218
Management and Administrative—Investor Shares	745
Management and Administrative—Admiral Shares	850
Marketing and Distribution—Investor Shares	88
Marketing and Distribution—Admiral Shares	113
Custodian Fees	17
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	73
Trustees’ Fees and Expenses	1
Total Expenses	2,171
Net Investment Income	48,067
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,536
Options on Futures Contracts	529
Futures Contracts	3,081
Realized Net Gain (Loss)	12,146
Change in Unrealized Appreciation (Depreciation)
Investment Securities	85,256
Futures Contracts	327
Options on Futures Contracts	(17)
Change in Unrealized Appreciation (Depreciation)	85,566
Net Increase (Decrease) in Net Assets Resulting from Operations	145,779
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $90,000 and $4,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,067	102,233
Realized Net Gain (Loss)	12,146	43,528
Change in Unrealized Appreciation (Depreciation)	85,566	(275,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	145,779	(130,003)
Distributions
Net Investment Income
Investor Shares	(13,575)	(29,991)
Admiral Shares	(34,479)	(72,285)
Realized Capital Gain[1]
Investor Shares	—	(23,887)
Admiral Shares	—	(58,782)
Total Distributions	(48,054)	(184,945)
Capital Share Transactions
Investor Shares	(40,993)	(67,432)
Admiral Shares	(57,732)	338,231
Net Increase (Decrease) from Capital Share Transactions	(98,725)	270,799
Total Increase (Decrease)	(1,000)	(44,149)
Net Assets
Beginning of Period	3,503,752	3,547,901
End of Period[2]	3,502,752	3,503,752
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $14,459,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($30,000) and ($43,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.79	$12.80	$14.19	$11.55	$12.61	$13.32
Investment Operations
Net Investment Income	.165	.332	.351	.372	.374	.369
Net Realized and Unrealized Gain (Loss)
on Investments	.350	(.725)	(1.070)	2.833	(.937)	(.361)
Total from Investment Operations	. 515	(. 393)	(.719)	3.205	(. 563)	. 008
Distributions
Dividends from Net Investment Income	(.165)	(. 332)	(. 351)	(. 372)	(. 374)	(. 369)
Distributions from Realized Capital Gains	—	(. 285)	(. 320)	(.193)	(.123)	(. 349)
Total Distributions	(.165)	(. 617)	(. 671)	(. 565)	(. 497)	(.718)
Net Asset Value, End of Period	$12.14	$11.79	$12.80	$14.19	$11.55	$12.61

Total Return[1]	4.38%	-3.21%	-4.91%	28.47%	-4.45%	0.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$984	$995	$1,148	$1,318	$1,013	$1,349
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.53%	2.76%	3.02%	3.14%	2.78%
Portfolio Turnover Rate[2]	85%	94%	117%	59%	44%	105%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 8%, 3%, 36%, 22%, 0%, and 61% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.79	$12.80	$14.19	$11.55	$12.61	$13.32
Investment Operations
Net Investment Income	.170	.345	.363	.384	.386	.382
Net Realized and Unrealized Gain (Loss)
on Investments	.350	(.725)	(1.070)	2.833	(.937)	(.361)
Total from Investment Operations	. 520	(. 380)	(.707)	3.217	(. 551)	. 021
Distributions
Dividends from Net Investment Income	(.170)	(. 345)	(. 363)	(. 384)	(. 386)	(. 382)
Distributions from Realized Capital Gains	—	(. 285)	(. 320)	(.193)	(.123)	(. 349)
Total Distributions	(.170)	(. 630)	(. 683)	(. 577)	(. 509)	(.731)
Net Asset Value, End of Period	$12.14	$11.79	$12.80	$14.19	$11.55	$12.61

Total Return[1]	4.43%	-3.12%	-4.81%	28.60%	-4.36%	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,519	$2,509	$2,400	$2,448	$1,563	$2,063
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.63%	2.86%	3.12%	3.24%	2.88%
Portfolio Turnover Rate[2]	85%	94%	117%	59%	44%	105%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 8%, 3%, 36%, 22%, 0%, and 61% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Long-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options written represented less than 1% of net assets based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At July 31, 2017, a counterparty had deposited in a segregated account cash with a value of $260,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

94

Long-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

95

Long-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $228,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,529,320	—
Temporary Cash Investments	10,752	—	—
Liability for Options Written	(34)	—	—
Futures Contracts—Assets[1]	241	—	—
Futures Contracts—Liabilities[1]	(333)	—	—
Total	10,626	3,529,320	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	1,717	202,861	(205)
Ultra 10-Year U.S. Treasury Note	September 2017	(823)	(111,144)	438
30-Year U.S. Treasury Bond	September 2017	334	51,092	(194)
Ultra Long U.S. Treasury Bond	September 2017	204	33,558	(77)
10-Year U.S. Treasury Note	September 2017	(257)	(32,354)	6
				(32)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

96

Long-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2017, the fund realized $6,342,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $48,412,000 that may be carried forward indefinitely. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $3,414,703,000. Net unrealized appreciation of investment securities for tax purposes was $125,369,000, consisting of unrealized gains of $155,482,000 on securities that had risen in value since their purchase and $30,113,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $1,540,665,000 of investment securities and sold $1,564,482,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $115,275,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2017	767	308
Options Written	3,939	1,135
Options Expired	(843)	(123)
Options Closed	(3,765)	(1,279)
Options Exercised	—	—
Balance at July 31, 2017	98	41

97

Long-Term Treasury Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	86,305	7,201	406,152	30,783
Issued in Lieu of Cash Distributions	12,817	1,063	51,078	4,121
Redeemed	(140,115)	(11,693)	(524,662)	(40,135)
Net Increase (Decrease)—Investor Shares	(40,993)	(3,429)	(67,432)	(5,231)
Admiral Shares
Issued	434,860	36,016	1,305,813	99,466
Issued in Lieu of Cash Distributions	29,582	2,453	115,440	9,335
Redeemed	(522,174)	(43,846)	(1,083,022)	(83,467)
Net Increase (Decrease)—Admiral Shares	(57,732)	(5,377)	338,231	25,334

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

98

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

99

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,005.61	$0.99
Admiral Shares	1,000.00	1,006.11	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,007.96	$1.00
Admiral Shares	1,000.00	1,008.47	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,017.78	$1.00
Admiral Shares	1,000.00	1,018.27	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,016.07	$1.05
Admiral Shares	1,000.00	1,016.57	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,043.82	$1.01
Admiral Shares	1,000.00	1,044.32	0.51

100

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2017	7/31/2017	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and
0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

101

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Treasury Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Long-Term Treasury Fund, and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company LLP (Wellington Management). The board determined that renewing the funds’ advisory arrangements was in the best interests of each fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds and Short-Term Federal Fund since their inceptions. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is backed by a team of experienced analysts who help inform his strategic perspective and conduct statistical and cash-flow analysis. The team leverages its deep knowledge of the mortgage industry to analyze the relative value of various GNMA bonds and construct a portfolio with lower prepayment and extension risk than the benchmark, but with similar interest rate risk. Wellington Management has advised the GNMA Fund since its inception in 1980.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

102

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate or expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also contain information about the advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the GNMA Fund shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds and the Short-Term Federal Fund, the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

103

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

104

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

105

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions
Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard
Bond Funds or the owners of the Vanguard Bond Funds into consideration in determining, composing or calculating the
Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD
BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN
IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT
TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY
INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA
INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

106

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092017

Semiannual Report | July 31, 2017

Vanguard Ultra-Short-Term Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	44
Trustees Approve Advisory Arrangement.	46
Glossary.	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, Vanguard Ultra-Short-Term Bond Fund returned 0.68% for Investor Shares and 0.78% for Admiral Shares, beating its benchmark index (+0.28%) and the average return of its peer funds (+0.65%).

• The benchmark index consists of a single bond (the most recently issued 1-year U.S. Treasury note). The fund, however, holds a broadly diversified portfolio of about 800 securities that is actively managed to have a duration of about one year.

• During the period, short-term rates benefited from two Federal Reserve interest rate hikes. Intermediate- and long-term rates decreased amid falling inflation expectations, tepid growth, and diminished confidence about the implementation of fiscal stimulus measures.

• The fund’s largest allocation is to asset-backed securities. These holdings—especially those backed by automobile loans and credit card accounts—contributed to returns. The advisor’s selections among bonds issued by industrial and financial companies also helped performance.

Total Returns: Six Months Ended July 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	1.51%	0.56%	0.12%	0.68%
Admiral™ Shares	1.58	0.61	0.17	0.78
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index				0.28
Ultra-Short Obligations Funds Average				0.65

Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.52%

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the fund’s annualized expense ratios were 0.21% for Investor Shares and 0.12% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Ultra-Short Obligations Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper

Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

2

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
			Total Returns
		Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

4

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

5

Advisor’s Report

For the six months ended July 31, 2017, Vanguard Ultra-Short-Term Bond Fund returned 0.68% for Investor Shares and 0.78% for Admiral Shares. The fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.28%. The average return of peer funds was 0.65%.

The investment environment

The Federal Reserve raised the target for the federal funds rate twice during the period, in March and June, pushing the range up half a percentage point to 1%–1.25%. Those moves, along with the establishment of a framework for trimming its $4.5 trillion balance sheet, took the Fed closer to normalizing monetary policy after its emergency intervention in the wake of the Great Recession.

The Fed’s actions reflected its confidence in the underlying strength of the economy. After getting off to a slow start in 2017, the economy picked up in the spring as consumers opened their wallets and the labor market continued to make gains well above the level needed to keep up with growth in the working-age population. The unemployment rate fell to its lowest level in 16 years.

Inflation measures, on the other hand, disappointed. Annualized core inflation was running at or above 2% in the first three months of the year but later moderated. In response, the Fed scaled back its 2017 inflation forecast but still expected inflation to move closer to its 2% target over the medium term. Further tightening in the labor market should help, although wage gains have been modest. Also, continued weakness in the dollar could eventually feed through to higher prices.

Abroad, many major central banks remained in accommodative policy mode. The Bank of Japan, the Bank of England, and the European Central Bank (ECB) held key policy rates steady and continued their asset-purchase programs as they struggled to balance growth and inflation concerns. Toward the end of the period, however, statements from the heads of the Bank of England and the ECB suggesting a bias toward less accommodation nudged yields a little higher. Even with a weaker U.S. dollar, comparatively low yields across many developed markets kept U.S. bonds attractive to international investors.

Because the Fed rate moves were telegraphed in advance, the market responded with a measured increase in short-term rates. For example, the yield of the 2-year Treasury note rose 14 basis points over the six months to 1.35%. (A basis point is one-hundredth of a percentage point.)

Intermediate- and long-term rates, however, moved in the other direction amid falling inflation expectations, reduced confidence about the implementation of fiscal stimulus measures, and tepid growth

6

readings relative to expectations. The 5-year Treasury yield fell 7 basis points to 1.84%, and the 10-year yield fell 15 basis points to 2.30%.

Management of the fund

Your fund is supported by the full resources of Vanguard’s Fixed Income Group: its credit analysts, risk managers, and bond traders. We use the same investment philosophy and processes that are in place at Vanguard’s other actively managed taxable bond funds. This includes investing in a diversified array of securities, including Treasury, agency, corporate, and asset-backed bonds, in our quest to provide income while maintaining limited price volatility.

A majority of the fund’s holdings have an expected maturity of three years or less, and we typically hold those bonds until they mature. We strive to maintain the fund’s duration (a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates) at or near one year. That duration is in line with the fund’s 1-year Treasury benchmark.

We seek to add value versus the fund’s benchmark through asset allocation and security selection. The choices we make in allocation by issuer, sector, and credit quality can lead to over- and underper-formance relative to the benchmark.

During the period, we continued to add exposure to asset-backed securities (ABS) and corporate bonds. (Corporates and ABS now account for roughly 80% of the fund’s assets.) The ABS were backed primarily by automobile loans and credit card accounts, while some of the corporate bond positions we added were rated BBB (which are still considered investment-grade).

Both the corporates and the ABS positions worked in the fund’s favor and allowed us to generate extra yield without taking on excessive risk. In particular, corporate bonds in the industrial and financial sectors added value. The securitized issues also provided an important source of diversification.

We slightly reduced the fund’s duration during the period. This provided a boost as the short end of the yield curve benefited from the Fed’s rate hikes.

Outlook

The U.S. economy is set to continue on its current modest-but-steady growth trajectory, absent any external shocks, with real GDP expanding by about 2% in 2017. The pace could pick up a little next year depending on the timing and size of any fiscal stimulus the government may enact.

We agree with the Fed’s assessment that the recent disinflation is transitory and that we will see a gradual rise in consumer prices through the end of 2019. The Fed is likely to remain patient and cautious, however, in carrying out monetary tightening. Some Fed officials

7

have indicated they would be in favor of waiting for inflation to reach or even modestly exceed the Fed’s 2% target for some time before moving to raise rates more quickly. That could mean we won’t see another rate hike until the second half of 2018, especially if the Fed begins reducing its balance sheet later this year.

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

Samuel C. Martinez, CFA,
Portfolio Manager

Vanguard Fixed Income Group

August 17, 2017

8

Ultra-Short-Term Bond Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUBFX	VUSFX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.51%	1.58%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund 1 Year Index		Index

Number of Bonds	790	1	9,355

Yield to Maturity
(before expenses)	1.6%	1.2%	2.5%

Average Coupon	2.2%	0.0%	3.1%

Average Duration	1.0 years	1.0 years	6.0 years

Average Effective
Maturity	1.0 years	1.0 years	8.2 years

Short-Term
Reserves	7.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	39.9%
Commercial Mortgage-Backed	0.3
Finance	18.1
Foreign	3.6
Government Mortgage-Backed	0.3
Industrial	18.3
Treasury/Agency	13.0
Utilities	4.4
Short-Term Reserves	2.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	63.0%
1 - 3 Years	36.5
3 - 5 Years	0.3
5 - 7 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	12.3%
Aaa	36.4
Aa	12.8
A	20.7
Baa	13.3
Ba	0.8
Not Rated	3.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.21% for Investor Shares and 0.12% for Admiral Shares.

9

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 24, 2015, Through July 31, 2017
				Bloomberg
				Barclays
				U.S. Treasury
				Bellwethers:
	Investor Shares			1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%
2017	1.03	0.10	1.13	0.71
2018	0.56	0.12	0.68	0.28
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

		Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	0.95%	0.89%	0.01%	0.90%
Admiral Shares	2/24/2015	1.01	0.98	-0.01	0.97

See Financial Highlights for dividend and capital gains information.

10

Ultra-Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (13.2%)
U.S. Government Securities (10.6%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	30,360	35,633
[1,2]	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	193,850	204,592
	United States Treasury Note/Bond	1.000%	2/15/18	45,000	44,965
	United States Treasury Note/Bond	1.250%	3/31/19	20,100	20,072
	United States Treasury Note/Bond	1.250%	4/30/19	1,150	1,148
	United States Treasury Note/Bond	1.250%	5/31/19	400	399
	United States Treasury Note/Bond	1.250%	6/30/19	2,800	2,795
	United States Treasury Note/Bond	1.375%	7/31/19	200	200
	United States Treasury Note/Bond	1.625%	3/15/20	1,200	1,206
	United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,460
	United States Treasury Note/Bond	1.625%	5/31/23	4,000	3,925
					318,395
Agency Bonds and Notes (2.4%)
3	Federal Home Loan Banks	1.250%	6/8/18	7,500	7,501
3	Federal Home Loan Banks	0.875%	6/29/18	1,750	1,744
3	Federal Home Loan Banks	0.625%	8/7/18	190	189
3	Federal Home Loan Banks	0.875%	10/1/18	5,000	4,975
3	Federal Home Loan Banks	1.750%	12/14/18	7,500	7,540
3	Federal Home Loan Banks	1.250%	1/16/19	6,050	6,040
3	Federal Home Loan Banks	1.375%	3/18/19	12,750	12,751
3	Federal Home Loan Banks	1.375%	5/28/19	1,100	1,100
3	Federal Home Loan Banks	0.875%	8/5/19	6,000	5,934
4	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	3,220	3,204
4	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	1,000	996
4	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	800	792
4	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	1,000	999
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	300	299
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	2,100	2,100
4	Federal National Mortgage Assn.	1.125%	7/20/18	500	499
4	Federal National Mortgage Assn.	1.125%	12/14/18	3,100	3,091
4	Federal National Mortgage Assn.	1.000%	2/26/19	700	696
4	Federal National Mortgage Assn.	0.875%	8/2/19	3,350	3,313
4	Federal National Mortgage Assn.	1.000%	8/28/19	450	446
4	Federal National Mortgage Assn.	1.000%	10/24/19	2,000	1,980
4	Federal National Mortgage Assn.	1.500%	2/28/20	3,950	3,948
	Private Export Funding Corp.	4.375%	3/15/19	1,000	1,046
					71,183

11

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (0.2%)
[4,5,6] Fannie Mae REMICS 2012-60E		1.632%	6/25/42	2,305	2,308
[4,5,6] Fannie Mae REMICS 2016-62		1.632%	9/25/46	1,245	1,249
[4,5,6] Fannie Mae REMICS 2016-93		1.582%	12/25/46	3,074	3,077
					6,634
Total U.S. Government and Agency Obligations (Cost $398,840)					396,212
Asset-Backed/Commercial Mortgage-Backed Securities (40.1%)
5	Ally Auto Receivables Trust 2014-1	2.040%	12/15/19	12,290	12,316
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	494	494
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	800	800
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,014	1,014
5	Ally Auto Receivables Trust 2016-1	1.470%	4/15/20	1,500	1,499
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	14,195	14,196
[5,6]	Ally Master Owner Trust Series 2014-5	1.716%	10/15/19	12,000	12,008
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	2,030	2,031
[5,6]	Ally Master Owner Trust Series 2017-2	1.569%	6/15/21	15,000	15,000
[5,6]	American Express Credit Account Master
	Trust 2008-2	2.486%	9/15/20	1,300	1,308
[5,6]	American Express Credit Account Master
	Trust 2014-5	1.516%	5/15/20	13,410	13,414
[5,6]	American Express Credit Account Secured
	Note Trust 2012-4	1.466%	5/15/20	10,000	10,002
[5,6]	American Express Credit Account Secured
	Note Trust 2012-4	1.776%	5/15/20	168	168
5	AmeriCredit Automobile Receivables Trust
	2013-3	2.380%	6/10/19	34	34
5	AmeriCredit Automobile Receivables Trust
	2013-4	2.720%	9/9/19	447	448
5	AmeriCredit Automobile Receivables Trust
	2013-5	2.290%	11/8/19	32	32
5	AmeriCredit Automobile Receivables Trust
	2015-3	1.540%	3/9/20	127	127
5	AmeriCredit Automobile Receivables Trust
	2015-3	2.080%	9/8/20	150	150
5	AmeriCredit Automobile Receivables Trust
	2015-3	2.730%	3/8/21	255	258
5	AmeriCredit Automobile Receivables Trust
	2015-3	3.340%	8/8/21	330	335
5	AmeriCredit Automobile Receivables Trust
	2016-1	1.810%	10/8/20	810	811
5	AmeriCredit Automobile Receivables Trust
	2016-1	2.890%	1/10/22	110	112
5	AmeriCredit Automobile Receivables Trust
	2016-2	1.600%	11/9/20	300	300
5	AmeriCredit Automobile Receivables Trust
	2016-2	2.210%	5/10/21	40	40
5	AmeriCredit Automobile Receivables Trust
	2016-2	2.870%	11/8/21	40	41
5	AmeriCredit Automobile Receivables Trust
	2016-2	3.650%	5/9/22	70	72
5	AmeriCredit Automobile Receivables Trust
	2016-3	1.370%	11/8/19	1,948	1,947

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	AmeriCredit Automobile Receivables Trust
	2016-4	1.340%	4/8/20	3,124	3,123
5	AmeriCredit Automobile Receivables Trust
	2016-4	1.530%	7/8/21	310	309
5	AmeriCredit Automobile Receivables Trust
	2016-4	2.410%	7/8/22	345	344
5	AmeriCredit Automobile Receivables Trust
	2017-1	1.510%	5/18/20	8,500	8,497
5	AmeriCredit Automobile Receivables Trust
	2017-2	1.650%	9/18/20	16,000	15,999
[5,7]	ARI Fleet Lease Trust 2015-A	1.110%	11/15/18	261	260
[5,7]	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	226	224
[5,7]	ARI Fleet Lease Trust 2017-A	1.910%	4/15/26	9,000	8,995
[5,7]	ARL Second LLC 2014-1A	2.920%	6/15/44	276	273
[5,7]	Avis Budget Rental Car Funding AESOP
	LLC 2013-1A	1.920%	9/20/19	150	150
[5,7]	Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	8,555	8,653
[5,6]	BA Credit Card Trust 2014-A3	1.516%	1/15/20	14,000	14,001
5	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	849
5	Banc of America Commercial Mortgage
	Trust 2008-1	6.222%	2/10/51	109	110
5	Banc of America Commercial Mortgage
	Trust 2008-1	6.266%	2/10/51	10	10
5	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	85	85
[5,6,7] BMW Floorplan Master Owner Trust 2015-1A		1.726%	7/15/20	4,255	4,267
5	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	2,329	2,329
5	BMW Vehicle Lease Trust 2016-2	1.230%	1/22/19	3,511	3,508
[5,6]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.989%	2/25/30	187	188
[5,6,7] Cabela’s Credit Card Master Note Trust
	2013-2A	1.876%	8/16/21	9,925	9,970
[5,6]	Cabela’s Credit Card Master Note Trust
	2016-1	2.076%	6/15/22	2,780	2,807
5	California Republic Auto Receivables Trust
	2013-2	1.230%	3/15/19	11	11
[5,7]	California Republic Auto Receivables Trust
	2015-4	2.040%	1/15/20	1,539	1,542
[5,7]	California Republic Auto Receivables Trust
	2015-4	2.580%	6/15/21	81	82
5	California Republic Auto Receivables Trust
	2016-2	1.560%	7/15/20	1,496	1,495
5	California Republic Auto Receivables Trust
	2016-2	1.830%	12/15/21	240	240
5	California Republic Auto Receivables Trust
	2017-1	1.550%	11/15/19	11,000	10,994
5	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	78	78
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	65	65
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	44	44
5	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	500	510
5	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	800	801
5	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	260	261
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	500	502

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Capital Auto Receivables Asset Trust 2015-4	1.620%	3/20/19	1,179	1,179
5	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,500	1,505
5	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	2,250	2,246
5	Capital Auto Receivables Asset Trust 2016-3	1.360%	4/22/19	1,219	1,219
5	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	70	70
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	70	70
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
[5,6]	Capital One Multi-Asset Execution Trust
	2007-A5	1.266%	7/15/20	1,168	1,168
5	Capital One Multi-Asset Execution Trust
	2015-A7	1.450%	8/16/21	2,100	2,098
[5,6]	Capital One Multi-Asset Execution Trust
	2016-A1	1.676%	2/15/22	4,190	4,214
[5,6,7] CARDS II Trust 2016-1A		1.926%	7/15/21	13,885	13,942
[5,6,7] CARDS II Trust 2017-1A		1.596%	4/18/22	4,650	4,655
5	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	2,022	2,024
5	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	1,070	1,071
5	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	73	73
5	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	95	96
5	CarMax Auto Owner Trust 2016-1	1.610%	11/16/20	1,000	1,000
5	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	5,000	4,977
5	CarMax Auto Owner Trust 2016-4	1.210%	11/15/19	10,780	10,764
[5,6]	Chase Issuance Trust 2013-A7	1.656%	9/15/20	1,000	1,004
5	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	400
5	Chase Issuance Trust 2016-A6	1.100%	1/15/20	30,000	29,964
[5,7]	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	815	812
[5,7]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	2,210	2,208
[5,7]	Chrysler Capital Auto Receivables Trust
	2013-AA	1.830%	3/15/19	14	14
[5,7]	Chrysler Capital Auto Receivables Trust
	2014-BA	3.440%	8/16/21	800	807
[5,7]	Chrysler Capital Auto Receivables Trust
	2015-BA	1.910%	3/16/20	1,595	1,597
[5,7]	Chrysler Capital Auto Receivables Trust
	2015-BA	3.260%	4/15/21	500	507
[5,7]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	1,110	1,111
[5,7]	Chrysler Capital Auto Receivables Trust
	2016-AA	2.880%	2/15/22	70	71
[5,7]	Chrysler Capital Auto Receivables Trust
	2016-AA	4.220%	2/15/23	570	582
[5,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.360%	1/15/20	3,657	3,654
[5,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	40	40
[5,6]	Citibank Credit Card Issuance Trust
	2013-A2	1.507%	5/26/20	13,287	13,309
5	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	1,100	1,101
5	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	996	1,008
5	Citigroup Commercial Mortgage Trust
	2014-GC19	1.199%	3/10/47	16	16
[5,7]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	274	273

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6,7] Colony American Homes 2014-1A		2.376%	5/17/31	127	128
[5,6,7] Colony American Homes 2014-1A		2.576%	5/17/31	100	100
[5,6,7] Colony American Homes 2014-2		2.577%	7/17/31	82	82
[5,6,7] Colony American Homes 2015-1A		2.426%	7/17/32	203	203
5	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	119	119
5	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,000	1,015
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	51	51
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,000	1,013
5	COMM 2014-CCRE14 Mortgage Trust	1.330%	2/10/47	15	15
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	100	101
5	COMM 2014-CCRE15 Mortgage Trust	1.218%	2/10/47	141	140
5	COMM 2014-CCRE16 Mortgage Trust	1.445%	4/10/47	36	36
5	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	56	56
5	COMM 2014-CCRE18 Mortgage Trust	1.442%	7/15/47	131	130
5	COMM 2014-CCRE21 Mortgage Trust	1.494%	12/10/47	304	303
5	COMM 2014-UBS5 Mortgage Trust	1.373%	9/10/47	120	120
5	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	302	300
5	Credit Suisse Commercial Mortgage Trust
	Series 2008-C1	6.310%	2/15/41	119	121
[5,7]	Dell Equipment Finance Trust 2016-1	1.430%	9/24/18	2,766	2,766
[5,7]	Dell Equipment Finance Trust 2016-1	1.650%	7/22/21	2,000	1,999
[5,7]	Dell Equipment Finance Trust 2017-1	1.860%	6/24/19	3,500	3,501
[5,6]	Discover Card Execution Note Trust 2013-A1	1.526%	8/17/20	400	400
[5,6]	Discover Card Execution Note Trust 2015-A1	1.576%	8/17/20	2,196	2,199
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	2,500	2,497
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	1,000	1,000
[5,6]	Discover Card Execution Note Trust 2016-A2	1.766%	9/15/21	330	332
[5,7]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	233	234
[5,7]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	154	155
[5,7]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	145	147
[5,7]	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	50	50
[5,7]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	11,815	11,918
[5,7]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	270	274
[5,7]	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	271	271
[5,7]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	340	341
[5,7]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	10,570	10,700
[5,7]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	2,200	2,253
[5,7]	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	1,380	1,380
[5,7]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	1,110	1,111
[5,7]	Drive Auto Receivables Trust 2016-C	3.020%	11/15/21	7,500	7,535
[5,7]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,240	1,266
5	Drive Auto Receivables Trust 2017-1	1.670%	5/15/19	12,500	12,502
5	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	920	920
5	Drive Auto Receivables Trust 2017-1	2.360%	3/15/21	13,500	13,523
5	Drive Auto Receivables Trust 2017-2	1.630%	8/15/19	17,250	17,253
[5,7]	Drive Auto Receivables Trust 2017-AA	1.480%	3/15/19	5,527	5,526
[5,7]	Drive Auto Receivables Trust 2017-AA	1.770%	1/15/20	10,010	10,004
[5,7]	Drive Auto Receivables Trust 2017-BA	1.740%	6/17/19	15,000	14,999
[5,7]	Drive Auto Receivables Trust 2017-BA	2.200%	5/15/20	7,500	7,503
[5,7]	Enterprise Fleet Financing LLC Series 2014-1	1.380%	9/20/19	1,903	1,903
[5,7]	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	58	58
[5,7]	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	613	610
[5,7]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	1,690	1,688
[5,7]	Enterprise Fleet Financing LLC Series 2016-1	1.830%	9/20/21	812	808

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,7]	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	2,691	2,675
[5,7]	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	3,000	2,991
[5,7]	Enterprise Fleet Financing LLC Series 2017-2	1.970%	1/20/23	8,750	8,751
[5,6,7] Evergreen Credit Card Trust Series 2016-1		1.946%	4/15/20	4,665	4,682
[5,6,7] Evergreen Credit Card Trust Series 2016-3		1.726%	11/16/20	1,230	1,235
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C03	2.732%	7/25/25	4	4
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.832%	4/25/28	52	52
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2015-C04	2.932%	4/25/28	32	32
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2016-C04	2.682%	1/25/29	287	291
[4,5,6] Fannie Mae Connecticut Avenue Securities
	2016-C05	2.582%	1/25/29	775	781
[5,6]	First National Master Note Trust 2015-1	1.996%	9/15/20	540	540
[5,6]	First National Master Note Trust 2017-1	1.626%	4/18/22	4,360	4,364
[5,7]	Flagship Credit Auto Trust 2016-4	1.470%	3/16/20	4,043	4,038
[5,7]	Flagship Credit Auto Trust 2017-1	1.930%	12/15/21	9,154	9,148
[5,7]	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	3,000	3,004
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,698	1,697
5	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	490	491
5	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	500	501
[5,7]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	9,200	9,278
[5,7]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	803
[5,7]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,700	1,717
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	875	875
5	Ford Credit Auto Owner Trust 2016-A	1.390%	7/15/20	1,250	1,248
5	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	696
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	159
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.690%	9/15/19	100	100
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.140%	9/15/19	100	100
5	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.730%	9/15/19	2,000	2,001
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	1.729%	2/15/21	1,265	1,270
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	827	831
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	250	250
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.576%	8/15/19	895	895
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-1	1.626%	1/15/20	6,250	6,257
5	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.770%	8/15/20	1,400	1,402
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-4	1.826%	8/15/20	4,280	4,299
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	2.126%	2/15/21	4,760	4,800
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.756%	7/15/20	1,695	1,700

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-5	1.686%	11/15/21	8,000	8,024
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	2.482%	10/25/28	74	74
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	3.432%	10/25/28	250	255
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.332%	12/25/28	131	131
[4,5,6] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	3.232%	12/25/28	250	256
[5,7]	FRS I LLC 2013-1A	1.800%	4/15/43	29	29
[5,7]	FRS I LLC 2013-1A	3.080%	4/15/43	1,741	1,740
5	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	6,218	6,223
5	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	250	251
5	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	120	121
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	2,600	2,601
5	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	50	50
5	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	120	121
5	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,144	2,172
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	150	149
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	239
5	GM Financial Automobile Leasing Trust 2016-3	1.350%	2/20/19	6,790	6,782
5	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	1,800	1,807
5	GM Financial Automobile Leasing Trust 2017-2	2.020%	9/21/20	16,250	16,236
5,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	450
5,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	820	820
[5,6,7] GMF Floorplan Owner Revolving Trust 2016-1		2.076%	5/17/21	1,130	1,140
5,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	301
5,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	220
[5,6,7] Golden Credit Card Trust 2014-2A		1.679%	3/15/21	3,335	3,344
[5,6,7] Golden Credit Card Trust 2015-1A		1.666%	2/15/20	3,490	3,493
[5,6,7] Golden Credit Card Trust 2016-1A		1.826%	1/15/20	2,410	2,414
[5,7]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	5,660	5,626
[5,6,7] Gosforth Funding 2016-1A plc		1.882%	2/15/58	924	926
[5,7]	GreatAmerica Leasing Receivables Funding
	LLC Series 2017-1	1.720%	4/22/19	5,000	4,996
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,000	1,006
5	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	29	29
5	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	1,783	1,782
[5,6,7] Hertz Fleet Lease Funding LP 2016-1		2.324%	4/10/30	2,281	2,282
[5,7]	Hertz Vehicle Financing II LP 2015-2A	2.020%	9/25/19	2,135	2,108
[5,7]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	5,560	5,545
[5,7]	Hertz Vehicle Financing LLC 2016-1A	2.320%	3/25/20	2,100	2,084
[5,7]	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	420	419
5	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	799
5	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	868	868
5	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	290	290
5	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	2,750	2,745
[5,7]	Hyundai Auto Lease Securitization Trust
	2015-B	1.660%	7/15/19	1,000	1,001
[5,7]	Hyundai Auto Lease Securitization Trust
	2015-B	2.210%	5/15/20	250	250
[5,7]	Hyundai Auto Lease Securitization
	Trust 2016-A	1.600%	7/15/19	1,000	1,000

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,7]	Hyundai Auto Lease Securitization
	Trust 2016-C	1.300%	3/15/19	5,688	5,684
[5,7]	Hyundai Auto Lease Securitization
	Trust 2017-B	1.970%	7/15/20	24,000	24,056
5	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	60	60
5	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,000	1,000
5	Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,000	1,000
5	Hyundai Auto Receivables Trust 2016-B	1.120%	10/15/19	6,637	6,625
[5,7]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	320	320
6	Illinois Student Assistance Commission
	Series 2010-1	2.364%	4/25/22	30	31
[5,6,7] Invitation Homes 2014-SFR2 Trust		2.829%	9/17/31	100	100
[5,6,7] Invitation Homes 2015-SFR2 Trust		2.579%	6/17/32	97	98
5	John Deere Owner Trust 2015-B	1.440%	10/15/19	1,410	1,409
5	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	129
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	8	8
[5,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	292	295
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	162	162
5	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	208	207
5	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	84	86
5	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	2.977%	11/15/45	296	300
5	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	1.247%	1/15/47	14	14
5	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	1.254%	2/15/47	94	94
5	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	1.266%	4/15/47	123	123
5	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	1.322%	8/15/47	82	82
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	65	66
[5,6,7] Master Credit Card Trust II Series 2016-1A		1.979%	9/23/19	3,670	3,683
[5,7]	Master Credit Card Trust II Series 2016-1A	2.570%	9/23/19	5,000	4,982
5	Mercedes-Benz Auto Lease Trust 2016-B	1.150%	1/15/19	3,591	3,588
5	Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	896	895
[5,6,7] Mercedes-Benz Master Owner Trust 2015-BA		1.606%	4/15/20	1,000	1,001
[5,6,7] Mercedes-Benz Master Owner Trust 2016-AA		1.806%	5/15/20	3,500	3,511
[5,6,7] Mercedes-Benz Master Owner Trust 2016-B		1.926%	5/17/21	2,560	2,580
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11	11
[5,7]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	50	50
[5,7]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	83	83
[5,7]	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	4,250	4,251
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.085%	8/15/46	958	968
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	1.313%	10/15/46	134	133
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	1.551%	8/15/47	153	152

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	28	28
[5,6]	Navient Student Loan Trust 2015-2	1.512%	11/25/24	374	374
[5,6]	Navient Student Loan Trust 2015-3	1.552%	7/25/30	451	451
[5,6,7] Navient Student Loan Trust 2016-2		1.982%	6/25/65	394	395
[5,6,7] Navient Student Loan Trust 2016-3		1.832%	6/25/65	466	467
[5,6,7] Navient Student Loan Trust 2016-6A		1.712%	3/25/66	8,349	8,362
[5,6,7] Navient Student Loan Trust 2017-1		1.632%	7/26/66	20,808	20,817
[5,6,7] Navient Student Loan Trust 2017-3A		1.532%	7/26/66	11,155	11,156
[5,6,7] Navient Student Loan Trust 2017-4A		1.470%	9/27/66	17,500	17,500
[5,6,7] Navistar Financial Dealer Note Master
	Trust II 2016-1A	2.582%	9/27/21	1,480	1,488
[5,6,7] Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.489%	6/27/22	1,600	1,601
[5,6]	New Mexico Educational Assistance
	Foundation 2013-1	1.927%	1/2/25	92	91
[5,7]	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	350	353
5	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,060	1,060
5	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	2,220	2,217
5	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	1,530	1,529
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,500	1,498
5	Nissan Auto Receivables 2016-A Owner Trust	1.340%	10/15/20	2,000	1,995
5	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	500	498
5	Nissan Master Owner Trust Receivables
	Series 2015-A	1.440%	1/15/20	61	61
[5,6]	Nissan Master Owner Trust Receivables
	Series 2016-A	1.866%	6/15/21	2,000	2,012
6	North Carolina State Education
	Assistance Authority 2011-1	2.214%	1/26/26	27	27
[5,6,7] Pepper Residential Securities Trust
	2016A-A1U2	1.874%	3/13/18	18,375	18,415
[5,6,7] Pepper Residential Securities Trust
	2017A-A1UA	2.324%	3/10/58	5,769	5,775
[5,6,7] Pepper Residential Securities Trust
	2018A-A1UA	2.174%	3/12/47	36,513	36,495
[5,6,7] PFS Financing Corp. 2015-AA		1.846%	4/15/20	100	100
[5,6,7] PFS Financing Corp. 2016-A		2.426%	2/18/20	3,070	3,078
[5,6,7] PFS Financing Corp. 2017-AA		1.806%	3/15/21	10,000	10,006
[5,7]	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	400	400
[5,6,7] Resimac Premier Series 2016-1A		2.614%	10/10/47	2,677	2,686
[5,6,7] Resimac Premier Series 2017-1A		2.176%	9/11/48	29,573	29,558
	Royal Bank of Canada	2.200%	9/23/19	855	859
5	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	1	1
5	Santander Drive Auto Receivables Trust 2014-4	2.600%	11/16/20	2,516	2,526
5	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	58	58
5	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	400	401
5	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	400	405
5	Santander Drive Auto Receivables Trust 2016-1	1.620%	3/16/20	2,000	2,001
5	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	230	231
5	Santander Drive Auto Receivables Trust 2016-2	1.560%	5/15/20	2,880	2,880
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	170	170
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	111
5	Santander Drive Auto Receivables Trust 2016-3	1.340%	11/15/19	3,142	3,141
5	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	540	540

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	5,440	5,459
5	Santander Drive Auto Receivables Trust 2017-1	1.490%	2/18/20	9,600	9,596
5	Santander Drive Auto Receivables Trust 2017-1	1.770%	9/15/20	2,740	2,740
5	Santander Drive Auto Receivables Trust 2017-2	1.600%	3/16/20	26,000	25,996
5	Santander Drive Auto Receivables Trust 2017-2	2.210%	10/15/21	11,000	11,008
5,7	Securitized Term Auto Receivables Trust
	2016-1A	1.284%	11/26/18	6,006	6,001
5,7	Securitized Term Auto Receivables Trust
	2017-1A	1.510%	4/25/19	15,000	14,990
[5,7]	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	57	58
[5,7]	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	6,270	6,327
[5,7]	SLM Private Education Loan Trust 2012-D	2.950%	2/15/46	7,934	7,978
[5,7]	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	100	100
[5,6,7] SLM Private Education Loan Trust 2013-C		2.626%	10/15/31	8,111	8,214
[5,6]	SLM Student Loan Trust 2005-5	1.414%	4/25/25	91	91
5	SMART ABS Series 2016-2US Trust	1.450%	8/14/19	9,268	9,245
[5,6,7] SMB Private Education Loan Trust 2015-A		1.826%	7/17/23	1,215	1,215
[5,6,7] SMB Private Education Loan Trust 2016-A		1.926%	5/15/23	772	772
[5,6,7] SMB Private Education Loan Trust 2016-B		1.876%	11/15/23	1,365	1,367
[5,6,7] SMB Private Education Loan Trust 2016-C		1.776%	11/15/23	3,911	3,913
[5,6,7] SMB Private Education Loan Trust 2017-A		1.676%	6/17/24	3,841	3,844
[5,7]	SoFi Professional Loan Program 2016-B LLC	1.680%	3/25/31	876	876
[5,7]	SoFi Professional Loan Program 2016-C LLC	1.480%	5/26/31	1,081	1,078
[5,7]	SoFi Professional Loan Program 2016-D LLC	1.530%	4/25/33	4,316	4,308
[5,7]	SoFi Professional Loan Program 2016-E LLC	1.630%	1/25/36	2,356	2,351
[5,7]	SoFi Professional Loan Program 2017-A LLC	1.550%	3/26/40	4,211	4,199
[5,7]	SoFi Professional Loan Program 2017-B LLC	1.830%	5/25/40	7,948	7,946
[5,7]	SoFi Professional Loan Program 2017-C LLC	1.750%	7/25/40	6,861	6,863
[5,7]	SoFi Professional Loan Program 2017-D LLC	1.720%	9/25/40	9,000	9,000
5	Synchrony Credit Card Master Note Trust
	2014-1	1.610%	11/15/20	7,225	7,229
5	Synchrony Credit Card Master Note Trust
	2015-2	1.600%	4/15/21	250	250
5	Synchrony Credit Card Master Note Trust
	2015-3	1.740%	9/15/21	2,750	2,752
5	Synchrony Credit Card Master Note Trust
	2016-1	2.390%	3/15/22	1,180	1,186
5	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	4,640	4,617
5	Synchrony Credit Card Master Note Trust
	2016-3	1.910%	9/15/22	3,190	3,176
5	Synchrony Credit Card Master Note Trust
	Series 2012-6	1.360%	8/17/20	205	205
[5,7]	TCF Auto Receivables Owner Trust 2016-PT1	1.930%	6/15/22	7,783	7,778
[5,7]	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	54	54
[5,6,7] Trillium Credit Card Trust II 2016-1A		1.953%	5/26/21	9,140	9,177
[5,7]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	1,010	1,010
5	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,400
[5,7]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	2,130	2,125
[5,7]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	8,500	8,533
[5,7]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	15,000	15,014
[5,7]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	160
[5,7]	Volvo Financial Equipment LLC Series 2017-1A	1.550%	10/15/19	12,000	11,995
[5,7]	Volvo Financial Equipment LLC Series 2017-1A	1.920%	3/15/21	6,000	6,005

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Wells Fargo Commercial Mortgage Trust
	2013-LC12	1.676%	7/15/46	227	226
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2014-2	1.678%	10/20/19	12,575	12,582
[5,6]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-1	1.728%	1/20/20	3,201	3,205
[5,7]	Wendys Funding LLC 2015-1A	3.371%	6/15/45	8,076	8,157
7	Westpac Banking Corp.	1.375%	5/30/18	6,500	6,492
7	Westpac Banking Corp.	1.850%	11/26/18	5,151	5,157
5	WFRBS Commercial Mortgage Trust
	2013-C15	2.900%	8/15/46	76	76
5	WFRBS Commercial Mortgage Trust
	2013-C16	1.406%	9/15/46	27	27
5	WFRBS Commercial Mortgage Trust
	2013-C18	3.027%	12/15/46	100	101
5	WFRBS Commercial Mortgage Trust
	2013-UBS1	1.122%	3/15/46	16	16
[5,7]	Wheels SPV 2 LLC 2015-1A	1.810%	4/22/24	200	200
[5,7]	Wheels SPV 2 LLC 2016-1A	1.590%	5/20/25	1,352	1,352
[5,7]	Wheels SPV 2 LLC 2017-1A	1.880%	4/20/26	19,300	19,300
5	World Financial Network Credit Card Master
	Note Trust Series 2014-C	1.540%	8/16/21	1,450	1,450
[5,6]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	1.706%	2/15/22	19,370	19,411
5	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	420	420
5	World Omni Auto Receivables Trust 2016-B	1.100%	1/15/20	6,422	6,414
5	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	1,530	1,536
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,208,064)					1,208,255
Corporate Bonds (36.3%)
Finance (15.7%)
	Banking (12.5%)
8	ABN AMRO Bank NV	4.750%	2/5/19	1,000	826
	American Express Credit Corp.	1.550%	9/22/17	1,930	1,930
	American Express Credit Corp.	1.800%	7/31/18	645	646
	American Express Credit Corp.	1.700%	10/30/19	2,000	1,990
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	500	500
	Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	842	842
	Bank of America Corp.	6.400%	8/28/17	229	230
	Bank of America Corp.	6.000%	9/1/17	679	681
	Bank of America Corp.	5.750%	12/1/17	1,000	1,014
	Bank of America Corp.	2.000%	1/11/18	2,300	2,304
[6,8]	Bank of America Corp.	3.155%	8/23/18	3,000	2,421
	Bank of America Corp.	2.650%	4/1/19	750	759
	Bank of Nova Scotia	1.650%	6/14/19	200	200
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,500	1,498
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	1,000	1,009
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	9,020	9,032
	BB&T Corp.	1.450%	1/12/18	7,951	7,950
	Bear Stearns Cos. LLC	6.400%	10/2/17	14	14
8	BPCE SA	4.500%	4/17/18	1,500	1,217
	Branch Banking & Trust Co.	2.100%	1/15/20	8,500	8,537
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	842	842

21

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital One Bank USA NA	2.150%	11/21/18	300	301
	Capital One NA	1.650%	2/5/18	6,925	6,923
	Capital One NA	1.500%	3/22/18	342	342
	Citigroup Inc.	1.550%	8/14/17	44	44
	Citigroup Inc.	1.850%	11/24/17	930	931
	Citigroup Inc.	1.700%	4/27/18	2,200	2,201
	Citigroup Inc.	1.750%	5/1/18	3,000	2,998
	Citigroup Inc.	2.050%	12/7/18	1,500	1,504
	Citigroup Inc.	2.550%	4/8/19	625	631
	Commonwealth Bank of Australia	1.400%	9/8/17	850	850
	Commonwealth Bank of Australia	1.900%	9/18/17	250	250
7	Commonwealth Bank of Australia	4.650%	6/15/18	9,200	9,362
	Commonwealth Bank of Australia	1.750%	11/2/18	4,200	4,199
	Commonwealth Bank of Australia	2.250%	3/13/19	5,650	5,686
	Cooperatieve Rabobank UA	2.250%	1/14/19	14,500	14,622
7	Credit Agricole SA	3.000%	10/1/17	2,900	2,906
[6,8]	Credit Suisse AG	2.585%	11/14/17	1,000	801
[6,8]	Credit Suisse AG	2.785%	8/24/18	4,820	3,875
[6,8]	Credit Suisse AG	2.730%	7/16/19	4,370	3,519
7	Danske Bank A/S	1.650%	9/6/19	1,500	1,491
	Discover Bank	2.000%	2/21/18	4,883	4,889
	Discover Bank	2.600%	11/13/18	1,900	1,917
	Fifth Third Bancorp	4.500%	6/1/18	529	541
8	Goldman Sachs Group Inc.	5.250%	11/29/17	690	558
	Goldman Sachs Group Inc.	5.950%	1/18/18	625	637
	Goldman Sachs Group Inc.	2.375%	1/22/18	3,000	3,011
	Goldman Sachs Group Inc.	6.150%	4/1/18	650	669
	Goldman Sachs Group Inc.	2.900%	7/19/18	5,150	5,206
[6,8]	Goldman Sachs Group Inc.	3.435%	8/8/18	2,200	1,778
8	Goldman Sachs Group Inc.	5.000%	8/21/19	530	443
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,755	2,771
	HSBC Bank USA NA	6.000%	8/9/17	450	450
	HSBC USA Inc.	1.625%	1/16/18	6,425	6,427
	HSBC USA Inc.	1.700%	3/5/18	8,193	8,201
	Huntington National Bank	1.700%	2/26/18	4,850	4,852
	Huntington National Bank	2.200%	11/6/18	1,300	1,307
7	ING Bank NV	1.800%	3/16/18	1,415	1,415
7	ING Bank NV	2.050%	8/17/18	1,610	1,613
7	ING Bank NV	2.300%	3/22/19	2,380	2,395
	JPMorgan Chase & Co.	2.000%	8/15/17	41	41
8	JPMorgan Chase & Co.	4.650%	11/7/17	180	145
	JPMorgan Chase & Co.	6.000%	1/15/18	730	744
	JPMorgan Chase & Co.	1.800%	1/25/18	1,000	1,001
	JPMorgan Chase & Co.	1.700%	3/1/18	10,374	10,379
	JPMorgan Chase & Co.	1.625%	5/15/18	3,500	3,502
	KeyBank NA	1.650%	2/1/18	6,680	6,682
	KeyBank NA	1.600%	8/22/19	1,800	1,791
8	Lloyds Bank plc	3.100%	8/28/18	2,720	2,193
	Lloyds Bank plc	2.300%	11/27/18	4,250	4,275
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	9,490	9,646
	Morgan Stanley	1.875%	1/5/18	9,831	9,841
8	Morgan Stanley	7.375%	2/22/18	1,000	822
	Morgan Stanley	2.125%	4/25/18	3,000	3,009
8	Morgan Stanley	4.750%	11/16/18	1,762	1,450

22

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.500%	1/24/19	1,875	1,893
	National Australia Bank Ltd.	1.875%	7/23/18	760	762
	National Australia Bank Ltd.	2.250%	1/10/20	8,000	8,041
	National Bank of Canada	2.100%	12/14/18	2,100	2,108
7	Nordea Bank AB	1.625%	9/30/19	5,600	5,564
	PNC Bank NA	1.500%	10/18/17	310	310
	PNC Bank NA	6.875%	4/1/18	6,031	6,231
	PNC Bank NA	1.700%	12/7/18	4,000	3,997
	PNC Bank NA	1.450%	7/29/19	2,600	2,580
	Royal Bank of Canada	1.800%	7/30/18	2,395	2,401
	Royal Bank of Canada	2.150%	3/15/19	6,936	6,988
	Royal Bank of Canada	1.500%	7/29/19	2,500	2,489
7	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	2,000	2,001
7	Skandinaviska Enskilda Banken AB	2.375%	11/20/18	2,800	2,823
7	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	720	725
	State Street Corp.	1.350%	5/15/18	350	350
	Sumitomo Mitsui Banking Corp.	1.750%	1/16/18	2,500	2,502
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	1,700	1,702
	Svenska Handelsbanken AB	1.625%	3/21/18	3,200	3,199
	Svenska Handelsbanken AB	2.500%	1/25/19	6,860	6,929
8	Svenska Handelsbanken AB	4.500%	4/10/19	8,000	6,608
	Svenska Handelsbanken AB	2.250%	6/17/19	5,000	5,037
7	Swedbank AB	1.750%	3/12/18	20,650	20,669
[6,8]	Swedbank AB	2.885%	11/5/18	13,990	11,275
7	Swedbank AB	2.375%	2/27/19	1,061	1,069
	Synchrony Financial	1.875%	8/15/17	4,128	4,128
	Synchrony Financial	2.600%	1/15/19	1,500	1,510
	Toronto-Dominion Bank	2.625%	9/10/18	1,100	1,113
	UBS AG	1.375%	8/14/17	600	600
[6,7]	UBS AG	1.539%	12/7/18	14,000	14,040
	US Bank NA	1.375%	9/11/17	635	635
	US Bank NA	1.350%	1/26/18	4,900	4,898
	US Bank NA	1.450%	1/29/18	2,774	2,774
	Wells Fargo & Co.	1.500%	1/16/18	1,500	1,500
8	Wells Fargo & Co.	4.250%	1/25/18	7,620	6,157
8	Wells Fargo & Co.	4.000%	8/8/19	500	411
	Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,601
	Wells Fargo Bank NA	2.150%	12/6/19	470	473
	Westpac Banking Corp.	2.000%	8/14/17	64	64
	Westpac Banking Corp.	2.250%	1/17/19	7,244	7,289
	Westpac Banking Corp.	1.650%	5/13/19	6,500	6,476
	Westpac Banking Corp.	1.600%	8/19/19	3,000	2,982

	Brokerage (0.1%)
	Franklin Resources Inc.	1.375%	9/15/17	214	214
	NYSE Euronext	2.000%	10/5/17	1,233	1,234

	Finance Companies (0.4%)
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.750%	5/15/19	2,200	2,255
	Air Lease Corp.	2.125%	1/15/18	5,283	5,289
	International Lease Finance Corp.	3.875%	4/15/18	4,750	4,815

23

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Insurance (1.0%)
Aetna Inc.	1.700%	6/7/18	1,700	1,701
7 AIA GROUP Ltd.	2.250%	3/11/19	1,430	1,433
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	8,305	8,384
8 Metropolitan Life Global Funding I	4.750%	9/28/17	3,375	2,711
8 Metropolitan Life Global Funding I	4.500%	10/10/18	9,390	7,706
8 Metropolitan Life Global Funding I	4.500%	4/16/19	5,200	4,292
7 Pricoa Global Funding I	1.900%	9/21/18	1,735	1,738
7 Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,564
Travelers Cos. Inc.	5.750%	12/15/17	1,302	1,323

Real Estate Investment Trusts (1.7%)
Brandywine Operating Partnership LP	4.950%	4/15/18	7,042	7,192
8 GPT Wholesale Shopping Centre Fund No. 1	5.000%	11/13/17	2,500	2,014
Kilroy Realty LP	4.800%	7/15/18	3,546	3,626
Kimco Realty Corp.	4.300%	2/1/18	5,377	5,441
8 Mirvac Group Finance Ltd.	5.500%	12/18/17	8,800	7,115
Realty Income Corp.	2.000%	1/31/18	7,896	7,906
UDR Inc.	4.250%	6/1/18	1,083	1,106
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	9,000	9,013
Welltower Inc.	4.700%	9/15/17	333	334
Welltower Inc.	2.250%	3/15/18	6,464	6,485
				472,274
Industrial (16.9%)
Basic Industry (1.4%)
7 Air Liquide Finance SA	1.375%	9/27/19	4,000	3,960
Air Products & Chemicals Inc.	4.375%	8/21/19	4,120	4,342
Airgas Inc.	1.650%	2/15/18	1,251	1,251
Dow Chemical Co.	5.700%	5/15/18	5,735	5,914
Dow Chemical Co.	8.550%	5/15/19	1,300	1,452
Ecolab Inc.	1.450%	12/8/17	2,001	2,001
EI du Pont de Nemours & Co.	2.200%	5/1/20	7,000	7,062
International Paper Co.	7.950%	6/15/18	6,000	6,309
LyondellBasell Industries NV	5.000%	4/15/19	750	783
RPM International Inc.	6.500%	2/15/18	242	248
WestRock RKT Co.	4.450%	3/1/19	7,000	7,254

Capital Goods (1.5%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	1,400	1,517
Caterpillar Financial Services Corp.	1.500%	2/23/18	1,848	1,847
Caterpillar Financial Services Corp.	1.800%	11/13/18	2,738	2,741
Caterpillar Financial Services Corp.	7.150%	2/15/19	510	551
Caterpillar Financial Services Corp.	1.350%	5/18/19	690	686
Caterpillar Financial Services Corp.	2.100%	1/10/20	4,000	4,019
Fortive Corp.	1.800%	6/15/19	1,600	1,590
General Electric Capital Corp.	5.625%	9/15/17	17	17
General Electric Capital Corp.	6.000%	8/7/19	3,000	3,255
General Electric Co.	5.250%	12/6/17	2,560	2,593
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,810	1,904
John Deere Capital Corp.	2.800%	9/18/17	25	25
John Deere Capital Corp.	1.200%	10/10/17	870	870
John Deere Capital Corp.	1.950%	1/8/19	500	501
John Deere Capital Corp.	1.250%	10/9/19	2,000	1,980
8 John Deere Financial Ltd.	3.500%	12/18/19	2,200	1,793
Parker-Hannifin Corp.	5.500%	5/15/18	11,524	11,875
Parker-Hannifin Corp.	6.550%	7/15/18	1,905	1,995

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Precision Castparts Corp.	1.250%	1/15/18	2,025	2,023
7 Siemens Financieringsmaatschappij NV	1.300%	9/13/19	2,500	2,475

Communication (1.5%)
America Movil SAB de CV	5.625%	11/15/17	10,000	10,112
AT&T Inc.	1.400%	12/1/17	600	600
British Telecommunications plc	5.950%	1/15/18	2,000	2,037
Deutsche Telekom International Finance BV	6.750%	8/20/18	3,500	3,679
Grupo Televisa SAB	6.000%	5/15/18	2,745	2,827
Moody’s Corp.	2.750%	7/15/19	3,000	3,048
Orange SA	2.750%	2/6/19	800	810
Orange SA	1.625%	11/3/19	2,200	2,186
S&P Global Inc.	2.500%	8/15/18	1,800	1,814
8 Telstra Corp. Ltd.	4.000%	11/15/17	10,100	8,124
8 Telstra Corp. Ltd.	4.500%	11/13/18	2,650	2,177
Time Warner Cable LLC	6.750%	7/1/18	8,000	8,349

Consumer Cyclical (3.0%)
American Honda Finance Corp.	1.550%	12/11/17	2,400	2,401
American Honda Finance Corp.	1.700%	2/22/19	5,988	5,994
AutoZone Inc.	1.625%	4/21/19	1,450	1,441
8 BMW Australia Finance Ltd.	2.750%	2/23/18	1,930	1,548
7 BMW US Capital LLC	1.500%	4/11/19	800	798
7 BMW US Capital LLC	1.450%	9/13/19	3,000	2,981
CVS Health Corp.	1.900%	7/20/18	2,800	2,807
7 Daimler Finance North America LLC	1.600%	8/3/17	400	400
Ford Motor Credit Co. LLC	6.625%	8/15/17	989	991
Ford Motor Credit Co. LLC	1.684%	9/8/17	288	288
Ford Motor Credit Co. LLC	2.375%	1/16/18	1,059	1,062
Ford Motor Credit Co. LLC	5.000%	5/15/18	300	307
8 Ford Motor Credit Co. LLC	4.050%	12/10/18	2,250	1,832
General Motors Co.	3.500%	10/2/18	1,592	1,620
7 Harley-Davidson Financial Services Inc.	1.550%	11/17/17	4,218	4,218
7 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	650	652
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	4,300	4,325
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	4,684	4,888
7 Hyundai Capital America	2.125%	10/2/17	1,382	1,383
7 Hyundai Capital America	2.000%	3/19/18	1,250	1,251
7 Hyundai Capital America	2.875%	8/9/18	4,250	4,284
7 Hyundai Capital Services Inc.	3.500%	9/13/17	200	200
Marriott International Inc.	6.750%	5/15/18	3,575	3,709
7 Nissan Motor Acceptance Corp.	1.950%	9/12/17	4,134	4,135
7 Nissan Motor Acceptance Corp.	1.500%	3/2/18	3,357	3,354
7 Nissan Motor Acceptance Corp.	1.800%	3/15/18	925	926
7 Nissan Motor Acceptance Corp.	2.650%	9/26/18	1,115	1,125
7 Nissan Motor Acceptance Corp.	2.350%	3/4/19	1,515	1,527
7 Nissan Motor Acceptance Corp.	2.000%	3/8/19	1,250	1,252
PACCAR Financial Corp.	1.750%	8/14/18	290	291
8 Toyota Finance Australia Ltd.	4.250%	2/26/18	11,601	9,386
Toyota Motor Credit Corp.	1.375%	1/10/18	400	400
Toyota Motor Credit Corp.	1.200%	4/6/18	1,000	999
Toyota Motor Credit Corp.	2.000%	10/24/18	801	805
Visa Inc.	1.200%	12/14/17	1,000	1,000
7 Volkswagen Group of America Finance LLC	1.650%	5/22/18	7,940	7,932
7 Wesfarmers Ltd.	1.874%	3/20/18	8,373	8,384

25

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Consumer Noncyclical (3.7%)
Abbott Laboratories	5.125%	4/1/19	2,007	2,114
Abbott Laboratories	2.350%	11/22/19	2,500	2,526
AbbVie Inc.	1.800%	5/14/18	7,064	7,074
AbbVie Inc.	2.000%	11/6/18	800	805
Agilent Technologies Inc.	6.500%	11/1/17	116	117
Allergan Funding SCS	2.350%	3/12/18	7,079	7,112
Altria Group Inc.	9.700%	11/10/18	6,821	7,503
Amgen Inc.	6.150%	6/1/18	944	979
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,500	2,497
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	4,000	4,016
AstraZeneca plc	5.900%	9/15/17	6,830	6,864
Baxalta Inc.	2.000%	6/22/18	5,250	5,263
Biogen Inc.	6.875%	3/1/18	1,500	1,546
Celgene Corp.	1.900%	8/15/17	370	370
Celgene Corp.	2.125%	8/15/18	2,100	2,110
Clorox Co.	5.950%	10/15/17	700	706
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,750	2,758
Constellation Brands Inc.	3.875%	11/15/19	5,000	5,200
Covidien International Finance SA	6.000%	10/15/17	400	403
Express Scripts Holding Co.	2.250%	6/15/19	5,000	5,028
Gilead Sciences Inc.	1.850%	9/4/18	500	502
Hershey Co.	1.600%	8/21/18	1,100	1,103
JM Smucker Co.	1.750%	3/15/18	1,000	1,001
Mylan Inc.	2.550%	3/28/19	3,654	3,686
Newell Brands Inc.	2.600%	3/29/19	977	989
Philip Morris International Inc.	1.250%	8/11/17	1,000	1,000
Philip Morris International Inc.	5.650%	5/16/18	7,000	7,222
Reynolds American Inc.	2.300%	6/12/18	7,600	7,625
7 Roche Holdings Inc.	1.350%	9/29/17	1,000	1,000
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	2,200	2,198
Stryker Corp.	1.300%	4/1/18	1,200	1,198
Teva Pharmaceutical Finance Netherlands
III BV	1.400%	7/20/18	1,800	1,793
6 Tyson Foods Inc.	1.649%	5/30/19	7,000	7,012
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	6,750	6,761
Zoetis Inc.	1.875%	2/1/18	2,500	2,501

Energy (2.9%)
8 BP Capital Markets plc	4.500%	9/5/17	510	409
BP Capital Markets plc	1.375%	5/10/18	8,000	7,981
BP Capital Markets plc	2.241%	9/26/18	2,900	2,918
8 BP Capital Markets plc	4.750%	11/15/18	2,315	1,905
Canadian Natural Resources Ltd.	1.750%	1/15/18	7,000	6,997
Chevron Corp.	1.344%	11/9/17	2,000	2,000
Chevron Corp.	1.345%	11/15/17	2,500	2,500
Chevron Corp.	4.950%	3/3/19	1,250	1,314
ConocoPhillips	5.200%	5/15/18	2,153	2,212
ConocoPhillips Co.	1.050%	12/15/17	10,000	9,980
ConocoPhillips Co.	1.500%	5/15/18	312	312
Enterprise Products Operating LLC	6.300%	9/15/17	170	171
Enterprise Products Operating LLC	1.650%	5/7/18	700	699
EOG Resources Inc.	5.625%	6/1/19	2,450	2,604
Exxon Mobil Corp.	1.439%	3/1/18	3,000	2,999

26

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	17
	Kinder Morgan Inc.	2.000%	12/1/17	17	17
	Marathon Oil Corp.	6.000%	10/1/17	4,000	4,020
	Marathon Oil Corp.	5.900%	3/15/18	2,000	2,053
	Occidental Petroleum Corp.	1.500%	2/15/18	11,350	11,330
	Petro-Canada	6.050%	5/15/18	2,840	2,932
7	Schlumberger Holdings Corp.	2.350%	12/21/18	10,000	10,075
	Shell International Finance BV	1.125%	8/21/17	500	500
	Shell International Finance BV	1.250%	11/10/17	1,500	1,500
	Shell International Finance BV	1.375%	5/10/19	3,400	3,383
	Shell International Finance BV	1.375%	9/12/19	3,000	2,982
	Total Capital International SA	2.125%	1/10/19	1,500	1,509
	Total Capital SA	2.125%	8/10/18	3,000	3,019

	Technology (2.4%)
	Amphenol Corp.	1.550%	9/15/17	1,000	1,000
	Amphenol Corp.	2.550%	1/30/19	3,500	3,531
	Apple Inc.	1.700%	2/22/19	750	753
[6,8]	Apple Inc.	2.385%	8/28/19	4,820	3,871
7	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	5,000	5,025
	CA Inc.	2.875%	8/15/18	7,220	7,295
	Corning Inc.	1.500%	5/8/18	300	299
7	Everett Spinco Inc.	2.875%	3/27/20	6,000	6,087
	Fidelity National Information Services Inc.	2.000%	4/15/18	5,400	5,405
	Hewlett Packard Enterprise Co.	2.450%	10/5/17	984	986
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	2,160	2,186
	KLA-Tencor Corp.	2.375%	11/1/17	6,445	6,454
6	QUALCOMM Inc.	1.558%	5/20/19	15,000	15,061
	Total System Services Inc.	2.375%	6/1/18	7,807	7,833
	Tyco Electronics Group SA	6.550%	10/1/17	4,395	4,429
	Tyco Electronics Group SA	2.375%	12/17/18	1,315	1,324

	Transportation (0.5%)
5	Burlington Northern and Santa Fe Railway
	Co. 1999-2 Pass Through Trust	7.570%	1/2/21	1,532	1,640
	Canadian National Railway Co.	5.850%	11/15/17	3,145	3,185
	Canadian National Railway Co.	5.550%	3/1/19	5,000	5,300
7	ERAC USA Finance LLC	6.375%	10/15/17	628	634
	Ryder System Inc.	2.500%	3/1/18	2,800	2,811
5	US Airways 2012-1 Class B Pass Through
	Trust	8.000%	10/1/19	2,280	2,463
					507,984
Utilities (3.7%)
	Electric (3.6%)
	Arizona Public Service Co.	2.200%	1/15/20	1,100	1,104
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	3,651	3,749
	Commonwealth Edison Co.	6.150%	9/15/17	7,954	7,997
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	963
	Consumers Energy Co.	5.650%	9/15/18	2,221	2,315
	Consumers Energy Co.	6.125%	3/15/19	125	134
	Dominion Energy Inc.	1.875%	1/15/19	1,045	1,046
	Dominion Energy Inc.	5.200%	8/15/19	130	138
	Duke Energy Carolinas LLC	5.250%	1/15/18	11,000	11,180

27

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	7.000%	11/15/18	723	770
Duke Energy Corp.	6.250%	6/15/18	642	667
Duke Energy Florida LLC	5.800%	9/15/17	661	664
Duke Energy Florida LLC	5.650%	6/15/18	50	52
Edison International	3.750%	9/15/17	1,200	1,203
7 EDP Finance BV	4.900%	10/1/19	2,998	3,148
7 EDP Finance BV	4.125%	1/15/20	2,440	2,525
Emera US Finance LP	2.150%	6/15/19	3,000	3,008
7 Enel Finance International NV	6.250%	9/15/17	3,060	3,077
7 Enel Finance International NV	5.125%	10/7/19	369	393
Entergy Louisiana LLC	6.500%	9/1/18	580	608
Exelon Generation Co. LLC	6.200%	10/1/17	2,744	2,765
Exelon Generation Co. LLC	2.950%	1/15/20	3,500	3,572
Georgia Power Co.	1.950%	12/1/18	10,275	10,288
MidAmerican Energy Co.	5.300%	3/15/18	1,000	1,024
National Rural Utilities Cooperative Finance
Corp.	10.375%	11/1/18	7,464	8,241
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,180	2,194
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	2,216	2,335
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	1,400	1,405
Pacific Gas & Electric Co.	5.625%	11/30/17	3,535	3,584
Pacific Gas & Electric Co.	8.250%	10/15/18	1,400	1,507
PPL Capital Funding Inc.	1.900%	6/1/18	2,000	2,002
South Carolina Electric & Gas Co.	5.250%	11/1/18	6,633	6,911
Southern California Edison Co.	1.250%	11/1/17	295	295
Southern Co.	1.550%	7/1/18	1,210	1,208
Southwestern Electric Power Co.	5.875%	3/1/18	1,532	1,566
Tampa Electric Co.	6.100%	5/15/18	9,120	9,416
TECO Finance Inc.	6.572%	11/1/17	58	59
6 TECO Finance Inc.	1.904%	4/10/18	100	100
Virginia Electric & Power Co.	5.950%	9/15/17	3,300	3,318
Virginia Electric & Power Co.	1.200%	1/15/18	3,000	2,993

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	1,280	1,414
7 Engie SA	1.625%	10/10/17	1,110	1,110
				112,048
Total Corporate Bonds (Cost $1,085,594)				1,092,306
Sovereign Bonds (3.3%)
Caixa Economica Federal	2.375%	11/6/17	750	750
Caixa Economica Federal	4.250%	5/13/19	4,000	4,055
Export-Import Bank of Korea	1.750%	2/27/18	50	50
First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	7,080
ICBCIL Finance Co. Ltd.	2.375%	5/19/19	2,050	2,041
ICBCIL Finance Co. Ltd.	2.125%	9/29/19	2,670	2,640
Japan Finance Organization for Municipalities	1.375%	4/18/18	1,000	996
KazMunayGas National Co. JSC	9.125%	7/2/18	5,300	5,610
Korea Development Bank	2.250%	8/7/17	200	200
Korea Development Bank	1.500%	1/22/18	1,000	998
North American Development Bank	2.300%	10/10/18	300	302
Ooredoo Tamweel Ltd.	3.039%	12/3/18	7,300	7,330
8 Optus Finance Pty Ltd.	4.750%	12/12/18	11,000	9,070
Petroleos Mexicanos	5.500%	2/4/19	5,500	5,754

28

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	8.000%	5/3/19	4,800	5,267
	Republic of Colombia	7.375%	3/18/19	5,600	6,087
	Republic of Croatia	6.750%	11/5/19	6,000	6,531
	Republic of Hungary	4.125%	2/19/18	3,000	3,037
	Republic of Hungary	6.250%	1/29/20	422	460
	Republic of Poland	6.375%	7/15/19	1,000	1,089
	Republic of Serbia	5.250%	11/21/17	7,200	7,266
9	Republic of Turkey	2.803%	3/26/18	6,000	6,010
	State Bank of India	3.250%	4/18/18	3,400	3,430
	State of Qatar	2.099%	1/18/18	7,000	6,995
	Statoil ASA	3.125%	8/17/17	1,977	1,978
	Statoil ASA	1.200%	1/17/18	3,847	3,840
Total Sovereign Bonds (Cost $98,040)					98,866
Taxable Municipal Bonds (0.0%)
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	140	142
Total Taxable Municipal Bonds (Cost $144)					142

				Shares
Temporary Cash Investments (7.6%)
Money Market Fund (2.8%)
10	Vanguard Market Liquidity Fund	1.217%		845,155	84,532

				Face
				Amount
				($000)
Commercial Paper (3.3%)
[7,11] Anheuser-Busch Inbev Worldwide Inc.		1.478%	9/29/17	1,500	1,497
[7,11] Anheuser-Busch Inbev Worldwide Inc.		1.574%	1/10/18	3,000	2,981
[7,11] Axa Financial Inc.		1.646%	10/4/17	4,300	4,290
[7,11] Bank of Nova Scotia		1.523%	2/1/18	10,000	9,928
[7,11] Commonwealth Bank of Australia		1.399%	9/1/17	5,000	4,995
[7,11] Danske Corp.		1.502%	8/28/17	4,800	4,795
11	Danske Corp.	1.616%	2/15/18	5,000	4,960
11	Electricite de France	1.543%	8/9/17	5,000	4,998
11	Electricite de France	1.906%	1/5/18	4,500	4,467
[7,11] Energy Transfer LP		2.212%	9/26/17	8,000	7,975
[7,11] Engie SA		1.490%	10/2/17	9,570	9,548
[7,11] Engie SA		1.490%	10/6/17	1,132	1,129
[7,11] Engie SA		1.543%	10/12/17	380	379
[7,11] Engie SA		1.543%	10/20/17	275	274
[7,11] Engie SA		1.544%	11/10/17	250	249
[7,11] Engie SA		1.544%	11/15/17	250	249
11	Ford Motor Credit Co. LLC	1.936%	2/2/18	2,000	1,982
[7,11] Ford Motor Credit Co. LLC		2.051%	6/21/18	1,000	981
11	GlaxoSmithKline Finance plc	1.523%	12/7/17	6,500	6,469
[7,11] Molson Coors Brewing Co.		1.765%	8/14/17	8,000	7,995
[7,11] Plains All American Pipeline LP		1.956%	8/4/17	8,000	7,998
[7,11] Vodafone Group plc		1.626%	9/29/17	2,500	2,494
[7,11] Xcel Energy Inc.		1.610%	10/30/17	8,000	7,967
					98,600

29

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Certificates of Deposit (1.5%)
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.520%	8/9/17	2,000	2,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.570%	10/27/17	2,000	2,001
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.700%	1/26/18	5,500	5,507
Cooperatieve Rabobank UA	1.380%	9/13/17	5,000	5,001
Royal Bank of Canada (New York Branch)	1.360%	10/5/17	3,100	3,100
Royal Bank of Canada (New York Branch)	1.290%	10/27/17	1,800	1,800
Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	4,500	4,500
Toronto Dominion Bank (New York Branch)	1.360%	8/28/17	4,000	4,000
Toronto Dominion Bank (New York Branch)	1.440%	2/12/18	13,000	12,998
Wells Fargo Bank NA	1.320%	10/27/17	4,000	4,000
				44,907
Total Temporary Cash Investments (Cost $227,997)				228,039
Total Investments (100.5%) (Cost $3,018,679)				3,023,820

				Amount
				($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard				193
Receivables for Investment Securities Sold				199
Receivables for Accrued Income				11,736
Receivables for Capital Shares Issued				6,166
Other Assets				311
Total Other Assets				18,605
Liabilities
Payables for Investment Securities Purchased				(24,283)
Payables for Capital Shares Redeemed				(1,870)
Payables for Distributions				(208)
Payables to Vanguard				(367)
Other Liabilities				(7,738)
Total Liabilities				(34,466)
Net Assets (100%)				3,007,959

30

Ultra-Short-Term Bond Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,005,728
Undistributed Net Investment Income	118
Accumulated Net Realized Losses	(474)
Unrealized Appreciation (Depreciation)
Investment Securities	5,141
Futures Contracts	1,080
Swap Contracts	76
Forward Currency Contracts	(3,762)
Foreign Currencies	52
Net Assets	3,007,959

Investor Shares—Net Assets
Applicable to 15,798,877 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	158,202
Net Asset Value Per Share—Investor Shares	$10.01

Admiral Shares—Net Assets
Applicable to 142,298,562 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,849,757
Net Asset Value Per Share—Admiral Shares	$20.03

• See Note A in Notes to Financial Statements.
1 Securities with a value of $947,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $3,423,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $907,562,000, representing 30.2% of net assets.
8 Face amount denominated in Australian dollars.
9 Guaranteed by the Republic of Turkey.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2017, the aggregate value of these securities was $98,600,000, representing 3.3% of net assets.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	22,541
Total Income	22,541
Expenses
The Vanguard Group—Note B
Investment Advisory Services	175
Management and Administrative—Investor Shares	125
Management and Administrative—Admiral Shares	1,202
Marketing and Distribution—Investor Shares	15
Marketing and Distribution—Admiral Shares	120
Custodian Fees	24
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	1,683
Net Investment Income	20,858
Realized Net Gain (Loss)
Investment Securities Sold[1]	161
Futures Contracts	(579)
Swap Contracts	21
Foreign Currencies and Forward Currency Contracts	(5,201)
Realized Net Gain (Loss)	(5,598)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,881
Futures Contracts	1,089
Swap Contracts	67
Foreign Currencies and Forward Currency Contracts	(2,212)
Change in Unrealized Appreciation (Depreciation)	4,825
Net Increase (Decrease) in Net Assets Resulting from Operations	20,085
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $469,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,858	12,331
Realized Net Gain (Loss)	(5,598)	1,370
Change in Unrealized Appreciation (Depreciation)	4,825	(1,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,085	11,861
Distributions
Net Investment Income
Investor Shares	(844)	(768)
Admiral Shares	(15,400)	(11,576)
Realized Capital Gain[1]
Investor Shares	(30)	—
Admiral Shares	(485)	—
Total Distributions	(16,759)	(12,344)
Capital Share Transactions
Investor Shares	26,856	83,785
Admiral Shares	822,582	1,559,481
Net Increase (Decrease) from Capital Share Transactions	849,438	1,643,266
Total Increase (Decrease)	852,764	1,642,783
Net Assets
Beginning of Period	2,155,195	512,412
End of Period[2]	3,007,959	2,155,195
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $129,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,000 and $680,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
	Six Months	Year	Feb. 10,
	Ended	Ended	2015[1] to
	July 31,	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2017	2016
Net Asset Value, Beginning of Period	$10.00	$9.99	$10.00
Investment Operations
Net Investment Income	. 074 [2]	.106	.054
Net Realized and Unrealized Gain (Loss) on Investments	(.006)	.006	(.010)
Total from Investment Operations	.068	.112	.044
Distributions
Dividends from Net Investment Income	(. 056)	(.102)	(. 054)
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(. 058)	(.102)	(. 054)
Net Asset Value, End of Period	$10.01	$10.00	$9.99

Total Return[3]	0.68%	1.13%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$158	$131	$47
Ratio of Total Expenses to Average Net Assets	0.21%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	1.50%	1.11%	0.66%[4]
Portfolio Turnover Rate	60%	81%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
	Six Months	Year	Feb. 10,
	Ended	Ended	2015[1] to
	July 31,	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2017	2017	2016
Net Asset Value, Beginning of Period	$20.00	$19.98	$20.00
Investment Operations
Net Investment Income	.158 [2]	.228	.122
Net Realized and Unrealized Gain (Loss) on Investments	(.003)	.015	(.021)
Total from Investment Operations	.155	.243	.101
Distributions
Dividends from Net Investment Income	(.121)	(. 223)	(.121)
Distributions from Realized Capital Gains	(.004)	—	—
Total Distributions	(.125)	(. 223)	(.121)
Net Asset Value, End of Period	$20.03	$20.00	$19.98

Total Return[3]	0.78%	1.22%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,850	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	1.59%	1.19%	0.74%[4]
Portfolio Turnover Rate	60%	81%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

36

Ultra-Short-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 12% and 12% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2017, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount.

37

Ultra-Short-Term Bond Fund

If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

38

Ultra-Short-Term Bond Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $193,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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Ultra-Short-Term Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	396,212	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,189,745	18,510
Corporate Bonds	—	1,092,306	—
Sovereign Bonds	—	98,866	—
Taxable Municipal Bonds	—	142	—
Temporary Cash Investments	84,532	143,507	—
Futures Contracts—Liabilities[1]	(8)	—	—
Forward Currency Contracts—Assets	—	1	—
Forward Currency Contracts—Liabilities	—	(3,763)	—
Swap Contracts—Assets	—	76	—
Total	84,524	2,917,092	18,510
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	—	1	76	77
Other Liabilities	(8)	(3,763)	—	(3,771)

40

Ultra-Short-Term Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(579)	—	—	(579)
Swap Contracts	—	—	21	21
Forward Currency Contracts	—	(7,261)	—	(7,261)
Realized Net Gain (Loss) on Derivatives	(579)	(7,261)	21	(7,819)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	1,089	—	—	1,089
Swap Contracts	—	—	67	67
Forward Currency Contracts	—	(2,246)	—	(2,246)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	1,089	(2,246)	67	(1,090)

At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2017	2,045	442,423	139
AUD 90-Day Bank Bill	September 2017	(109)	(86,834)	6
AUD 90-Day Bank Bill	December 2017	(100)	(79,658)	324
AUD 90-Day Bank Bill	March 2018	(80)	(63,717)	274
AUD 90-Day Bank Bill	June 2018	(80)	(63,705)	276
5-Year U. S. Treasury Note	September 2017	(497)	(58,720)	34
AUD 3-Year Treasury Bond	September 2017	(60)	(5,364)	27
10-Year U.S. Treasury Note	September 2017	(19)	(2,392)	—
				1,080

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill and AUD 3-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes.

41

Ultra-Short-Term Bond Fund

At July 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	8/15/17	AUD	160	USD	127	1
Citibank, N.A.	8/15/17	USD	105,095	AUD	136,100	(3,763)
						(3,762)
AUD—Australian dollar.
USD—U.S. dollar.

At July 31, 2017, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection
Sold/Moody’s Rating
Berkshire
Hathaway Inc./Aa2	12/20/21	GSI	5,000	(35)	1.000	76
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
GSI—Goldman Sachs International.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $5,198,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At July 31, 2017, the cost of investment securities for tax purposes was $3,018,703,000. Net unrealized appreciation of investment securities for tax purposes was $5,117,000, consisting of unrealized gains of $9,444,000 on securities that had risen in value since their purchase and $4,327,000 in unrealized losses on securities that had fallen in value since their purchase.

42

Ultra-Short-Term Bond Fund

F. During the six months ended July 31, 2017, the fund purchased $594,632,000 of investment securities and sold $168,026,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $357,940,000 and $362,618,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	101,478	10,144	148,184	14,811
Issued in Lieu of Cash Distributions	806	81	693	69
Redeemed	(75,428)	(7,540)	(65,092)	(6,505)
Net Increase (Decrease)—Investor Shares	26,856	2,685	83,785	8,375
Admiral Shares
Issued	1,406,740	70,303	1,991,797	99,513
Issued in Lieu of Cash Distributions	13,390	670	9,783	489
Redeemed	(597,548)	(29,864)	(442,099)	(22,091)
Net Increase (Decrease)—Admiral Shares	822,582	41,109	1,559,481	77,911

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,006.82	$1.04
Admiral Shares	1,000.00	1,007.78	0.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

45

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Ultra-Short-Term Bond Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2015. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

46

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

47

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

48

Vanguard Ultra-Short-Term Bond Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Ultra-Short-Term Bond Fund particularly or the ability of the
Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard
Ultra-Short-Term Bond Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard
Ultra-Short-Term Bond Fund is the licensing of the Barclays Index which is determined, composed and calculated by
Barclays without regard to Vanguard or Vanguard Ultra-Short-Term Bond Fund or any owners or purchasers of Vanguard
Ultra-Short-Term Bond Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Ultra-Short-Term Bond
Fund or the owners of Vanguard Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Ultra-Short-Term Bond Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Ultra-Short-Term Bond Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD ULTRA-
SHORT-TERM BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED
THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES
THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR
PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX, AND BARCLAYS SHALL
NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH
RESPECT TO THE BLOOMBERG BARCLAYS U.S. TREASURY BELLWETHERS: 1 YEAR INDEX. BARCLAYS MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR
CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

49

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14922 092017

Semiannual Report | July 31, 2017

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Short-Term Investment-Grade Fund.	14
Intermediate-Term Investment-Grade Fund.	52
Long-Term Investment-Grade Fund.	85
High-Yield Corporate Fund.	113
About Your Fund’s Expenses.	134
Trustees Approve Advisory Arrangements.	136
Glossary.	138

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2017, returns of the Vanguard Corporate Bond Funds ranged from 1.54% for Investor Shares of Vanguard Short-Term Investment-Grade Fund to 6.78% for Admiral Shares of Vanguard Long-Term Investment-Grade Fund. The four funds’ results compared with those of their benchmarks were mixed, but all the funds outpaced their peer groups.

• Although two Federal Reserve interest rate hikes during the period pushed up yields of very short-term securities, the yields of other bonds generally moved lower and prices moved higher. Corporate spreads tightened further, with companies generally reporting solid revenues and profits.

• The Short-Term Fund and Vanguard Intermediate-Term Investment-Grade Fund were hurt by an underweight allocation to industrials and a tilt away from BBB-rated securities. Selection helped drive relative outperformance in the Long-Term Fund.

• For Vanguard High-Yield Corporate Fund, an overweight to health care and selection in wirelines and technology helped it beat its comparative standards.

Total Returns: Six Months Ended July 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.92%	1.05%	0.49%	1.54%
Admiral™ Shares	2.02	1.10	0.49	1.59
Institutional Shares	2.05	1.12	0.49	1.61
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index				1.89
1–5 Year Investment-Grade Debt Funds Average				1.33
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.60%	1.44%	1.86%	3.30%
Admiral Shares	2.70	1.49	1.86	3.35
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index				4.21
Core Bond Funds Average				2.54
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.61%	2.16%	4.57%	6.73%
Admiral Shares	3.71	2.21	4.57	6.78
Bloomberg Barclays U.S. Long Credit A or Better Bond Index				6.62
Corporate A-Rated Debt Funds Average				3.41
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total Returns: Six Months Ended July 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard High-Yield Corporate Fund
Investor Shares	4.53%	2.74%	2.22%	4.96%
Admiral Shares	4.63	2.79	2.22	5.01
High-Yield Corporate Composite Index				4.14
High Yield Funds Average				3.98
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.73%
Intermediate-Term Investment-Grade Fund	0.20	0.10	—	0.78
Long-Term Investment-Grade Fund	0.22	0.11	—	0.84
High-Yield Corporate Fund	0.23	0.13	—	1.08

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the funds’ annualized expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for
Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20%
for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for
Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term
Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the
High-Yield Corporate Fund, High Yield Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

It’s said that fierce debates often generate more heat than light. And that’s been true of the ongoing face-off between sharply divided advocates of index funds and of actively managed funds.

For too long, the decision regarding active and index investing has been framed as either-or: Just pick a side and go all-in. But this choice is actually much more nuanced than a binary yes or no.

You may feel that your allegiance can belong to only one sports team, but you don’t have to approach investment strategies that way. (I’ll root for the Philadelphia Eagles no matter whom they’re playing, but my personal investment portfolio includes both index and active funds.)

Yes, indexing can be a valuable starting point for investors, and many may index their entire portfolio. But depending on your circumstances, an allocation to active management may be appropriate.

Recently published Vanguard research is illuminating on this point. Beyond helping you determine whether you’re a good candidate for active strategies, the paper

Making the Implicit Explicit: A Framework for the Active-Passive Decision can help establish active and passive allocation targets for a range of investors. (You can read the paper at vanguard.com/research.)

3

Notching a record of outperformance

We’re a pioneer and leader in index fund investing, so why am I suggesting that active management may be appropriate?

Often overshadowed by our indexing reputation is Vanguard’s commitment to—and success with—active management. We oversee about $1 trillion in actively managed assets. And the results have been impressive, as the overwhelming majority of our active funds outperformed the average returns of their peers over the last decade.1 In addition, nearly half of our active funds have outperformed their benchmark indexes over the same period, a level of success that’s not easy to achieve.2

Make no mistake: The challenges of outperforming the market through active management are steep. So Vanguard has developed an approach with distinct characteristics that can improve your chances of success.

Chief among those advantages are low costs. As I’ve written before, paying less for your funds is one way to improve your odds of achieving success in active

Market Barometer
	Total Returns
	Periods Ended July 31, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.24%	15.95%	14.85%
Russell 2000 Index (Small-caps)	5.35	18.45	14.19
Russell 3000 Index (Broad U.S. market)	8.94	16.14	14.79
FTSE All-World ex US Index (International)	14.05	18.81	8.11

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.51%	-0.51%	2.02%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.72	0.26	3.10
Citigroup Three-Month U.S. Treasury Bill Index	0.34	0.51	0.15

CPI
Consumer Price Index	0.80%	1.73%	1.33%

The performance data shown represent past performance, which is not a guarantee of future results.
1 For the ten years ended June 30, 2017, 50 of 53 fixed income, 19 of 19 balanced, and 38 of 40 stock fund share classes—or 107 of
112 share classes of active Vanguard funds—outperformed their peer-group averages. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.
2 For the ten years ended June 30, 2017, 21 of 53 fixed income, 5 of 19 balanced, and 23 of 40 stock fund share classes—or 49 of
112 share classes of active Vanguard funds—outperformed their benchmark indexes. Source: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

management. Investors need to watch not only explicit costs, such as those reflected in fund expense ratios, but also implicit ones, such as trading costs, which can be significant because of the higher portfolio turnover associated with many active funds.

Historically, costs have been a reliable predictor of fund performance. But low costs don’t guarantee positive results. Talent is also critical. For this reason, Vanguard dedicates a lot of time, attention, and resources to manager selection and the ongoing oversight of managers.

Reaching beyond our walls

To serve our investors, we’re committed to identifying and attracting the best active managers across a range of investment styles and approaches. We recognize that not all great active managers reside in Valley Forge, Pennsylvania, where Vanguard is headquartered. As a result, we look across the world for managers for many of our active funds.

We oversee about $600 billion in assets that are managed by external advisors and partner with more than 25 firms employing hundreds of investment professionals and supporting analysts. These firms are responsible for more than 70 investment mandates within our active portfolios.

Stay patient and control taxes

Costs and manager selection are critical, but they aren’t the only necessities. You’ll also need a healthy supply of what many investors don’t possess in abundance: patience. Having the fortitude to wait is essential because even those active managers with the best track records go through significant periods of underperformance.

Patience is also crucial because investors in active strategies must stay disciplined and stick with them over time to take full advantage of the compounding benefits of outperformance. This is easy to say but often difficult to execute.

A few years ago, Vanguard looked at those actively managed domestic equity funds across the industry that did best over the previous 15 years. We found that even though these funds outperformed their benchmark indexes over that long period, 97% lagged the benchmarks in at least five calendar years. And two-thirds of the outperforming funds experienced at least three consecutive years of underperformance.3

Tax efficiency is another important consideration. In general, investors shouldn’t hold active strategies in an account that lacks tax protection.

3 Source: Vanguard calculations for the 15 years ended December 31, 2012, using data from Morningstar, Inc.

5

The tax drag associated with most active funds because of their higher turnover can be neutralized by holding the investments in tax-advantaged accounts, such as IRAs and 401(k) plans.

If you keep your focus on these four considerations—costs, manager selection, patience, and taxes—you’ll enhance your chances of achieving success with actively managed funds.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

6

Advisors’ Report

Vanguard Fixed Income Group For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

Despite two more rate hikes from the Federal Reserve during the six months ended July 31, 2017, yields for all but the shortest maturities fell and prices rose. Vanguard Short-Term Investment-Grade Fund returned 1.54%, and Vanguard Intermediate-Term Investment-Grade Fund returned 3.30%. (All returns and yields cited are for the funds’ Investor Shares.) Both funds underperformed their benchmark indexes but surpassed the average return of their peers.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. It returned 6.73%, outpacing its benchmark index and peer group.

With the yield curve flattening over the period, the 30-day SEC yield of the Short-Term Fund rose 7 basis points to 1.92%, while the yield of the Intermediate-Term Fund declined 2 basis points to 2.60% and that of the Long-Term Fund fell 28 basis points to 3.61%. (A basis point is one-hundredth of a percentage point.)

Investment environment

The Federal Reserve raised the target for the federal funds rate twice during the period, in March and June, pushing the range up half a percentage point to 1%–1.25%. Those moves, along with the establishment of a framework for trimming its $4.5 trillion balance sheet, took the Fed closer to normalizing monetary policy after its emergency intervention in the wake of the Great Recession.

Yields of U.S. Treasury Securities
	January 31,	July 31,
Maturity	2017	2017
2 years	1.21%	1.35%
3 years	1.46	1.51
5 years	1.91	1.84
10 years	2.45	2.30
30 years	3.06	2.90
Source: Vanguard.

7

The Fed’s actions reflected its confidence in the underlying strength of the economy. After getting off to a slow start in 2017, the economy picked up in the spring as consumers opened their wallets and the labor market continued to make gains well above the level needed to keep up with growth in the working-age population. The unemployment rate fell to its lowest level in 16 years.

Inflation measures, on the other hand, disappointed. Annualized core inflation was running at or above 2% in the first three months of the year but later moderated. In response, the Fed scaled back its 2017 inflation forecast but still expected it to move closer to the 2% target over the medium term. Further tightening in the labor market should help, although wage gains have been modest. Also, continued weakness in the dollar could eventually feed through to higher prices.

Abroad, many major central banks remained in accommodative policy mode. The Bank of Japan, the Bank of England, and the European Central Bank (ECB) held key policy rates steady and continued their asset-purchase programs as they struggled to balance growth and inflation concerns. Toward the end of the period, however, statements from the heads of the Bank of England and the ECB suggesting a bias toward less accommodation nudged yields a little higher. Even with a weaker U.S. dollar, comparatively low yields across many developed markets kept U.S. bonds attractive to international investors.

Because the Fed rate moves were telegraphed in advance, the market responded with a measured rise in short-term rates. For example, the 2-year U.S. Treasury note rose 14 basis points over the six months to 1.35%.

Intermediate- and long-term rates, however, moved in the other direction on stronger demand amid falling inflation expectations, reduced confidence about the implementation of fiscal stimulus measures, and tepid growth readings relative to expectations. The 5-year Treasury yield fell 7 basis points to 1.84%, and the 10-year yield fell 15 basis points to 2.30%.

With businesses generally posting solid revenue and earnings growth, investment-grade corporate bonds saw increased demand as well. The average yield of those securities over Treasuries dropped to 102 basis points at the end of the period from 121 basis points at the beginning. Stronger performances were generally seen from lower-rated investment-grade and longer-dated corporates. By sector, industrials and utilities outperformed financials.

Management of the funds

An underweight to industrials in favor of financials detracted from relative performance, especially for the Intermediate-Term Fund. Security selection in industrials, however, was a positive for the Short-Term Fund. We were able to take advantage of some relative value opportunities in both the energy and the communications segments. Selection in utilities was also positive overall.

8

The Short-Term and Intermediate-Term Funds’ tilt away from BBB-rated bonds detracted, whereas a small out-of-benchmark allocation in the Long-Term Fund added value.

The funds hold some Treasury Inflation-Protected Securities. Although our tactical positioning in these securities worked well in the early part of the period, weakness in Consumer Price Index readings in the later months caused them to drag on relative performance. We continue to see potential in these securities, however, given our outlook for inflation moving higher in the medium term.

The Short-Term and Intermediate-Term Funds had exposure for diversification purposes to segments of the credit market that are not represented in their benchmarks. That included an allocation to commercial mortgage-backed securities—pooled mortgages on commercial properties—which dampened the funds’ performance for the fiscal half year. To a lesser extent, so too did an allocation to asset-backed securities typically made up of pooled auto loans, credit card debt, and student loans.

Outlook

The U.S. economy is set to continue on its current modest-but-steady growth trajectory, absent any external shocks, with real GDP expanding by about 2% in 2017. The pace could pick up a little next year depending on the timing and size of any fiscal stimulus the government may enact.

We agree with the Fed’s assessment that the recent disinflation is transitory and that we will see a gradual rise in consumer prices through the end of 2019. The Fed is likely to remain patient and cautious, however, in carrying out monetary tightening. Some Fed officials have indicated they would be in favor of waiting for inflation to reach or even modestly exceed its 2% target for some time before moving to raise rates more quickly. That could mean we won’t see another rate hike until the second half of 2018, especially if the Fed begins reducing its balance sheet later this year.

Volatility could well pick up before the end of the year. The list of potential catalysts for that is long and includes domestic issues such as the looming federal government debt ceiling and heightened geopolitical tensions.

Given the relatively defensive positioning of the funds, we have plenty of scope to take on more credit risk should greater volatility bring with it attractive opportunities for doing so.

Regardless of what the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and Global
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

August 21, 2017

9

Wellington Management Company llp For the Long-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund returned 6.73% for Investor Shares and 6.78% for Admiral Shares for the six months ended July 31, 2017. It modestly outpaced the 6.62% return of its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, and it outperformed the 3.41% average return of its peers.

The portion of the Long-Term Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the corporate bond issuers.

Investment environment

Fixed income markets generated strong gains over the period as bouts of elevated political uncertainty supported government bonds. President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries.

Credit markets were buoyed by some optimism that policies of the incoming Trump administration and Congress would emphasize tax reform and deregulation. Despite concerns about prospects for retailers, particularly in the United States, generally solid corporate earnings and continued demand for yield-producing assets supported credit markets, and spreads tightened further.

Monetary policy developments among developed markets turned marginally less accommodative. The Federal Reserve raised rates twice, projected an additional hike later in 2017, and laid out a plan for tapering its asset purchases. U.S. economic data released during the period showed continued strength in the labor and housing markets, helping consumer spending.

The portfolio’s successes

In aggregate, security selection bolstered relative results, most notably in the taxable municipal, insurance, and consumer cyclical sectors. An overweight allocation to banking and an underweight to capital goods also helped.

The portfolio’s shortfalls

Security selection in the technology and energy sectors detracted from relative results. An overweight to electric utilities and underweights to basic industries and technology also hurt.

Outlook

The strong fundamental and technical backdrop for corporate bonds appears to be reflected in market valuations, as the spreads of most segments of the investment-grade corporate market are trading very close to post-crisis lows.

The U.S. economy remains on a positive growth trajectory, driven by consumer spending and investment. Fiscal stimulus

10

and progress on a deregulatory agenda could boost growth and change the Fed’s pace of tightening, but this does not appear to be in the cards for 2017. The labor market remains strong and wages are trending higher, which could contribute to margin pressure.

Corporate fundamentals have improved, driven primarily by a recovery in the energy and commodity segments. Revenue and earnings growth have improved over four consecutive quarters and are running at their highest levels since 2012. Debt-funded mergers and acquisitions (M&A) and re-leveraging transactions have slowed significantly compared with 2015 and 2016 but could re-accelerate once there’s more clarity on possible changes to the regulatory environment and tax policy. Tax policy changes could have significant implications for corporate financing decisions and optimizing capital structures.

Market liquidity is as strong as at any time since the global financial crisis, given how low volatility has been. However, market liquidity can change very quickly; we would expect liquidity to deteriorate significantly if volatility were to increase for a sustained period. Fixed-rate issuance is running at a slower pace compared with last year because of lower M&A-related issuance. Current spreads are tighter than 20-year averages, limiting further upside, but the U.S. market continues to benefit from overseas inflows because of its relative yield advantage.

The portfolio continues to be positioned with a modestly pro-cyclical posture. We maintain an overweight exposure to U.S. banks, as their balance sheets are very strong and higher rates should benefit net interest margins. The portfolio maintains an overweight to taxable municipals and favors independent energy issuers with lower cost structures and improved balance sheets. It is positioned with underweights to retailers, technology, and pharmaceuticals issuers.

Scott I. St. John, CFA
Senior Managing Director and Fixed
Income Portfolio Manager

August 21, 2017

Wellington Management Company llp For the High-Yield Corporate Fund

For the six months ended July 31, 2017, the High-Yield Corporate Fund returned 4.96% for Investor Shares and 5.01% for Admiral Shares, outpacing the 4.14% return of its benchmark index.

The investment environment

High-yield markets generated strong gains despite heightened political uncertainty, declining oil prices, and tighter Federal Reserve monetary policy. The 10-year U.S. Treasury yield declined to 2.30% at the end of July from 2.45% at the end of January. Because bond yields and prices move in opposite directions, bond prices increased. Political controversies—in particular, the ongoing investigation into Russia’s alleged involvement in the 2016 presidential election—led to a short-lived

11

dip in risk assets. Elections in France and the United Kingdom presented potential sources of volatility but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the United States, generally solid corporate earnings and continued demand for yield-producing assets supported credit markets and pushed spreads tighter.

During the six months, the rally in lower-credit-quality bonds moderated compared with 2016, and performance by credit quality was mixed. Lower-rated CCC bonds continued to perform best, returning 5.67%, according to Bloomberg Barclays High Yield Index data, but they were followed closely by higher-rated BB bonds, which generated gains of 4.70%; B-rated bonds returned 3.92%. The spread of the high-yield market tightened to 352 basis points over Treasuries from 388 basis points six months earlier. The average price of high-yield bonds increased $1 to finish the period at $102.

We remain positive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect GDP to expand in 2017, driven by consumer spending and investment, and believe most high-yield companies will be able to sustain solid credit profiles in that environment. Although global political risks remain, valuations appear reasonable relative to our outlook, in particular given our expectation for a lower default rate over the course of 2017. Moody’s trailing 12-month global issuer- weighted speculative grade default rate ended June at 3.2%, below the long-term average of 4.2%.

While bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market. We are particularly positive on conditions in the United States, and we favor issuers expected to benefit from a stable or growing U.S. domestic economy. We continue to monitor the possible impact on global growth of increased political uncertainty and the potential for more protectionist policies, and we believe strong investor demand will continue to support the high-yield market. High yield maintains an attractive advantage, and the ongoing “search for yield” given the low absolute levels of interest rates across much of the globe should continue to provide a boost for the asset class.

The fund’s successes

The fund benefited from an overweight to and positive credit selection in the health care sector. Positive credit selection in wirelines and technology also helped.

The fund’s shortfalls

Security selection in consumer products weighed on relative results. The fund’s positioning in the utilities sector also hurt.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these

12

companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Managing Director
and Fixed Income Portfolio Manager

August 21, 2017

13

Short-Term Investment-Grade Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.92%	2.02%	2.05%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Credit	Aggregate
	Fund	Index	Bond Index

Number of Bonds	2,067	2,338	9,355

Yield to Maturity
(before expenses)	2.1%	2.1%	2.5%

Average Coupon	2.9%	3.1%	3.1%

Average Duration	2.6 years	2.8 years	6.0 years

Average Effective
Maturity	3.2 years	3.0 years	8.2 years

Short-Term
Reserves	4.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	7.3%
Commercial Mortgage-Backed	8.9
Finance	28.4
Foreign	6.0
Government Mortgage-Backed	0.1
Industrial	26.9
Treasury/Agency	18.5
Utilities	3.5
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.73
Beta	0.88	0.37
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.9%
1 - 3 Years	36.1
3 - 5 Years	29.6
5 - 7 Years	8.5
7 - 10 Years	6.9
10 - 20 Years	0.5
20 - 30 Years	0.3
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	18.1%
Aaa	14.5
Aa	12.7
A	28.2
Baa	23.1
Ba	1.7
B	0.1
Caa	0.1
Not Rated	1.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares.

14

Short-Term Investment-Grade Fund

Investment Focus

15

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.08%	2.09%	7.17%	7.86%
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62
2017	1.95	0.57	2.52	2.42
2018	1.05	0.49	1.54	1.89
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.21%	2.05%	2.87%	0.31%	3.18%
Admiral Shares	2/12/2001	1.31	2.15	2.98	0.31	3.29
Institutional Shares	9/30/1997	1.34	2.18	3.01	0.31	3.32

See Financial Highlights for dividend and capital gains information.

16

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury
	Inflation Indexed Bonds	0.375%	1/15/27	1,172,313	1,173,061	1.9%
1	United States Treasury
	Inflation Indexed Bonds	0.125%	4/15/18	877,000	925,601	1.5%
	United States Treasury
	Inflation Indexed Bonds	1.625%	1/15/18	170,900	200,582	0.3%
	United States Treasury
	Inflation Indexed Bonds	0.875%–1.000%	2/15/46–2/15/47	113,100	113,129	0.2%
	United States Treasury
	Note/Bond	2.125%	8/31/20	940,000	956,600	1.5%
	United States Treasury
	Note/Bond	1.500%	12/31/18	914,400	916,832	1.5%
2	United States Treasury
	Note/Bond	1.375%	8/31/20	800,000	796,128	1.3%
	United States Treasury
	Note/Bond	1.500%	8/31/18	769,000	770,800	1.2%
2	United States Treasury
	Note/Bond	1.625%	11/30/20	749,000	749,816	1.2%
3	United States Treasury
	Note/Bond	1.375%	2/15/20	558,687	557,816	0.9%
1,2	United States Treasury
	Note/Bond	1.375%	10/31/20	485,000	481,891	0.8%
	United States Treasury
	Note/Bond	1.375%	9/30/20	457,000	454,432	0.7%
1	United States Treasury
	Note/Bond	2.000%	11/30/20	446,000	451,923	0.7%
	United States Treasury
	Note/Bond	1.625%	8/31/19	430,000	432,352	0.7%

17

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	1.125%	1/15/19	422,900	421,775	0.7%
1 United States Treasury
Note/Bond	0.750%	8/15/19	359,886	355,499	0.6%
United States Treasury
Note/Bond	2.625%	8/15/20	300,000	309,750	0.5%
United States Treasury
Note/Bond	2.000%	7/31/20	300,000	304,218	0.5%
United States Treasury
Note/Bond	1.250%	1/31/19	211,000	210,770	0.3%
United States Treasury
Note/Bond	1.500%	2/28/19	190,000	190,505	0.3%
United States Treasury
Note/Bond	0.750%	7/15/19	183,450	181,330	0.3%
United States Treasury
Note/Bond	1.375%	3/31/20	157,000	156,705	0.3%
1 United States Treasury
Note/Bond	0.875%–2.000%	8/31/19–8/15/26	309,129	309,612	0.5%
				11,421,127	18.4%

Nonconventional Mortgage-Backed Securities †				38,083	0.1%
Total U.S. Government and Agency Obligations (Cost $11,498,867)				11,459,210	18.5%
Asset-Backed/Commercial Mortgage-Backed Securities
4 AmeriCredit Automobile
Receivables Trust
2013-3	2.380%–3.000%	6/10/19–7/8/19	26,184	26,310	0.1%
4 AmeriCredit Automobile
Receivables Trust
2013-4	2.720%–3.310%	9/9/19–10/8/19	6,167	6,208	0.0%
4 AmeriCredit Automobile
Receivables Trust
2013-5	2.290%–2.860%	11/8/19–12/9/19	12,299	12,371	0.0%
4 AmeriCredit Automobile
Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,912	0.0%
4 AmeriCredit Automobile
Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,253	0.0%
4 AmeriCredit Automobile
Receivables Trust
2015-3	1.540%–3.340%	3/9/20–8/8/21	49,634	49,936	0.1%
4 AmeriCredit Automobile
Receivables Trust
2016-1	1.810%–3.590%	10/8/20–2/8/22	31,710	32,037	0.1%
4 AmeriCredit Automobile
Receivables Trust
2016-2	1.600%–3.650%	11/9/20–5/9/22	34,890	35,207	0.1%
4 AmeriCredit Automobile
Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,137	0.0%
4 AmeriCredit Automobile
Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,569	0.0%
4 Banc of America
Commercial Mortgage
Trust 2008-1	6.222%– 6.266%	2/10/51	51,070	51,658	0.1%

18

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Banc of America
	Commercial Mortgage
	Trust 2015-UBS7	3.705%–4.366%	9/15/48	8,340	8,698	0.0%
4	Banc of America
	Funding 2006-H Trust	3.463%	9/20/46	13,912	12,506	0.0%
4	Bank of America
	Mortgage 2002-J Trust	3.962%	9/25/32	18	18	0.0%
[4,5]	Chrysler Capital
	Auto Receivables Trust
	2013-AA	1.830%–2.930%	3/15/19–8/17/20	12,231	12,253	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,256	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	700	707	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	49,125	49,834	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	2/15/22–2/15/23	31,070	31,689	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-BA	1.640%–1.870%	7/15/21–2/15/22	16,690	16,606	0.0%
[4,6]	Citigroup Mortgage
	Loan Trust 2007-AR8	3.571%	7/25/37	884	829	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,292	0.0%
[4,5]	COMM 2012-CCRE3
	Mortgage Trust	2.822%–3.416%	10/15/45	35,732	36,420	0.1%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	12,961	13,129	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,659	0.0%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	29,359	30,193	0.1%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	8/10/50	57,295	61,762	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	64,091	68,217	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.747%	11/10/23–12/10/23	39,717	42,686	0.1%
[4,5]	COMM 2013-CCRE6
	Mortgage Trust	3.147%–3.397%	3/10/46	19,740	20,000	0.0%
4	COMM 2013-CCRE8
	Mortgage Trust	3.334%–3.612%	6/10/46	41,724	43,637	0.1%
[4,5]	COMM 2013-CCRE9
	Mortgage Trust	4.231%–4.255%	7/10/45	51,349	55,038	0.1%
[4,5]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	64,251	67,820	0.1%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,158	0.0%
[4,5]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,571	0.0%

19

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	33,245	34,835	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.955%–4.236%	2/10/47	19,605	21,141	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.426%	2/10/47	50,500	53,187	0.1%
4	COMM 2014-CCRE17
	Mortgage Trust	3.700%–4.735%	5/10/47	86,756	91,725	0.2%
4	COMM 2014-CCRE18
	Mortgage Trust	3.550%–3.828%	7/15/47	32,804	34,531	0.1%
4	COMM 2014-CCRE20
	Mortgage Trust	3.326%–3.590%	11/10/47	38,105	39,682	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	36,723	38,120	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,304	0.0%
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	36,015	36,837	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.696%	8/10/48	19,415	20,341	0.0%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	30,051	31,639	0.1%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	22,007	22,939	0.0%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	20,092	20,721	0.0%
4	COMM 2015-LC19
	Mortgage Trust	3.183%	2/10/48	18,400	18,730	0.0%
5	Commonwealth Bank
	of Australia	2.000%–2.125%	6/18/19–7/22/20	34,320	34,383	0.1%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	12,178	12,293	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	22,921	23,113	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	32,468	32,775	0.1%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	2.590%–4.590%	12/16/19–1/17/23	51,642	52,700	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	7,780	7,893	0.0%
[4,5]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	48,164	48,921	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	70,710	71,212	0.1%
4	Drive Auto Receivables
	Trust 2017-1	1.860%	3/16/20	12,160	12,166	0.0%
4	Ford Credit Auto Lease
	Trust 2015-B	1.920%	3/15/19	16,270	16,303	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	12,800	12,808	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	30,329	30,540	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	36,995	37,374	0.1%

20

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	17,415	17,470	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	61,000	61,792	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	7,040	6,995	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	20,800	20,931	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	74,340	73,879	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2017-1	2.620%	8/15/28	21,295	21,543	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2012-5	1.690%–2.140%	9/15/19	15,650	15,655	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,489	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-2	2.310%	2/15/21	4,473	4,496	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-4	1.400%	8/15/19	68,275	68,276	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2015-5	2.390%	8/15/22	23,545	23,791	0.0%
[4,7]	Ford Credit Floorplan
	Master Owner Trust
	A Series 2016-4	1.756%	7/15/20	48,100	48,254	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2015-1	1.650%–1.970%	5/15/20	68,210	68,222	0.1%
[4,5,7] GMF Floorplan Owner
	Revolving Trust 2016-1	2.076%–2.850%	5/17/21	61,589	61,981	0.1%
[4,5,7] Golden Credit Card
	Trust 2015-1A	1.666%	2/15/20	59,900	59,947	0.1%
[4,5]	Golden Credit Card
	Trust 2015-2A	2.020%	4/15/22	53,490	53,571	0.1%
[4,5]	Golden Credit Card
	Trust 2016-5A	1.600%	9/15/21	67,360	66,959	0.1%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	36,047	36,706	0.1%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	24,410	25,062	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust
	2012-ALOHA	3.551%	4/10/34	32,716	34,404	0.1%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.183%	12/10/43	3,530	3,884	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.632%	3/10/44	2,280	2,481	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,099	0.0%

21

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.702%	5/10/45	7,150	7,727	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.033%–4.066%	7/10/46	28,584	30,532	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	21,310	21,846	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	96,096	101,852	0.2%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	42,753	45,455	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	86,227	90,783	0.2%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	27,150	28,432	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%–3.396%	2/10/48	79,805	81,576	0.1%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,551	15,314	0.0%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	32,782	33,742	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	2,013	2,027	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2009-IWST	5.633%	12/5/27	6,185	6,583	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	1,352	1,407	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2010-C2	3.616%–5.533%	11/15/43	18,769	19,795	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2011-C3	4.388%–5.360%	2/15/46	44,801	47,113	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.407%	8/15/46	4,100	4,524	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	16,129	16,861	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	17,175	17,493	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	28,724	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-HSBC 3.093%		7/5/32	5,850	6,043	0.0%

22

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	40,130	40,726	0.1%
4 JP Morgan Chase
Commercial Mortgage
Securities Trust
2013-C13	3.994%–4.053%	1/15/46	24,500	25,572	0.0%
4 JP Morgan Chase
Commercial Mortgage
Securities Trust
2013-C16	3.674%–4.975%	12/15/46	71,330	76,264	0.1%
4 JP Morgan Chase “
Commercial Mortgage
Securities Trust
2013-LC11	1.855%–2.960%	4/15/46	14,923	15,152	0.0%
4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2016-JP4	3.648%	12/15/49	14,370	15,028	0.0%
4 JP Morgan Chase
Commercial Mortgage
Securities Trust 2017-JP6	3.490%	7/15/50	12,517	12,946	0.0%
4 JPMCC Commercial
Mortgage Securities
Trust 2017-JP5	3.723%	3/15/50	33,410	35,142	0.1%
4 JPMCC Commercial
Mortgage Securities
Trust 2017-JP7	3.454%	9/15/50	20,090	20,675	0.0%
4 Merrill Lynch Mortgage
Investors Trust MLMI
Series 2003-A2	2.948%	2/25/33	1,504	1,473	0.0%
4 Merrill Lynch Mortgage
Investors Trust MLMI
Series 2003-A4	3.554%	7/25/33	514	512	0.0%
4 Merrill Lynch Mortgage
Trust 2008-C1	5.690%	2/12/51	2,998	3,017	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C5	3.176%–3.792%	8/15/45	23,548	24,396	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	5,796	5,897	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C10	4.083%	7/15/46	31,865	34,037	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C11	3.085%–4.170%	8/15/46	60,643	64,890	0.1%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C12	3.824%–4.259%	10/15/46	11,910	12,647	0.0%
4 Morgan Stanley Bank of
America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	8,300	8,863	0.0%

23

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,489	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2013-C9	3.102%	5/15/46	27,425	28,116	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	36,555	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C15	3.773%–4.893%	4/15/47	67,415	71,620	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C16	3.892%–4.756%	6/15/47	83,605	88,333	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	41,622	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	13,400	14,228	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014-C19	3.526%	12/15/47	23,220	24,075	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C20	3.249%	2/15/48	45,626	46,447	0.1%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C23	3.451%–3.719%	7/15/50	16,058	16,793	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C24	3.479%	5/15/48	20,280	21,031	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	7,814	8,166	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C29	4.753%	5/15/49	2,210	2,320	0.0%
4	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	28,827	30,265	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	9,396	9,442	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	19,211	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,287	17,451	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	29,614	0.1%
[4,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	25,372	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	28,871	30,149	0.1%

24

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.590%	12/15/48	41,444	43,240	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	7,437	7,260	0.0%
4,5	MSBAM Commercial
	Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	37,985	38,061	0.1%
4	Royal Bank of Canada	1.875%–2.200%	9/23/19–2/5/21	16,598	16,577	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	210	210	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,238	0.0%
4	Santander Drive Auto
	Receivables Trust
	2015-4	1.580%–2.970%	9/16/19–3/15/21	49,668	50,011	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,572	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-2	2.080%–3.390%	2/16/21–4/15/22	15,715	15,822	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-3	1.890%–2.460%	6/15/21–3/15/22	53,910	54,011	0.1%
4,5,7	Trillium Credit Card
	Trust II 2016-1A	1.953%	5/26/21	125,220	125,726	0.2%
4,7	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2015-2	1.878%	1/20/22	17,030	17,143	0.0%
5	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				5,701,464	9.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $10,102,469)					10,212,376	16.5%
Corporate Bonds
Finance
	Banking
4	Bank of America Corp.	2.369%	7/21/21	170,765	171,074	0.3%
4	Bank of America Corp.	1.950%– 6.875%	1/11/18–4/24/23	385,229	390,236	0.6%
7,8	Bank of America NA	1.750%–2.835%	6/5/18–11/5/18	77,380	72,786	0.1%
5	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	1.700%–2.750%	3/5/18–9/14/20	184,634	185,669	0.3%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	59,627	60,524	0.1%
	Citibank NA	2.100%	6/12/20	64,165	64,368	0.1%
4,7,8	Citigroup Inc.	1.700%–4.600%	11/24/17–3/9/26	573,381	570,637	0.9%
7,8	Commonwealth Bank
	of Australia	2.480%	10/19/18	170,010	136,824	0.2%
5,7,8	Commonwealth Bank
	of Australia	1.750%–5.000%	9/18/17– 6/3/26	458,158	447,164	0.7%
	Deutsche Bank AG	2.700%	7/13/20	170,780	171,668	0.3%
	Goldman Sachs Group
	Inc.	2.300%	12/13/19	123,150	123,861	0.2%
[4,7,8,9] Goldman Sachs Group
	Inc.	1.250%– 6.150%	11/29/17–5/1/25	1,139,534	1,134,473	1.8%

25

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
5	HSBC Bank plc	1.500%	5/15/18	17,965	17,931	0.0%
4	HSBC Holdings plc	3.262%	3/13/23	188,695	192,999	0.3%
4	HSBC Holdings plc	2.650%– 6.000%	3/8/21–11/22/65	227,960	232,215	0.4%
	HSBC USA Inc.	1.625%–2.750%	1/16/18–8/7/20	221,864	223,835	0.3%
	JPMorgan Chase & Co.	2.750%	6/23/20	118,678	120,920	0.2%
[4,7,8] JPMorgan Chase & Co.		1.625%–4.250%	1/25/18–2/1/28	721,224	726,831	1.2%
	JPMorgan Chase Bank
	NA	6.000%	10/1/17	35,313	35,568	0.1%
	Mitsubishi UFJ Financial
	Group Inc.	2.665%	7/25/22	134,270	134,349	0.2%
	Mitsubishi UFJ Financial
	Group Inc.	2.950%	3/1/21	51,515	52,423	0.1%
5	Mitsubishi UFJ Trust &
	Banking Corp.	1.600%–2.650%	10/16/17–10/19/20	103,405	103,986	0.2%
7	Morgan Stanley	1.875%– 6.625%	12/28/17–5/8/24	677,896	684,595	1.1%
	MUFG Americas
	Holdings Corp.	1.625%–2.250%	2/9/18–2/10/20	43,700	43,813	0.1%
	MUFG Union Bank NA	2.250%–2.625%	9/26/18–5/6/19	64,060	64,543	0.1%
7,8	National Australia Bank Ltd.	2.555%	11/27/19	205,994	166,026	0.3%
	Royal Bank of Canada	2.125%	3/2/20	147,285	148,169	0.2%
7,8	Royal Bank of Canada	1.500%–2.455%	1/16/18–10/30/20	130,825	129,047	0.2%
	Santander Bank NA	8.750%	5/30/18	33,955	35,759	0.1%
5	Santander Holdings
	USA Inc.	2.700%–3.700%	5/24/19–3/28/22	92,565	93,786	0.1%
	Santander UK Group
	Holdings plc	2.875%–3.571%	8/5/21–1/10/23	31,090	31,667	0.1%
	Santander UK plc	1.650%–3.050%	9/29/17–9/10/19	197,066	198,939	0.3%
	Wachovia Corp.	5.750%	2/1/18	53,681	54,795	0.1%
[4,7,8] Wells Fargo & Co.		2.100%–4.250%	1/25/18–5/22/28	279,090	262,433	0.4%
	Wells Fargo Bank NA	1.750%– 6.000%	11/15/17–12/6/19	238,516	239,823	0.4%
5	Banking—Other †				6,212,565	10.0%
	Brokerage †				148,271	0.2%
5	Finance Companies †				268,850	0.4%
5	Insurance †				1,441,150	2.3%
	Other Finance †				39,300	0.1%
5	Real Estate Investment Trusts †				783,715	1.3%
					16,417,587	26.4%
Industrial
5	Basic Industry †				658,752	1.0%
5	Capital Goods †				1,484,682	2.4%
	Communication
	Verizon Communications Inc.	4.500%	9/15/20	196,589	210,162	0.3%
	Verizon Communications Inc.	2.946%	3/15/22	130,510	131,820	0.2%
5	Communication—Other †				1,625,832	2.6%
	Consumer Cyclical
	CVS Health Corp.	2.800%	7/20/20	119,047	121,572	0.2%
8	Ford Motor Credit
	Co. LLC	2.145%–5.875%	1/9/18–9/20/22	359,360	344,392	0.6%
	General Motors Co.	3.500%–4.875%	10/2/18–10/2/23	60,359	62,899	0.1%
	General Motors
	Financial Co. Inc.	2.400%– 6.750%	6/1/18–5/15/23	317,631	325,775	0.5%
5	Consumer
	Cyclical—Other †				1,186,533	1.9%

26

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Noncyclical
	Abbott Laboratories	2.350%	11/22/19	193,152	195,180	0.3%
	AbbVie Inc.	1.800%	5/14/18	126,410	126,587	0.2%
	Allergan Funding SCS	2.350%	3/12/18	239,151	240,270	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	332,420	338,074	0.6%
	Gilead Sciences Inc.	2.550%	9/1/20	176,941	180,494	0.3%
	Teva Pharmaceutical
	Finance Netherlands III BV	2.200%	7/21/21	151,689	149,403	0.2%
5	Consumer Noncyclical—Other †				2,982,242	4.8%
	Energy
	ConocoPhillips Co.	4.200%	3/15/21	117,822	125,630	0.2%
	Energy Transfer LP	2.500%– 6.700%	6/15/18–2/1/22	129,562	135,311	0.2%
	Regency Energy Partners
	LP / Regency Energy
	Finance Corp.	5.000%–5.875%	9/1/20–10/1/22	26,677	29,088	0.1%
5	Energy—Other †				2,054,016	3.3%
	Other Industrial
5	Hutchison Whampoa
	International 09 Ltd.	7.625%	4/9/19	118,427	129,079	0.2%
5	Other Industrial—Other †				50,365	0.1%
5	Technology †				2,035,810	3.3%
	Transportation
	Delta Air Lines Inc.	2.875%	3/13/20	135,201	137,175	0.2%
	Delta Air Lines Inc.	3.625%	3/15/22	122,419	126,106	0.2%
5	Transportation—Other †				727,120	1.2%
					15,914,369	25.6%
Utilities
	Electric
5	Enel Finance International NV	2.875%	5/25/22	137,455	138,640	0.2%
5	Electric—Other †				1,638,511	2.7%
5	Natural Gas †				64,921	0.1%
	Other Utility †				4,702	0.0%
					1,846,774	3.0%
Total Corporate Bonds (Cost $33,861,137)					34,178,730	55.0%
Sovereign Bonds
	Petroleos Mexicanos	5.500%	1/21/21	153,554	163,742	0.3%
5	Sovereign Bonds—Other †				3,423,381	5.5%
Total Sovereign Bonds (Cost $3,541,428)					3,587,123	5.8%
Taxable Municipal Bonds (Cost $127,862) †					129,018	0.2%
Tax-Exempt Municipal Bonds (Cost $10,000) †					10,000	0.0%

				Shares
Convertible Preferred Stocks (Cost $28,923) †					—	0.0%
Temporary Cash Investments
Money Market Fund
10	Vanguard Market Liquidity
	Fund	1.217%		3,552,991	355,370	0.6%

27

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Certificates of Deposit
	Royal Bank of Canada
	(New York Branch)	1.360%	10/5/17	120,275	120,291	0.2%
	Royal Bank of Canada
	(New York Branch)	1.290%	10/27/17	193,600	193,571	0.3%
	Wells Fargo Bank NA	1.320%	10/27/17	142,610	142,599	0.2%
	Bank of Tokyo-Mitsubishi
	UFJ Ltd. (New York Branch)	1.570%	10/27/17	144,565	144,637	0.2%
	Bank of Tokyo-Mitsubishi
	UFJ Ltd.
	(New York Branch)	1.520%–1.700%	8/9/17–1/26/18	213,105	213,221	0.4%
	Certificates of Deposit—Other †				77,966	0.1%
					892,285	1.4%

Commercial Paper
11	Commonwealth Bank of Australia	1.399%	9/1/17	68,360	68,287	0.1%
11	Energy Transfer LP	2.212%	9/26/17	480,000	478,474	0.8%
11	Ford Motor Credit Co.
	LLC	2.051%–2.061%	6/21/18–7/2/18	23,415	22,969	0.0%
5	Commercial Paper—Other †				686,979	1.1%
					1,256,709	2.0%
Total Temporary Cash Investments (Cost $2,503,848)					2,504,364	4.0%

				Notional
			Expiration	Amount
	Counterparty		Date	($000)
Credit Default Swaption Purchased (0.0%)
	Put Swaption on
	CDX-NA-IG-S28-V1
	5-Year Index, Strike: 60%
	(Cost $290)	GSCM	9/20/17	263,535	351	0.0%
Total Investments (Cost $61,674,824)					62,081,172	100.0%

			Expiration
			Date	Contracts
Liability for Options Written
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $126.00		8/25/17	430	(188)	0.0%
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $127.50		9/22/17	430	(67)	0.0%
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $124.00		8/25/17	430	(27)	0.0%
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $125.50		9/22/17	430	(309)	0.0%
Total Liability for Options Written (Premiums Received $691)					(591)	0.0%

28

Short-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	4,008
Receivables for Investment Securities Sold	332,363
Receivables for Accrued Income	384,180
Receivables for Capital Shares Issued	51,904
Other Assets	41,572
Total Other Assets	814,027	1.3%
Liabilities
Payables for Investment Securities Purchased	(559,357)
Payables for Capital Shares Redeemed	(61,629)
Payables for Distributions	(18,904)
Payables to Vanguard	(28,971)
Other Liabilities	(135,308)
Total Liabilities	(804,169)	(1.3%)
Net Assets	62,090,439	100%

At July 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		61,876,979
Overdistributed Net Investment Income		(101,814)
Accumulated Net Realized Losses		(5,139)
Unrealized Appreciation (Depreciation)
Investment Securities		406,287
Futures Contracts		15,224
Options		161
Swap Contracts		(28,105)
Forward Currency Contracts		(74,124)
Foreign Currencies		970
Net Assets		62,090,439

29

Short-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 903,053,829 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,666,731
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 3,826,168,753 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,957,184
Net Asset Value Per Share—Admiral Shares	$10.70

Institutional Shares—Net Assets
Applicable to 1,071,188,149 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,466,524
Net Asset Value Per Share—Institutional Shares	$10.70

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $73,339,000 have been segregated as collateral for open forward currency contracts and over-the-
counter swap contracts.
2 Securities with a value of $43,177,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $25,410,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $9,651,550,000, representing 15.5% of net assets.
6 Security made only partial principal and/or interest payments during the period ended July 31, 2017.
7 Adjustable-rate security.
8 Face amount of certain securities are denominated in Australian dollars.
9 Face amount of certain securities are denominated in euro.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2017, the aggregate value of these securities was $1,256,709,000, representing 2.0% of net assets.
GSCM—Goldman Sachs Bank USA.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	680,038
Total Income	680,038
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,851
Management and Administrative—Investor Shares	7,769
Management and Administrative—Admiral Shares	14,662
Management and Administrative—Institutional Shares	2,629
Marketing and Distribution—Investor Shares	743
Marketing and Distribution—Admiral Shares	1,742
Marketing and Distribution—Institutional Shares	262
Custodian Fees	425
Shareholders’ Reports—Investor Shares	413
Shareholders’ Reports—Admiral Shares	531
Shareholders’ Reports—Institutional Shares	11
Trustees’ Fees and Expenses	20
Total Expenses	33,058
Net Investment Income	646,980
Realized Net Gain (Loss)
Investment Securities Sold[1]	73,553
Futures Contracts	(34,925)
Options	9,545
Swap Contracts	(45,755)
Foreign Currencies and Forward Currency Contracts	(99,225)
Realized Net Gain (Loss)	(96,807)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	487,478
Futures Contracts	1,444
Options	(588)
Swap Contracts	(23,553)
Foreign Currencies and Forward Currency Contracts	(52,609)
Change in Unrealized Appreciation (Depreciation)	412,172
Net Increase (Decrease) in Net Assets Resulting from Operations	962,345
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,359,000 and $16,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	646,980	1,169,869
Realized Net Gain (Loss)	(96,807)	158,157
Change in Unrealized Appreciation (Depreciation)	412,172	68,721
Net Increase (Decrease) in Net Assets Resulting from Operations	962,345	1,396,747
Distributions
Net Investment Income
Investor Shares	(100,494)	(186,207)
Admiral Shares	(434,512)	(734,897)
Institutional Shares	(116,241)	(201,852)
Realized Capital Gain[1]
Investor Shares	(2,084)	(9,485)
Admiral Shares	(8,541)	(37,804)
Institutional Shares	(2,200)	(10,085)
Total Distributions	(664,072)	(1,180,330)
Capital Share Transactions
Investor Shares	60,944	(330,393)
Admiral Shares	2,195,409	4,573,769
Institutional Shares	1,465,263	709,337
Net Increase (Decrease) from Capital Share Transactions	3,721,616	4,952,713
Total Increase (Decrease)	4,019,889	5,169,130
Net Assets
Beginning of Period	58,070,550	52,901,420
End of Period[2]	62,090,439	58,070,550

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $12,825,000 and $57,374,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($101,814,000) and $14,477,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.110	.213	.204	.200	.194	.231
Net Realized and Unrealized Gain (Loss)
on Investments	.053	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.163	.266	.081	.216	.155	.370
Distributions
Dividends from Net Investment Income	(.111)	(. 205)	(. 209)	(. 200)	(.194)	(. 234)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(.113)	(. 216)	(. 211)	(. 226)	(. 235)	(. 280)
Net Asset Value, End of Period	$10.70	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return[1]	1.54%	2.52%	0.77%	2.03%	1.46%	3.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,667	$9,558	$9,840	$10,943	$11,752	$12,166
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.00%	1.91%	1.86%	1.81%	2.13%
Portfolio Turnover Rate	87%	68%	75%	79%	122%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.115	.224	.215	.211	.205	.242
Net Realized and Unrealized Gain (Loss)
on Investments	.053	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.168	.277	.092	.227	.166	.381
Distributions
Dividends from Net Investment Income	(.116)	(. 216)	(. 220)	(. 211)	(. 205)	(. 245)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(.118)	(. 227)	(. 222)	(. 237)	(. 246)	(. 291)
Net Asset Value, End of Period	$10.70	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return[1]	1.59%	2.62%	0.87%	2.13%	1.56%	3.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,957	$38,564	$33,857	$33,772	$29,632	$25,845
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.10%	2.01%	1.96%	1.91%	2.23%
Portfolio Turnover Rate	87%	68%	75%	79%	122%	80%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82	$10.73
Investment Operations
Net Investment Income	.117	.227	.218	.214	.208	.245
Net Realized and Unrealized Gain (Loss)
on Investments	.053	.053	(.123)	.016	(. 039)	.139
Total from Investment Operations	.170	.280	.095	.230	.169	.384
Distributions
Dividends from Net Investment Income	(.118)	(. 219)	(. 223)	(. 214)	(. 208)	(. 248)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)	(. 046)
Total Distributions	(.120)	(. 230)	(. 225)	(. 240)	(. 249)	(. 294)
Net Asset Value, End of Period	$10.70	$10.65	$10.60	$10.73	$10.74	$10.82

Total Return	1.61%	2.65%	0.90%	2.16%	1.59%	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,467	$9,949	$9,205	$8,337	$6,802	$4,672
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.13%	2.04%	1.99%	1.94%	2.26%
Portfolio Turnover Rate	87%	68%	75%	79%	122%	80%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

36

Short-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts each represented 11% of net assets based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

37

Short-Term Investment-Grade Fund

During the six months ended July 31, 2017, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract. The fund had no open cross-currency swaps at July 31, 2017.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be

38

Short-Term Investment-Grade Fund

significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

39

Short-Term Investment-Grade Fund

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

40

Short-Term Investment-Grade Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $4,008,000, representing 0.01% of the fund’s net assets and 1.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

41

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,459,210	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	10,196,916	15,460
Corporate Bonds	—	34,136,126	42,604
Sovereign Bonds	—	3,587,123	—
Taxable Municipal Bonds	—	129,018	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	355,370	2,148,994	—
Options Purchased	—	351	—
Liability for Options Written	(591)	—	—
Futures Contracts—Assets[1]	3,139	—	—
Futures Contracts—Liabilities[1]	(1,277)	—	—
Forward Currency Contracts—Assets	—	2,903	—
Forward Currency Contracts—Liabilities	—	(77,027)	—
Swap Contracts—Assets	287[1]	3,685	—
Swap Contracts—Liabilities	(26)[1]	(25,216)	—
Total	356,902	61,572,083	58,064
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	351	351
Other Assets	3,246	2,903	3,865	10,014
Liability for Options Written	(591)	—	—	(591)
Other Liabilities	(1,303)	(77,027)	(25,216)	(103,546)

42

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(34,925)	—	—	(34,925)
Options	8,919	—	626	9,545
Swap Contracts	(9,977)	170	(35,948)	(45,755)
Forward Currency Contracts	—	(134,363)	—	(134,363)
Realized Net Gain (Loss) on Derivatives	(35,983)	(134,193)	(35,322)	(205,498)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,444	—	—	1,444
Options	(649)	—	61	(588)
Swap Contracts	(96)	(13,318)	(10,139)	(23,553)
Forward Currency Contracts	—	(53,492)	—	(53,492)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	699	(66,810)	(10,078)	(76,189)

At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	51,910	6,133,085	(2,262)
2-Year U.S. Treasury Note	September 2017	16,144	3,492,654	2,015
Ultra 10-Year U.S. Treasury Note	September 2017	(20,581)	(2,779,400)	3,987
10-Year U.S. Treasury Note	September 2017	(11,580)	(1,457,813)	2,012
AUD 3-Year Treasury Bond	September 2017	(5,274)	(471,478)	2,314
Ultra Long U.S. Treasury Bond	September 2017	(2,473)	(406,809)	1,493
Euro-Bund	September 2017	(1,539)	(295,054)	2,235
Euro-Bobl	September 2017	(789)	(123,348)	821
Long Gilt	September 2017	(606)	(100,760)	1,415
30-Year U.S. Treasury Bond	September 2017	(383)	(58,587)	(217)
Euro-Buxl	September 2017	(256)	(49,131)	1,301
AUD 10-Year Treasury Bond	September 2017	(60)	(6,190)	107
Euro-Schatz	September 2017	(34)	(4,511)	3
				15,224

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury
Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain
(loss) for tax purposes.

43

Short-Term Investment-Grade Fund

At July 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	8/15/17	EUR	46,000	USD	53,067	1,436
BNP Paribas	8/15/17	GBP	29,500	USD	38,537	407
Goldman Sachs Bank AG	8/15/17	GBP	12,500	USD	16,249	252
Citibank, N.A.	8/15/17	GBP	12,000	USD	15,683	159
Goldman Sachs Bank AG	8/15/17	AUD	16,400	USD	12,831	287
BNP Paribas	8/15/17	AUD	14,000	USD	11,199	(2)
JPMorgan Chase Bank N.A.	8/15/17	AUD	14,000	USD	11,094	104
Citibank, N.A.	8/15/17	AUD	13,000	USD	10,286	112
BNP Paribas	8/15/17	AUD	9,000	USD	7,197	2
Goldman Sachs Bank AG	8/15/17	EUR	5,300	USD	6,174	105
Toronto Dominion Securities	8/15/17	AUD	5,000	USD	3,960	39
Citibank, N.A.	8/15/17	USD	1,458,354	AUD	1,886,500	(50,544)
Bank of America N.A.	8/15/17	USD	537,064	EUR	470,000	(19,815)
Barclays Capital	8/15/17	USD	244,617	GBP	189,000	(4,888)
JPMorgan Chase Bank, N.A.	8/15/17	USD	26,124	AUD	33,000	(271)
BNP Paribas	8/15/17	USD	20,068	EUR	17,500	(667)
Barclays Capital	8/15/17	USD	17,391	EUR	15,000	(382)
Citibank, N.A.	8/15/17	USD	15,722	GBP	12,000	(119)
JPMorgan Chase Bank, N.A.	8/15/17	USD	11,641	EUR	10,000	(207)
Goldman Sachs Bank AG	8/15/17	USD	3,422	EUR	3,000	(132)
						(74,124)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

44

Short-Term Investment-Grade Fund

At July 31, 2017, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Periodic
				Premium	Unrealized
				Received	Appreciation
	Termination	Clearing-	Notional Amount	(Paid)	(Depreciation)
Reference Entity	Date	house	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S28-V1	6/20/22	ICE	USD 32,877	5.000	241
Credit Protection Purchased
iTraxx Europe Crossover
Index-S27-V1	6/20/22	ICE	EUR 51,000	(5.000)	(1,362)
iTraxx Europe Subordinated
Financials-S27-V1	6/20/22	ICE	EUR 33,440	(1.000)	(2,873)
iTraxx Europe-S27-V1	6/20/22	ICE	EUR 183,065	(1.000)	(3,067)
					(7,302)
EUR—euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection
Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	10,030	(37)	1.000	180
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	6,675	(39)	1.000	105
Berkshire Hathaway Inc./Aa2 12/20/21		GSI	14,650	(103)	1.000	222
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	32,955	(544)	1.000	190
Federation of Malaysia/A3	6/20/22	BARC	17,488	152	1.000	295
Federation of Malaysia/A3	6/20/22	GSI	6,210	14	1.000	64
General Electric Capital
Corp./A1	12/20/19	DBAG	29,290	(293)	1.000	148
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	9,750	4	1.000	62
International Lease Finance
Corp. /Baa3	6/20/22	BARC	22,445	(10)	1.000	39
Kohls Corp./Baa2	6/20/21	GSI	6,570	165	1.000	36
Kohls Corp./Baa2	6/20/21	GSI	3,285	80	1.000	16
Kohls Corp./Baa2	6/20/21	GSI	3,285	82	1.000	18

45

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Metlife Inc./A3	12/20/20	GSCM	14,025	—	1.000	271
Metlife Inc./A3	12/20/21	BARC	6,575	(11)	1.000	116
People’s Republic of China/A1	6/20/22	BARC	55,002	(444)	1.000	446
People’s Republic of China/A1	6/20/22	BNPSW	26,335	(221)	1.000	205
People’s Republic of China/A1	6/20/22	GSI	3,200	(19)	1.000	33
Republic of Chile/Aa3	6/20/22	BNPSW	52,630	(623)	1.000	175
Republic of Chile/Aa3	6/20/22	BARC	15,410	(127)	1.000	106
Republic of Chile/Aa3	6/20/22	CITNA	9,760	(76)	1.000	72
Republic of Indonesia/Baa3	6/20/22	BNPSW	18,075	241	1.000	130
Republic of Philippines/Baa2	6/20/22	BARC	18,560	(126)	1.000	119
Simon Property Group/A2	6/20/22	JPMC	10,060	2	1.000	88
Simon Property Group/A2	6/20/22	JPMC	6,705	11	1.000	68
						3,204

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	306	(1.000)	(134)
Aetna Inc.	6/20/20	GSCM	19,530	441	(1.000)	(77)
Altria Group Inc.	12/20/21	GSI	73,260	1,912	(1.000)	(332)
Altria Group Inc.	12/20/21	GSI	14,650	382	(1.000)	(67)
Altria Group Inc.	12/20/21	GSI	9,770	255	(1.000)	(45)
American International
Group Inc.	6/20/20	BOANA	11,720	125	(1.000)	(140)
American International
Group Inc.	6/20/20	BOANA	11,720	125	(1.000)	(140)
American International
Group Inc.	12/20/20	GSCM	14,025	213	(1.000)	(127)
American International
Group Inc.	12/20/20	GSCM	6,990	(73)	(1.000)	(242)
Autozone Inc.	12/20/20	GSCM	9,760	233	(1.000)	32
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,415	(137)	(1.000)	(660)
Bank of America Corp.	3/20/20	GSCM	21,610	180	(1.000)	(244)
Bank of China Ltd.	12/20/21	BNPSW	13,100	(40)	(1.000)	(234)
Bank of China Ltd.	6/20/22	BNPSW	26,335	5	(1.000)	(298)
Barclays Bank plc	6/20/22	CSFBI	33,540[1]	722	(1.000)	(413)
Barclays Bank plc	6/20/22	BOANA	33,535[1]	712	(1.000)	(423)

46

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Barclays Bank plc	6/20/22	JPMC	16,780[1]	(251)	(1.000)	(509)
Barclays Bank plc	6/20/22	JPMC	16,770[1]	(261)	(1.000)	(519)
CMBX-NA-AAA-9	9/17/58	GSI	38,310	(1,436)	(0.500)	(1,079)
CMBX-NA-AAA-9	9/17/58	DBAG	19,500	(1,115)	(0.500)	(933)
CMBX-NA-AAA-9	9/17/58	CSFBI	19,480	(683)	0.500)	(501)
CMBX-NA-AAA-9	9/17/58	GSI	19,480	(683)	(0.500)	(501)
CMBX-NA-AAA-9	9/17/58	GSI	19,415	(1,128)	(0.500)	(947)
CMBX-NA-AAA-9	9/17/58	MSCS	19,330	(1,030)	(0.500)	(849)
CMBX-NA-AAA-9	9/17/58	JPM	19,300	(966)	(0.500)	(786)
CMBX-NA-AAA-9	9/17/58	MSCS	19,280	(807)	(0.500)	(627)
CMBX-NA-AAA-9	9/17/58	JPM	19,150	(698)	(0.500)	(519)
CMBX-NA-AAA-9	9/17/58	DBAG	18,120	(696)	(0.500)	(527)
CMBX-NA-AAA-9	9/17/58	GSI	3,910	(160)	(0.500)	(124)
Commerzbank AG	6/20/21	BOANA	24,410	(222)	(1.000)	(672)
CVS Health Corp.	12/20/20	BOANA	9,760	230	(1.000)	(19)
CVS Health Corp.	12/20/20	BOANA	9,760	227	(1.000)	(22)
CVS Health Corp.	12/20/20	BOANA	4,880	86	(1.000)	(38)
CVS Health Corp.	12/20/20	BOANA	4,880	15	(1.000)	(9)
CVS Health Corp.	12/20/21	JPMC	29,300	738	(1.000)	(50)
CVS Health Corp.	12/20/21	BARC	19,535	565	(1.000)	40
CVS Health Corp.	12/20/21	BARC	6,620	186	(1.000)	8
Daimler AG	6/20/22	JPMC	16,520[1]	437	(1.000)	(4)
Daimler AG	6/20/22	JPMC	16,520[1]	440	(1.000)	(1)
EI du Pont de Nemours & Co.	12/20/20	JPMC	25,215	411	(1.000)	(325)
Enel Investment Holding BV	6/20/22	BNPSW	33,535[1]	659	(1.000)	(168)
Engie SA	12/20/21	BNPSW	16,540[1]	254	(1.000)	(328)
Engie SA	6/20/22	JPMC	16,545[1]	374	(1.000)	(211)
Federal Express Corp.	12/20/18	GSCM	21,640	93	(1.000)	(197)
Federative Republic of Brazil	6/20/22	DBAG	33,535	(1,951)	(1.000)	(363)
Federative Republic of Brazil	6/20/22	BARC	26,387	1,503)	(1.000)	(254)
Federative Republic of Brazil	6/20/22	BOANA	18,330	(1,047)	(1.000)	(179)
Federative Republic of Brazil	6/20/22	BNPSW	14,650	(891)	(1.000)	(197)
Federative Republic of Brazil	12/20/25	BOANA	23,222	(5,564)	(1.000)	(2,606)
Federative Republic of Brazil	12/20/25	GSCM	10,925	(2,442)	(1.000)	(1,050)
Lincoln National Corp.	6/20/21	BARC	3,340	(71)	(1.000)	(145)

47

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Lincoln National Corp.	6/20/21	BARC	3,335	71	(1.000)	(3)
Lincoln National Corp.	12/20/21	BARC	6,575	(14)	(1.000)	(149)
McDonald’s Corp.	6/20/22	GSI	26,675	828	(1.000)	(163)
McKesson Corp.	3/20/19	JPMC	18,210	204	(1.000)	(77)
McKesson Corp.	3/20/19	JPMC	18,210	209	(1.000)	(72)
Metro AG	6/20/17	BARC	16,520[1]	(47)	(1.000)	(52)
Metro AG	6/20/17	BARC	9,900[1]	(28)	(1.000)	(30)
Metro AG	6/20/22	BARC	23,090[1]	(67)	(1.000)	(73)
Metro AG	6/20/22	BARC	16,520[1]	(37)	(1.000)	(41)
Metro AG	6/20/22	BARC	6,590[1]	7	(1.000)	5
Metro AG	6/20/22	BARC	6,590[1]	(15)	(1.000)	(17)
Metro AG	6/20/22	BARC	6,590[1]	(33)	(1.000)	(35)
PPG Industries Inc.	3/20/18	GSCM	9,760	33	(1.000)	(22)
Qantas Airways Ltd.	12/20/21	DBAG	6,650	(170)	(1.000)	(200)
Raytheon Co.	12/20/21	GSI	24,420	780	(1.000)	(148)
Raytheon Co.	12/20/21	GSI	24,415	773	(1.000)	(154)
Republic of Argentina	6/20/22	MSCS	8,000	612	(5.000)	98
Republic of Argentina	6/20/22	JPMC	8,000	605	(5.000)	90
Republic of Argentina	6/20/22	BOANA	7,930	614	(5.000)	104
Republic of Austria	9/20/17	BNPSW	3,800	(31)	(1.000)	(36)
Republic of Indonesia	6/20/22	JPMC	7,850	(74)	(1.000)	(37)
Republic of Korea	9/20/18	JPMC	7,800	16	(1.000)	(54)
Republic of Korea	6/20/22	BNPSW	20,410	499	(1.000)	89
Republic of Korea	6/20/22	GSI	2,440	64	(1.000)	15
Republic of South Africa	12/20/20	JPMC	18,950	(1,018)	(1.000)	(893)
Republic of Turkey	6/20/18	BNPSW	23,410	100	(1.000)	(39)
Republic of Turkey	3/20/19	BNPSW	19,520	3	(1.000)	(137)
Republic of Turkey	3/20/19	BNPSW	19,515	2	(1.000)	(138)
Republic of Turkey	12/20/19	GSCM	34,740	(429)	(1.000)	(563)
Republic of Turkey	12/20/19	GSCM	34,100	(421)	(1.000)	(553)
Republic of Turkey	6/20/20	BNPSW	48,800	(326)	(1.000)	(279)
Republic of Turkey	6/20/20	BNPSW	24,385	(226)	(1.000)	(202)
Republic of Turkey	6/20/20	BNPSW	19,510	(76)	(1.000)	(57)
Republic of Turkey	6/20/20	GSCM	19,500	(98)	(1.000)	(79)
Republic of Turkey	6/20/22	BNPSW	29,265	(1,071)	(1.000)	(22)

48

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Turkey	6/20/22	BNPSW	19,510	(777)	(1.000)	(77)
Republic of Turkey	6/20/22	GSCM	14,630	(539)	(1.000)	(14)
Royal Bank of Scotland plc	12/20/20	BNPSW	18,060	103	(1.000)	(295)
Societe General SA	12/20/21	JPMC	9,765	52	(1.000)	(239)
Standard Chartered Bank	12/20/21	JPMC	16,475	(33)	(1.000)	(498)
State of Qatar	6/20/22	CITNA	3,450	(39)	(1.000)	(53)
State of Qatar	6/20/22	BOANA	1,500	(18)	(1.000)	(24)
UniCredit SpA	6/20/22	JPMC	13,390	(966)	(1.000)	(246)
United Mexican States	12/20/18	DBAG	4,900	(9)	(1.000)	(58)
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	297	(1.000)	(152)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	424	(1.000)	(109)
Wells Fargo & Co.	9/20/20	BOANA	25,940	332	(1.000)	(291)
						(24,735)
						(21,531)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/20/18	9/20/17[1]	CME	493,514	1.500	(0.000)[2]	(9)
9/20/19	9/20/17[1]	CME	404,844	(1.750)	0.000[2]	15
9/20/20	9/20/17[1]	CME	27,344	1.750	(0.000)[2]	(9)

49

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/20/21	9/20/17[1]	CME	53,297	(2.000)	0.000[2]	40
11/30/21	10/4/17[1]	LCH	342,500	(1.866)	0.000[2]	(73)
9/20/22	9/20/17[1]	CME	31,470	(2.000)	0.000[2]	52
9/20/24	9/20/17[1]	CME	110,433	(2.250)	0.000[2]	471
						487

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2017, counterparties had deposited in segregated accounts securities and cash with a value of $5,616,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $100,239,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

At July 31, 2017, the cost of investment securities for tax purposes was $61,677,976,000. Net unrealized appreciation of investment securities for tax purposes was $402,845,000, consisting of unrealized gains of $597,897,000 on securities that had risen in value since their purchase and $195,052,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2017, the fund purchased $14,489,764,000 of investment securities and sold $13,632,321,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,410,324,000 and $10,687,694,000, respectively.

50

Short-Term Investment-Grade Fund

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

	Options on
	Futures Contracts		Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2017	4,549	1,453	—	—
Options Written	67,028	19,111	1,278,005	1,686
Options Expired	(12,984)	(1,819)	(590,075)	(743)
Options Closed	(56,873)	(18,054)	(687,930)	(943)
Options Exercised	—	—	—	—
Balance at July 31, 2017	1,720	691	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,222,399	114,568	2,327,470	217,570
Issued in Lieu of Cash Distributions	93,564	8,761	177,491	16,580
Redeemed	(1,255,019)	(117,596)	(2,835,354)	(264,975)
Net Increase (Decrease)—Investor Shares	60,944	5,733	(330,393)	(30,825)
Admiral Shares
Issued	6,589,901	617,618	13,190,965	1,232,695
Issued in Lieu of Cash Distributions	353,682	33,117	612,534	57,219
Redeemed	(4,748,174)	(444,950)	(9,229,730)	(863,111)
Net Increase (Decrease)—Admiral Shares	2,195,409	205,785	4,573,769	426,803
Institutional Shares
Issued	3,128,339	292,964	3,243,350	303,006
Issued in Lieu of Cash Distributions	104,786	9,812	183,219	17,115
Redeemed	(1,767,862)	(165,571)	(2,717,232)	(254,402)
Net Increase (Decrease)—Institutional Shares	1,465,263	137,205	709,337	65,719

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

51

Intermediate-Term Investment-Grade Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.60%	2.70%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Credit	Aggregate
	Fund	Index	Bond Index

Number of Bonds	2,051	1,859	9,355

Yield to Maturity
(before expenses)	2.8%	3.1%	2.5%

Average Coupon	3.4%	3.7%	3.1%

Average Duration	5.5 years	6.5 years	6.0 years

Average Effective
Maturity	6.2 years	7.4 years	8.2 years

Short-Term
Reserves	1.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	7.4%
Commercial Mortgage-Backed	6.4
Finance	31.8
Foreign	7.2
Industrial	34.9
Treasury/Agency	8.6
Utilities	3.5
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.93
Beta	0.82	1.08
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.0%
1 - 3 Years	9.9
3 - 5 Years	22.4
5 - 7 Years	29.9
7 - 10 Years	29.7
10 - 20 Years	3.0
20 - 30 Years	0.8
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	8.1%
Aaa	13.2
Aa	11.8
A	40.9
Baa	22.5
Ba	1.5
B	0.2
Not Rated	1.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

52

Intermediate-Term Investment-Grade Fund

Investment Focus

53

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				5–10 Year
				Credit
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.41%	2.80%	8.21%	6.87%
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39
2017	2.82	0.34	3.16	4.80
2018	1.44	1.86	3.30	4.21
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	0.70%	3.12%	4.06%	1.43%	5.49%
Admiral Shares	2/12/2001	0.80	3.22	4.17	1.43	5.60

See Financial Highlights for dividend and capital gains information.

54

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury
	Inflation Indexed Bonds	0.375%	1/15/27	554,961	555,315	2.0%
	United States Treasury
	Inflation Indexed Bonds	0.875%–1.000%	2/15/46–2/15/47	54,160	54,181	0.2%
1	United States Treasury
	Note/Bond	1.750%	5/15/23	300,000	296,484	1.1%
1	United States Treasury
	Note/Bond	1.500%	2/28/23	300,000	293,016	1.0%
1	United States Treasury
	Note/Bond	1.500%	3/31/23	300,000	292,875	1.0%
2	United States Treasury
	Note/Bond	1.625%	2/15/26	161,000	153,402	0.5%
3	United States Treasury
	Note/Bond	1.750%	1/31/23	150,000	148,593	0.5%
	United States Treasury
	Note/Bond	1.625%	5/31/23	150,000	147,188	0.5%
3	United States Treasury
	Note/Bond	1.625%	4/30/23	144,000	141,391	0.5%
1	United States Treasury
	Note/Bond	2.250%	11/15/25	100,000	100,266	0.4%
	United States Treasury
	Note/Bond	0.875%–1.750%	5/15/19–8/15/26	231,115	226,585	0.8%
					2,409,296	8.5%
Nonconventional Mortgage-Backed Securities †					10,670	0.1%
Total U.S. Government and Agency Obligations (Cost $2,465,549)					2,419,966	8.6%

55

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2013-AA	1.830%–2.930%	3/15/19–8/17/20	2,812	2,818	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,156	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	290	293	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2015-BA	2.260%–4.170%	10/15/20–1/16/23	19,000	19,257	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-AA	2.880%–4.220%	2/15/22–2/15/23	10,900	11,111	0.1%
[4,5]	Chrysler Capital Auto
	Receivables Trust
	2016-BA	1.640%–1.870%	7/15/21–2/15/22	10,060	9,999	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	4,156	4,195	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	7,864	7,930	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	11,534	11,643	0.1%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	2.590%–4.590%	12/16/19–1/17/23	19,051	19,443	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	3,780	3,835	0.0%
[4,5]	Drive Auto Receivables
	Trust 2016-BA	1.670%–4.530%	7/15/19–8/15/23	25,000	25,386	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	32,160	32,388	0.1%
4	Drive Auto Receivables
	Trust 2017-1	1.860%	3/16/20	11,210	11,215	0.1%
4	Ford Credit Auto Lease
	Trust 2015-B	1.920%	3/15/19	5,560	5,571	0.0%
4	Ford Credit Auto Lease
	Trust 2016-A	1.850%	7/15/19	17,030	17,067	0.1%
4	Ford Credit Auto Owner
	Trust 2013-D	1.720%	7/15/19	2,890	2,892	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	20,358	20,518	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	12,460	12,588	0.1%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	6,755	6,776	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	26,000	26,338	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	2,430	2,414	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	13,820	13,907	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	20,230	20,105	0.1%

56

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	Ford Credit Auto Owner
	Trust 2017-1	2.620%	8/15/28	24,010	24,290	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series
	2012-5	1.690%–2.140%	9/15/19	3,500	3,501	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series
	2013-4	2.100%–2.790%	6/15/20	1,680	1,683	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	900	905	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-4	1.400%	8/15/19	14,795	14,795	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2015-5	2.390%	8/15/22	8,480	8,569	0.0%
[4,6]	Ford Credit Floorplan
	Master Owner Trust
	A Series 2016-1	2.126%	2/15/21	9,790	9,873	0.0%
[4,6]	Ford Credit Floorplan
	Master Owner Trust
	A Series 2016-4	1.756%	7/15/20	14,110	14,155	0.1%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2017-1	2.070%	5/15/22	56,020	56,108	0.2%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,764	0.0%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	4,788	4,915	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust
	2012-ALOHA	3.551%	4/10/34	5,430	5,710	0.0%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.183%	12/10/43	1,370	1,507	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.632%	3/10/44	2,650	2,884	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,126	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.702%	5/10/45	2,140	2,313	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.033%–4.066%	7/10/46	1,395	1,424	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,678	5,821	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	7,128	7,482	0.0%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	11,208	11,913	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	27,220	28,686	0.1%

57

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	10,930	11,446	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%	2/10/48	9,200	9,362	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,490	15,250	0.1%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	9,710	10,000	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2007-C1	5.716%	2/15/51	10,386	10,460	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	5,897	6,137	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2010-C2	3.616%–5.533%	11/15/43	7,090	7,477	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2011-C3	4.388%–5.360%	2/15/46	16,167	16,987	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.407%	8/15/46	4,000	4,414	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	3,925	4,103	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	27,578	28,245	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,436	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	6,113	6,315	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-LC9	2.840%	12/15/47	4,670	4,739	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2013-C13	3.994%–4.053%	1/15/46	2,873	2,900	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2013-C16	3.674%–4.975%	12/15/46	34,431	37,062	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	6,399	6,499	0.0%

58

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	9,670	10,113	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	4,100	4,240	0.0%
4	JPMCC Commercial
	Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	11,590	12,191	0.1%
4	JPMCC Commercial
	Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	8,770	9,025	0.0%
4	Morgan Stanley Capital
	I Trust 2007-IQ16	5.688%	12/12/49	835	839	0.0%
4	Morgan Stanley Capital
	I Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,873	0.0%
[4,5]	Morgan Stanley Capital
	I Trust 2012-STAR	3.201%	8/5/34	6,407	6,468	0.0%
[4,5]	Morgan Stanley Capital
	I Trust 2014-150E	3.912%	9/9/32	6,370	6,748	0.0%
[4,5]	Morgan Stanley Capital
	I Trust 2014-CPT	3.350%	7/13/29	2,795	2,902	0.0%
[4,5]	Morgan Stanley Capital
	I Trust 2015-420	3.727%	10/11/50	4,430	4,626	0.0%
4	Morgan Stanley Capital
	I Trust 2015-UBS8	3.809%–4.590%	12/15/48	13,274	13,868	0.1%
4	Morgan Stanley Capital
	I Trust 2016-UB11	2.782%	8/15/49	21,780	21,262	0.1%
4	Morgan Stanley Capital
	I Trust 2016-UBS9	3.594%	3/15/49	4,770	4,954	0.0%
4	Santander Drive Auto
	Receivables Trust 2013-2	1.950%	3/15/19	48	48	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,247	0.0%
4	Santander Drive Auto
	Receivables Trust
	2015-4	1.580%–2.970%	9/16/19–3/15/21	19,385	19,517	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,662	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-2	2.080%–3.390%	2/16/21–4/15/22	5,500	5,537	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-3	1.890%–2.460%	6/15/21–3/15/22	17,390	17,416	0.1%
[4,6]	Wells Fargo Dealer
	Floorplan Master
	Note Trust Series 2015-2	1.878%	1/20/22	19,025	19,152	0.1%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				2,980,195	10.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $3,828,975)					3,846,984	13.6%

59

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
5	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.300%–2.750%	3/5/20–9/14/20	42,541	42,903	0.2%
	Cooperatieve
	Rabobank UA	4.625%	12/1/23	80,134	86,901	0.3%
	Cooperatieve
	Rabobank UA	4.375%	8/4/25	52,275	55,112	0.2%
	Credit Suisse AG	3.625%	9/9/24	69,650	72,193	0.3%
	Goldman Sachs Group Inc.	3.750%	5/22/25	91,557	94,176	0.3%
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	59,034	0.2%
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	58,410	0.2%
[4,6,7,8] Goldman Sachs Group
	Inc.	1.250%–4.000%	9/15/20– 6/5/28	263,818	268,692	1.0%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,295	0.1%
4	HSBC Holdings plc	4.041%	3/13/28	106,664	111,838	0.4%
4	HSBC Holdings plc	3.262%	3/13/23	69,815	71,407	0.3%
4	HSBC Holdings plc	2.650%– 6.000%	3/8/21–11/22/65	190,150	197,165	0.7%
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	62,138	0.2%
	JPMorgan Chase & Co.	2.972%	1/15/23	54,172	54,968	0.2%
4,6,7	JPMorgan Chase &
	Co.	2.295%–4.500%	12/9/19–7/24/38	311,840	316,768	1.1%
	Mitsubishi UFJ
	Financial Group Inc.	2.950%	3/1/21	103,235	105,055	0.4%
	Mitsubishi UFJ
	Financial Group Inc.	2.190%–3.850%	9/13/21–7/25/27	169,280	170,994	0.6%
5	Mitsubishi UFJ
	Trust & Banking
	Corp.	2.450%–2.650%10/16/19–10/19/20		49,055	49,473	0.2%
4,6	Morgan Stanley	2.373%–7.300%	5/13/19–7/22/38	424,434	439,937	1.6%
	MUFG Americas
	Holdings Corp.	2.250%–3.500%	2/10/20–2/10/25	37,291	37,882	0.1%
	PNC Bank NA	3.250%	6/1/25	61,302	62,529	0.2%
	PNC Bank NA	2.150%– 6.875%	4/1/18–2/23/25	165,240	168,110	0.6%
	PNC Financial Services
	Group Inc.	2.854%–3.900%	11/9/22–4/29/24	19,018	19,532	0.1%
	PNC Funding Corp.	4.375%– 6.700%	6/10/19–8/11/20	56,243	60,441	0.2%
	Santander Bank NA	8.750%	5/30/18	5,000	5,266	0.0%
5	Santander Holdings
	USA Inc.	3.700%–4.400%	3/28/22–7/13/27	34,590	35,180	0.1%
	Santander UK Group
	Holdings plc	3.571%	1/10/23	5,710	5,854	0.0%
	Santander UK plc	2.350%–4.000%	3/14/19–3/13/24	38,958	39,637	0.1%
	Wells Fargo & Co.	3.300%	9/9/24	57,524	58,623	0.2%
	Wells Fargo & Co.	2.625%	7/22/22	55,335	55,322	0.2%
4,6,7	Wells Fargo & Co.	2.100%–4.600%	7/22/20–5/22/28	319,823	312,119	1.1%
	Wells Fargo Bank NA	2.150%	12/6/19	31,575	31,769	0.1%
4	Westpac Banking Corp.	4.322%	11/23/31	56,619	58,207	0.2%
5	Banking—Other †				2,700,678	9.5%
5	Brokerage †				322,757	1.1%
	Finance Companies
	HSBC Finance Corp.	6.676%	1/15/21	63,939	72,479	0.3%
	Finance Companies—Other †				91,804	0.3%
	Insurance

60

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Berkshire Hathaway
Finance Corp.	4.250%	1/15/21	2,000	2,157	0.0%
Berkshire Hathaway Inc.	2.750%	3/15/23	99,963	101,725	0.3%
Berkshire Hathaway Inc.	3.125%	3/15/26	48,768	49,752	0.2%
5 Insurance—Other †				1,298,015	4.6%
Other Finance †				25,410	0.1%
5 Real Estate Investment Trusts †				891,334	3.2%
				8,850,041	31.3%
Industrial
5 Basic Industry †				290,403	1.0%
Capital Goods
Precision Castparts Corp.	2.500%	1/15/23	58,482	58,779	0.2%
Precision Castparts Corp.	3.250%	6/15/25	32,595	33,306	0.1%
5 Capital Goods—Other †				734,697	2.6%
Communication
America Movil SAB de CV	3.125%	7/16/22	54,350	55,840	0.2%
AT&T Inc.	3.900%	8/14/27	131,320	131,656	0.5%
Comcast Cable
Communications
Holdings Inc.	9.455%	11/15/22	9,966	13,352	0.0%
Comcast Corp.	3.375%	8/15/25	61,176	63,161	0.2%
Comcast Corp.	2.350%–3.600%	7/15/22–2/1/27	126,451	128,754	0.5%
NBCUniversal Media LLC	2.875%	1/15/23	66,207	67,702	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	12,110	13,093	0.0%
5 Communication—Other †				671,384	2.4%
Consumer Cyclical
Ford Motor Co.	4.346%– 6.625%	12/8/26–10/1/28	8,791	9,916	0.0%
7 Ford Motor Credit Co.
LLC	3.200%–5.875%	12/10/18–1/8/26	97,698	97,586	0.4%
Visa Inc.	3.150%	12/14/25	110,173	112,872	0.4%
Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	78,308	0.3%
5 Consumer Cyclical—Other †				910,072	3.2%
Consumer Noncyclical
Anheuser-Busch Cos.
LLC	5.000%–5.500%	1/15/18–3/1/19	3,225	3,388	0.0%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	131,090	135,558	0.5%
Anheuser-Busch InBev
Finance Inc.	3.300%	2/1/23	83,960	87,115	0.3%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	2/1/21–2/1/24	40,882	41,874	0.2%
8 Anheuser-Busch InBev SA/NV	3.250%	1/24/33	600	831	0.0%
Anheuser-Busch InBev
Worldwide Inc.	2.500%– 6.875%	11/15/19–7/15/22	64,356	67,101	0.2%
Baxalta Inc.	4.000%	6/23/25	53,729	56,555	0.2%
Gilead Sciences Inc.	3.700%	4/1/24	139,860	147,815	0.5%
Gilead Sciences Inc.	3.500%	2/1/25	67,171	69,599	0.3%
Medtronic Inc.	3.500%	3/15/25	85,100	89,285	0.3%
5 Consumer Noncyclical—Other †				1,295,464	4.6%
Energy
BP Capital Markets plc	2.500%–4.750%	3/10/19–5/4/26	319,782	330,373	1.2%
Shell International
Finance BV	3.250%	5/11/25	93,378	95,905	0.3%
5 Energy—Other †				1,266,785	4.5%
5 Other Industrial †				79,196	0.3%

61

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Technology
	Apple Inc.	2.400%	5/3/23	106,325	106,424	0.4%
	Apple Inc.	3.450%	5/6/24	64,000	66,990	0.2%
[6,7]	Apple Inc.	2.150%–3.350%	8/28/19– 6/20/27	376,483	379,238	1.3%
	Microsoft Corp.	3.300%	2/6/27	89,290	92,323	0.3%
	Microsoft Corp.	2.000%–3.625%	2/12/22–8/8/26	228,175	229,668	0.8%
	QUALCOMM Inc.	2.900%	5/20/24	70,330	70,810	0.3%
5	Technology—Other †				1,012,040	3.6%
	Transportation
	Burlington Northern
	Santa Fe LLC	3.000%–7.000%	6/1/21– 6/15/27	104,721	113,355	0.4%
5	Transportation—Other †				421,755	1.5%
					9,730,328	34.4%
Utilities
	Electric
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	17,100	18,128	0.1%
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,834	0.0%
	PacifiCorp	3.350%–3.600%	4/1/24–7/1/25	26,720	27,799	0.1%
5	Electric—Other †				922,456	3.2%
5	Natural Gas †				13,750	0.1%
					987,967	3.5%
Total Corporate Bonds (Cost $19,168,214)					19,568,336	69.2%
Sovereign Bonds
	Kingdom of Saudi Arabia	2.375%	10/26/21	92,055	90,601	0.3%
	Petroleos Mexicanos	5.500%	1/21/21	160,211	170,841	0.6%
5	Petroleos Mexicanos	4.875%– 6.750%	2/4/19–9/21/47	27,775	29,154	0.1%
	Republic of Hungary	6.250%	1/29/20	69,735	76,011	0.3%
	Republic of Indonesia	3.750%	4/25/22	70,858	73,224	0.3%
	United Mexican States	3.625%	3/15/22	53,656	56,123	0.2%
	United Mexican States	4.000%–4.600%	10/2/23–1/23/46	24,972	26,092	0.1%
5	Sovereign Bonds—Other †				1,454,690	5.1%
Total Sovereign Bonds (Cost $1,951,552)					1,976,736	7.0%
Taxable Municipal Bonds (Cost $ 59,542) †					60,149	0.2%
Convertible Preferred Stocks (Cost $ 8,571) †					—	0.0%

				Shares
Temporary Cash Investment
Money Market Fund
9	Vanguard Market Liquidity Fund
	(Cost $408,691)	1.217%		4,086,540	408,736	1.4%

			Expiration	Notional
		Counterparty	Date	Amount
Credit Default Swaptions Purchased (0.0%)
	Put Swaptions on
	CDX-NA-IG-S28-V1
	5-Year Index, Strike: 60%
	(Cost $132)	GSCM	9/20/17	120,095	160	0.0%
Total Investments (Cost $27,891,226)					28,281,067	100.0%

62

Intermediate-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value •	of Net
	Date	Contracts	($000)	Assets
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00	8/25/17	194	(85)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50	9/22/17	195	(30)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	8/25/17	194	(12)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50	9/22/17	195	(140)	0.0%
Total Liability for Options Written (Premiums Received $312)			(267)	0.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,804
Receivables for Investment Securities Sold			230,784
Receivables for Accrued Income			211,884
Receivables for Capital Shares Issued			33,077
Other Assets			18,482
Total Other Assets			496,031	1.8%
Other Liabilities
Payables for Investment Securities Purchased			(402,545)
Payables for Capital Shares Redeemed			(20,480)
Payables for Distributions			(9,837)
Payables to Vanguard			(17,475)
Other Liabilities			(46,421)
Total Other Liabilities			(496,758)	(1.8%)
Net Assets			28,280,073	100.0%

At July 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				27,916,157
Overdistributed Net Investment Income				(19,925)
Accumulated Net Realized Gains				26,294
Unrealized Appreciation (Depreciation)
Investment Securities				389,813
Futures Contracts				3,006
Options				73
Swap Contracts				(13,494)
Forward Currency Contracts				(22,160)
Foreign Currencies				309
Net Assets				28,280,073

63

Intermediate-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 271,882,235 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,674,153
Net Asset Value Per Share—Investor Shares	$9.84

Admiral Shares—Net Assets
Applicable to 2,603,361,491 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,605,920
Net Asset Value Per Share—Admiral Shares	$9.84

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $24,501,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $24,358,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $12,430,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $3,704,182,000, representing 13.1% of net assets.
6 Adjustable-rate security.
7 Face amount of certain securities are denominated in Australian dollars.
8 Face amount of certain securities are denominated in euro.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GSCM—Goldman Sachs Bank USA.
See accompanying Notes, which are an integral part of the Financial Statements.

64

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	421,921
Total Income	421,921
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,768
Management and Administrative—Investor Shares	2,056
Management and Administrative—Admiral Shares	8,891
Marketing and Distribution—Investor Shares	217
Marketing and Distribution—Admiral Shares	1,162
Custodian Fees	216
Shareholders’ Reports—Investor Shares	184
Shareholders’ Reports—Admiral Shares	639
Trustees’ Fees and Expenses	11
Total Expenses	15,144
Net Investment Income	406,777
Realized Net Gain (Loss)
Investment Securities Sold[1]	95,975
Futures Contracts	35,000
Options	4,500
Swap Contracts	(19,287)
Foreign Currencies and Forward Currency Contracts	(38,870)
Realized Net Gain (Loss)	77,318
Change in Unrealized Appreciation (Depreciation)
Investment Securities	437,251
Futures Contracts	(3,409)
Options	(286)
Swap Contracts	(6,944)
Foreign Currencies and Forward Currency Contracts	(10,888)
Change in Unrealized Appreciation (Depreciation)	415,724
Net Increase (Decrease) in Net Assets Resulting from Operations	899,819
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,011,000 and $35,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	406,777	761,142
Realized Net Gain (Loss)	77,318	204,704
Change in Unrealized Appreciation (Depreciation)	415,724	(230,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	899,819	735,528
Distributions
Net Investment Income
Investor Shares	(37,361)	(78,111)
Admiral Shares	(364,526)	(676,944)
Realized Capital Gain[1]
Investor Shares	—	(25,560)
Admiral Shares	—	(235,897)
Total Distributions	(401,887)	(1,016,512)
Capital Share Transactions
Investor Shares	(43,816)	(13,567)
Admiral Shares	10,573	6,644,873
Net Increase (Decrease) from Capital Share Transactions	(33,243)	6,631,306
Total Increase (Decrease)	464,689	6,350,322
Net Assets
Beginning of Period	27,815,384	21,465,062
End of Period[2]	28,280,073	27,815,384
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $158,459,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($19,925,000) and $5,540,000.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.66	$9.72	$10.06	$9.81	$10.24	$10.18
Investment Operations
Net Investment Income	.139	.278	.288	.303	.311	.354
Net Realized and Unrealized Gain (Loss)
on Investments	.178	.030	(.288)	.341	(.229)	.266
Total from Investment Operations	.317	.308	.000	.644	.082	.620
Distributions
Dividends from Net Investment Income	(.137)	(. 276)	(. 296)	(. 307)	(. 317)	(. 360)
Distributions from Realized Capital Gains	—	(. 092)	(. 044)	(. 087)	(.195)	(. 200)
Total Distributions	(.137)	(. 368)	(. 340)	(. 394)	(. 512)	(. 560)
Net Asset Value, End of Period	$9.84	$9.66	$9.72	$10.06	$9.81	$10.24

Total Return[1]	3.30%	3.16%	0.03%	6.71%	0.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,674	$2,671	$2,701	$2,952	$3,099	$4,884
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.80%	2.94%	3.05%	3.12%	3.41%
Portfolio Turnover Rate	64%	68%	70%	88%	100%	62%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

67

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.66	$9.72	$10.06	$9.81	$10.24	$10.18
Investment Operations
Net Investment Income	.144	.288	.298	.313	.321	.364
Net Realized and Unrealized Gain (Loss)
on Investments	.177	.030	(.288)	.341	(.229)	.266
Total from Investment Operations	.321	.318	.010	.654	.092	.630
Distributions
Dividends from Net Investment Income	(.141)	(. 286)	(. 306)	(. 317)	(. 327)	(. 370)
Distributions from Realized Capital Gains	—	(. 092)	(. 044)	(. 087)	(.195)	(. 200)
Total Distributions	(.141)	(. 378)	(. 350)	(. 404)	(. 522)	(. 570)
Net Asset Value, End of Period	$9.84	$9.66	$9.72	$10.06	$9.81	$10.24

Total Return[1]	3.35%	3.27%	0.13%	6.81%	0.95%	6.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,606	$25,145	$18,764	$16,491	$13,618	$14,582
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.96%	2.90%	3.04%	3.15%	3.22%	3.51%
Portfolio Turnover Rate	64%	68%	70%	88%	100%	62%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

69

Intermediate-Term Investment-Grade Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 11% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

70

Intermediate-Term Investment-Grade Fund

During the six months ended July 31, 2017, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including

71

Intermediate-Term Investment-Grade Fund

bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with

72

Intermediate-Term Investment-Grade Fund

the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing sources or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

73

Intermediate-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,804,000, representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

74

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,419,966	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,846,984	—
Corporate Bonds	—	19,537,186	31,150
Sovereign Bonds	—	1,976,736	—
Taxable Municipal Bonds	—	60,149	—
Convertible Preferred Stocks	—	—	—[1]
Temporary Cash Investments	408,736	—	—
Options Purchased	—	160	—
Liability for Options Written	(267)	—	—
Futures Contracts—Assets [2]	2,835	—	—
Futures Contracts—Liabilities [2]	(3,172)	—	—
Forward Currency Contracts—Assets	—	1,250	—
Forward Currency Contracts—Liabilities	—	(23,410)	—
Swap Contracts—Assets	145[2]	3,970	—
Swap Contracts—Liabilities	(12)[2]	(13,703)	—
Total	408,265	27,809,288	31,150
1 Market value of Convertible Preferred Stocks based on Level 3 inputs.
2 Represents variation margin on the last day of the reporting period.

D. At July 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	160	160
Other Assets	3,354	1,250	3,596	8,200
Liability for Options Written	(267)	—	—	(267)
Other Liabilities	(3,285)	(23,410)	(13,602)	(40,297)

75

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	35,000	—	—	35,000
Options	4,209	—	291	4,500
Swap Contracts	(4,909)	—	(14,378)	(19,287)
Forward Currency Contracts	—	(49,893)	—	(49,893)
Realized Net Gain (Loss) on Derivatives	34,300	(49,893)	(14,087)	(29,680)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,409)	—	—	(3,409)
Options	(286)	—	—	(286)
Swap Contracts	41	—	(6,985)	(6,944)
Forward Currency Contracts	—	(11,115)	—	(11,115)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(3,654)	(11,115)	(6,985)	(21,754)

At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	17,093	2,019,511	(1,002)
10-Year U.S. Treasury Note	September 2017	11,364	1,430,621	(1,366)
2-Year U.S. Treasury Note	September 2017	(2,306)	(498,889)	80
Ultra Long U.S. Treasury Bond	September 2017	(1,746)	(287,217)	1,635
AUD 3-Year Treasury Bond	September 2017	(2,132)	(190,594)	947
30-Year U.S. Treasury Bond	September 2017	(929)	(142,108)	(334)
Euro-Bund	September 2017	(673)	(129,026)	972
Ultra 10-Year U.S. Treasury Note	September 2017	532	71,845	8
Euro-Bobl	September 2017	(361)	(56,437)	376
Long Gilt	September 2017	(244)	(40,570)	586
AUD 10-Year Treasury Bond	September 2017	(260)	(26,823)	462
Euro-Buxl	September 2017	(127)	(24,374)	645
Euro-Schatz	September 2017	35	4,643	(3)
				3,006

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes.

76

Intermediate-Term Investment-Grade Fund

At July 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	8/15/2017	EUR	21,600	USD	24,916	677
BNP Paribas	8/15/2017	GBP	14,000	USD	18,289	194
JPMorgan Chase Bank N.A.	8/15/2017	AUD	5,700	USD	4,512	47
Goldman Sachs Bank AG	8/15/2017	GBP	5,600	USD	7,280	113
Citibank, N.A.	8/15/2017	GBP	5,000	USD	6,534	66
Citibank, N.A.	8/15/2017	AUD	3,000	USD	2,341	58
Goldman Sachs Bank AG	8/15/2017	EUR	2,200	USD	2,563	44
Barclays Capital	8/15/2017	EUR	2,000	USD	2,319	51
Citibank, N.A.	8/15/2017	USD	330,111	AUD	427,500	(11,821)
Bank of America N.A	8/15/2017	USD	245,678	EUR	215,000	(9,064)
Barclays Capital	8/15/2017	USD	94,094	GBP	72,700	(1,880)
BNP Paribas	8/15/2017	USD	9,747	EUR	8,500	(324)
JPMorgan Chase Bank N.A.	8/15/2017	USD	9,509	AUD	12,000	(89)
Goldman Sachs Bank AG	8/15/2017	USD	7,916	AUD	10,000	(82)
Citibank, N.A.	8/15/2017	USD	7,337	GBP	5,600	(56)
JPMorgan Chase Bank N.A.	8/15/2017	USD	5,239	EUR	4,500	(93)
BNP Paribas	8/15/2017	USD	3,998	AUD	5,000	(1)
						(22,160)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

77

Intermediate-Term Investment-Grade Fund

At July 31, 2017, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
					Periodic
					Premium	Unrealized
				Notional	Received	Appreciation
	Termination			Amount	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse		($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S28-V1	6/20/22	ICE	USD	15,054	5.000	111
Credit Protection Purchased
iTraxx Europe-S27-V1	6/20/22	ICE	EUR	89,820	(1.000)	(1,500)
iTraxx Europe Crossover
Index-S27-V1	6/20/22	ICE	EUR	24,300	(5.000)	(649)
iTraxx Europe Subordinated
Financials-S27-V1	6/20/22	ICE	EUR	15,285	(1.000)	(1,312)
						(3,350)
EUR—euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	15,000	17	1.000	341
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	3,110	(18)	1.000	49
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	4,655	(17)	1.000	84
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	15,760	(260)	1.000	91
Berkshire Hathaway Inc./Aa2	6/20/24	JPMC	9,400	(100)	1.000	(21)
Federation of Malaysia/A3	6/20/22	GSI	950	2	1.000	10
International Lease Finance
Corporation/Baa3	6/20/22	BARC	7,000	(3)	1.000	12
Kohls Corp./Baa2	6/20/21	GSI	3,200	80	1.000	17
Kohls Corp./Baa2	6/20/21	GSI	1,600	40	1.000	9
Kohls Corp./Baa2	6/20/21	GSI	1,600	39	1.000	8
Metlife Inc./A3	12/20/20	GSCM	5,625	—	1.000	109
Metlife Inc./A3	12/20/21	BARC	3,165	(5)	1.000	56
Metlife Inc./A3	6/20/24	BARC	24,300	(30)	1.000	(54)
People’s Republic of China/A1	6/20/22	BNPSW	22,800	(192)	1.000	177

78

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
People’s Republic of China/A1	6/20/22	GSI	45,000	(265)	1.000	463
Republic of Chile/Aa3	6/20/22	BNPSW	8,955	(106)	1.000	30
Republic of Chile/Aa3	6/20/22	BARC	495	(4)	1.000	3
Republic of Indonesia/Baa3	6/20/22	BNPSW	35,000	467	1.000	251
Republic of Indonesia/Baa3	6/20/22	BARC	30,000	561	1.000	376
Republic of Peru/A3	6/20/22	CITNA	11,125	76	1.000	168
Republic of Philippines/Baa2	6/20/22	BARC	40,000	(272)	1.000	256
Saudi International Bond/A1	6/20/22	BARC	15,700	79	1.000	103
Saudi International Bond/A1	6/20/22	BNPSW	20,000	158	1.000	188
Saudi International Bond/A1	6/20/22	BARC	20,000	167	1.000	197
Simon Property Group LP/A2	6/20/22	JPMC	4,560	1	1.000	40
Simon Property Group LP/A2	6/20/22	JPMC	3,040	5	1.000	31
						2,994

Credit Protection Purchased
American International Group Inc.12/20/20		GSCM	2,835	(29)	(1.000)	(98)
American International Group Inc.12/20/20		GSCM	5,625	86	(1.000)	(51)
Banco Bilbao Vizcaya Argentaria SA6/20/21		BOANA	24,495	(570)	(1.000)	(1,095)
Bank of America Corp.	3/20/20	GSCM	7,870	65	(1.000)	(89)
Bank of China Ltd.	6/20/22	BNPSW	22,800	4	(1.000)	(258)
Bank of China Ltd.	12/20/21	BNPSW	6,200	(19)	(1.000)	(111)
Barclays Bank plc	6/20/22	JPMC	7,585[1]	(114)	(1.000)	(230)
Barclays Bank plc	6/20/22	JPMC	7,600[1]	(118)	(1.000)	(235)
Barclays Bank plc	6/20/22	BOANA	15,195[1]	323	(1.000)	(192)
Barclays Bank plc	6/20/22	CSFBI	15,190[1]	328	(1.000)	(186)
CMBX-NA-AAA-9	9/17/58	CSFBI	5,045	(177)	(0.500)	(130)
CMBX-NA-AAA-9	9/17/58	GSI	5,045	(177)	(0.500)	(130)
CMBX-NA-AAA-9	9/17/58	JPM	5,300	(198)	(0.500)	(148)
CMBX-NA-AAA-9	9/17/58	GSI	10,610	(398)	(0.500)	(299)
CMBX-NA-AAA-9	9/17/58	GSI	980	(40)	(0.500)	(31)
CMBX-NA-AAA-9	9/17/58	DBAG	6,440	(247)	(0.500)	(187)
CMBX-NA-AAA-9	9/17/58	MSCS	5,150	(216)	(0.500)	(168)
CMBX-NA-AAA-9	9/17/58	JPM	5,140	(257)	(0.500)	(209)
CMBX-NA-AAA-9	9/17/58	MSCS	5,110	(272)	(0.500)	(225)
CMBX-NA-AAA-9	9/17/58	GSI	5,030	(292)	(0.500)	(245)

79

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
CMBX-NA-AAA-9	9/17/58	DBAG	5,030	(288)	(0.500)	(241)
Commerzbank AG	6/20/21	BOANA	24,495	(354)	(1.000)	(806)
CVS Health Corp.	12/20/21	BOANA	15,000	427	(1.000)	24
CVS Health Corp.	12/20/21	BARC	3,220	90	(1.000)	4
Daimler AG	6/20/22	JPMC	7,460[1]	197	(1.000)	(2)
Daimler AG	6/20/22	JPMC	7,460[1]	199	(1.000)	—
Deutsche Bank AG	12/20/21	BARC	19,400	(227)	(1.000)	(459)
EI du Pont de Nemours & Co.	12/20/20	JPMC	10,230	167	(1.000)	(132)
Enel Investment Holding BV	6/20/22	BNPSW	15,195[1]	30	(1.000)	(345)
Engie SA	12/20/21	BNPSW	7,880[1]	121	(1.000)	(156)
Engie SA	6/20/22	JPMC	7,875[1]	178	(1.000)	(101)
Federal Express Corp.	12/20/18	GSCM	7,840	34	(1.000)	(71)
Federative Republic of Brazil	6/20/22	BARC	4,250	(242)	(1.000)	(41)
Federative Republic of Brazil	6/20/22	BNPSW	10,000	(608)	(1.000)	(135)
Federative Republic of Brazil	6/20/22	DBAG	18,100	(1,053)	(1.000)	(196)
Federative Republic of Brazil	6/20/22	BOANA	20,268	(1,158)	(1.000)	(198)
Federative Republic of Brazil	12/20/25	GSCM	2,485	(555)	(1.000)	(239)
Federative Republic of Brazil	12/20/25	BOANA	3,885	(931)	1.000)	(436)
JPMorgan Chase Bank N.A.	12/20/20	MSCS	25,000	105	(1.000)	(468)
Lincoln National Corp.	12/20/21	BARC	3,165	(7)	(1.000)	(72)
Lincoln National Corp.	6/20/21	BARC	10,000	(170)	(1.000)	(390)
Lincoln National Corp.	6/20/21	BARC	1,555	(33)	(1.000)	(67)
Lincoln National Corp.	6/20/21	BARC	1,550	33	(1.000)	(1)
McDonald’s Corp.	6/20/22	GSI	12,325	382	(1.000)	(75)
McKesson Corp.	3/20/19	JPMC	6,360	73	(1.000)	(25)
McKesson Corp.	3/20/19	JPMC	6,360	71	(1.000)	(27)
Metro AG	6/20/22	BARC	7,465[1]	(17)	(1.000)	(19)
Metro AG	6/20/22	BARC	7,465[1]	(21)	(1.000)	(23)
Metro AG	6/20/22	BARC	4,490[1]	(13)	(1.000)	(14)
Metro AG	6/20/22	BARC	10,485[1]	(30)	(1.000)	(33)
Metro AG	6/20/22	BARC	3,000[1]	3	(1.000)	2
Metro AG	6/20/22	BARC	3,000[1]	(7)	(1.000)	(8)
Metro AG	6/20/22	BARC	3,000[1]	(15)	(1.000)	(16)
Qantas Airways Ltd.	12/20/21	DBAG	3,190	(82)	(1.000)	(96)
Republic of Argentina	6/20/22	MSCS	11,150	853	(5.000)	136

80

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Argentina	6/20/22	JPMC	18,700	(1,480)	(5.000)	(2,683)
Republic of Argentina	6/20/22	JPMC	11,100	839	(5.000)	125
Republic of Argentina	6/20/22	BOANA	11,370	880	(5.000)	149
Republic of Austria	9/20/17	BNPSW	1,200	(1)	(1.000)	(2)
Republic of Indonesia	6/20/22	JPMC	11,170	(106)	(1.000)	(52)
Republic of Korea	9/20/18	JPMC	2,000	4	(1.000)	(14)
Republic of Turkey	12/20/19	GSCM	26,350	(325)	(1.000)	(427)
Republic of Turkey	6/20/22	BNPSW	29,460	(1,078)	(1.000)	(22)
Republic of Turkey	6/20/22	BNPSW	20,000	(796)	(1.000)	(79)
Royal Bank of Scotland plc	12/20/20	BNPSW	6,510	37	(1.000)	(106)
Societe Generale SA	12/20/21	JPMC	14,675	78	(1.000)	(360)
Standard Chartered Bank	12/20/21	JPMC	7,945	(16)	(1.000)	(240)
State of Qatar	6/20/22	BOANA	1,360	(16)	(1.000)	(22)
State of Qatar	6/20/22	CITNA	2,640	(30)	(1.000)	(41)
UniCredit SpA	6/20/22	JPMC	6,100	(440)	(1.000)	(112)
Wells Fargo & Co.	9/20/20	BOANA	9,700	75	(1.000)	(158)
						(13,087)
						(10,093)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

81

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/15/17	N/A	LCH	5,910	0.755	(1.226)[2]	21
9/15/17	N/A	CME	2,792	3.363	(1.226)[2]	(179)
9/15/17	N/A	CME	2,508	3.520	(1.226)[2]	(169)
9/15/17	N/A	CME	340	2.532	(1.226)[2]	(15)
10/16/17	N/A	CME	7,000	0.749	(1.226)[2]	18
11/27/17	N/A	CME	3,580	0.664	(1.233)[2]	(7)
9/20/18	9/20/2017¹	CME	156,046	1.500	(0.000)	(5)
9/20/19	9/20/2017¹	CME	222,966	(1.750)	0.000	14
1/20/20	N/A	CME	20,920	1.224	(1.228)[2]	(175)
1/21/20	N/A	CME	3,130	1.363	(1.229)[2]	(16)
4/15/20	N/A	LCH	14,650	1.344	(1.226)[2]	(94)
6/15/20	N/A	CME	2,050	(0.930)	(1.224)[2]	(39)
7/15/20	N/A	CME	8,920	1.571	(1.226)[2]	(13)
9/20/20	9/20/2017¹	CME	13,700	(1.750)	0.000	1
9/20/21	9/20/2017¹	CME	21,043	(2.000)	0.000	15
11/30/21	10/4/2017¹	LCH	155,200	(1.866)	0.000	(33)
9/20/22	9/20/2017¹	CME	25,930	(2.000)	0.000	41
9/20/24	9/20/2017¹	CME	46,121	(2.250)	0.000	224
						(411)

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

82

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
12/26/17	GSCM	355	0.625	(1.233)[1]	(5)
8/15/18	BNPSW	4,380	0.715	(1.226)[1]	(5)
4/25/19	WFC	2,396	2.756	(1.314)[2]	33
4/25/20	GSCM	2,223	2.794	(1.314)[2]	42
4/1/21	WFC	3,839	0.965	(1.227)[1]	(34)
6/25/21	GSCM	4,780	3.143	(1.296)[2]	129
11/15/22	BARC	10,821	2.758	(1.189)[2]	257
9/25/29	GSCM	9,878	1.794	(1.233)[1]	(57)
					360

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2017, the counterparties had deposited in segregated accounts securities with a value of $4,127,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $30,355,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund realized losses of $61,245,000 during the period from November 1, 2016, through January 31, 2017, which are deferred and will be treated as realized for tax purposes in fiscal 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ended January 31, 2018.

At July 31, 2017, the cost of investment securities for tax purposes was $27,903,048,000. Net unrealized appreciation of investment securities for tax purposes was $377,859,000, consisting of unrealized gains of $539,065,000 on securities that had risen in value since their purchase and $161,206,000 in unrealized losses on securities that had fallen in value since their purchase.

83

Intermediate-Term Investment-Grade Fund

F. During the six months ended July 31, 2017, the fund purchased $8,009,137,000 of investment securities and sold $7,866,553,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $688,860,000 and $1,084,898,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

	Options on
	Futures Contracts		Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2017	2,185	697	—	—
Options Written	31,608	9,035	594,985	786
Options Expired	(5,984)	(833)	(274,530)	(345)
Options Closed	(27,031)	(8,587)	(320,455)	(441)
Options Exercised	—	—	—	—
Balance at July 31, 2017	778	312	—	—

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	331,099	33,981	804,930	81,195
Issued in Lieu of Cash Distributions	32,794	3,356	90,811	9,231
Redeemed	(407,709)	(41,862)	(909,308)	(91,808)
Net Increase (Decrease)—Investor Shares	(43,816)	(4,525)	(13,567)	(1,382)
Admiral Shares
Issued	3,550,805	364,260	9,937,761	1,006,190
Issued in Lieu of Cash Distributions	298,462	30,539	718,107	73,062
Redeemed	(3,838,694)	(393,799)	(4,010,995)	(406,796)
Net Increase (Decrease) —Admiral Shares	10,573	1,000	6,644,873	672,456

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

84

Long-Term Investment-Grade Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.11%
30-Day SEC Yield	3.61%	3.71%

Financial Attributes

		Bloomberg
		Barclays
		Long	Bloomberg
		Credit	Barclays
		A/Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	803	1,029	9,355

Yield to Maturity
(before expenses)	3.7%	3.9%	2.5%

Average Coupon	4.3%	5.0%	3.1%

Average Duration	13.4 years	14.4 years	6.0 years

Average Effective
Maturity	22.2 years	23.4 years	8.2 years

Short-Term
Reserves	2.7%	—	—

Sector Diversification (% of portfolio)
Finance	20.3%
Foreign	1.4
Government Mortgage-Backed	0.1
Industrial	45.5
Treasury/Agency	6.7
Utilities	13.9
Other	12.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.86
Beta	1.04	2.55
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.7%
3 - 5 Years	0.8
5 - 7 Years	0.3
7 - 10 Years	2.5
10 - 20 Years	24.4
20 - 30 Years	63.3
Over 30 Years	4.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	7.4%
Aaa	6.0
Aa	29.6
A	50.9
Baa	5.3
Not Rated	0.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2017, the annualized expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

85

Long-Term Investment-Grade Fund

Investment Focus

86

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				Bloomberg
				Barclays
				Long Credit
				A/Better
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.85%	-1.42%	4.43%	3.70%
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18
2017	4.29	2.42	6.71	6.44
2018	2.16	4.57	6.73	6.62
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	1.24%	5.60%	5.30%	2.47%	7.77%
Admiral Shares	2/12/2001	1.35	5.71	5.41	2.47	7.88

See Financial Highlights for dividend and capital gains information.

87

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury
	Note/Bond	4.500%	2/15/36	228,330	293,155	1.9%
	United States Treasury
	Note/Bond	5.375%	2/15/31	52,357	70,224	0.5%
	United States Treasury
	Note/Bond	6.250%	5/15/30	48,956	69,670	0.4%
1	United States Treasury
	Note/Bond	6.125%	8/15/29	43,302	60,258	0.4%
	United States Treasury
	Note/Bond	4.375%	11/15/39	46,100	58,410	0.4%
[1,2]	United States Treasury
	Note/Bond	0.750%–5.000%	12/31/17–5/15/47	396,465	398,038	2.5%
	U.S. Government
	Securities—Other †				18,072	0.1%
					967,827	6.2%

Agency Notes †					35,737	0.2%

Conventional Mortgage-Backed Securities †					51,261	0.3%

Nonconventional Mortgage-Backed Securities †					22,529	0.2%
Total U.S. Government and Agency Obligations (Cost $1,065,029)					1,077,354	6.9%
*Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 11,021) †					11,021	0.1%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	3.248%– 6.110%	10/21/27–1/20/48	159,610	171,112	1.1%

88

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Bank of America NA	6.000%	10/15/36	20,450	25,817	0.2%
	Bank One Corp.	8.000%	4/29/27	27,769	36,736	0.2%
3	Goldman Sachs Group
	Inc.	3.691%	6/5/28	63,305	63,522	0.4%
	Goldman Sachs Group
	Inc.	3.500%– 6.750%	11/16/26–10/21/45	157,316	185,802	1.2%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	57,125	69,189	0.4%
	HSBC Holdings plc	6.800%	6/1/38	58,749	79,406	0.5%
3	HSBC Holdings plc	4.041%–7.625%	3/8/26–11/22/65	81,470	104,309	0.7%
	JPMorgan Chase & Co.	6.400%	5/15/38	69,515	92,621	0.6%
3	JPMorgan Chase & Co.	3.782%–5.625%	2/1/28–7/24/48	188,917	204,926	1.3%
3	Morgan Stanley	3.125%–7.250%	7/27/26–1/22/47	204,635	230,512	1.5%
	Wachovia Corp.	5.500%	8/1/35	21,905	25,494	0.1%
	Wells Fargo & Co.	5.606%	1/15/44	142,608	169,982	1.1%
	Wells Fargo & Co.	5.375%	11/2/43	58,692	68,414	0.4%
3	Wells Fargo & Co.	3.584%	5/22/28	62,365	63,213	0.4%
	Wells Fargo & Co.	4.400%–5.375%	2/7/35–12/7/46	125,201	134,021	0.8%
	Wells Fargo Bank NA	6.600%	1/15/38	500	681	0.0%
4	Banking—Other †				104,649	0.7%
4	Brokerage †				29,026	0.2%
	Finance Companies
	GE Capital International
	Funding Co.	4.418%	11/15/35	260,979	283,019	1.8%
	Insurance
	Berkshire Hathaway
	Finance Corp.	5.750%	1/15/40	1,935	2,473	0.0%
	Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	64,014	0.4%
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	63,184	0.4%
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	58,879	0.4%
	UnitedHealth Group Inc.	4.250%– 6.875%	7/15/35–4/15/47	100,022	115,890	0.7%
4	Insurance—Other †				420,591	2.7%
	Real Estate Investment Trusts †				13,092	0.1%
					2,880,574	18.3%
Industrial
	Basic Industry †				135,578	0.9%
	Capital Goods
	General Electric Capital
	Corp.	6.750%	3/15/32	41,214	57,135	0.4%
	General Electric Capital
	Corp.	5.875%– 6.875%	8/7/37–1/10/39	47,789	63,203	0.4%
[3,5]	General Electric Co.	2.125%–5.000%	5/17/37–12/29/49	29,948	32,443	0.2%
	United Technologies
	Corp.	6.125%	7/15/38	55,575	72,936	0.5%
	United Technologies
	Corp.	3.125%–5.700%	5/4/27–5/4/47	79,005	87,370	0.5%
	Capital Goods—Other †				228,709	1.4%
	Communication
	Comcast Corp.	6.950%	8/15/37	60,427	85,525	0.5%
	Comcast Corp.	4.750%	3/1/44	55,715	62,083	0.4%
	Comcast Corp.	3.200%–7.050%	1/15/33–7/15/46	201,684	235,670	1.5%
	NBCUniversal Media
	LLC	4.450%– 6.400%	4/30/40–1/15/43	47,255	55,204	0.4%
4	Communication—Other †				237,587	1.5%

89

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	66,510	76,880	0.5%
Home Depot Inc.	3.500%–5.950%	12/16/36–9/15/56	107,815	129,021	0.8%
Lowe’s Cos. Inc.	4.05%	5/3/47	55,530	56,552	0.3%
Wal-Mart Stores Inc.	5.625%	4/15/41	81,682	106,134	0.7%
Wal-Mart Stores Inc.	6.200%	4/15/38	65,163	88,873	0.6%
Wal-Mart Stores Inc.	4.000%–7.550%	2/15/30–4/22/44	88,445	112,160	0.7%
4 Consumer Cyclical—Other †				276,713	1.8%
Consumer Noncyclical
Altria Group Inc.	5.375%	1/31/44	51,590	60,995	0.4%
Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	491	0.0%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	232,430	261,467	1.7%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	107,455	118,946	0.8%
Anheuser-Busch InBev
Finance Inc.	4.000%	1/17/43	17,093	16,974	0.1%
5 Anheuser-Busch InBev
SA/NV	3.250%	1/24/33	200	277	0.0%
4 Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	1/15/39–10/6/48	101,845	124,372	0.8%
Medtronic Inc.	4.625%	3/15/45	74,425	84,534	0.5%
Medtronic Inc.	4.375%– 6.500%	3/15/35–3/15/44	77,413	91,435	0.6%
Merck & Co. Inc.	3.700%	2/10/45	60,720	60,991	0.4%
Pfizer Inc.	4.125%–7.200%	3/15/39–12/15/46	69,995	90,264	0.6%
Wyeth LLC	5.950%	4/1/37	67,685	89,568	0.6%
Wyeth LLC	6.000%– 6.500%	2/1/34–2/15/36	5,702	7,489	0.0%
4 Consumer Noncyclical—Other †				1,181,940	7.5%
Energy
ConocoPhillips	6.500%	2/1/39	57,556	76,136	0.5%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	12,250	15,341	0.1%
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	1,500	1,844	0.0%
ConocoPhillips Co.	4.150%–5.950%	11/15/34–3/15/46	48,455	57,655	0.4%
Shell International
Finance BV	4.375%	5/11/45	53,555	57,083	0.3%
Shell International
Finance BV	3.750%– 6.375%	5/11/35–9/12/46	146,430	154,781	1.0%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	29,598	0.2%
Energy—Other †				306,147	1.9%
4 Other Industrial †				56,171	0.4%
Technology
Apple Inc.	4.650%	2/23/46	55,280	62,340	0.4%
Apple Inc.	3.200%–4.500%	5/11/27–2/9/47	200,265	203,836	1.3%
Microsoft Corp.	4.450%	11/3/45	70,670	78,397	0.5%
Microsoft Corp.	3.750%	2/12/45	74,350	74,425	0.5%
Microsoft Corp.	3.700%	8/8/46	69,030	68,373	0.4%
Microsoft Corp.	4.250%	2/6/47	56,020	60,846	0.4%
Microsoft Corp.	4.750%	11/3/55	50,365	58,233	0.4%
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	164,526	170,253	1.1%
Oracle Corp.	4.000%	7/15/46	70,945	72,118	0.4%
Oracle Corp.	3.850%– 6.500%	7/15/36–5/15/55	146,389	175,855	1.1%
4 Technology—Other †				341,760	2.2%

90

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Transportation
Burlington Northern
Santa Fe LLC	3.900%–7.950%	8/15/30– 6/15/47	197,289	220,405	1.4%
4 Transportation—Other †				133,926	0.9%
				6,865,042	43.8%
Utilities
Electric
Alabama Power Co.	3.750%– 6.000%	3/1/39–3/1/45	69,143	77,869	0.5%
Berkshire Hathaway
Energy Co.	4.500%– 6.125%	4/1/36–2/1/45	74,925	87,231	0.6%
Consolidated Edison
Co. of New York Inc.	3.950%– 6.750%	6/15/33–12/1/56	160,489	185,326	1.2%
Duke Energy Carolinas
LLC	6.100%	6/1/37	51,000	66,440	0.4%
Duke Energy Carolinas
LLC	3.875%– 6.450%	10/15/32–3/15/46	75,992	83,169	0.5%
Duke Energy Florida
LLC	3.400%– 6.350%	9/15/37–10/1/46	24,510	27,334	0.2%
Duke Energy Indiana
LLC	4.200%– 6.450%	10/15/35–7/15/43	57,336	67,356	0.4%
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,686	0.1%
Duke Energy Progress
LLC	3.700%–4.200%	5/15/42–10/15/46	60,310	62,675	0.4%
Georgia Power Co.	4.300%–5.950%	2/1/39–3/15/42	54,075	62,995	0.4%
MidAmerican Energy
Co.	4.250%–5.800%	10/15/36–5/1/46	31,920	36,664	0.2%
Nevada Power Co.	5.375%– 6.650%	4/1/36–5/15/41	49,180	59,044	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	45,141	58,367	0.4%
Pacific Gas & Electric
Co.	4.000%– 6.350%	3/1/37–12/1/46	102,937	126,838	0.8%
PacifiCorp	4.100%– 6.350%	6/15/35–2/1/42	114,982	144,822	0.9%
Southern Co.	4.400%	7/1/46	19,595	20,446	0.1%
Virginia Electric &
Power Co.	6.000%	5/15/37	57,330	73,503	0.5%
4 Electric—Other †				889,636	5.7%
Natural Gas †				7,018	0.0%
Other Utility †				1,365	0.0%
				2,147,784	13.7%
Total Corporate Bonds (Cost $10,740,108)				11,893,400	75.8%
[4]Sovereign Bonds (Cost $ 211,001) †				216,645	1.4%
Taxable Municipal Bonds
American Municipal
Power Ohio Inc.
Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	46,000	58,127	0.4%
Bay Area Toll Authority
California Toll Bridge
Revenue (San Francisco
Bay Area)	6.918%	4/1/40	41,205	57,873	0.4%
California GO	7.300%	10/1/39	105,545	155,876	1.0%
California GO	7.600%	11/1/40	70,320	109,996	0.7%
California GO	7.550%	4/1/39	55,350	85,695	0.6%
California GO	7.350%–7.625%	4/1/34–3/1/40	50,335	76,031	0.5%

91

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Los Angeles CA
Unified School
District GO	6.758%	7/1/34	61,235	84,976	0.5%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	54,700	79,976	0.5%
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	43,354	65,555	0.4%
New York Metropolitan
Transportation Authority
Revenue (Dedicated
Tax Fund)	7.336%	11/15/39	66,105	99,756	0.6%
Taxable Municipal Bonds—Other †				1,133,024	7.2%
Total Taxable Municipal Bonds (Cost $1,655,362)				2,006,885	12.8%

			Shares
Temporary Cash Investments
Money Market Fund
6 Vanguard Market Liquidity Fund	1.217%		1,161,999	116,223	0.7%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities,
LLC (Dated 7/31/17,
Repurchase Value
$9,500,000, collateralized
by Government National
Mortgage Assn. 4.067%,
6/20/67, with a value of
$9,690,000)	1.050%	8/1/17	9,500	9,500	0.1%
Bank of Montreal
(Dated 7/31/17,
Repurchase Value
$40,001,000, collateralized
by U. S. Treasury Note/Bond
0.750%–4.375%,
1/31/18–8/15/43, with a
value of $40,800,000)	1.030%	8/1/17	40,000	40,000	0.2%
Barclays Capital Inc.
(Dated 7/31/17, Repurchase
Value $71,402,000,
collateralized by U. S.
Treasury Note/Bond
0.750%–3.375%,
1/31/18–5/15/46, with a
value of $72,828,000)	1.020%	8/1/17	71,400	71,400	0.5%

92

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Citigroup Global Markets Inc.
(Dated 7/31/17, Repurchase
Value $112,803,000,
collateralized by U. S. Treasury
Note/Bond 0.625%–3.625%,
9/30/17–8/15/43, with a value
of $115,056,000)	1.040%	8/1/17	112,800	112,800	0.7%
RBC Capital Markets LLC
(Dated 7/31/17, Repurchase
Value $20,901,000,
collateralized by Federal Home
Loan Mortgage Corp.
2.890%–4.000%,
9/1/37– 6/1/47, and Federal
National Mortgage Assn.
2.264%–4.000%, 2/1/30– 6/1/47,
with a value of $21,318,000)	1.030%	8/1/17	20,900	20,900	0.1%
Wells Fargo & Co. (Dated 7/31/17,
Repurchase Value $43,501,000,
collateralized by Federal Home
Loan Mortgage Corp. 3.000%,
6/1/32, and Federal National
Mortgage Assn. 3.000%–4.000%,
2/1/37–4/1/47, with a value of
$44,370,000)	1.060%	8/1/17	43,500	43,500	0.3%
				298,100	1.9%
Total Temporary Cash Investments (Cost $414,311)				414,323	2.6%

		Expiration	Notional
Counterparty		Date	Amount
Credit Default Swaptions Purchased (0.0%)
Put Swaptions on
CDX-NA-IG-S28-V1
5-Year Index, Strike: 60%	GSCM	9/20/17	6,350	9	0.0%
Total Credit Default Swaptions Purchased (Cost $7)				9	0.0%
Total Investments (Cost $14,096,839)				15,619,637	99.6%

			Contracts
Liabilities for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/25/2017	10	(4)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		9/22/2017	10	(2)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/25/2017	10	(1)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		9/22/2017	10	(7)	0.0%
Total Liability for Options Written (Premiums Received $16)				(14)	0.0%

93

Long-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,010
Receivables for Investment Securities Sold	37,706
Receivables for Accrued Income	186,517
Receivables for Capital Shares Issued	7,565
Other Assets [2]	2,984
Total Other Assets	235,782	1.5%
Liabilities
Payables for Investment Securities Purchased	(144,648)
Payables to Investment Advisor	(605)
Payables for Capital Shares Redeemed	(6,950)
Payables for Distributions	(8,679)
Payables to Vanguard	(16,476)
Other Liabilities	(1,543)
Total Liabilities	(178,901)	(1.1%)
Net Assets	15,676,504	100.0%

At July 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		14,006,451
Undistributed Net Investment Income		34
Accumulated Net Realized Gains		135,413
Unrealized Appreciation (Depreciation)
Investment Securities		1,522,796
Futures Contracts		1,945
Options		4
Swap Contracts		10,019
Forward Currency Contracts		(166)
Foreign Currencies		8
Net Assets		15,676,504

Long-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 414,599,899 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,361,716
Net Asset Value Per Share—Investor Shares	$10.52

Admiral Shares—Net Assets
Applicable to 1,075,519,561 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,314,788
Net Asset Value Per Share—Admiral Shares	$10.52

• See Note A in Notes to Financial Statements.
* Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $43,569,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $5,729,000 and cash of $2,509,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $538,374,000, representing 3.4% of net assets.
5 Face amount of certain securities denominated in euro.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Interest[1]	313,304
Total Income	313,304
Expenses
Investment Advisory Fees—Note B	2,152
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,486
Management and Administrative—Admiral Shares	4,176
Marketing and Distribution—Investor Shares	283
Marketing and Distribution—Admiral Shares	405
Custodian Fees	54
Shareholders’ Reports—Investor Shares	188
Shareholders’ Reports—Admiral Shares	81
Trustees’ Fees and Expenses	10
Total Expenses	10,835
Net Investment Income	302,469
Realized Net Gain (Loss)
Investment Securities Sold[1]	123,452
Futures Contracts	11,006
Options	208
Swap Contracts	21,462
Foreign Currencies and Forward Currency Contracts	(578)
Realized Net Gain (Loss)	155,550
Change in Unrealized Appreciation (Depreciation)
Investment Securities	530,201
Futures Contracts	2,641
Options	(14)
Swap Contracts	3,119
Foreign Currencies and Forward Currency Contracts	(27)
Change in Unrealized Appreciation (Depreciation)	535,920
Net Increase (Decrease) in Net Assets Resulting from Operations	993,939
1 Interest income and realized net gain (loss) from affiliated companies of the fund were $863,000, and $36,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	302,469	594,263
Realized Net Gain (Loss)	155,550	275,126
Change in Unrealized Appreciation (Depreciation)	535,920	73,105
Net Increase (Decrease) in Net Assets Resulting from Operations	993,939	942,494
Distributions
Net Investment Income
Investor Shares	(86,213)	(171,123)
Admiral Shares	(227,833)	(451,095)
Realized Capital Gain[1]
Investor Shares	—	(72,423)
Admiral Shares	—	(184,921)
Total Distributions	(314,046)	(879,562)
Capital Share Transactions
Investor Shares	102,468	186,789
Admiral Shares	488,509	350,524
Net Increase (Decrease) from Capital Share Transactions	590,977	537,313
Total Increase (Decrease)	1,270,870	600,245
Net Assets
Beginning of Period	14,405,634	13,805,389
End of Period[2]	15,676,504	14,405,634
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $53,147,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,000 and $346,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.06	$10.00	$11.34	$10.02	$10.65	$10.50
Investment Operations
Net Investment Income	. 202.416		.430	.453	.469	.491
Net Realized and Unrealized Gain (Loss)
on Investments	.468	.260	(1.148)	1.487	(.525)	.274
Total from Investment Operations	.670	.676	(.718)	1.940	(.056)	.765
Distributions
Dividends from Net Investment Income	(. 210)	(. 435)	(. 446)	(. 466)	(. 481)	(. 499)
Distributions from Realized Capital Gains	—	(.181)	(.176)	(.154)	(. 093)	(.116)
Total Distributions	(. 210)	(. 616)	(. 622)	(. 620)	(. 574)	(. 615)
Net Asset Value, End of Period	$10.52	$10.06	$10.00	$11.34	$10.02	$10.65

Total Return[1]	6.73%	6.71%	-6.33%	19.98%	-0.41%	7.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,362	$4,069	$3,860	$4,714	$4,112	$4,429
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.21%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.98%	3.92%	4.18%	4.30%	4.64%	4.57%
Portfolio Turnover Rate	24%	24%	35%[2]	21%	26%	21%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.06	$10.00	$11.34	$10.02	$10.65	$10.50
Investment Operations
Net Investment Income	. 208.426		.440	.463	.480	.502
Net Realized and Unrealized Gain (Loss)
on Investments	.468	.260	(1.148)	1.487	(.525)	.274
Total from Investment Operations	.676	.686	(.708)	1.950	(.045)	.776
Distributions
Dividends from Net Investment Income	(. 216)	(. 445)	(. 456)	(. 476)	(. 492)	(. 510)
Distributions from Realized Capital Gains	—	(.181)	(.176)	(.154)	(. 093)	(.116)
Total Distributions	(. 216)	(. 626)	(. 632)	(. 630)	(. 585)	(. 626)
Net Asset Value, End of Period	$10.52	$10.06	$10.00	$11.34	$10.02	$10.65

Total Return[1]	6.78%	6.82%	-6.23%	20.10%	-0.31%	7.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,315	$10,336	$9,946	$12,342	$10,026	$9,112
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.08%	4.03%	4.27%	4.40%	4.74%	4.67%
Portfolio Turnover Rate	24%	24%	35%[2]	21%	26%	21%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures.

The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

Long-Term Investment-Grade Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2017, the fund’s average investments in long and short futures contracts represented 6% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Long-Term Investment-Grade Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s

Long-Term Investment-Grade Fund

net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 15% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a

Long-Term Investment-Grade Fund

counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended July 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s

Long-Term Investment-Grade Fund

Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $966,000 for the six months ended July 31, 2017. For the six months ended July 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,010,000, representing 0.01% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,033,608	43,746
Asset-Backed/Commercial Mortgage-Backed Securities	—	—	11,021
Corporate Bonds	—	11,836,464	56,936
Sovereign Bonds	—	216,645	—
Taxable Municipal Bonds	—	2,006,885	—
Temporary Cash Investments	116,223	298,100	—
Options Purchased	—	9	—
Liability for Options Written	(14)	—	—
Futures Contracts—Assets[1]	82	—	—
Futures Contracts—Liabilities[1]	(525)	—	—
Forward Currency Contracts—Assets	—	10	—
Forward Currency Contracts—Liabilities	—	(176)	—
Swap Contracts—Assets	476[1]	419	—
Swap Contracts—Liabilities	(11)[1]	(282)	—
Total	116,231	15,391,682	111,703
1 Represents variation margin on the last day of the reporting period.

E. At July 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	9	9
Other Assets	87	10	890	987
Liability for Options Written	(14)	—	—	(14)
Other Liabilities	(536)	(176)	(282)	(994)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	11,006	—	—	11,006
Options	193	—	15	208
Swap Contracts	(206)	—	21,668	21,462
Forward Currency Contracts	—	(659)	—	(659)
Realized Net Gain (Loss) on Derivatives	10,993	(659)	21,683	32,017

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,641	—	—	2,641
Options	(16)	—	2	(14)
Swap Contracts	(706)	—	3,825	3,119
Forward Currency Contracts	—	(35)	—	(35)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	1,919	(35)	3,827	5,711

At July 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	(3,417)	(403,713)	(75)
10-Year U.S. Treasury Note	September 2017	2,435	306,544	348
Ultra Long U.S. Treasury Bond	September 2017	1,712	281,624	1,288
30-Year U.S. Treasury Bond	September 2017	1,379	210,944	20
Ultra 10-Year U.S. Treasury Note	September 2017	(819)	(110,603)	272
2-Year U.S. Treasury Note	September 2017	(169)	(36,562)	15
Euro-Buxl	September 2017	(10)	(1,919)	51
Euro-Bund	September 2017	(8)	(1,534)	24
Euro-Bobl	September 2017	(4)	(625)	4
Long Gilt	September 2017	1	166	(2)
				1,945

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At July 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	8/15/17	EUR	380	USD	441	10
Bank of America N.A.	8/15/17	USD	4,685	EUR	4,100	(173)
Barclays Capital	8/15/17	USD	129	GBP	100	(3)
						(166)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

At July 31, 2017, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Periodic
				Premium	Unrealized
			Notional	Received	Appreciation
	Termination		Amount	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-IG-S28-V1	6/20/22	CME	2,182,500	1.000	7,961
CDX-NA-IG-S28-V1	6/20/22	ICE	280,000	1.000	1,134
CDX-NA-HY-S28-V1	6/20/22	ICE	815	5.000	7
Total			2,463,315		9,102
CME—Chicago Mercantile Exchange.
ICE—Intercontinental Exchange.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	12/20/21	CITNA	6,000	(52)	1.000	81
BHP Billiton Ltd./A3	6/20/22	BOANA	3,700	(39)	1.000	17
Metlife Inc./A3	12/20/21	GSI	10,000	(28)	1.000	165
Republic of Chile/Aa3	6/20/22	BARC	1,770	(15)	1.000	12
Republic of Chile/Aa3	6/20/22	BNPSW	7,130	(84)	1.000	24
Republic of Colombia/Baa2	6/20/22	CITNA	2,255	38	1.000	10
Republic of Peru/A3	6/20/22	CITNA	1,725	12	1.000	26
Republic of Philippines/Baa2	6/20/22	BARC	1,000	(7)	1.000	6
Rio Tinto Ltd/A3	6/20/22	BOANA	4,600	(27)	1.000	20
United Mexican States/A3	6/20/22	JPMC	1,870	37	1.000	34
						395

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	300	(1)	(1.000)	(5)
Daimler AG	6/20/22	JPMC	395[1]	10	(1.000)	—
Daimler AG	6/20/22	JPMC	395[1]	11	(1.000)	—
Federative Republic of Brazil	6/20/22	DBAG	1,400	(81)	(1.000)	(15)
Federative Republic of Brazil	6/20/22	BARC	998	(57)	(1.000)	(10)
Federative Republic of Brazil	6/20/22	BOANA	426	(24)	(1.000)	(4)
Federative Republic of Brazil	12/20/25	GSCM	315	(70)	(1.000)	(30)
Federative Republic of Brazil	12/20/25	BOANA	315	(75)	(1.000)	(35)
Metro AG	6/20/22	BARC	555[1]	(2)	(1.000)	(2)
Metro AG	6/20/22	BARC	390[1]	(1)	(1.000)	(1)
Metro AG	6/20/22	BARC	390[1]	(1)	(1.000)	(1)
Metro AG	6/20/22	BARC	235[1]	(1)	(1.000)	(1)
Metro AG	6/20/22	BARC	160[1]	—	(1.000)	—
Metro AG	6/20/22	BARC	160[1]	—	(1.000)	—
Metro AG	6/20/22	BARC	160[1]	(1)	(1.000)	(1)
Republic of Argentina	6/20/22	JPMC	800	(63)	(5.000)	(115)
Republic of Argentina	6/20/22	BOANA	330	26	(5.000)	4
Republic of Argentina	6/20/22	MSCS	300	23	(5.000)	4
Republic of Argentina	6/20/22	JPMC	300	23	(5.000)	3
Republic of Indonesia	6/20/22	JPMC	585	(6)	(1.000)	(3)

109

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Korea	6/20/22	BNPSW	3,000	73	(1.000)	13
Republic of South Africa	12/20/20	JPMC	500	(27)	(1.000)	(24)
Republic of Turkey	12/20/19	GSCM	2,185	(27)	(1.000)	(35)
						(258)
						137

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective	Clearing-	Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	house	($000)	(%)	(%)	($000)
9/20/18	9/20/17[1]	CME	10,634	(1.500)	0.000[2]	—
9/20/19	9/20/17[1]	CME	12,111	1.750	(0.000)[2]	(1)
11/30/21	10/04/17[1]	LCH	8,200	(1.866)	0.000[2]	(3)
9/20/22	9/20/17[1]	CME	3,938	2.000	(0.000)[2]	(5)
9/20/24	9/20/17[1]	CME	3,842	2.250	(0.000)[2]	(13)

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective	Clearing-	Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	house	($000)	(%)	(%)	($000)
9/20/27	9/20/17[1]	CME	3,517	2.500	(0.000)[2]	(34)
9/20/32	9/20/17[1]	CME	17,784	(2.500)	0.000[2]	192
9/20/37	9/20/17[1]	CME	30,901	2.500	(0.000)[2]	(546)
9/20/47	9/20/17[1]	CME	44,620	(2.500)	0.000[2]	1,190
						780

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $356,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $11,617,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $2,837,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $14,102,689,000. Net unrealized appreciation of investment securities for tax purposes was $1,516,939,000, consisting of unrealized gains of $1,562,129,000 on securities that had risen in value since their purchase and $45,190,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Investment-Grade Fund

G. During the six months ended July 31, 2017, the fund purchased $1,825,772,000 of investment securities and sold $1,634,677,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $520,010,000 and $125,842,000, respectively.

The following table summarizes the fund’s options written during the six months ended July 31, 2017.

	Options on
	Futures Contracts		Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at January 31, 2017	109	35	—	—
Options Written	1,341	365	30,150	40
Options Expired	(310)	(43)	(13,785)	(18)
Options Closed	(1,100)	(341)	(16,365)	(22)
Options Exercised	—	—	—	—
Balance at July 31, 2017	40	16	—	—

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2017	January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	229,550	22,505	813,492	77,665
Issued in Lieu of Cash Distributions	82,839	8,033	234,231	22,530
Redeemed	(209,921)	(20,525)	(860,934)	(81,658)
Net Increase (Decrease)—Investor Shares	102,468	10,013	186,789	18,537
Admiral Shares
Issued	1,164,775	113,646	2,118,780	200,735
Issued in Lieu of Cash Distributions	179,284	17,384	504,574	48,523
Redeemed	(855,550)	(83,140)	(2,272,830)	(216,381)
Net Increase (Decrease)—Admiral Shares	488,509	47,890	350,524	32,877

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of July 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	4.53%	4.63%

Financial Attributes
		High-Yield	Bloomberg
		Corporate	Barclays
		Composite	Aggregate
	Fund	Index	Bond Index
Number of Bonds	520	1,801	2,043
Yield to Maturity
(before expenses)	4.9%	5.0%	5.9%
Average Coupon	5.7%	5.9%	6.4%
Average Duration	4.1 years	3.9 years	3.8 years
Average Effective
Maturity	4.9 years	4.7 years	4.6 years
Short-Term
Reserves	3.4%	—	—

Sector Diversification (% of portfolio)
Basic Industry	7.2%
Capital Goods	9.2
Communication	22.4
Consumer Cyclical	9.5
Consumer Non-Cyclical	12.3
Energy	13.2
Finance	9.4
Industrial Other	0.4
Other Corporate	2.4
Technology	6.5
Transportation	1.7
Treasury / Agency	4.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Bloomberg
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.93
Beta	0.90	0.74
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.6%
1 - 5 Years	27.8
5 - 10 Years	56.5
10 - 20 Years	4.0
20 - 30 Years	3.7
Over 30 Years	1.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	4.1%
Baa	2.5
Ba	47.3
B	37.7
Caa	8.2
Not Rated	0.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2007, Through July 31, 2017
				High-Yield
				Corporate
				Composite
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	7.13%	-6.43%	0.70%	1.95%
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
2017	6.07	7.36	13.43	16.01
2018	2.74	2.22	4.96	4.14
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended July 31, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	10.23%	6.16%	6.83%	-0.21%	6.62%
Admiral Shares	11/12/2001	10.33	6.27	6.95	-0.21	6.74

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of July 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
	United States Treasury Note/Bond 1.000%		5/31/18	256,325	255,843	1.1%
1	United States Treasury Note/Bond 0.750%		2/28/18	250,000	249,415	1.0%
	United States Treasury Note/Bond 0.625%		8/31/17	245,540	245,425	1.0%
2	United States Treasury Note/Bond 0.625%		11/30/17	235,140	234,773	1.0%
Total U.S. Government and Agency Obligations (Cost $985,845)					985,456	4.1%
Corporate Bonds
Finance
	Banking †				290,345	1.2%
	Finance Companies
[3,4]	AerCap Global Aviation Trust	6.500%	6/15/45	121,250	131,253	0.5%
	Navient Corp.	6.750%	6/25/25	131,465	138,119	0.6%
	Navient Corp.	6.500%	6/15/22	107,700	114,987	0.5%
	Navient Corp.	5.500%–8.000%	3/25/20–9/25/23	188,660	204,670	0.8%
3	Finance Companies—Other †				663,280	2.7%
	Insurance
4	Voya Financial Inc.	5.650%	5/15/53	87,753	94,334	0.4%
3	Insurance—Other †				338,866	1.4%
3	Other Finance †				121,051	0.5%
	Real Estate Investment Trusts †				122,132	0.5%
					2,219,037	9.1%
Industrial
5	Basic Industry
3	United States Steel Corp.	8.375%	7/1/21	88,430	97,605	0.4%
[3,6]	VWR Funding Inc.	4.625%	4/15/22	116,316	142,610	0.6%
3	Basic Industry—Other †				1,639,146	6.7%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Capital Goods
3 Ardagh Packaging Finance
PLC / Ardagh Holdings
USA Inc.	6.000%	2/15/25	93,082	99,365	0.4%
3 Cemex SAB de CV	6.125%	5/5/25	111,200	120,513	0.5%
CNH Industrial Capital
LLC	3.375%–4.875%	4/15/18–4/5/22	194,638	201,986	0.8%
CNH Industrial NV	4.500%	8/15/23	107,785	114,252	0.5%
3 Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	133,849	0.6%
3 Signode Industrial Group
Lux SA/Signode
Industrial Group US Inc.	6.375%	5/1/22	92,625	96,793	0.4%
3 Standard Industries Inc.	6.000%	10/15/25	139,715	149,844	0.6%
TransDigm Inc.	6.500%	7/15/24	96,400	102,063	0.4%
United Rentals North
America Inc.	4.625%–7.625%	4/15/22–1/15/28	250,761	261,855	1.1%
3 Capital Goods—Other †				916,537	3.8%
Communication
3 Altice Financing SA	6.625%	2/15/23	58,671	62,191	0.3%
3 Altice Luxembourg SA	7.625%	2/15/25	40,000	43,750	0.2%
3 Altice US Finance I Corp.	5.500%	5/15/26	83,145	87,926	0.4%
3 CCO Holdings LLC / CCO
Holdings Capital Corp.	5.125%	5/1/23	97,010	101,861	0.4%
3 CCO Holdings LLC / CCO
Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	279,576	295,858	1.2%
3 Cequel Communications
Holdings I LLC / Cequel
Capital Corp.	5.125%	12/15/21	59,340	60,601	0.2%
Charter Communications
Operating LLC / Charter
Communications Operating
Capital	6.484%	10/23/45	44,215	51,886	0.2%
3 Columbus International Inc.	7.375%	3/30/21	61,345	65,486	0.3%
3 CSC Holdings LLC	5.500%–8.625%	2/15/19–4/15/27	162,699	176,544	0.7%
DISH DBS Corp.	6.750%	6/1/21	152,345	167,960	0.7%
DISH DBS Corp.	5.875%	7/15/22	94,575	102,850	0.4%
DISH DBS Corp.	5.000%–7.750%	3/15/23–7/1/26	127,075	144,044	0.6%
Level 3 Financing Inc.	5.125%–5.625%	8/15/22–3/15/26	236,410	246,964	1.0%
Liberty Interactive LLC	8.250%	2/1/30	126,903	138,007	0.6%
Netflix Inc.	5.875%	2/15/25	96,935	108,567	0.4%
3 Numericable Group SA	6.000%	5/15/22	47,955	49,993	0.2%
3 Numericable-SFR SA	7.375%	5/1/26	51,640	55,965	0.2%
3 SFR Group SA	6.250%	5/15/24	20,000	21,075	0.1%
3 Softbank Corp.	4.500%	4/15/20	87,655	90,285	0.4%
Sprint Capital Corp.	6.875%	11/15/28	131,570	143,411	0.6%
Sprint Capital Corp.	8.750%	3/15/32	21,230	26,325	0.1%
3 Sprint Communications
Inc.	6.000%–7.000%	3/1/20–11/15/22	84,295	91,537	0.4%
Sprint Corp.	7.875%	9/15/23	275,709	312,240	1.3%
Sprint Corp.	7.125%–7.625%	9/15/21–2/15/25	188,041	208,785	0.9%
T-Mobile USA Inc.	5.375%	4/15/27	102,055	110,219	0.5%
Time Warner Cable
LLC	5.500%–5.875%	11/15/40–9/1/41	67,896	72,765	0.3%

117

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
3 Unitymedia Hessen
GmbH & Co. KG / Unitymedia
NRW GmbH	5.500%	1/15/23	27,954	29,072	0.1%
3 Univision Communications
Inc.	5.125%	2/15/25	200,720	201,222	0.8%
Videotron Ltd.	5.000%	7/15/22	108,654	116,124	0.5%
3 Virgin Media Finance
plc	6.000%– 6.375%	4/15/23–10/15/24	22,550	23,799	0.1%
3 Virgin Media Secured
Finance plc	5.500%	1/15/25–8/15/26	31,685	33,186	0.1%
3 VTR Finance BV	6.875%	1/15/24	88,555	94,311	0.4%
Zayo Group LLC / Zayo
Capital Inc.	6.000%	4/1/23	104,300	110,037	0.4%
3 Communication—Other †				1,609,153	6.6%
5 Consumer Cyclical
3 Adient Global Holdings Ltd.	4.875%	8/15/26	124,787	126,659	0.5%
3 Hilton Worldwide Finance
LLC / Hilton Worldwide
Finance Corp.	4.625%	4/1/25	105,130	108,941	0.5%
3 Consumer Cyclical—Other †				1,857,175	7.6%
5 Consumer Noncyclical
CHS/Community Health
Systems Inc.	6.875%	2/1/22	173,590	148,853	0.6%
CHS/Community Health
Systems Inc.	6.250%	3/31/23	120,190	123,045	0.5%
CHS/Community Health
Systems Inc.	5.125%–7.125%	7/15/20–8/1/21	48,900	47,836	0.2%
HCA Holdings Inc.	6.250%	2/15/21	27,980	30,358	0.1%
HCA Inc.	6.500%	2/15/20	127,050	138,802	0.6%
HCA Inc.	4.750%–7.690%	3/15/22– 6/15/26	307,685	333,008	1.4%
3 Post Holdings Inc.	5.000%	8/15/26	108,605	111,320	0.5%
Tenet Healthcare Corp.	4.375%	10/1/21	106,480	108,343	0.4%
Tenet Healthcare Corp.	8.125%	4/1/22	87,825	94,192	0.4%
3 Tenet Healthcare Corp.	4.500%–7.500%	3/1/19–7/15/24	107,402	110,946	0.5%
THC Escrow Corp. II	6.750%	6/15/23	18,850	18,662	0.1%
3 Valeant Pharmaceuticals
International Inc.	5.375%–7.000%	3/15/20–3/15/24	203,860	204,084	0.8%
3 VRX Escrow Corp.	6.125%	4/15/25	73,000	62,141	0.2%
3 Consumer Noncyclical—Other †				1,268,176	5.2%
Energy
Continental Resources Inc.	5.000%	9/15/22	110,959	109,849	0.5%
Energy Transfer Equity LP	5.500%	6/1/27	98,160	103,068	0.4%
Energy Transfer Equity
LP	5.875%–7.500%	10/15/20–1/15/24	134,126	148,436	0.6%
Matador Resources Co.	6.875%	4/15/23	102,250	108,385	0.4%
WPX Energy Inc.	5.250%	9/15/24	112,100	110,979	0.5%
3 Energy—Other †				2,653,734	10.9%
3 Other Industrial †				96,550	0.4%
Technology
Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,245	97,712	0.4%
Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	64,551	0.3%
3 First Data Corp.	7.000%	12/1/23	181,545	195,842	0.8%
3 First Data Corp.	5.750%	1/15/24	131,820	138,905	0.6%
3 First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	127,268	0.5%

118

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[5,7,8] First Data Corp. Bank Loan		3.477%	7/8/22	20,495	20,536	0.1%
	Infor US Inc.	6.500%	5/15/22	97,200	101,088	0.4%
	Nokia Oyj	6.625%	5/15/39	117,400	135,450	0.5%
	Nokia Oyj	4.375%	6/12/27	13,650	13,997	0.1%
3	Technology—Other †				807,843	3.3%
	Transportation
3	Hertz Corp.	5.500%	10/15/24	119,730	97,580	0.4%
3	Transportation—Other †				343,913	1.4%
					19,698,644	81.0%
Utilities
	Electric
	AES Corp.	5.500%	3/15/24	139,956	146,254	0.6%
	Electric—Other †				216,620	0.9%
					362,874	1.5%
Total Corporate Bonds (Cost $21,396,326)					22,280,555	91.6%
[3]Sovereign Bonds (Cost $58,395) †					59,454	0.2%

				Shares
Preferred Stocks
	GMAC Capital Trust I Pfd.
	(Cost $123,776)	8.125%		4,743,200	125,742	0.5%
Temporary Cash Investments

				Face
				Amount
				($000)
Repurchase Agreements
	Bank of America Securities,
	LLC (Dated 7/31/17,
	Repurchase Value
	$127,404,000, collateralized
	by U. S. Treasury Note/Bond
	2.000%–2.500%,
	8/15/25–2/15/45, with a
	value of $129,948,000)	1.050%	8/1/17	127,400	127,400	0.5%
	Bank of Montreal (Dated 7/31/17,
	Repurchase Value $38,401,000,
	collateralized by U. S. Treasury
	Note/Bond 1.000%–3.625%,
	5/15/18–2/15/44, with a value
	of $39,168,000)	1.030%	8/1/17	38,400	38,400	0.2%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
RBC Capital Markets LLC
(Dated 7/31/17, Repurchase Value
$279,308,000, collateralized
by Federal Home Loan
Mortgage Corp. 2.121%–5.000%,
6/1/26– 6/1/47, Federal National
Mortgage Assn. 1.232%-6.000%,
5/1/21–8/1/47, Government
National Mortgage Assn.
2.125%–4.000%, 6/20/42– 6/20/47,
and U.S. Treasury Note/Bond
2.375%, 5/31/18, with a
value of $284,886,000)	1.030%	8/1/17	279,300	279,300	1.1%
TD Securities (USA) LLC
(Dated 7/31/17, Repurchase
Value $378,411,000, collateralized
by Federal Home Loan Bank
0.000%, 4/20/18, Federal Home
Loan Mortgage Corp.
3.500%–4.500%, 1/1/29– 6/1/47,
Federal National Mortgage Assn.
4.000%–4.500%, 1/1/42–5/1/47,
and Government National
Mortgage Assn. 3.000%–4.500%,
12/20/41– 6/20/46,
with a value of $385,968,000) 1.040%		8/1/17	378,400	378,400	1.6%
Total Temporary Cash Investments (Cost $823,500)				823,500	3.4%
Total Investments (Cost $23,387,842)				24,274,707	99.8%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,546
Receivables for Investment Securities Sold				33,750
Receivables for Accrued Income				348,633
Receivables for Capital Shares Issued				24,478
Other Assets				14,713
Total Other Assets				423,120	1.7%
Liabilities
Payables for Investment Securities Purchased				(294,365)
Payables for Capital Shares Redeemed				(19,105)
Payables for Distributions				(25,662)
Payables to Investment Advisor				(1,750)
Payables to Vanguard				(23,803)
Other Liabilities				(8,913)
Total Liabilities				(373,598)	(1.5%)
Net Assets				24,324,229	100.0%

High-Yield Corporate Fund

At July 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	23,838,567
Overdistributed Net Investment Income	(18,198)
Accumulated Net Realized Losses	(380,346)
Unrealized Appreciation (Depreciation)
Investment Securities	886,865
Swap Contracts	2,808
Forward Currency Contracts	(4,935)
Foreign Currencies	(532)
Net Assets	24,324,229

Investor Shares—Net Assets
Applicable to 736,561,686 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,410,722
Net Asset Value Per Share—Investor Shares	$5.99

Admiral Shares—Net Assets
Applicable to 3,325,424,707 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,913,507
Net Asset Value Per Share—Admiral Shares	$5.99

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $27,286,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $1,112,000 have been segregated as collateral for open forward currency contracts.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $8,794,680,000, representing 36.2% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2017, the aggregate value of these securities was $353,533,000, representing 1.5% of net assets.
6 Face amount denominated in euro.
7 Adjustable-rate security.
8 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July31,2017
($000)
Investment Income
Income
Dividends	4,028
Interest	621,701
Total Income	625,729
Expenses
Investment Advisory Fees—Note B	3,416
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,558
Management and Administrative—Admiral Shares	8,411
Marketing and Distribution—Investor Shares	347
Marketing and Distribution—Admiral Shares	836
Custodian Fees	73
Shareholders’ Reports—Investor Shares	336
Shareholders’ Reports—Admiral Shares	297
Trustees’ Fees and Expenses	16
Total Expenses	17,290
Expenses Paid Indirectly	(45)
Net Expenses	17,245
Net Investment Income	608,484
Realized Net Gain (Loss)
Investment Securities Sold	52,001
Swap Contracts	15,372
Foreign Currencies and Forward Currency Contracts	(22,055)
Realized Net Gain (Loss)	45,318
Change in Unrealized Appreciation (Depreciation)
Investment Securities	464,889
Swap Contracts	12
Foreign Currencies and Forward Currency Contracts	(3,355)
Change in Unrealized Appreciation (Depreciation)	461,546
Net Increase (Decrease) in Net Assets Resulting from Operations	1,115,348

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2017	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	608,484	1,074,915
Realized Net Gain (Loss)	45,318	(149,840)
Change in Unrealized Appreciation (Depreciation)	461,546	1,459,751
Net Increase (Decrease) in Net Assets Resulting from Operations	1,115,348	2,384,826
Distributions
Net Investment Income
Investor Shares	(112,064)	(214,154)
Admiral Shares	(506,740)	(868,161)
Realized Capital Gain[1]
Investor Shares	—	(1,361)
Admiral Shares	—	(5,788)
Total Distributions	(618,804)	(1,089,464)
Capital Share Transactions
Investor Shares	256,368	191,308
Admiral Shares	1,789,366	3,508,168
Net Increase (Decrease) from Capital Share Transactions	2,045,734	3,699,476
Total Increase (Decrease)	2,542,278	4,994,838
Net Assets
Beginning of Period	21,781,951	16,787,113
End of Period[2]	24,324,229	21,781,951
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $7,150,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($18,198,000) and $3,053,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.86	$5.46	$5.98	$6.04	$6.12	$5.82
Investment Operations
Net Investment Income	.154	.315	.327	.331	.348	.372
Net Realized and Unrealized Gain (Loss)
on Investments	.133	. 404	(. 495)	(. 059)	(. 080)	. 300
Total from Investment Operations	.287	.719	(.168)	.272	.268	.672
Distributions
Dividends from Net Investment Income	(.157)	(. 317)	(. 323)	(. 332)	(. 348)	(. 372)
Distributions from Realized Capital Gains	—	(.002)	(.029)	—	—	—
Total Distributions	(.157)	(. 319)	(. 352)	(. 332)	(. 348)	(. 372)
Net Asset Value, End of Period	$5.99	$5.86	$5.46	$5.98	$6.04	$6.12

Total Return[1]	4.96%	13.43%	-2.99%	4.56%	4.53%	11.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,411	$4,064	$3,604	$4,176	$4,394	$5,607
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.27%	5.48%	5.61%	5.46%	5.76%	6.25%
Portfolio Turnover Rate	29%	26%	34%	35%	28%	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2017	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$5.86	$5.46	$5.98	$6.04	$6.12	$5.82
Investment Operations
Net Investment Income	.157	.320	.333	.337	.354	.378
Net Realized and Unrealized Gain (Loss)
on Investments	.133	. 404	(. 495)	(. 059)	(. 080)	. 300
Total from Investment Operations	.290	.724	(.162)	.278	.274	.678
Distributions
Dividends from Net Investment Income	(.160)	(. 322)	(. 329)	(. 338)	(. 354)	(. 378)
Distributions from Realized Capital Gains	—	(.002)	(.029)	—	—	—
Total Distributions	(.160)	(. 324)	(. 358)	(. 338)	(. 354)	(. 378)
Net Asset Value, End of Period	$5.99	$5.86	$5.46	$5.98	$6.04	$6.12

Total Return[1]	5.01%	13.54%	-2.90%	4.66%	4.64%	12.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,914	$17,718	$13,183	$12,879	$11,962	$12,713
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.37%	5.58%	5.71%	5.56%	5.86%	6.35%
Portfolio Turnover Rate	29%	26%	34%	35%	28%	30%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations

High-Yield Corporate Fund

under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2017, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability)

High-Yield Corporate Fund

and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearing-house; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended July 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0%of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse

High-Yield Corporate Fund

group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2014–2017), and for the period ended July 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2017, or at any time during the period then ended.

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2017, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

High-Yield Corporate Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,546,000, representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2017, custodian fee offset arrangements reduced the fund’s expenses by $45,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	985,456	—
Corporate Bonds	—	22,280,555	—
Sovereign Bonds	—	59,454	—
Preferred Stocks	—	125,742	—
Temporary Cash Investments	—	823,500	—
Forward Currency Contracts—Liabilities	—	(4,935)	—
Swap Contracts—Assets	105[1]	—	—
Total	105	24,269,772	—
1 Represents variation margin on the last day of the reporting period.

High-Yield Corporate Fund

F. At July 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	105	105
Other Liabilities	(4,935)	—	(4,935)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended July 31, 2017, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	(15,487)	—	(15,487)
Swap Contracts	—	15,372	15,372
Realized Net Gain (Loss) on Derivatives	(15,487)	15,372	115

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(2,803)	—	(2,803)
Swap Contracts	—	12	12
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,803)	12	(2,791)

At July 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	8/31/17	USD	195,387	EUR	167,760	(3,568)
Deutsche Bank AG	8/31/17	USD	39,864	GBP	30,534	(468)
Bank of America N.A.	8/31/17	USD	35,057	EUR	30,050	(581)
UBS AG	8/31/17	USD	25,778	EUR	22,005	(318)
						(4,935)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

High-Yield Corporate Fund

At July 31, 2017, the fund had the following open credit default swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S28-V1-5Y	6/20/22	ICE	550,000	—	5.000	2,808
ICE—Intercontinental Exchange.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the six months ended July 31, 2017, the fund realized net foreign currency losses of $22,055,000 (including gains and losses on foreign currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $10,674,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2017, the fund had available capital losses totaling $433,499,000 that may be carried forward indefinitely to offset future net gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2017, the cost of investment securities for tax purposes was $23,387,842,000. Net unrealized appreciation of investment securities for tax purposes was $886,865,000, consisting of unrealized gains of $1,139,269,000 on securities that had risen in value since their purchase and $252,404,000 in unrealized losses on securities that had fallen in value since their purchase.

High-Yield Corporate Fund

H. During the six months ended July 31, 2017, the fund purchased $4,266,405,000 of investment securities and sold $2,988,876,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2017		January 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	688,858	116,397	1,127,295	196,779
Issued in Lieu of Cash Distributions	94,925	15,984	182,281	31,696
Redeemed	(527,415)	(89,216)	(1,118,268)	(194,998)
Net Increase (Decrease)—Investor Shares	256,368	43,165	191,308	33,477
Admiral Shares
Issued	2,845,210	480,989	5,533,547	963,223
Issued in Lieu of Cash Distributions	374,119	62,990	619,169	107,538
Redeemed	(1,429,963)	(241,832)	(2,644,548)	(461,617)
Net Increase (Decrease)—Admiral Shares	1,789,366	302,147	3,508,168	609,144

J. Management has determined that no material events or transactions occurred subsequent to July 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2017	7/31/2017	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,015.41	$1.00
Admiral Shares	1,000.00	1,015.91	0.50
Institutional Shares	1,000.00	1,016.06	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,032.96	$1.01
Admiral Shares	1,000.00	1,033.47	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,067.25	$1.13
Admiral Shares	1,000.00	1,067.80	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,049.56	$1.17
Admiral Shares	1,000.00	1,050.07	0.66
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.70	$1.10
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.65	$1.15
Admiral Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the
Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for
Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, and Vanguard Long-Term Investment-Grade Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board also has renewed the investment advisory arrangements between Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund and the funds’ advisor, Wellington Management Company LLP (Wellington Management). The board determined that renewing the funds’ advisory arrangements was in the best interests of each fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Vanguard. Vanguard has been managing investments for more than three decades and has advised the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds since their inceptions, and a portion of the Long-Term Investment-Grade Fund since 2013. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct detailed credit analysis. For the Long-Term Investment-Grade Fund, the team conducts independent credit analysis on individual issuers in the universe of bonds considered for the fund. The portfolio manager draws upon the sector experience of these analysts and the broader fixed income team at Wellington Management to manage the fund’s duration, sector, quality, and curve positioning. For the High-Yield Corporate

Fund, the advisor focuses on higher-quality high-yield bonds, as it expects these higher-quality issues to offer a more favorable risk/reward trade-off over the long-term. The team’s credit analysis seeks to identify companies whose fundamentals are stable or improving and whose securities offer an attractive yield. The firm has managed the Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate or expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and High-Yield Corporate Funds, because Wellington Management is independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade and High-Yield Corporate Funds’ shareholders benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board concluded that with regard to the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds, the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield
Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

Vanguard Bond Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions
Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Funds or any owners or purchasers of the Vanguard Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Bond
Funds or the owners of Vanguard Bond Funds into consideration in determining, composing or calculating the Barclays
Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD
BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN
IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT
TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY
INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA
INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Gregory Davis

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (18.5%)
U.S. Government Securities (18.4%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	170,900	200,582
1	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	877,000	925,601
1	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	1,172,313	1,173,061
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	41,800	43,079
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	71,300	70,050
	United States Treasury Note/Bond	1.500%	8/31/18	769,000	770,800
	United States Treasury Note/Bond	1.500%	12/31/18	914,400	916,832
	United States Treasury Note/Bond	1.125%	1/15/19	422,900	421,775
	United States Treasury Note/Bond	1.250%	1/31/19	211,000	210,770
	United States Treasury Note/Bond	1.500%	2/28/19	190,000	190,505
	United States Treasury Note/Bond	0.750%	7/15/19	183,450	181,330
1	United States Treasury Note/Bond	0.750%	8/15/19	359,886	355,499
	United States Treasury Note/Bond	1.000%	8/31/19	19	19
	United States Treasury Note/Bond	1.625%	8/31/19	430,000	432,352
	United States Treasury Note/Bond	0.875%	9/15/19	79,270	78,453
2	United States Treasury Note/Bond	1.375%	2/15/20	558,687	557,816
	United States Treasury Note/Bond	1.375%	3/31/20	157,000	156,705
	United States Treasury Note/Bond	1.625%	6/30/20	75,000	75,258
1	United States Treasury Note/Bond	1.625%	7/31/20	76,000	76,249
	United States Treasury Note/Bond	2.000%	7/31/20	300,000	304,218
	United States Treasury Note/Bond	2.625%	8/15/20	300,000	309,750
3	United States Treasury Note/Bond	1.375%	8/31/20	800,000	796,128
	United States Treasury Note/Bond	2.125%	8/31/20	940,000	956,600
	United States Treasury Note/Bond	1.375%	9/30/20	457,000	454,432
	United States Treasury Note/Bond	2.000%	9/30/20	75,000	76,031
1,3	United States Treasury Note/Bond	1.375%	10/31/20	485,000	481,891
3	United States Treasury Note/Bond	1.625%	11/30/20	749,000	749,816
1	United States Treasury Note/Bond	2.000%	11/30/20	446,000	451,923
	United States Treasury Note/Bond	1.500%	8/15/26	3,840	3,602
					11,421,127
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	19,258	19,203
4,5,6	Fannie Mae Pool	2.625%	12/1/32	260	267
4,5,6	Fannie Mae Pool	2.685%	7/1/32	264	281
4,5,6	Fannie Mae Pool	3.000%	9/1/32	211	222
4,5,6	Fannie Mae Pool	3.035%	8/1/33	3,317	3,461
4,5,6	Fannie Mae Pool	3.077%	5/1/33	1,792	1,898
4,5,6	Fannie Mae Pool	3.105%	6/1/33	2,205	2,296
4,5,6	Fannie Mae Pool	3.229%	7/1/33	2,444	2,520
4,5,6	Fannie Mae Pool	3.286%	8/1/37	482	494
4,5,6	Fannie Mae Pool	3.437%	2/1/37	919	976
4,5,6	Fannie Mae Pool	3.578%	5/1/33	321	342
4,5,6	Freddie Mac Non Gold Pool	2.754%	9/1/32	55	60
4,5,6	Freddie Mac Non Gold Pool	2.864%	8/1/32	685	708
4,5,6	Freddie Mac Non Gold Pool	2.932%	8/1/32	562	600
4,5,6	Freddie Mac Non Gold Pool	3.055%	8/1/37	1,991	2,092
4,5,6	Freddie Mac Non Gold Pool	3.143%	9/1/32	803	823
4,5,6	Freddie Mac Non Gold Pool	3.211%	8/1/33	644	683
4,5,6	Freddie Mac Non Gold Pool	3.435%	10/1/32	439	467
4,5,6	Freddie Mac Non Gold Pool	3.586%	1/1/33	375	406
4,5,6	Freddie Mac Non Gold Pool	3.711%	2/1/33	275	284

					38,083

Total U.S. Government and Agency Obligations (Cost $11,498,867)					11,459,210

Asset-Backed/Commercial Mortgage-Backed Securities (16.5%)
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	11,675	11,679
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,336
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	70,795	70,801
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	20,510	20,495
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.776%	5/15/20	27,587	27,601

		1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,844	13,497
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,566
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,381	18,153
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	15,465	16,000
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,690	7,018
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	3,012
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,984	17,252
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	12,504
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	5,684	5,689
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,621
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,507	1,510
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,698
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	5,129	5,140
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,231
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,912
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,253
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	21,559	21,559
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	7,120	7,142
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	12,055	12,198
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	9,037
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	15,470	15,490
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	9,420	9,563
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,984
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	15,130	15,130
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	4,770	4,788
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	5,600	5,682
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,607
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,137
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,569
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,693
4,7	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	6,105	6,011
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,740	13,615
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	16,519	16,331
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	15,852
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	15,210	15,207
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,534
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,792
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	43,364
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	21,840	22,014
4,7	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	17,190	17,330
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	5,005
4	Banc of America Commercial Mortgage Trust 2008-1	6.222%	2/10/51	48,557	49,128
4	Banc of America Commercial Mortgage Trust 2008-1	6.266%	2/10/51	2,513	2,530
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	7,073
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	1,600	1,625
4	Banc of America Funding 2006-H Trust	3.463%	9/20/46	13,912	12,506
4	BANK 2017 - BNK4	3.625%	5/15/50	24,660	25,699
4	BANK 2017 - BNK5	3.390%	6/15/60	23,820	24,410
4	BANK 2017 - BNK6	3.518%	7/15/60	13,190	13,657
4	Bank of America Mortgage 2002-J Trust	3.962%	9/25/32	18	18
4,6,7	Bank of America Student Loan Trust 2010-1A	2.114%	2/25/43	13,204	13,267
7	Bank of Nova Scotia	1.875%	9/20/21	28,850	28,378
4,8	Bear Stearns ARM Trust 2006-4	3.300%	10/25/36	22,256	19,688
4,8	Bear Stearns ARM Trust 2007-3	3.653%	5/25/47	15,034	14,906
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	1.726%	7/15/20	59,345	59,511
4,6	Brazos Higher Education Authority Inc. Series 2005-3	1.496%	6/25/26	12,660	12,584
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.989%	2/25/30	21,223	21,354
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.896%	7/17/23	25,050	25,242
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	4,883	4,884
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	9,123	9,079
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	13,690	13,845

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	8,400	8,395
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	7,160	7,155
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,507
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,192
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	12,757	12,794
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	10,740	10,757
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,004
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	2,789	2,790
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,915
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,133
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	5,440	5,549
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	22,240	22,298
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	20,360	20,455
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,212
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,978
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,647
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	10,290	10,273
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	6,110	6,084
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,360
4	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	34,810	35,759
4,6,7	CARDS II Trust 2016-1A	1.926%	7/15/21	56,125	56,356
4	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	3,608	3,612
4	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,531
4	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,739
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,860
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,887
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,606
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,839
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,825
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,701
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	4,023
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	2,005	1,953
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	34,680	36,322
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	12,810	13,292
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	11,442	11,783
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,160	21,273
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.753%	12/15/47	14,930	16,812
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,764	25,985
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	83,557	83,461
4	CHL Mortgage Pass-Through Trust 2003-HYB3	3.399%	11/19/33	963	940
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	3.244%	3/20/36	9,674	8,553
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	3.354%	2/25/47	10,953	9,453
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	2,261	2,261
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,792
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,200
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,256
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	700	707
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	16,900	16,957
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,582
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,295
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	16,000
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	5,040	5,100
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,589
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	10,730	10,709
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,960	5,897
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	6,118	6,290
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,203
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,810	3,812
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,350	6,500
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	22,885	23,161
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,613
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	4,130
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	19,843	21,238
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	6,872	7,200

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	40,226	42,570
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	26,827
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	12,875
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,689
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.462%	7/10/47	6,380	6,602
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	18,100	18,689
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	39,990	41,783
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,379
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.531%	10/10/47	1,035	1,039
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	38,647
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	27,532	28,988
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	16,286	17,123
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	4,000	4,007
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	33,560	33,988
4,8	Citigroup Mortgage Loan Trust 2007-AR8	3.571%	7/25/37	884	829
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	21,614	21,549
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	14,559	14,401
4,6,7	Colony American Homes 2014-1A	2.376%	5/17/31	11,379	11,406
4,6,7	Colony American Homes 2014-1A	2.576%	5/17/31	15,545	15,535
4,6,7	Colony American Homes 2014-2	2.577%	7/17/31	10,473	10,482
4,6,7	Colony American Homes 2015-1	2.726%	7/17/32	821	822
4,6,7	Colony American Homes 2015-1A	2.426%	7/17/32	10,999	11,010
4,6,7	Colony Starwood Homes 2016-1A Trust	2.728%	7/17/33	8,491	8,600
4,6,7	Colony Starwood Homes 2016-1A Trust	3.378%	7/17/33	3,740	3,775
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,013
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,279
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,416	23,742
4,7	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,678
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,971	11,100
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	2,029
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,659
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	19,839	20,132
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	9,520	10,061
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	13,320	14,216
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	43,975	47,546
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,392
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,790	8,257
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,651	44,568
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	26,960	29,094
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	12/10/23	4,517	4,977
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	12/10/23	8,240	8,615
4,7	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	17,605
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,395
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	2,910	3,006
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	38,814	40,631
4	COMM 2013-CCRE9 Mortgage Trust	4.231%	7/10/45	27,409	29,713
4,7	COMM 2013-CCRE9 Mortgage Trust	4.255%	7/10/45	12,690	13,246
4,7	COMM 2013-CCRE9 Mortgage Trust	4.255%	7/10/45	11,250	12,079
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	21,393	21,673
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,269
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,673
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,205
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,158
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,571
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	34,835
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	1,915	2,037
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	17,690	19,104
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,050
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	21,685
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,452
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,930	2,028
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	50,346
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	29,018
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	10,175	10,333

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	4,252	4,419
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,552	30,112
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,520	1,562
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,585	38,120
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	36,723	38,120
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,304
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	36,837
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	19,415	20,341
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	30,051	31,639
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	22,939
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	11,974	12,475
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	8,118	8,246
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	18,400	18,730
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,446
7	Commonwealth Bank of Australia	2.125%	7/22/20	14,920	14,937
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	43,885
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.310%	2/15/41	33,834	34,237
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	14,528	15,043
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	43,728
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	17,422
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.359%	8/15/48	10,600	10,672
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	39,572	41,675
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	7,660	7,905
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	39,930	40,819
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	31,360	32,037
4	DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	2,050	1,958
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	21,940	22,361
4,6	Discover Card Execution Note Trust 2017-A5	1.829%	12/15/26	33,850	33,994
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	6,318	6,348
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,860	5,945
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	12,431	12,472
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,641
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	16,623	16,699
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	15,845	16,076
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	2,042	2,043
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	24,600	24,815
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,842
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	7,780	7,893
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	914	914
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	9,290	9,314
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	15,770	15,964
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,729
4,7	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	26,800	26,803
4,7	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	20,820	20,841
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,568
4	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	12,160	12,166
4,6,7	Edsouth Indenture No 9 LLC 2015-1	2.032%	10/25/56	21,781	21,775
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,847
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,362
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	9,650	9,620
4,6,7	Evergreen Credit Card Trust Series 2016-3	1.726%	11/16/20	27,030	27,134
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.732%	7/25/25	522	522
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.832%	4/25/28	2,212	2,214
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.932%	4/25/28	1,375	1,377
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	2.682%	1/25/29	6,715	6,801
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05	2.582%	1/25/29	3,373	3,401
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	15,880	15,898
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	6,470	6,350
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	5,760	5,665

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	28,420	29,634
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	26,950	28,245
4,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.536%	11/25/36	7,291	6,343
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.996%	1/25/37	14,223	12,504
4,7	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	16,140	16,102
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	16,270	16,303
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,808
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,498	20,673
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,867
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	29,520	29,824
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,550
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	12,059
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,411
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	61,792
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	6,995
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	20,800	20,931
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	74,340	73,879
4,7	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	21,295	21,543
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,100	7,101
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,550	8,554
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,196
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,641
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,652
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	4,473	4,496
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,275	68,276
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	23,545	23,791
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.756%	7/15/20	48,100	48,254
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.482%	10/25/28	1,279	1,281
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	3.432%	10/25/28	2,570	2,623
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.332%	12/25/28	3,381	3,392
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	3.232%	12/25/28	6,490	6,645
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	2,119	2,095
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,141	28,125
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	6,350	6,356
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,132
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,469
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	22,980	22,993
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	3,550	3,552
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,867
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,923
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,486
4,8	GMACM Mortgage Loan Trust 2005-AR6	3.477%	11/19/35	2,775	2,588
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,859
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	9,360	9,363
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	2.076%	5/17/21	40,750	41,114
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	12,043
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,824
4,6,7	Golden Credit Card Trust 2015-1A	1.666%	2/15/20	59,900	59,947
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	53,571

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	67,360	66,959
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,306
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	4,920	4,929
4,7	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	36,047	36,706
4	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	24,410	25,062
4,7	GS Mortgage Securities Corporation Trust 2012-
	ALOHA	3.551%	4/10/34	32,716	34,404
4,7	GS Mortgage Securities Trust 2010-C2	5.183%	12/10/43	3,530	3,884
4,7	GS Mortgage Securities Trust 2011-GC3	5.632%	3/10/44	2,280	2,481
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,099
4	GS Mortgage Securities Trust 2012-GCJ7	5.702%	5/10/45	7,150	7,727
4	GS Mortgage Securities Trust 2013-GC13	4.033%	7/10/46	22,934	24,819
4,7	GS Mortgage Securities Trust 2013-GC13	4.066%	7/10/46	5,650	5,713
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	13,060	13,397
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,449
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	21,619	21,760
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,652
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	16,880	18,008
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	53,432
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	41,343	43,979
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,476
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	44,760	47,685
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	13,980
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	11,354
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	17,764
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	27,150	28,432
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,290	39,981
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40,515	41,595
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,551	15,314
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	20,702	21,351
4	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	12,080	12,391
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,331
4,7	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	13,570	13,508
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,810	60,645
4,7	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	19,630	19,472
4,7	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	5,330	5,318
4,7	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,290	3,428
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	30,910	30,847
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	15,185
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	21,250	21,263
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,421
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,790	9,801
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,520
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,494
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,368
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,739
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,063
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,522
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,416
6	Illinois Student Assistance Commission Series 2010-1	2.364%	4/25/22	5,010	5,030
4,6,7	Invitation Homes 2014-SFR2 Trust	2.326%	9/17/31	11,170	11,170
4,6,7	Invitation Homes 2014-SFR2 Trust	2.829%	9/17/31	8,980	8,980
4,6,7	Invitation Homes 2015-SFR2 Trust	2.579%	6/17/32	7,320	7,340
4,6,7	Invitation Homes 2015-SFR2 Trust	2.879%	6/17/32	2,850	2,861
4,6,7	Invitation Homes 2015-SFR3 Trust	2.976%	8/17/32	3,200	3,206
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,791	15,211
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	2,013	2,027
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,583
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,352	1,407

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	2,133	2,144
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,311	3,472
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.533%	11/15/43	6,225	6,643
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.533%	11/15/43	7,100	7,536
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	14,680	14,845
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	27,191	29,136
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,132
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.407%	8/15/46	4,100	4,524
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	16,129	16,861
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,358
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,135
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,724
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	6,043
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	40,726
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	15,150	16,204
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	9,350	9,368
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,109
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	1,300	1,381
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	14,880	16,053
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,789
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	21,150	22,826
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	9,770	10,106
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	369	369
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	14,554	14,783
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	14,370	15,028
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	12,517	12,946
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,866	18,772
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	7,520	7,985
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,298
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	13,870	14,902
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	5,923	5,998
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,247

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	29,243
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	19,127
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.063%	11/15/45	13,360	13,940
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,860	24,655
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	36,630	39,380
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	13,940
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	13,200	14,169
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	5,850	5,978
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	10,790
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	29,560	30,071
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	48,480	50,164
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	16,945	17,213
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	23,680	24,558
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	40,150	42,282
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	15,901	16,854
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	9,210	9,700
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	12,061	12,556
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	22,187	23,392
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP5	3.723%	3/15/50	33,410	35,142
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP7	3.454%	9/15/50	20,090	20,675
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	14,563	14,693
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	18,964
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,055
4	MASTR Adjustable Rate Mortgages Trust 2004-3	3.149%	4/25/34	789	730
4,6	MBNA Credit Card Master Note Trust 2004-A3	1.486%	8/16/21	30,595	30,649
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	2.948%	2/25/33	1,504	1,473
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	3.554%	7/25/33	514	512
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	2,998	3,017
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	2,577	2,589
4,7	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	5,889	5,906
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	11,312	11,336
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,890
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,548	22,302
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,094
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,796	5,897
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	28,493	30,647
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	3,372	3,390

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	7,082	7,159
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	8,445	9,000
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.170%	8/15/46	45,116	48,731
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,498
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,830	4,149
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	8,863
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,506
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,983
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	28,116
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,782
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,773
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	43,080	45,603
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	22,440	24,022
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.893%	4/15/47	1,895	1,995
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	38,845	41,245
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	10,137
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.323%	6/15/47	22,920	24,260
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.756%	6/15/47	12,300	12,691
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	32,178	33,805
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	7,460	7,817
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	13,400	14,228
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	23,220	24,075
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	45,626	46,447
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	4,230	4,364
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	11,828	12,429
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	20,280	21,031
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	7,814	8,166
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.753%	5/15/49	2,210	2,320
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	28,827	30,265
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	9,396	9,442
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,614
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,597
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,451
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	29,614
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	25,372

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	28,871	30,149
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	30,004	31,654
4	Morgan Stanley Capital I Trust 2015-UBS8	4.590%	12/15/48	11,440	11,586
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	7,260
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	3.131%	6/25/36	6,692	6,378
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	37,985	38,061
4,6	Navient Student Loan Trust 2015-3	1.882%	6/26/56	23,540	23,445
4,6,7	Navient Student Loan Trust 2016-3	2.082%	6/25/65	7,990	8,081
4,6,7	Navient Student Loan Trust 2016-6A	1.982%	3/25/66	30,520	30,619
4,6,7	Navient Student Loan Trust 2017-4A	1.730%	9/27/66	11,080	11,080
4,6,7	Navistar Financial Dealer Note Master Trust II 2016-1A	2.582%	9/27/21	28,280	28,426
4,6	New Mexico Educational Assistance Foundation 2013-1	1.927%	1/2/25	18,251	18,170
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,353
6	North Carolina State Education Assistance Authority
	2011-1	2.214%	1/26/26	4,480	4,482
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,719
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,417
4,6,7	Pepper Residential Securities Trust 2017A-A1UA	2.324%	3/10/58	28,759	28,787
4,6,7	Pepper Residential Securities Trust 2018A-A1UA	2.174%	3/12/47	4,286	4,284
4,6,7	PFS Financing Corp. 2015-AA	1.846%	4/15/20	10,150	10,165
4,6,7	PHEAA Student Loan Trust 2016-2A	2.182%	11/25/65	36,295	36,380
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	14,440	14,437
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,219	7,275
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,139	25,357
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,607
4,6,7	Resimac Premier Series 2014-1A	1.936%	12/12/45	9,193	9,200
4,6,7	Resimac Premier Series 2016-1A	2.614%	10/10/47	59,321	59,523
4,8	RFMSI Series 2006-SA2 Trust	4.454%	8/25/36	15,870	14,155
4,8	RFMSI Series 2006-SA3 Trust	4.480%	9/25/36	5,124	4,565
	Royal Bank of Canada	2.200%	9/23/19	7,813	7,852
4	Royal Bank of Canada	1.875%	2/5/21	8,785	8,725
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	210	210
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,238
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	508	508
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	24,580	24,631
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	24,580	24,872
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,572
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	6,995	7,012
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,630
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,180
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	20,710	20,692
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	33,319
7	SBA Tower Trust	3.156%	10/8/20	10,760	10,861
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	13,860	13,779
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	12,930	12,848
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	6,888	6,991
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	39,645	40,362
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	13,894	14,371
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	5,253	5,300
4,6,7	SLM Private Education Loan Trust 2013-A	2.276%	5/17/27	22,610	22,758
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,826
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	14,650	14,666
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,785
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,932
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	4,500	4,533
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,160
4,6	SLM Student Loan Trust 2005-5	1.414%	4/25/25	10,649	10,639
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,729
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	14,040	14,126
4,6,7	SMB Private Education Loan Trust 2016-B	2.676%	2/17/32	12,690	13,016
4,6,7	SMB Private Education Loan Trust 2016-C	2.326%	9/15/34	12,920	13,150
4,6,7	SMB Private Education Loan Trust 2017-A	2.126%	9/15/34	12,730	12,837
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	9,990	10,068

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	6,120	6,085
4,7	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	6,405	6,359
4,6,7	SoFi Professional Loan Program 2016-D LLC	2.182%	1/25/39	6,475	6,538
4,7	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	2,112	2,095
4,7	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	14,150	14,247
4,6,7	SoFi Professional Loan Program 2017-C LLC	1.832%	7/25/40	3,858	3,862
4,7	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	7,540	7,538
7	Stadshypotek AB	1.750%	4/9/20	15,923	15,805
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	8,025	8,113
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	34,390	34,791
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,393
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,935	16,849
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	29,333	29,205
4	Synchrony Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	72,000	72,552
4	Synchrony Credit Card Master Note Trust Series 2012-
	6	1.360%	8/17/20	25,550	25,550
4,7	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,490	8,867
4,7	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	13,616	14,407
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	2,474	2,473
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	24,260	24,979
4,6,7	Trafigura Securitisation Finance plc 2014-1A	2.176%	10/15/18	20,770	20,763
4,7	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	47,250	47,241
4,6,7	Trillium Credit Card Trust II 2016-1A	1.953%	5/26/21	125,220	125,726
4,7	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	4,380	4,380
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,329
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	25,038	25,884
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	9,054	9,144
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,770
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,353
4,7	Verizon Owner Trust 2017-2A	1.920%	12/20/21	40,800	40,838
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,561	13,838
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,684
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,368
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,540
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,186
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,225
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18 Trust	3.022%	1/25/33	128	126
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7 Trust	3.116%	8/25/33	817	815
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9 Trust	2.800%	9/25/33	1,208	1,216
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	30,474
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,702
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,557
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	35,262	38,119
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.295%	7/15/46	4,906	5,278
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	45,553
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,451
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	13,056
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	7,052
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	3,285	3,382
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,931
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	36,515	37,002
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	32,460	33,514
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	39,173	40,968
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	12,605
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,214	22,883
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	21,565
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	18,052
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.495%	9/15/58	11,490	11,874
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	18,856	19,965
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	9,042

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.541%	9/15/58	14,300	14,407
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	23,195	24,372
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	22,615
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,500	12,151
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	31,360	32,246
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	17,250	17,929
4,6	Wells Fargo Dealer Floorplan Master Note Trust Series
	2015-2	1.878%	1/20/22	17,030	17,143
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	3.093%	10/25/36	11,212	10,546
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	1,204	1,216
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	16,044	16,383
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,376	6,563
7	Westpac Banking Corp.	2.000%	3/3/20	30,961	30,841
7	Westpac Banking Corp.	2.250%	11/9/20	23,930	24,023
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	37,167
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,719	12,471
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	11,083
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,800	12,277
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,328
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,491	4,601
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	24,482	24,979
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,938
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,273
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,645
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	16,123
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,997
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,663
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,473
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,056
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	30,017
4	WFRBS Commercial Mortgage Trust 2013-C18	4.661%	12/15/46	5,775	6,331
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	4,115	4,346
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	25,245
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	43,188
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,664
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,568
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,665	1,716
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,230	47,433
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,369
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,207
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	11,326
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	24,615	25,616
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,690	2,835
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	46,983	50,257
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	18,425	18,286

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $10,102,469)					10,212,376

Corporate Bonds (55.0%)
Finance (26.4%)
	Banking (22.1%)
7	ABN AMRO Bank NV	1.800%	6/4/18	28,325	28,317
7	ABN AMRO Bank NV	2.500%	10/30/18	15,915	16,049
9	ABN AMRO Bank NV	3.250%	4/9/20	5,000	4,045
	American Express Centurion Bank	6.000%	9/13/17	64,650	64,968
	American Express Co.	6.150%	8/28/17	19,963	20,034
	American Express Co.	7.000%	3/19/18	19,387	20,045
	American Express Credit Corp.	1.875%	11/5/18	36,146	36,227
	American Express Credit Corp.	2.125%	3/18/19	17,349	17,458
	American Express Credit Corp.	1.875%	5/3/19	51,135	51,234
	American Express Credit Corp.	2.250%	8/15/19	24,247	24,367
	American Express Credit Corp.	1.700%	10/30/19	13,020	12,954
	American Express Credit Corp.	2.200%	3/3/20	58,315	58,746

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.375%	5/26/20	34,000	34,426
	American Express Credit Corp.	2.250%	5/5/21	24,988	25,021
	American Express Credit Corp.	2.700%	3/3/22	20,930	21,217
	American Express Credit Corp.	3.300%	5/3/27	17,335	17,422
7	ANZ New Zealand International Ltd.	2.200%	7/17/20	29,275	29,362
9	Australia & New Zealand Banking Group Ltd.	4.750%	8/6/19	3,738	3,121
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	33,180	33,338
6,9	Australia & New Zealand Banking Group Ltd.	3.920%	6/19/23	2,895	2,340
6,9	Australia & New Zealand Banking Group Ltd.	3.650%	6/25/24	8,215	6,659
6,9	Australia & New Zealand Banking Group Ltd.	4.435%	5/17/26	14,650	12,199
7	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	5,000	5,181
	Bank of America Corp.	2.000%	1/11/18	36,484	36,547
	Bank of America Corp.	6.875%	4/25/18	47,676	49,427
	Bank of America Corp.	5.650%	5/1/18	15,500	15,942
	Bank of America Corp.	1.950%	5/12/18	29,300	29,367
	Bank of America Corp.	2.600%	1/15/19	119,239	120,291
	Bank of America Corp.	2.625%	10/19/20	43,700	44,265
	Bank of America Corp.	2.151%	11/9/20	4,515	4,509
4	Bank of America Corp.	2.369%	7/21/21	170,765	171,074
4	Bank of America Corp.	3.124%	1/20/23	59,760	60,717
4	Bank of America Corp.	2.881%	4/24/23	29,055	29,171
	Bank of America NA	1.750%	6/5/18	53,480	53,542
6,9	Bank of America NA	2.835%	11/5/18	23,900	19,244
	Bank of Montreal	1.400%	9/11/17	10,557	10,558
	Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,478
	Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	44,307
	Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	29,586
	Bank of New York Mellon Corp.	2.150%	2/24/20	21,000	21,164
	Bank of New York Mellon Corp.	2.600%	8/17/20	19,120	19,461
	Bank of New York Mellon Corp.	2.450%	11/27/20	10,236	10,352
	Bank of Nova Scotia	2.050%	6/5/19	10,850	10,918
	Bank of Nova Scotia	1.650%	6/14/19	25,515	25,459
	Bank of Nova Scotia	2.150%	7/14/20	48,795	49,024
	Bank of Nova Scotia	2.700%	3/7/22	29,290	29,743
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	4,283	4,278
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	32,373	32,457
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,794
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	57,228	57,234
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	79,000	79,906
7	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	16,290	16,311
7	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	66,200	66,266
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	48,170	48,901
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	25,495	25,600
7	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	34,855	35,061
	Barclays plc	2.750%	11/8/19	8,300	8,394
	BB&T Corp.	2.050%	6/19/18	18,058	18,129
	BB&T Corp.	2.450%	1/15/20	46,684	47,412
	Bear Stearns Cos. LLC	6.400%	10/2/17	38,076	38,381
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	22,143
	BNP Paribas SA	2.700%	8/20/18	79,778	80,524
	BNP Paribas SA	2.400%	12/12/18	2,850	2,874
9	BPCE SA	4.500%	4/17/18	7,800	6,330
	BPCE SA	2.500%	12/10/18	37,265	37,566
	BPCE SA	2.500%	7/15/19	7,500	7,575
6,9	BPCE SA	2.990%	4/24/20	19,310	15,569
9	BPCE SA	3.500%	4/24/20	40,850	33,092
	BPCE SA	2.750%	12/2/21	6,405	6,488
	Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,274
	Branch Banking & Trust Co.	2.100%	1/15/20	21,000	21,092
	Branch Banking & Trust Co.	2.625%	1/15/22	75,684	76,669
7	Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,414
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	39,010	39,059
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,669
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,490

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,492
	Capital One Financial Corp.	2.450%	4/24/19	25,525	25,689
	Capital One Financial Corp.	3.050%	3/9/22	26,645	27,096
	Capital One NA	1.500%	9/5/17	17,570	17,570
	Capital One NA	1.650%	2/5/18	27,200	27,190
	Capital One NA	1.500%	3/22/18	60,395	60,323
	Citibank NA	2.100%	6/12/20	64,165	64,368
	Citigroup Inc.	1.850%	11/24/17	60,550	60,601
	Citigroup Inc.	1.800%	2/5/18	36,140	36,167
	Citigroup Inc.	1.700%	4/27/18	83,010	83,051
	Citigroup Inc.	1.750%	5/1/18	54,775	54,734
	Citigroup Inc.	2.150%	7/30/18	7,400	7,428
	Citigroup Inc.	2.500%	9/26/18	55,110	55,552
	Citigroup Inc.	2.550%	4/8/19	29,097	29,384
	Citigroup Inc.	2.500%	7/29/19	21,060	21,273
6,9	Citigroup Inc.	2.985%	8/7/19	27,500	22,162
	Citigroup Inc.	2.450%	1/10/20	25,170	25,380
	Citigroup Inc.	2.650%	10/26/20	68,589	69,384
	Citigroup Inc.	2.700%	3/30/21	13,175	13,308
	Citigroup Inc.	2.750%	4/25/22	63,390	63,500
4	Citigroup Inc.	2.876%	7/24/23	23,710	23,727
	Citigroup Inc.	4.600%	3/9/26	4,705	4,986
[4,7,10]	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Commonwealth Bank of Australia	1.900%	9/18/17	19,030	19,040
	Commonwealth Bank of Australia	2.500%	9/20/18	59,680	60,151
6,9	Commonwealth Bank of Australia	2.480%	10/19/18	170,010	136,824
	Commonwealth Bank of Australia	1.750%	11/2/18	21,785	21,779
	Commonwealth Bank of Australia	2.250%	3/13/19	66,065	66,481
	Commonwealth Bank of Australia	2.300%	9/6/19	46,435	46,832
9	Commonwealth Bank of Australia	5.000%	9/24/19	7,673	6,450
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,645
	Commonwealth Bank of Australia	2.400%	11/2/20	35,635	35,862
7	Commonwealth Bank of Australia	2.000%	9/6/21	13,615	13,403
7	Commonwealth Bank of Australia	2.750%	3/10/22	92,430	93,620
6,9	Commonwealth Bank of Australia	3.685%	11/5/24	47,500	38,617
7	Commonwealth Bank of Australia	4.500%	12/9/25	4,520	4,738
6,9	Commonwealth Bank of Australia	4.380%	6/3/26	22,300	18,546
	Compass Bank	2.875%	6/29/22	63,420	63,462
9	Cooperatieve Rabobank UA	7.250%	4/20/18	14,750	12,225
	Cooperatieve Rabobank UA	2.250%	1/14/19	68,805	69,382
	Cooperatieve Rabobank UA	2.250%	1/14/20	80,199	80,799
6,9	Cooperatieve Rabobank UA	3.230%	3/4/21	9,970	8,176
	Cooperatieve Rabobank UA	4.625%	12/1/23	7,800	8,459
6,9	Cooperatieve Rabobank UA	4.210%	7/2/25	17,100	13,973
9	Cooperatieve Rabobank UA	5.000%	7/2/25	10,800	8,911
	Credit Suisse AG	1.700%	4/27/18	58,595	58,612
6,9	Credit Suisse AG	2.785%	8/24/18	3,070	2,468
	Credit Suisse AG	2.300%	5/28/19	40,490	40,836
7	Credit Suisse Group AG	3.574%	1/9/23	34,210	35,063
7	Credit Suisse Group AG	4.282%	1/9/28	15,735	16,509
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	4,905	4,967
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	23,415	23,825
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	14,635	15,262
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	46,570	48,548
7	Danske Bank A/S	2.750%	9/17/20	23,273	23,651
7	Danske Bank A/S	2.700%	3/2/22	6,170	6,233
	Deutsche Bank AG	1.875%	2/13/18	26,405	26,411
	Deutsche Bank AG	2.500%	2/13/19	7,225	7,262
11	Deutsche Bank AG	1.875%	2/28/20	28,000	37,298
	Deutsche Bank AG	2.700%	7/13/20	170,780	171,668
	Discover Bank	2.600%	11/13/18	24,412	24,630
	Fifth Third Bank	2.150%	8/20/18	32,157	32,293
	Fifth Third Bank	2.300%	3/15/19	26,956	27,183
	Fifth Third Bank	2.375%	4/25/19	25,627	25,886

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fifth Third Bank	1.625%	9/27/19	42,565	42,275
	Fifth Third Bank	2.250%	6/14/21	28,181	28,181
	Fifth Third Bank	3.850%	3/15/26	2,210	2,267
	First Republic Bank	2.375%	6/17/19	47,605	47,876
	First Republic Bank	2.500%	6/6/22	86,865	86,628
6,9	Goldman Sachs Group Inc.	3.685%	11/29/17	5,680	4,582
	Goldman Sachs Group Inc.	5.950%	1/18/18	108,310	110,437
	Goldman Sachs Group Inc.	2.375%	1/22/18	80,630	80,925
	Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	32,640
	Goldman Sachs Group Inc.	2.900%	7/19/18	81,521	82,403
6,9	Goldman Sachs Group Inc.	3.435%	8/8/18	37,990	30,697
9	Goldman Sachs Group Inc.	5.000%	8/8/18	21,110	17,335
	Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	69,557
	Goldman Sachs Group Inc.	1.950%	7/23/19	68,305	68,306
6,9	Goldman Sachs Group Inc.	3.035%	8/21/19	16,500	13,322
9	Goldman Sachs Group Inc.	5.000%	8/21/19	49,920	41,753
	Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	27,989
	Goldman Sachs Group Inc.	2.300%	12/13/19	123,150	123,861
	Goldman Sachs Group Inc.	5.375%	3/15/20	20,957	22,648
	Goldman Sachs Group Inc.	2.750%	9/15/20	73,455	74,538
	Goldman Sachs Group Inc.	2.600%	12/27/20	50,315	50,714
	Goldman Sachs Group Inc.	2.875%	2/25/21	66,237	67,281
	Goldman Sachs Group Inc.	2.625%	4/25/21	60,229	60,552
	Goldman Sachs Group Inc.	2.350%	11/15/21	900	892
	Goldman Sachs Group Inc.	5.750%	1/24/22	37,173	41,772
	Goldman Sachs Group Inc.	3.000%	4/26/22	104,940	106,047
4	Goldman Sachs Group Inc.	2.908%	6/5/23	112,195	112,434
12	Goldman Sachs Group Inc.	1.250%	5/1/25	14,984	17,649
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,931
	HSBC Holdings plc	3.400%	3/8/21	37,705	38,941
	HSBC Holdings plc	2.950%	5/25/21	77,495	78,860
	HSBC Holdings plc	2.650%	1/5/22	84,485	84,968
4	HSBC Holdings plc	3.262%	3/13/23	188,695	192,999
	HSBC Holdings plc	3.600%	5/25/23	17,515	18,183
4	HSBC Holdings plc	6.000%	11/22/65	10,760	11,263
	HSBC USA Inc.	1.625%	1/16/18	56,555	56,569
	HSBC USA Inc.	2.625%	9/24/18	36,735	37,063
	HSBC USA Inc.	2.375%	11/13/19	48,435	49,000
	HSBC USA Inc.	2.350%	3/5/20	49,334	49,785
	HSBC USA Inc.	2.750%	8/7/20	30,805	31,418
	Huntington Bancshares Inc.	2.600%	8/2/18	34,190	34,465
	Huntington National Bank	2.000%	6/30/18	53,720	53,874
	Huntington National Bank	2.200%	11/6/18	21,120	21,227
	Huntington National Bank	2.375%	3/10/20	54,920	55,348
	Huntington National Bank	2.875%	8/20/20	33,581	34,213
	ICICI Bank Ltd.	4.000%	3/18/26	14,395	14,712
7	ING Bank NV	1.800%	3/16/18	8,204	8,203
7	ING Bank NV	2.500%	10/1/19	16,560	16,706
7	ING Bank NV	2.450%	3/16/20	24,430	24,612
7	ING Bank NV	2.700%	8/17/20	3,907	3,966
	ING Groep NV	3.150%	3/29/22	19,540	19,989
	Intesa Sanpaolo SPA	3.875%	1/16/18	26,174	26,400
7	Intesa Sanpaolo SPA	3.125%	7/14/22	54,890	55,247
	JPMorgan Chase & Co.	1.800%	1/25/18	19,720	19,748
	JPMorgan Chase & Co.	1.700%	3/1/18	93,263	93,311
	JPMorgan Chase & Co.	1.625%	5/15/18	3,685	3,687
	JPMorgan Chase & Co.	2.350%	1/28/19	65,537	66,150
	JPMorgan Chase & Co.	2.200%	10/22/19	23,561	23,693
6,9	JPMorgan Chase & Co.	2.825%	12/9/19	6,640	5,365
	JPMorgan Chase & Co.	2.250%	1/23/20	82,433	83,016
	JPMorgan Chase & Co.	2.750%	6/23/20	118,678	120,920
	JPMorgan Chase & Co.	4.250%	10/15/20	25,589	27,262
	JPMorgan Chase & Co.	2.550%	10/29/20	93,104	94,247
	JPMorgan Chase & Co.	2.550%	3/1/21	19,195	19,374

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.295%	8/15/21	49,630	49,601
	JPMorgan Chase & Co.	2.972%	1/15/23	78,267	79,417
4	JPMorgan Chase & Co.	2.776%	4/25/23	76,250	76,605
	JPMorgan Chase & Co.	2.700%	5/18/23	16,765	16,711
4	JPMorgan Chase & Co.	3.220%	3/1/25	43,425	43,837
4	JPMorgan Chase & Co.	3.782%	2/1/28	24,160	24,807
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	35,568
	KeyBank NA	1.650%	2/1/18	5,305	5,307
	KeyBank NA	1.700%	6/1/18	9,750	9,764
	KeyBank NA	2.350%	3/8/19	50,143	50,583
	KeyBank NA	2.500%	11/22/21	5,765	5,800
9	Lloyds Bank plc	3.100%	8/28/18	19,520	15,740
9	Lloyds Bank plc	3.250%	4/1/20	29,300	23,719
	Lloyds Banking Group plc	3.000%	1/11/22	6,495	6,578
	Lloyds Banking Group plc	3.750%	1/11/27	26,875	27,240
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,545
6,9	Macquarie Bank Ltd.	2.740%	10/26/18	16,910	13,593
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,513
7	Macquarie Bank Ltd.	4.875%	6/10/25	4,900	5,197
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	39,733
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	33,996
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	38,757
6	Manufacturers & Traders Trust Co.	1.842%	12/1/21	9,755	9,753
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	18,790	18,832
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	51,515	52,423
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	134,270	134,349
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,289
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	43,490	43,767
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,930
	Mizuho Financial Group Inc.	2.953%	2/28/22	34,195	34,420
	Morgan Stanley	5.950%	12/28/17	54,821	55,767
	Morgan Stanley	1.875%	1/5/18	62,508	62,569
	Morgan Stanley	6.625%	4/1/18	17,971	18,544
	Morgan Stanley	2.125%	4/25/18	14,001	14,045
	Morgan Stanley	2.500%	1/24/19	43,040	43,445
	Morgan Stanley	2.450%	2/1/19	36,506	36,801
	Morgan Stanley	2.375%	7/23/19	40,577	40,846
	Morgan Stanley	5.625%	9/23/19	7,458	8,010
	Morgan Stanley	5.500%	1/26/20	14,636	15,797
	Morgan Stanley	2.650%	1/27/20	55,713	56,443
	Morgan Stanley	2.800%	6/16/20	50,742	51,675
	Morgan Stanley	2.500%	4/21/21	46,934	47,049
	Morgan Stanley	2.625%	11/17/21	110,749	111,082
	Morgan Stanley	2.750%	5/19/22	90,540	90,619
6	Morgan Stanley	2.373%	5/8/24	31,700	31,903
	MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,403
	MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	29,410
	MUFG Union Bank NA	2.625%	9/26/18	39,640	40,018
	MUFG Union Bank NA	2.250%	5/6/19	24,420	24,525
	National Australia Bank Ltd.	2.300%	7/25/18	21,800	21,916
6,9	National Australia Bank Ltd.	2.615%	11/8/18	48,766	39,288
	National Australia Bank Ltd.	2.000%	1/14/19	21,829	21,912
6,9	National Australia Bank Ltd.	2.715%	2/25/19	69,300	55,956
9	National Australia Bank Ltd.	3.520%	6/28/19	4,278	3,495
	National Australia Bank Ltd.	1.375%	7/12/19	20,250	20,067
9	National Australia Bank Ltd.	4.750%	9/10/19	3,924	3,278
6,9	National Australia Bank Ltd.	2.555%	11/27/19	205,994	166,026
	National Australia Bank Ltd.	2.250%	1/10/20	34,555	34,730
	National Australia Bank Ltd.	1.875%	7/12/21	24,600	24,142
	National Australia Bank Ltd.	2.800%	1/10/22	4,275	4,341
	National Australia Bank Ltd.	2.500%	5/22/22	23,235	23,201
	National Bank of Canada	2.100%	12/14/18	26,935	27,039
	National Bank of Canada	2.150%	6/12/20	70,480	70,586
	National City Corp.	6.875%	5/15/19	8,085	8,778

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Nordea Bank AB	1.625%	9/30/19	20,790	20,656
7	Nordea Bank AB	2.500%	9/17/20	12,568	12,694
	PNC Bank NA	4.875%	9/21/17	22,535	22,635
	PNC Bank NA	6.000%	12/7/17	4,885	4,955
	PNC Bank NA	1.500%	2/23/18	55,800	55,794
	PNC Bank NA	6.875%	4/1/18	4,197	4,336
	PNC Bank NA	1.850%	7/20/18	24,260	24,334
	PNC Bank NA	1.800%	11/5/18	31,674	31,733
	PNC Bank NA	2.200%	1/28/19	48,707	49,017
	PNC Bank NA	2.250%	7/2/19	44,590	44,941
	PNC Bank NA	2.400%	10/18/19	71,148	71,974
	PNC Bank NA	2.300%	6/1/20	14,636	14,746
	PNC Bank NA	2.600%	7/21/20	43,010	43,675
	PNC Bank NA	2.450%	11/5/20	15,636	15,825
	PNC Bank NA	2.150%	4/29/21	14,236	14,210
	PNC Bank NA	2.550%	12/9/21	43,275	43,712
	PNC Bank NA	2.625%	2/17/22	106,265	107,765
	PNC Funding Corp.	5.125%	2/8/20	7,230	7,782
	Regions Bank	7.500%	5/15/18	7,579	7,905
	Royal Bank of Canada	1.500%	1/16/18	3,900	3,901
6,9	Royal Bank of Canada	2.455%	8/7/18	9,760	7,835
	Royal Bank of Canada	2.000%	12/10/18	21,270	21,372
	Royal Bank of Canada	2.150%	3/15/19	30,550	30,778
	Royal Bank of Canada	1.500%	7/29/19	58,175	57,927
	Royal Bank of Canada	2.125%	3/2/20	147,285	148,169
	Royal Bank of Canada	2.350%	10/30/20	7,170	7,234
4	Royal Bank of Scotland Group plc	3.498%	5/15/23	24,985	25,226
	Santander Bank NA	8.750%	5/30/18	33,955	35,759
	Santander Holdings USA Inc.	2.700%	5/24/19	31,610	31,848
7	Santander Holdings USA Inc.	3.700%	3/28/22	60,955	61,938
	Santander UK Group Holdings plc	2.875%	8/5/21	9,760	9,798
	Santander UK Group Holdings plc	3.571%	1/10/23	21,330	21,869
	Santander UK plc	1.650%	9/29/17	5,280	5,281
	Santander UK plc	3.050%	8/23/18	45,920	46,536
	Santander UK plc	2.000%	8/24/18	16,087	16,117
	Santander UK plc	2.500%	3/14/19	65,240	65,899
	Santander UK plc	2.350%	9/10/19	64,539	65,106
7	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	17,471	17,482
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	5,695	5,758
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	40,865	40,215
4	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	14,725	15,273
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	29,295	29,478
6,9	Sumitomo Mitsui Banking Corp.	2.725%	4/7/20	6,720	5,406
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	7,380	7,527
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	5,585	5,503
6,9	Sumitomo Mitsui Financial Group Inc.	2.975%	3/29/22	48,360	38,769
9	Sumitomo Mitsui Financial Group Inc.	3.662%	3/29/22	10,190	8,253
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	62,735	63,115
	SunTrust Bank	2.250%	1/31/20	34,185	34,379
	SunTrust Bank	2.450%	8/1/22	55,075	54,869
	SunTrust Banks Inc.	6.000%	9/11/17	8,795	8,837
	SunTrust Banks Inc.	2.900%	3/3/21	23,102	23,568
	Svenska Handelsbanken AB	2.500%	1/25/19	22,830	23,058
6,9	Svenska Handelsbanken AB	2.650%	4/10/19	12,800	10,291
9	Svenska Handelsbanken AB	4.500%	4/10/19	27,880	23,030
	Svenska Handelsbanken AB	1.500%	9/6/19	24,415	24,205
	Svenska Handelsbanken AB	2.450%	3/30/21	67,310	67,774
	Svenska Handelsbanken AB	1.875%	9/7/21	35,465	34,849
6,9	Swedbank AB	2.885%	11/5/18	4,880	3,933
7	Swedbank AB	2.800%	3/14/22	53,955	54,721
	Synchrony Bank	3.000%	6/15/22	60,010	59,901
	Synchrony Financial	3.000%	8/15/19	93,195	94,648
	Synchrony Financial	2.700%	2/3/20	39,200	39,443
	Synchrony Financial	4.250%	8/15/24	5,110	5,299

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Synchrony Financial	4.500%	7/23/25	8,555	8,930
	Toronto-Dominion Bank	2.125%	7/2/19	63,831	64,340
	Toronto-Dominion Bank	1.450%	8/13/19	20,000	19,846
	Toronto-Dominion Bank	2.250%	11/5/19	41,410	41,848
	Toronto-Dominion Bank	2.500%	12/14/20	22,500	22,867
	UBS AG	1.800%	3/26/18	78,105	78,205
	UBS AG	2.375%	8/14/19	11,718	11,817
7	UBS AG	2.200%	6/8/20	85,550	85,984
7	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	9,507	9,674
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	41,167	41,901
7	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	50,070	50,086
7	UBS Group Funding Switzerland AG	3.491%	5/23/23	24,405	25,049
4	United Overseas Bank Ltd.	3.750%	9/19/24	11,360	11,605
	US Bank NA	2.125%	10/28/19	20,765	20,926
	Wachovia Corp.	5.750%	2/1/18	53,681	54,795
10	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2
9	Wells Fargo & Co.	4.250%	1/25/18	4,880	3,943
9	Wells Fargo & Co.	4.000%	8/8/19	24,570	20,184
	Wells Fargo & Co.	2.600%	7/22/20	27,950	28,394
	Wells Fargo & Co.	2.100%	7/26/21	19,560	19,338
9	Wells Fargo & Co.	3.000%	7/27/21	46,900	37,391
6,9	Wells Fargo & Co.	2.790%	4/27/22	12,330	9,879
	Wells Fargo & Co.	2.625%	7/22/22	116,070	116,042
	Wells Fargo & Co.	3.069%	1/24/23	15,465	15,743
4	Wells Fargo & Co.	3.584%	5/22/28	11,365	11,519
	Wells Fargo Bank NA	6.000%	11/15/17	53,763	54,436
	Wells Fargo Bank NA	1.800%	11/28/18	25,850	25,890
	Wells Fargo Bank NA	1.750%	5/24/19	73,058	73,123
	Wells Fargo Bank NA	2.150%	12/6/19	85,845	86,374
	Westpac Banking Corp.	2.250%	7/30/18	20,830	20,956
	Westpac Banking Corp.	1.950%	11/23/18	19,515	19,560
	Westpac Banking Corp.	2.250%	1/17/19	44,660	44,940
	Westpac Banking Corp.	1.600%	8/19/19	40,090	39,849
	Westpac Banking Corp.	4.875%	11/19/19	35,464	37,762
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,689
	Westpac Banking Corp.	2.600%	11/23/20	60,350	61,220
	Westpac Banking Corp.	2.100%	5/13/21	52,334	51,952
	Westpac Banking Corp.	2.000%	8/19/21	81,740	80,728
	Westpac Banking Corp.	2.500%	6/28/22	6,435	6,425
6,9	Westpac Banking Corp.	3.770%	3/14/24	75,100	60,900
6,9	Westpac Banking Corp.	4.820%	3/10/26	16,600	13,962
	Westpac Banking Corp.	3.350%	3/8/27	16,275	16,450
4	Westpac Banking Corp.	4.322%	11/23/31	40,250	41,379
	Brokerage (0.2%)
	Charles Schwab Corp.	6.375%	9/1/17	5,860	5,882
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,541
	Franklin Resources Inc.	1.375%	9/15/17	15,056	15,051
	Jefferies Group LLC	5.125%	4/13/18	12,335	12,605
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,924
10	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,728
	NYSE Euronext	2.000%	10/5/17	16,167	16,182
	Stifel Financial Corp.	3.500%	12/1/20	24,945	25,515
	Stifel Financial Corp.	4.250%	7/18/24	2,880	2,934
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,908
	Finance Companies (0.4%)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.750%	5/15/19	9,890	10,137
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.250%	7/1/20	6,835	7,185
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.625%	10/30/20	15,450	16,474

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.500%	5/15/21	56,035	59,397
	Air Lease Corp.	3.375%	1/15/19	27,894	28,419
	Air Lease Corp.	4.250%	9/15/24	3,325	3,496
	GE Capital International Funding Co.	2.342%	11/15/20	116,444	117,313
	International Lease Finance Corp.	3.875%	4/15/18	1,445	1,465
	International Lease Finance Corp.	4.625%	4/15/21	9,845	10,497
7	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,467
	Insurance (2.3%)
	Aetna Inc.	1.700%	6/7/18	17,865	17,875
	Aetna Inc.	2.800%	6/15/23	9,565	9,672
	Aflac Inc.	3.625%	6/15/23	5,860	6,174
7	AIG Global Funding	2.150%	7/2/20	14,635	14,633
7	AIG Global Funding	2.700%	12/15/21	13,080	13,197
	Alleghany Corp.	5.625%	9/15/20	8,890	9,744
4,12	Allianz SE	2.241%	7/7/45	12,600	15,267
4,12	Allianz SE	3.375%	9/29/49	46,900	60,438
	Alterra Finance LLC	6.250%	9/30/20	9,765	10,875
	American Financial Group Inc.	9.875%	6/15/19	31,750	36,155
	American International Group Inc.	2.300%	7/16/19	5,036	5,076
	American International Group Inc.	4.125%	2/15/24	6,155	6,526
	American International Group Inc.	3.750%	7/10/25	8,264	8,504
	Anthem Inc.	1.875%	1/15/18	19,336	19,340
	Aon plc	4.750%	5/15/45	5,740	6,231
4,12	Aquarius & Investments plc for Zurich Insurance Co.
	Ltd.	4.250%	10/2/43	4,571	6,297
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	28,555
	Assurant Inc.	2.500%	3/15/18	29,300	29,354
	AXIS Specialty Finance LLC	5.875%	6/1/20	11,618	12,693
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,742
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	24,867
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	36,720	36,441
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,918
	Berkshire Hathaway Inc.	2.750%	3/15/23	57,493	58,507
7	Brighthouse Financial Inc.	3.700%	6/22/27	16,720	16,557
7	Brighthouse Financial Inc.	4.700%	6/22/47	3,995	3,942
	Chubb INA Holdings Inc.	2.300%	11/3/20	35,020	35,320
	Chubb INA Holdings Inc.	2.875%	11/3/22	9,920	10,155
	Chubb INA Holdings Inc.	2.700%	3/13/23	5,875	5,932
	CNA Financial Corp.	7.350%	11/15/19	3,900	4,344
4,12	Delta Lloyd NV	4.375%	6/29/49	11,804	14,896
4,12	Demeter Investments BV for Zurich Insurance Co. Ltd.	3.500%	10/1/46	42,883	56,522
	Enstar Group Ltd.	4.500%	3/10/22	28,334	29,219
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,969
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	14,385	14,491
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,624
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	38,840	39,329
7	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,791
7	MassMutual Global Funding II	2.500%	4/13/22	5,590	5,582
7	MassMutual Global Funding II	2.500%	10/17/22	19,165	19,163
7	MassMutual Global Funding II	2.750%	6/22/24	51,700	51,510
	MetLife Inc.	1.756%	12/15/17	14,600	14,608
	MetLife Inc.	6.817%	8/15/18	13,300	13,993
	MetLife Inc.	7.717%	2/15/19	9,219	10,037
4	MetLife Inc.	5.250%	12/29/49	7,005	7,320
7	Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,352
9	Metropolitan Life Global Funding I	4.500%	10/10/18	44,860	36,816
7	Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,335
7	Metropolitan Life Global Funding I	1.550%	9/13/19	18,115	17,980
7	Metropolitan Life Global Funding I	1.950%	9/15/21	19,535	19,145
7	Metropolitan Life Global Funding I	3.000%	1/10/23	11,200	11,443
4,11	Muenchener Rueckversicherungs-Gesellschaft AG in
	Muenchen	7.625%	6/21/28	11,752	16,364

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	New York Life Global Funding	1.950%	2/11/20	17,975	17,995
7	New York Life Global Funding	2.900%	1/17/24	9,918	10,026
11	PGH Capital plc	5.750%	7/7/21	5,340	7,987
11	PGH Capital plc	6.625%	12/18/25	2,040	3,200
7	Pricoa Global Funding I	2.550%	11/24/20	6,830	6,924
7	Pricoa Global Funding I	2.200%	6/3/21	9,790	9,718
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,698
	Prudential Financial Inc.	7.375%	6/15/19	10,442	11,487
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,530
	Prudential Financial Inc.	4.500%	11/16/21	10,789	11,733
4	Prudential Financial Inc.	5.375%	5/15/45	12,290	13,332
	Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	23,196
	Reinsurance Group of America Inc.	3.950%	9/15/26	25,471	26,021
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,384
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,960
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,836
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,419
7	Sammons Financial Group Inc.	4.450%	5/12/27	9,625	9,879
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	9,070	9,138
7	TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	60,100	61,079
	Torchmark Corp.	9.250%	6/15/19	7,053	7,970
	Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,345
	Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,142
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,542
	UnitedHealth Group Inc.	1.900%	7/16/18	20,510	20,575
	UnitedHealth Group Inc.	2.700%	7/15/20	14,640	14,985
4,12	XLIT Ltd.	3.250%	6/29/47	43,247	51,229
	Other Finance (0.1%)
	ORIX Corp.	2.900%	7/18/22	39,035	39,300

	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	30,196
	Boston Properties LP	3.700%	11/15/18	4,900	5,000
	Boston Properties LP	5.875%	10/15/19	32,163	34,643
	Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	21,729
	Brandywine Operating Partnership LP	3.950%	2/15/23	12,570	12,737
	Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,254
	Brixmor Operating Partnership LP	3.650%	6/15/24	26,820	26,468
	Brixmor Operating Partnership LP	3.850%	2/1/25	5,895	5,820
	Brixmor Operating Partnership LP	4.125%	6/15/26	29,930	29,876
	Brixmor Operating Partnership LP	3.900%	3/15/27	19,510	19,204
	Camden Property Trust	4.875%	6/15/23	2,400	2,622
	Camden Property Trust	4.250%	1/15/24	5,900	6,213
	Camden Property Trust	3.500%	9/15/24	1,785	1,804
	CubeSmart LP	4.375%	12/15/23	9,620	10,214
	DDR Corp.	7.500%	7/15/18	2,500	2,620
	DDR Corp.	7.875%	9/1/20	7,085	8,103
	DDR Corp.	3.625%	2/1/25	2,761	2,646
	DDR Corp.	4.250%	2/1/26	15,690	15,493
	DDR Corp.	4.700%	6/1/27	10,725	10,835
	Digital Realty Trust LP	3.400%	10/1/20	22,047	22,737
	Digital Realty Trust LP	3.950%	7/1/22	34,798	36,634
	Duke Realty LP	3.250%	6/30/26	4,402	4,345
	ERP Operating LP	2.375%	7/1/19	4,875	4,936
	ERP Operating LP	4.750%	7/15/20	2,349	2,508
	ERP Operating LP	3.250%	8/1/27	8,515	8,500
	ERP Operating LP	4.000%	8/1/47	7,920	7,740
	Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,412
9	General Property Trust	4.500%	9/11/20	4,010	3,328
7	Goodman Australia Industrial Fund	3.400%	9/30/26	17,000	16,712
9	GPT Wholesale Office Fund No. 1	4.000%	5/18/22	1,990	1,626
	HCP Inc.	2.625%	2/1/20	12,357	12,467
	HCP Inc.	4.250%	11/15/23	7,420	7,876

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCP Inc.	4.200%	3/1/24	7,815	8,247
	HCP Inc.	3.400%	2/1/25	14,805	14,796
	HCP Inc.	4.000%	6/1/25	8,880	9,194
	Healthcare Trust of America Holdings LP	2.950%	7/1/22	14,635	14,666
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,484
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,657
	Kilroy Realty LP	4.800%	7/15/18	20,030	20,482
	Liberty Property LP	4.750%	10/1/20	10,940	11,664
	Liberty Property LP	3.750%	4/1/25	3,575	3,640
	Realty Income Corp.	2.000%	1/31/18	4,870	4,876
	Realty Income Corp.	5.750%	1/15/21	3,905	4,292
	Realty Income Corp.	4.125%	10/15/26	19,045	19,808
9	Scentre Group Trust 1	4.500%	9/8/21	2,000	1,666
7	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	28,575	28,896
9	Scentre Group Trust 2	5.000%	10/23/19	7,200	6,004
	Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,547
	Simon Property Group LP	2.500%	9/1/20	11,153	11,307
	Simon Property Group LP	4.375%	3/1/21	7,375	7,873
	Simon Property Group LP	2.350%	1/30/22	12,290	12,263
9	Stockland Trust	4.500%	11/23/22	1,400	1,166
	UDR Inc.	3.500%	7/1/27	5,945	5,921
	Ventas Realty LP	3.125%	6/15/23	4,673	4,674
	Ventas Realty LP	3.500%	2/1/25	6,655	6,682
	Ventas Realty LP	3.850%	4/1/27	10,085	10,224
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,383
	VEREIT Operating Partnership LP	3.000%	2/6/19	22,495	22,720
	Welltower Inc.	4.700%	9/15/17	14,620	14,670
	Welltower Inc.	2.250%	3/15/18	15,769	15,820
	Welltower Inc.	4.125%	4/1/19	46,860	48,438
	Welltower Inc.	4.000%	6/1/25	7,025	7,357
					16,417,587
Industrial (25.6%)
	Basic Industry (1.0%)
	Agrium Inc.	6.750%	1/15/19	31,740	33,724
7	Air Liquide Finance SA	1.375%	9/27/19	23,090	22,857
7	Air Liquide Finance SA	1.750%	9/27/21	34,400	33,627
	Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,223
	Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,540
	Airgas Inc.	1.650%	2/15/18	23,552	23,547
	Airgas Inc.	2.375%	2/15/20	9,890	9,968
	Airgas Inc.	3.050%	8/1/20	12,510	12,851
9	BHP Billiton Finance Ltd.	3.750%	10/18/17	14,090	11,311
	CF Industries Inc.	6.875%	5/1/18	26,245	27,164
7	CF Industries Inc.	3.400%	12/1/21	9,660	9,811
	CF Industries Inc.	3.450%	6/1/23	6,465	6,100
	Dow Chemical Co.	8.550%	5/15/19	28,238	31,540
	EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	28,519
	EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,069
	EI du Pont de Nemours & Co.	2.200%	5/1/20	35,715	36,033
9	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	4,160	3,419
	Goldcorp Inc.	2.125%	3/15/18	14,640	14,633
	International Paper Co.	7.950%	6/15/18	5,150	5,415
	LyondellBasell Industries NV	5.000%	4/15/19	10,480	10,940
	Monsanto Co.	5.125%	4/15/18	22,515	23,032
	Monsanto Co.	1.850%	11/15/18	3,000	2,996
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	28,554	28,690
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	11,456	12,286
	PPG Industries Inc.	2.300%	11/15/19	27,820	27,924
	Praxair Inc.	4.500%	8/15/19	29,565	31,181
	Praxair Inc.	4.050%	3/15/21	17,539	18,684
	Sherwin-Williams Co.	2.250%	5/15/20	24,150	24,296
	Sherwin-Williams Co.	2.750%	6/1/22	16,965	17,162
	Vale Overseas Ltd.	5.625%	9/15/19	9,740	10,337

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	5.875%	6/10/21	49,050	53,464
	WestRock MWV LLC	7.375%	9/1/19	23,265	25,577
	WestRock RKT Co.	4.450%	3/1/19	9,164	9,496
	WestRock RKT Co.	4.000%	3/1/23	20,311	21,336
	Capital Goods (2.4%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	8,400	9,103
	Caterpillar Financial Services Corp.	7.150%	2/15/19	47,540	51,346
	Caterpillar Financial Services Corp.	1.900%	3/22/19	11,936	11,989
	Caterpillar Financial Services Corp.	1.350%	5/18/19	32,370	32,176
	Caterpillar Financial Services Corp.	2.100%	1/10/20	34,625	34,793
	Caterpillar Financial Services Corp.	1.700%	8/9/21	33,775	33,228
	Caterpillar Financial Services Corp.	1.931%	10/1/21	100,075	98,686
	Caterpillar Financial Services Corp.	2.400%	6/6/22	24,645	24,642
	Caterpillar Financial Services Corp.	3.300%	6/9/24	21,550	22,232
	Caterpillar Inc.	7.900%	12/15/18	59,914	64,934
	General Electric Capital Corp.	5.625%	5/1/18	5,855	6,031
	General Electric Capital Corp.	6.000%	8/7/19	30,727	33,340
	General Electric Capital Corp.	2.200%	1/9/20	30,647	30,948
	General Electric Capital Corp.	5.550%	5/4/20	54,502	59,818
	General Electric Capital Corp.	4.375%	9/16/20	31,110	33,367
	General Electric Capital Corp.	4.625%	1/7/21	76,607	83,204
	General Electric Capital Corp.	5.300%	2/11/21	6,288	6,947
	General Electric Capital Corp.	4.650%	10/17/21	19,530	21,481
12	General Electric Co.	2.125%	5/17/37	45,433	53,201
7	General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,734
	Illinois Tool Works Inc.	3.375%	9/15/21	17,075	17,914
	Illinois Tool Works Inc.	2.650%	11/15/26	31,905	31,339
	John Deere Capital Corp.	5.750%	9/10/18	28,200	29,499
	John Deere Capital Corp.	1.250%	10/9/19	18,800	18,611
	John Deere Capital Corp.	1.950%	6/22/20	24,390	24,482
	John Deere Capital Corp.	2.375%	7/14/20	51,283	52,043
	John Deere Capital Corp.	2.450%	9/11/20	43,491	44,083
	John Deere Capital Corp.	2.550%	1/8/21	14,640	14,875
	John Deere Capital Corp.	2.800%	3/4/21	32,710	33,449
	John Deere Capital Corp.	3.900%	7/12/21	9,760	10,405
9	John Deere Financial Ltd.	3.500%	12/18/19	36,830	30,022
	Komatsu Mining Corp.	5.125%	10/15/21	102,259	113,380
11	Leonardo SPA	8.000%	12/16/19	11,644	17,781
12	Leonardo SPA	4.500%	1/19/21	6,933	9,261
12	Leonardo SPA	5.250%	1/21/22	2,260	3,168
	Masco Corp.	7.125%	3/15/20	6,578	7,399
	Parker-Hannifin Corp.	5.500%	5/15/18	3,615	3,725
12	Parker-Hannifin Corp.	1.125%	3/1/25	12,830	15,193
	Precision Castparts Corp.	2.500%	1/15/23	26,735	26,870
	Raytheon Co.	4.400%	2/15/20	2,070	2,205
	Raytheon Co.	3.125%	10/15/20	8,697	9,046
	Rockwell Automation Inc.	5.650%	12/1/17	4,885	4,949
	Roper Technologies Inc.	2.050%	10/1/18	19,060	19,121
	Roper Technologies Inc.	2.800%	12/15/21	13,210	13,311
	Roper Technologies Inc.	3.850%	12/15/25	11,888	12,267
7	Siemens Financieringsmaatschappij NV	2.200%	3/16/20	79,390	79,802
7	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	22,440	22,911
	Textron Inc.	7.250%	10/1/19	12,114	13,417
	Textron Inc.	3.875%	3/1/25	9,990	10,359
	United Rentals North America Inc.	4.625%	7/15/23	46,770	48,992
	United Rentals North America Inc.	5.875%	9/15/26	6,720	7,232
	United Rentals North America Inc.	5.500%	5/15/27	9,830	10,371
	Communication (3.1%)
	21st Century Fox America Inc.	7.250%	5/18/18	7,205	7,506
	Activision Blizzard Inc.	2.300%	9/15/21	15,350	15,307
	Activision Blizzard Inc.	2.600%	6/15/22	24,400	24,430
7	Activision Blizzard Inc.	6.125%	9/15/23	22,008	23,741
	America Movil SAB de CV	5.625%	11/15/17	44,269	44,767

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	5.000%	10/16/19	19,268	20,714
	America Movil SAB de CV	5.000%	3/30/20	52,683	56,764
	AT&T Inc.	1.400%	12/1/17	24,400	24,400
	AT&T Inc.	5.500%	2/1/18	31,834	32,447
	AT&T Inc.	5.600%	5/15/18	6,038	6,218
	AT&T Inc.	5.800%	2/15/19	27,420	29,075
	AT&T Inc.	5.875%	10/1/19	46,760	50,561
	AT&T Inc.	5.200%	3/15/20	63,054	67,861
	AT&T Inc.	4.600%	2/15/21	4,762	5,094
	AT&T Inc.	2.800%	2/17/21	63,721	64,706
	AT&T Inc.	3.200%	3/1/22	12,500	12,766
	AT&T Inc.	3.000%	6/30/22	14,931	15,113
	AT&T Inc.	4.450%	4/1/24	5,000	5,311
	AT&T Inc.	3.900%	8/14/27	23,460	23,520
12	AT&T Inc.	3.150%	9/4/36	13,936	16,490
11	AT&T Inc.	3.550%	9/14/37	11,350	14,609
	AT&T Inc.	5.150%	2/14/50	75,845	75,796
	CBS Corp.	2.300%	8/15/19	1,980	1,990
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	3.579%	7/23/20	103,930	107,227
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	6,765	7,228
	Comcast Corp.	5.875%	2/15/18	17,672	18,075
	Comcast Corp.	3.375%	8/15/25	13,130	13,556
	Crown Castle International Corp.	3.400%	2/15/21	38,418	39,682
	Crown Castle International Corp.	2.250%	9/1/21	4,700	4,647
	Crown Castle International Corp.	4.875%	4/15/22	11,800	12,913
	Crown Castle International Corp.	4.450%	2/15/26	16,500	17,574
	Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	11,357
	Deutsche Telekom International Finance BV	6.000%	7/8/19	7,225	7,749
	Discovery Communications LLC	3.800%	3/13/24	10,270	10,407
	Electronic Arts Inc.	3.700%	3/1/21	14,650	15,186
	Grupo Televisa SAB	6.000%	5/15/18	10,931	11,259
	GTE Corp.	6.840%	4/15/18	2,440	2,522
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,003
	Moody's Corp.	2.750%	7/15/19	10,317	10,482
	Moody's Corp.	5.500%	9/1/20	11,575	12,718
7	NBCUniversal Enterprise Inc.	1.974%	4/15/19	66,650	66,899
	NBCUniversal Media LLC	4.375%	4/1/21	24,415	26,398
	NBCUniversal Media LLC	2.875%	1/15/23	30,690	31,383
	Omnicom Group Inc.	6.250%	7/15/19	5,860	6,328
	Orange SA	2.750%	2/6/19	29,240	29,607
	Orange SA	1.625%	11/3/19	56,600	56,251
	Qwest Corp.	6.750%	12/1/21	3,110	3,433
	Scripps Networks Interactive Inc.	2.800%	6/15/20	29,300	29,591
7	SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,712
7	Sirius XM Radio Inc.	6.000%	7/15/24	18,825	20,284
7	Sky plc	2.625%	9/16/19	12,200	12,292
9	Telstra Corp. Ltd.	4.500%	11/13/18	28,920	23,753
9	Telstra Corp. Ltd.	4.000%	9/16/22	16,420	13,671
7	Telstra Corp. Ltd.	3.125%	4/7/25	16,480	16,552
	Thomson Reuters Corp.	6.500%	7/15/18	27,270	28,495
	Time Warner Cable LLC	6.750%	7/1/18	58,420	60,965
	Time Warner Cable LLC	8.750%	2/14/19	18,305	20,082
	Time Warner Cable LLC	8.250%	4/1/19	23,445	25,806
	Verizon Communications Inc.	3.650%	9/14/18	36,333	37,139
	Verizon Communications Inc.	4.500%	9/15/20	196,589	210,162
	Verizon Communications Inc.	3.450%	3/15/21	19,400	20,134
	Verizon Communications Inc.	3.000%	11/1/21	35,341	35,987
	Verizon Communications Inc.	2.946%	3/15/22	130,510	131,820
	Verizon Communications Inc.	5.150%	9/15/23	1,900	2,113
	Viacom Inc.	5.625%	9/15/19	3,195	3,418
	Viacom Inc.	3.875%	12/15/21	9,800	10,197
	Viacom Inc.	2.250%	2/4/22	4,800	4,653

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Viacom Inc.	3.125%	6/15/22	21,516	21,559
	Vodafone Group plc	1.250%	9/26/17	21,359	21,359
	Consumer Cyclical (3.3%)
	Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,590
	Alibaba Group Holding Ltd.	2.500%	11/28/19	19,064	19,207
7	Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	59,684
	American Honda Finance Corp.	1.600%	7/13/18	10,770	10,776
	American Honda Finance Corp.	2.125%	10/10/18	18,825	18,961
	American Honda Finance Corp.	1.500%	11/19/18	14,650	14,639
	American Honda Finance Corp.	1.700%	2/22/19	14,050	14,063
	American Honda Finance Corp.	2.250%	8/15/19	41,660	42,025
	American Honda Finance Corp.	2.000%	2/14/20	48,800	49,022
	American Honda Finance Corp.	1.950%	7/20/20	14,640	14,659
	American Honda Finance Corp.	2.450%	9/24/20	16,675	16,940
	American Honda Finance Corp.	1.700%	9/9/21	16,450	16,161
	AutoZone Inc.	7.125%	8/1/18	19,022	19,990
	AutoZone Inc.	1.625%	4/21/19	8,345	8,294
7	BMW US Capital LLC	2.000%	4/11/21	11,055	10,974
	CVS Health Corp.	1.900%	7/20/18	16,605	16,649
	CVS Health Corp.	2.250%	12/5/18	19,520	19,643
	CVS Health Corp.	2.800%	7/20/20	119,047	121,572
7	Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,524
	Delphi Automotive plc	3.150%	11/19/20	14,635	14,986
12	Delphi Automotive plc	1.500%	3/10/25	9,460	11,195
	Dollar General Corp.	1.875%	4/15/18	9,965	9,967
	DR Horton Inc.	4.375%	9/15/22	6,615	7,045
	Ford Motor Credit Co. LLC	2.145%	1/9/18	14,665	14,710
	Ford Motor Credit Co. LLC	2.375%	1/16/18	14,635	14,676
9	Ford Motor Credit Co. LLC	4.050%	12/10/18	79,962	65,103
	Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,681
	Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,622
9	Ford Motor Credit Co. LLC	3.588%	6/2/20	34,162	27,656
	Ford Motor Credit Co. LLC	3.157%	8/4/20	38,695	39,566
	Ford Motor Credit Co. LLC	3.200%	1/15/21	23,362	23,775
	Ford Motor Credit Co. LLC	5.750%	2/1/21	2,244	2,475
	Ford Motor Credit Co. LLC	3.336%	3/18/21	67,975	69,599
	Ford Motor Credit Co. LLC	5.875%	8/2/21	15,600	17,440
	Ford Motor Credit Co. LLC	3.339%	3/28/22	29,275	29,779
	Ford Motor Credit Co. LLC	4.250%	9/20/22	11,635	12,310
	General Motors Co.	3.500%	10/2/18	36,615	37,265
	General Motors Co.	4.875%	10/2/23	23,744	25,634
	General Motors Financial Co. Inc.	6.750%	6/1/18	46,749	48,633
	General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,299
	General Motors Financial Co. Inc.	2.400%	5/9/19	31,240	31,358
	General Motors Financial Co. Inc.	3.500%	7/10/19	29,234	29,973
	General Motors Financial Co. Inc.	3.200%	7/13/20	9,800	10,026
	General Motors Financial Co. Inc.	3.700%	11/24/20	29,280	30,313
	General Motors Financial Co. Inc.	4.200%	3/1/21	36,658	38,470
	General Motors Financial Co. Inc.	3.200%	7/6/21	38,623	39,207
	General Motors Financial Co. Inc.	4.375%	9/25/21	2,660	2,814
	General Motors Financial Co. Inc.	3.450%	1/14/22	42,190	43,062
	General Motors Financial Co. Inc.	3.150%	6/30/22	29,270	29,349
	General Motors Financial Co. Inc.	3.700%	5/9/23	7,600	7,742
	General Motors Financial Co. Inc.	4.250%	5/15/23	9,107	9,529
7	Harley-Davidson Financial Services Inc.	1.550%	11/17/17	3,415	3,415
7	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,821
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	10,800	10,793
7	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	7,637	7,667
7	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	33,570	33,372
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	3,825
7	Hyundai Capital America	3.100%	4/5/22	19,825	19,927
11	Jaguar Land Rover Automotive plc	5.000%	2/15/22	18,141	26,424
11	Jaguar Land Rover Automotive plc	3.875%	3/1/23	1,200	1,662

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	Jaguar Land Rover Automotive plc	2.200%	1/15/24	10,070	12,047
	Lowe's Cos. Inc.	1.150%	4/15/19	12,150	12,045
	Lowe's Cos. Inc.	4.625%	4/15/20	19,120	20,267
	Macy's Retail Holdings Inc.	3.450%	1/15/21	19,515	19,538
	Mastercard Inc.	2.000%	4/1/19	9,620	9,679
	McDonald's Corp.	2.100%	12/7/18	11,710	11,787
7	Nissan Motor Acceptance Corp.	2.000%	3/8/19	31,275	31,324
7	Nissan Motor Acceptance Corp.	2.150%	7/13/20	25,860	25,907
	NVR Inc.	3.950%	9/15/22	6,760	7,101
	PACCAR Financial Corp.	1.750%	8/14/18	6,635	6,650
	PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,142
	PACCAR Financial Corp.	2.500%	8/14/20	2,930	2,966
	QVC Inc.	3.125%	4/1/19	9,770	9,893
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,470
	Starbucks Corp.	2.100%	2/4/21	12,420	12,486
	TJX Cos. Inc.	2.750%	6/15/21	19,475	19,862
9	Toyota Finance Australia Ltd.	4.250%	5/15/19	19,200	15,833
	Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,358
	Toyota Motor Credit Corp.	1.550%	7/13/18	14,740	14,750
	Toyota Motor Credit Corp.	2.000%	10/24/18	10,745	10,802
	Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,670
	Toyota Motor Credit Corp.	2.125%	7/18/19	40,515	40,853
	Toyota Motor Credit Corp.	1.900%	4/8/21	3,610	3,592
	Toyota Motor Credit Corp.	2.750%	5/17/21	11,710	11,977
	Toyota Motor Credit Corp.	3.400%	9/15/21	9,683	10,146
	VF Corp.	5.950%	11/1/17	5,860	5,921
	Visa Inc.	1.200%	12/14/17	33,170	33,155
	Visa Inc.	2.200%	12/14/20	82,930	83,749
9	Volkswagen Financial Services Australia Pty Ltd.	4.250%	4/4/18	3,150	2,550
9	Volkswagen Financial Services Australia Pty Ltd.	3.250%	8/13/19	28,070	22,654
7	Volkswagen Group of America Finance LLC	1.600%	11/20/17	6,205	6,203
7	Volkswagen Group of America Finance LLC	1.650%	5/22/18	3,465	3,462
	Wal-Mart Stores Inc.	3.625%	7/8/20	29,565	31,189
	Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	19,977
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	6,665	6,937
7	Wesfarmers Ltd.	1.874%	3/20/18	20,665	20,691
	Consumer Noncyclical (6.8%)
	Abbott Laboratories	2.350%	11/22/19	193,152	195,180
	Abbott Laboratories	2.800%	9/15/20	18,990	19,351
	Abbott Laboratories	2.900%	11/30/21	79,930	81,422
	AbbVie Inc.	1.800%	5/14/18	126,410	126,587
	AbbVie Inc.	2.000%	11/6/18	16,862	16,956
	AbbVie Inc.	2.500%	5/14/20	99,835	101,406
	AbbVie Inc.	2.300%	5/14/21	29,085	29,114
	Actavis Inc.	6.125%	8/15/19	9,765	10,559
	Agilent Technologies Inc.	6.500%	11/1/17	2,257	2,282
	Agilent Technologies Inc.	5.000%	7/15/20	10,185	10,974
	Agilent Technologies Inc.	3.200%	10/1/22	11,215	11,451
	Allergan Funding SCS	2.350%	3/12/18	239,151	240,270
	Allergan Funding SCS	2.450%	6/15/19	9,765	9,850
	Allergan Funding SCS	3.000%	3/12/20	97,092	99,385
	Allergan Funding SCS	3.450%	3/15/22	12,307	12,796
	Allergan Inc.	1.350%	3/15/18	7,800	7,775
	Altria Group Inc.	9.250%	8/6/19	69,792	79,911
	Altria Group Inc.	4.750%	5/5/21	40,225	43,929
	AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,499
	Amgen Inc.	2.650%	5/11/22	50,785	51,371
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	8,807
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	2,345	2,342
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	68,756	69,028
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	26,110	26,305
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	332,420	338,074
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	14,600	16,161

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	1,300	1,800
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	32,250	35,022
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	57,710	62,581
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,900	7,947
	Baxalta Inc.	2.000%	6/22/18	6,885	6,902
	Baxalta Inc.	2.875%	6/23/20	99,422	101,527
	Becton Dickinson & Co.	2.675%	12/15/19	49,652	50,398
	Becton Dickinson & Co.	3.125%	11/8/21	34,675	35,458
	Becton Dickinson & Co.	2.894%	6/6/22	44,000	44,300
	Biogen Inc.	6.875%	3/1/18	4,880	5,029
	Biogen Inc.	2.900%	9/15/20	60,179	61,742
	Biogen Inc.	3.625%	9/15/22	50,583	53,244
	Boston Scientific Corp.	2.650%	10/1/18	20,960	21,151
7	Cargill Inc.	3.250%	11/15/21	9,750	10,104
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,914
	Celgene Corp.	2.125%	8/15/18	12,600	12,660
	Celgene Corp.	3.250%	8/15/22	9,755	10,079
	Celgene Corp.	3.550%	8/15/22	42,591	44,668
	Clorox Co.	5.950%	10/15/17	4,880	4,920
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	20,600	20,659
	Conagra Brands Inc.	4.950%	8/15/20	2,679	2,875
	Constellation Brands Inc.	3.875%	11/15/19	26,682	27,749
	Constellation Brands Inc.	3.750%	5/1/21	26,033	27,237
	Constellation Brands Inc.	6.000%	5/1/22	10,805	12,345
	Constellation Brands Inc.	2.700%	5/9/22	9,750	9,787
	Covidien International Finance SA	6.000%	10/15/17	48,915	49,311
	Diageo Capital plc	1.125%	4/29/18	7,115	7,079
	Dignity Health California GO	2.637%	11/1/19	2,000	2,026
	Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,698
	Eli Lilly & Co.	2.350%	5/15/22	23,765	23,945
	Express Scripts Holding Co.	3.300%	2/25/21	12,200	12,567
	Express Scripts Holding Co.	3.000%	7/15/23	34,100	34,355
	Express Scripts Holding Co.	4.500%	2/25/26	9,800	10,468
9	FBG Finance Pty Ltd.	3.750%	8/7/20	30,360	24,899
9	Fonterra Co-operative Group Ltd.	4.500%	6/30/21	8,600	7,191
12	Fresenius SE & Co. KGaA	4.000%	2/1/24	25,550	35,163
12	Fresenius SE & Co. KGaA	3.000%	1/30/32	27,160	33,994
	Gilead Sciences Inc.	2.350%	2/1/20	22,250	22,555
	Gilead Sciences Inc.	2.550%	9/1/20	176,941	180,494
	Gilead Sciences Inc.	4.400%	12/1/21	20,510	22,140
	Gilead Sciences Inc.	2.500%	9/1/23	19,530	19,418
7	Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,964
	Hershey Co.	1.600%	8/21/18	3,060	3,069
	Ingredion Inc.	1.800%	9/25/17	5,855	5,856
	Kraft Foods Group Inc.	6.125%	8/23/18	14,240	14,879
	Kraft Heinz Foods Co.	2.000%	7/2/18	10,765	10,796
	Kroger Co.	2.800%	8/1/22	13,900	14,003
	Kroger Co.	3.700%	8/1/27	13,220	13,254
	McKesson Corp.	2.284%	3/15/19	34,250	34,523
11	McKesson Corp.	3.125%	2/17/29	32,787	44,533
	Mead Johnson Nutrition Co.	3.000%	11/15/20	24,500	25,207
	Medtronic Inc.	1.500%	3/15/18	28,725	28,730
	Medtronic Inc.	1.375%	4/1/18	11,900	11,889
	Medtronic Inc.	2.500%	3/15/20	64,885	65,998
	Medtronic Inc.	3.150%	3/15/22	19,500	20,333
	Medtronic Inc.	3.625%	3/15/24	7,512	7,931
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	7,784
9	New Zealand Milk Australasia Pty Ltd.	5.250%	5/23/22	2,700	2,336
	Newell Brands Inc.	2.600%	3/29/19	3,286	3,325
	Newell Brands Inc.	3.150%	4/1/21	30,603	31,487
	Newell Brands Inc.	3.850%	4/1/23	19,500	20,678
	Newell Brands Inc.	5.375%	4/1/36	5,150	6,012
	PepsiCo Inc.	2.250%	1/7/19	7,900	7,984
	PepsiCo Inc.	4.500%	1/15/20	23,505	25,151

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	1.850%	4/30/20	23,350	23,496
7	Pernod Ricard SA	5.750%	4/7/21	4,850	5,407
7	Pernod Ricard SA	4.450%	1/15/22	2,850	3,071
	Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,654	2,734
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	338	351
	Pharmacia LLC	6.500%	12/1/18	8,300	8,843
	Philip Morris International Inc.	1.125%	8/21/17	4,975	4,974
	Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,808
7	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	58,500	58,322
	Reynolds American Inc.	2.300%	6/12/18	63,188	63,399
	Reynolds American Inc.	8.125%	6/23/19	53,388	59,334
	Reynolds American Inc.	3.250%	6/12/20	31,972	32,934
7	Roche Holdings Inc.	2.250%	9/30/19	50,755	51,202
7	Roche Holdings Inc.	1.750%	1/28/22	20,890	20,436
	Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	79,748	79,655
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	103,575	103,248
	Stryker Corp.	2.000%	3/8/19	9,850	9,881
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25,035	25,095
	Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	35,615	35,437
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	151,689	149,403
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	24,695	24,225
	The Kroger Co.	6.800%	12/15/18	5,950	6,330
	The Kroger Co.	2.000%	1/15/19	14,700	14,700
	The Kroger Co.	2.300%	1/15/19	31,250	31,406
	The Kroger Co.	6.150%	1/15/20	10,250	11,211
	The Kroger Co.	2.600%	2/1/21	19,550	19,622
	The Kroger Co.	2.950%	11/1/21	20,510	20,813
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	14,600	14,672
	Tyson Foods Inc.	2.650%	8/15/19	36,523	37,029
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	54,653	55,304
	Energy (3.8%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	31,834	33,984
	Anadarko Petroleum Corp.	3.450%	7/15/24	6,800	6,718
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,800	9,627
	BP Capital Markets plc	1.375%	11/6/17	19,450	19,437
	BP Capital Markets plc	1.375%	5/10/18	80,718	80,528
	BP Capital Markets plc	2.241%	9/26/18	24,638	24,791
9	BP Capital Markets plc	4.750%	11/15/18	18,250	15,015
	BP Capital Markets plc	4.750%	3/10/19	39,059	40,914
	BP Capital Markets plc	1.676%	5/3/19	10,250	10,237
	BP Capital Markets plc	2.237%	5/10/19	32,531	32,816
	BP Capital Markets plc	2.521%	1/15/20	50,510	51,263
	BP Capital Markets plc	2.315%	2/13/20	79,075	80,047
	BP Capital Markets plc	4.500%	10/1/20	54,625	58,569
	BP Capital Markets plc	4.742%	3/11/21	58,535	63,808
	BP Capital Markets plc	2.112%	9/16/21	7,700	7,652
	BP Capital Markets plc	2.750%	5/10/23	8,508	8,552
	BP Capital Markets plc	3.216%	11/28/23	15,795	16,189
	Cenovus Energy Inc.	5.700%	10/15/19	41,230	43,498
	Chevron Corp.	1.718%	6/24/18	45,361	45,435
	Chevron Corp.	4.950%	3/3/19	25,050	26,337
	Chevron Corp.	2.193%	11/15/19	9,800	9,899
	Chevron Corp.	1.961%	3/3/20	41,685	41,844
	Chevron Corp.	2.427%	6/24/20	21,595	21,908
	Chevron Corp.	2.419%	11/17/20	14,760	14,942
	ConocoPhillips	5.750%	2/1/19	13,256	14,051
	ConocoPhillips Co.	2.200%	5/15/20	7,230	7,257
	ConocoPhillips Co.	4.200%	3/15/21	117,822	125,630
	ConocoPhillips Co.	2.875%	11/15/21	9,750	9,933
	Devon Energy Corp.	4.000%	7/15/21	19,530	20,289
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	21,500	21,712
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	11,700	11,893
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	12,700	13,117

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enbridge Energy Partners LP	4.375%	10/15/20	975	1,026
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,860	1,848
	Encana Corp.	3.900%	11/15/21	6,680	6,857
	Energy Transfer LP	2.500%	6/15/18	19,050	19,142
	Energy Transfer LP	6.700%	7/1/18	40,929	42,656
	Energy Transfer LP	4.150%	10/1/20	39,715	41,461
	Energy Transfer LP	4.650%	6/1/21	15,210	16,150
	Energy Transfer LP	5.200%	2/1/22	14,658	15,902
	EOG Resources Inc.	5.875%	9/15/17	2,950	2,964
	EOG Resources Inc.	5.625%	6/1/19	16,611	17,655
	EOG Resources Inc.	2.450%	4/1/20	11,528	11,617
	EOG Resources Inc.	2.625%	3/15/23	8,571	8,515
	Hess Corp.	4.300%	4/1/27	5,600	5,539
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,050	2,065
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,285	5,806
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,912	14,286
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	19,701
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,266
	Kinder Morgan Inc.	3.050%	12/1/19	1,760	1,792
	Kinder Morgan Inc.	7.750%	1/15/32	8,455	10,818
	Marathon Oil Corp.	5.900%	3/15/18	15,177	15,575
	Marathon Oil Corp.	2.700%	6/1/20	15,186	15,089
	Marathon Oil Corp.	2.800%	11/1/22	54,992	53,748
	MPLX LP	4.500%	7/15/23	33,060	35,122
	Nabors Industries Inc.	6.150%	2/15/18	5,417	5,508
	Nabors Industries Inc.	5.000%	9/15/20	9,800	9,825
	Nabors Industries Inc.	4.625%	9/15/21	10,622	10,197
7	Nabors Industries Inc.	5.500%	1/15/23	14,885	14,141
	Occidental Petroleum Corp.	1.500%	2/15/18	50,620	50,530
	ONEOK Partners LP	2.000%	10/1/17	975	974
	ONEOK Partners LP	3.200%	9/15/18	11,720	11,855
	Petro-Canada	6.050%	5/15/18	4,885	5,043
	Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	13,168
	Pioneer Natural Resources Co.	3.450%	1/15/21	24,400	25,137
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.750%	9/1/20	8,167	8,841
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	10,010	11,099
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	8,500	9,148
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	68,901	75,102
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	2,318	2,625
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	29,215	32,830
7	Schlumberger Holdings Corp.	2.350%	12/21/18	2,150	2,166
	Shell International Finance BV	1.900%	8/10/18	9,775	9,809
	Shell International Finance BV	1.625%	11/10/18	14,500	14,504
	Shell International Finance BV	2.000%	11/15/18	15,675	15,754
	Shell International Finance BV	1.375%	5/10/19	61,000	60,702
	Shell International Finance BV	1.375%	9/12/19	70,500	70,069
	Shell International Finance BV	4.300%	9/22/19	10,797	11,377
	Shell International Finance BV	2.125%	5/11/20	53,700	54,103
	Shell International Finance BV	2.250%	11/10/20	48,750	49,249
	Shell International Finance BV	1.875%	5/10/21	93,580	93,004
	Shell International Finance BV	1.750%	9/12/21	23,600	23,281
	Shell International Finance BV	3.250%	5/11/25	14,000	14,379
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	6,395	6,818
	Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,887
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,660	2,024
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	8,289	10,505
	Total Capital Canada Ltd.	1.450%	1/15/18	43,977	43,979
	Total Capital International SA	2.125%	1/10/19	47,850	48,150
	Total Capital International SA	2.100%	6/19/19	14,600	14,729
9	Total Capital International SA	4.250%	11/26/21	1,996	1,676

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital SA	2.125%	8/10/18	11,627	11,700
	Total Capital SA	4.450%	6/24/20	36,050	38,695
	Total Capital SA	4.250%	12/15/21	19,525	21,113
	TransCanada PipeLines Ltd.	2.500%	8/1/22	1,530	1,534
	TransCanada PipeLines Ltd.	4.625%	3/1/34	7,000	7,647
	Williams Partners LP	5.250%	3/15/20	4,880	5,252
	Williams Partners LP	4.000%	11/15/21	16,585	17,374
	Williams Partners LP	3.600%	3/15/22	17,204	17,719
	Williams Partners LP	3.350%	8/15/22	4,875	4,935
7	Woodside Finance Ltd.	8.750%	3/1/19	15,850	17,396
	Other Industrial (0.3%)
7	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	10,320	10,320
7	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	129,079
7	Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	40,045	40,045
	Technology (3.3%)
	Amphenol Corp.	2.550%	1/30/19	5,712	5,762
	Apple Inc.	1.300%	2/23/18	14,635	14,632
	Apple Inc.	2.100%	5/6/19	48,285	48,784
6,9	Apple Inc.	2.385%	8/28/19	29,160	23,420
9	Apple Inc.	2.850%	8/28/19	20,060	16,204
	Apple Inc.	1.550%	2/7/20	19,535	19,461
	Apple Inc.	2.000%	5/6/20	25,650	25,783
	Apple Inc.	2.250%	2/23/21	100,900	101,718
	Apple Inc.	2.850%	5/6/21	37,000	38,116
	Apple Inc.	1.550%	8/4/21	9,000	8,824
	Apple Inc.	2.150%	2/9/22	9,770	9,773
	Apple Inc.	2.500%	2/9/22	48,830	49,452
	Apple Inc.	2.700%	5/13/22	13,970	14,271
	Apple Inc.	2.850%	5/11/24	19,200	19,414
	Applied Materials Inc.	2.625%	10/1/20	23,420	23,917
	Baidu Inc.	2.250%	11/28/17	16,615	16,632
	Baidu Inc.	3.250%	8/6/18	31,200	31,551
	Baidu Inc.	2.750%	6/9/19	17,575	17,729
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	96,270	96,751
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	58,615	59,494
	CA Inc.	2.875%	8/15/18	2,195	2,218
	CA Inc.	3.600%	8/1/20	6,465	6,683
	Cisco Systems Inc.	4.450%	1/15/20	27,210	28,981
	Cisco Systems Inc.	2.200%	2/28/21	43,910	44,273
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	78,090	79,882
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	108,286	114,375
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	17,865	19,689
7	Everett Spinco Inc.	2.875%	3/27/20	13,670	13,869
7	Everett Spinco Inc.	4.250%	4/15/24	29,295	30,758
	Fidelity National Information Services Inc.	2.000%	4/15/18	4,715	4,719
	Fidelity National Information Services Inc.	2.850%	10/15/18	36,474	36,895
	Fidelity National Information Services Inc.	3.625%	10/15/20	24,814	25,982
12	Fidelity National Information Services Inc.	0.400%	1/15/21	10,100	11,973
	Fidelity National Information Services Inc.	2.250%	8/15/21	14,650	14,548
11	Fidelity National Information Services Inc.	1.700%	6/30/22	10,100	13,393
	Fiserv Inc.	2.700%	6/1/20	6,995	7,103
	Hewlett Packard Enterprise Co.	2.450%	10/5/17	13,074	13,096
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	45,105	45,651
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	65,207	67,468
	Intel Corp.	1.350%	12/15/17	33,388	33,386
9	Intel Corp.	3.250%	12/1/19	16,670	13,564
	Intel Corp.	2.875%	5/11/24	29,170	29,463
	International Business Machines Corp.	5.700%	9/14/17	25,910	26,036
	International Business Machines Corp.	2.500%	1/27/22	29,300	29,708
	KLA-Tencor Corp.	2.375%	11/1/17	13,845	13,865
	Lam Research Corp.	2.750%	3/15/20	24,420	24,912
	Microsoft Corp.	2.400%	2/6/22	97,675	98,751
	Microsoft Corp.	2.875%	2/6/24	87,910	89,673

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	2.375%	1/15/19	38,718	39,201
	Oracle Corp.	5.000%	7/8/19	16,368	17,421
	Pitney Bowes Inc.	5.750%	9/15/17	687	690
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	4,986
	Pitney Bowes Inc.	3.375%	10/1/21	13,165	13,166
	QUALCOMM Inc.	1.850%	5/20/19	34,130	34,292
	QUALCOMM Inc.	2.100%	5/20/20	29,860	30,082
	QUALCOMM Inc.	2.600%	1/30/23	62,625	62,934
	QUALCOMM Inc.	2.900%	5/20/24	19,510	19,643
	Seagate HDD Cayman	3.750%	11/15/18	13,715	13,921
7	Seagate HDD Cayman	4.250%	3/1/22	16,605	16,564
	Tech Data Corp.	3.700%	2/15/22	28,470	29,006
	Total System Services Inc.	2.375%	6/1/18	36,472	36,594
	Tyco Electronics Group SA	6.550%	10/1/17	8,270	8,334
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,751
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,452
	Tyco Electronics Group SA	4.875%	1/15/21	1,955	2,110
	Tyco Electronics Group SA	3.500%	2/3/22	3,210	3,349
	Tyco Electronics Group SA	3.450%	8/1/24	6,830	7,049
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	13,799
	Xerox Corp.	6.350%	5/15/18	7,291	7,531
	Xerox Corp.	2.800%	5/15/20	2,239	2,245
	Xerox Corp.	2.750%	9/1/20	7,135	7,162
	Xerox Corp.	4.500%	5/15/21	28,746	30,255
	Xilinx Inc.	2.125%	3/15/19	19,555	19,671
	Transportation (1.6%)
4,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	16,263	16,344
7	Air Canada	7.750%	4/15/21	48,312	55,619
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	17,495	17,468
4,13	American Airlines 2017-2 Class A Pass Through Trust	3.600%	10/15/29	13,180	13,180
4,13	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	13,180	13,180
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,095	8,468
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	4,155	4,422
	Canadian National Railway Co.	5.850%	11/15/17	14,960	15,149
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	412	420
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	219	220
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	155	159
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	2,678	2,965
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	31,223	34,267
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,296	2,408
	Continental Airlines 2012-3 Class C Pass Through
	Certificates	6.125%	4/29/18	59,755	61,069
4,14	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	21,452	24,024
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	38,519	44,200
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	8,827	9,985
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	18,828	20,710
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	6,967	7,229
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	3,363	3,485
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,943	2,035
	Delta Air Lines Inc.	2.875%	3/13/20	135,201	137,175
	Delta Air Lines Inc.	3.625%	3/15/22	122,419	126,106
7	ERAC USA Finance LLC	6.375%	10/15/17	31,967	32,261
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,813
7	ERAC USA Finance LLC	2.350%	10/15/19	39,858	40,104
7	ERAC USA Finance LLC	2.700%	11/1/23	34,185	33,645
4,7	Heathrow Funding Ltd.	4.875%	7/15/23	3,215	3,463
7	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,304
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,119
	Kansas City Southern	2.350%	5/15/20	51,909	51,854
4	Northwest Airlines 2007-1 Class B Pass Through Trust	8.028%	11/1/17	20,659	20,970
9	Qantas Airways Ltd.	7.500%	6/11/21	32,760	29,792
9	Qantas Airways Ltd.	7.750%	5/19/22	8,120	7,607

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ryder System Inc.	2.500%	3/1/18	8,010	8,043
	Ryder System Inc.	2.550%	6/1/19	4,971	5,027
	Ryder System Inc.	2.450%	9/3/19	6,140	6,200
	Ryder System Inc.	2.250%	9/1/21	14,650	14,575
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	12,700	13,971
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,483	4,943
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	12,107	12,424
9	Transurban Queensland Finance Pty Ltd.	4.900%	12/8/21	980	824
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	17,483	18,965
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,541
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	6,874	7,669
					15,914,369
Utilities (3.0%)
	Electric (2.9%)
	Arizona Public Service Co.	8.750%	3/1/19	29,145	32,243
9	AusNet Services Holdings Pty Ltd.	5.250%	2/14/20	8,200	6,931
	Baltimore Gas & Electric Co.	3.500%	11/15/21	6,215	6,512
	Baltimore Gas & Electric Co.	2.800%	8/15/22	3,555	3,605
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	38,425	39,456
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,258
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,777
	CMS Energy Corp.	6.250%	2/1/20	9,141	10,055
	Commonwealth Edison Co.	6.150%	9/15/17	27,867	28,019
	Commonwealth Edison Co.	5.800%	3/15/18	36,085	36,986
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,880
	Commonwealth Edison Co.	4.000%	8/1/20	27,778	29,273
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	12,309
	Dominion Energy Inc.	1.875%	1/15/19	33,170	33,196
	Dominion Energy Inc.	5.200%	8/15/19	4,175	4,441
	Dynegy Inc.	7.375%	11/1/22	2,527	2,562
7	EDP Finance BV	4.900%	10/1/19	38,610	40,542
7	EDP Finance BV	4.125%	1/15/20	77,392	80,091
7	EDP Finance BV	5.250%	1/14/21	7,527	8,092
11	EDP Finance BV	8.625%	1/4/24	5,339	9,384
7	EDP Finance BV	3.625%	7/15/24	23,905	23,971
	Emera US Finance LP	2.150%	6/15/19	19,105	19,153
	Emera US Finance LP	2.700%	6/15/21	33,445	33,674
7	Enel Finance International NV	2.875%	5/25/22	137,455	138,640
7	Enel Finance International NV	3.625%	5/25/27	4,820	4,858
	Exelon Corp.	2.850%	6/15/20	29,290	29,877
	Exelon Corp.	2.450%	4/15/21	8,638	8,662
	Exelon Corp.	3.497%	6/1/22	7,263	7,523
	Exelon Generation Co. LLC	2.950%	1/15/20	13,180	13,451
	FirstEnergy Corp.	2.850%	7/15/22	73,340	73,405
	FirstEnergy Corp.	4.250%	3/15/23	2,814	2,999
7	FirstEnergy Transmission LLC	4.350%	1/15/25	46,888	49,390
	Fortis Inc.	2.100%	10/4/21	22,465	22,135
	Fortis Inc.	3.055%	10/4/26	14,650	14,211
	Georgia Power Co.	5.400%	6/1/18	7,815	8,050
	Georgia Power Co.	2.400%	4/1/21	50,514	50,778
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	14,090
	MidAmerican Energy Co.	5.300%	3/15/18	36,392	37,256
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,873	3,172
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	27,665
	Nevada Power Co.	6.500%	5/15/18	32,715	34,104
	Nevada Power Co.	6.500%	8/1/18	9,683	10,094
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	24,604	24,758
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	8,010	8,442
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	14,364	17,405
	Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	53,358
	Pacific Gas & Electric Co.	8.250%	10/15/18	32,830	35,331
	Pacific Gas & Electric Co.	3.500%	10/1/20	53,968	56,122
	Pacific Gas & Electric Co.	4.250%	5/15/21	14,840	15,844

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	3.250%	9/15/21	32,511	33,600
	PacifiCorp	5.650%	7/15/18	20,566	21,348
	PacifiCorp	5.500%	1/15/19	4,630	4,882
	PPL Capital Funding Inc.	4.200%	6/15/22	2,050	2,212
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,574
	PPL Capital Funding Inc.	3.100%	5/15/26	15,955	15,774
	Puget Energy Inc.	6.500%	12/15/20	15,190	17,126
	Puget Energy Inc.	6.000%	9/1/21	4,135	4,641
	Puget Energy Inc.	5.625%	7/15/22	26,795	30,113
	SCANA Corp.	4.750%	5/15/21	7,705	8,091
	South Carolina Electric & Gas Co.	5.250%	11/1/18	4,500	4,688
	South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	12,874
	Southern Co.	1.550%	7/1/18	28,865	28,821
	Southern Co.	1.850%	7/1/19	48,470	48,425
	Southern Co.	2.150%	9/1/19	14,449	14,502
	Southern Co.	2.750%	6/15/20	48,140	48,944
	Southern Co.	2.350%	7/1/21	76,255	76,112
4	Southern Co.	5.500%	3/15/57	13,665	14,570
	Southern Power Co.	1.950%	12/15/19	32,735	32,653
	Southwestern Electric Power Co.	5.875%	3/1/18	10,080	10,307
	Southwestern Electric Power Co.	6.450%	1/15/19	48,811	51,864
	Natural Gas (0.1%)
7	Centrica plc	4.000%	10/16/23	6,363	6,602
7	Engie SA	2.875%	10/10/22	7,269	7,360
	Sempra Energy	6.150%	6/15/18	23,335	24,238
	Sempra Energy	2.400%	3/15/20	10,265	10,368
	Sempra Energy	2.850%	11/15/20	9,770	9,953
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,400
	Other Utility (0.0%)
9	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	2,440	2,042
9	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	3,270	2,660

					1,846,774

Total Corporate Bonds (Cost $33,861,137)					34,178,730

Sovereign Bonds (5.8%)
	Arab Republic of Egypt	6.125%	1/31/22	14,740	15,208
4	Argentine Republic	8.750%	5/7/24	9,071	10,278
	Argentine Republic	7.125%	6/28/17	12,965	11,772
	Avi Funding Co. Ltd.	2.850%	9/16/20	8,875	8,882
7	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	11,087
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,887
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,200
	Banco Nacional de Desenvolvimento Economico e
	Social	6.369%	6/16/18	6,830	7,052
7	Banco Nacional de Desenvolvimento Economico e
	Social	4.750%	5/9/24	4,300	4,236
7	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	29,970	29,883
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	2,450	2,485
12	Banque Centrale de Tunisie SA	5.625%	2/17/24	10,740	12,896
7	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,857
7	Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	17,470
7	Bermuda	5.603%	7/20/20	19,045	20,767
7	Bermuda	4.138%	1/3/23	6,000	6,272
7	Bermuda	4.854%	2/6/24	5,800	6,282
7	BOC Aviation Ltd.	2.375%	9/15/21	14,650	14,319
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,873
7	Caixa Economica Federal	2.375%	11/6/17	12,375	12,360
	Caixa Economica Federal	4.250%	5/13/19	2,800	2,839
7	CDP Financial Inc.	4.400%	11/25/19	21,300	22,497
7	CDP Financial Inc.	3.150%	7/24/24	24,580	25,170
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,995
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,839

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corp. Andina de Fomento	1.500%	8/8/17	8,790	8,779
	Corp. Andina de Fomento	2.200%	7/18/20	69,873	70,101
	Corp. Andina de Fomento	2.125%	9/27/21	31,495	31,252
	Corp. Andina de Fomento	4.375%	6/15/22	30,472	33,022
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,040
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,151
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	10,408
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	18,415	19,391
7	CPPIB Capital Inc.	1.250%	9/20/19	58,400	57,936
7,15	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,561
7	Electricite de France SA	2.150%	1/22/19	34,190	34,405
9	Emirates NBD PJSC	5.750%	5/8/19	10,770	8,998
4,7	ENA Norte Trust	4.950%	4/25/28	1,518	1,572
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	11,819
	Export-Import Bank of Korea	1.500%	10/21/19	56,405	55,638
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	21,529
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,098
	Federative Republic of Brazil	6.000%	4/7/26	29,437	32,307
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	19,500	19,724
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,890
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,947
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,004	2,210
	ICBCIL Finance Co. Ltd.	2.600%	11/13/18	4,800	4,820
7	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,870
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	5,400	5,467
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,739
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,231
16	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,834
6,16	Japan Bank for International Cooperation	1.697%	7/21/20	5,856	5,856
16	Japan Bank for International Cooperation	2.125%	7/21/20	38,055	38,153
16	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,275
	KazMunayGas National Co. JSC	9.125%	7/2/18	79,346	83,993
7	KazMunayGas National Co. JSC	3.875%	4/19/22	11,120	11,064
7	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,589
	Kingdom of Saudi Arabia	2.375%	10/26/21	70,315	69,205
	Kingdom of Sweden	1.500%	7/25/19	51,720	51,719
7	Kommunalbanken AS	1.125%	5/23/18	31,300	31,198
	Korea Development Bank	2.250%	8/7/17	19,445	19,445
	Korea Development Bank	3.500%	8/22/17	22,675	22,694
	Korea Development Bank	1.500%	1/22/18	13,450	13,418
	Korea Expressway Corp.	1.875%	10/22/17	22,630	22,625
7	Korea Expressway Corp.	1.875%	10/22/17	1,000	1,000
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,842
7	Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,000
	Korea National Oil Corp.	2.750%	1/23/19	14,650	14,759
7	Korea Resources Corp.	2.125%	5/2/18	4,675	4,675
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,858
	KSA Sukuk Ltd.	2.894%	4/20/22	44,145	44,091
	Majapahit Holding BV	8.000%	8/7/19	16,600	18,456
	National Savings Bank	8.875%	9/18/18	15,360	16,262
7	Nederlandse Waterschapsbank NV	1.250%	9/9/19	19,725	19,554
7	NongHyup Bank	1.875%	9/12/21	9,765	9,438
	North American Development Bank	2.300%	10/10/18	3,675	3,698
	North American Development Bank	2.400%	10/26/22	2,700	2,634
7	OCP SA	5.625%	4/25/24	8,325	8,949
7	OmGrid Funding Ltd.	5.196%	5/16/27	2,050	2,081
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	26,168	26,669
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	6,178
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	4,908
	Ooredoo International Finance Ltd.	5.000%	10/19/25	3,100	3,338
7	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,812
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	49,560	49,763
7	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	4,920
	Petrobras Global Finance BV	8.375%	5/23/21	107,378	120,800

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petrobras Global Finance BV	8.750%	5/23/26	1,965	2,311
	Petrobras International Finance Co. SA	5.750%	1/20/20	4,875	5,076
	Petrobras International Finance Co. SA	5.375%	1/27/21	9,750	9,994
	Petroleos Mexicanos	5.500%	2/4/19	55,125	57,670
	Petroleos Mexicanos	8.000%	5/3/19	22,730	24,940
	Petroleos Mexicanos	5.500%	1/21/21	153,554	163,742
	Petroleos Mexicanos	4.875%	1/24/22	1,240	1,294
7	Petroleos Mexicanos	6.500%	3/13/27	24,395	26,751
7	Petroleos Mexicanos	6.750%	9/21/47	4,305	4,527
	Province of New Brunswick	2.750%	6/15/18	485	490
	Province of Ontario	1.200%	2/14/18	5,200	5,193
	Province of Ontario	3.000%	7/16/18	15,905	16,086
	Province of Ontario	1.625%	1/18/19	71,920	71,677
	Province of Ontario	1.250%	6/17/19	24,405	24,118
	Province of Ontario	1.875%	5/21/20	9,770	9,717
	Province of Ontario	2.500%	4/27/26	5,515	5,439
	Province of Quebec	3.500%	7/29/20	4,750	4,930
	Province of Quebec	2.750%	8/25/21	16,785	17,081
	Province of Quebec	2.375%	1/31/22	35,465	35,632
	Province of Quebec	2.625%	2/13/23	5,150	5,236
	Province of Quebec	2.875%	10/16/24	6,750	6,885
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	11,527	11,968
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	3,652	3,794
	Republic of Colombia	7.375%	3/18/19	35,425	38,508
	Republic of Colombia	4.000%	2/26/24	1,685	1,752
4	Republic of Colombia	5.000%	6/15/45	10,320	10,423
12	Republic of Cote d'Ivoire	5.125%	6/15/25	4,230	5,101
	Republic of Croatia	6.750%	11/5/19	36,692	39,939
	Republic of Guatemala	4.375%	6/5/27	15,315	15,277
	Republic of Hungary	4.000%	3/25/19	14,600	15,038
	Republic of Hungary	6.250%	1/29/20	66,745	72,752
	Republic of Hungary	6.375%	3/29/21	8,340	9,393
	Republic of Indonesia	6.875%	1/17/18	11,463	11,727
	Republic of Indonesia	4.875%	5/5/21	38,660	41,523
12	Republic of Indonesia	2.875%	7/8/21	25,485	32,311
	Republic of Indonesia	3.700%	1/8/22	4,600	4,752
12	Republic of Indonesia	2.625%	6/14/23	15,620	19,486
12	Republic of Indonesia	3.375%	7/30/25	18,070	23,361
	Republic of Indonesia	6.625%	2/17/37	3,440	4,344
	Republic of Kazakhstan	3.875%	10/14/24	17,360	17,802
	Republic of Kazakhstan	4.875%	10/14/44	5,450	5,505
7	Republic of Latvia	2.750%	1/12/20	4,000	4,050
	Republic of Lithuania	7.375%	2/11/20	46,290	52,116
7	Republic of Lithuania	7.375%	2/11/20	55,400	62,393
7	Republic of Lithuania	6.125%	3/9/21	8,205	9,240
	Republic of Lithuania	6.125%	3/9/21	42,040	47,330
	Republic of Namibia	5.250%	10/29/25	2,675	2,757
	Republic of Panama	9.375%	4/1/29	2,345	3,488
	Republic of Poland	6.375%	7/15/19	63,180	68,781
	Republic of Poland	5.125%	4/21/21	23,840	26,194
	Republic of Poland	5.000%	3/23/22	46,710	51,731
	Republic of Romania	6.750%	2/7/22	1,502	1,742
12	Republic of Romania	2.750%	10/29/25	14,635	18,433
	Republic of Serbia	5.250%	11/21/17	21,608	21,805
7	Republic of Serbia	5.250%	11/21/17	22,470	22,666
	Republic of Serbia	4.875%	2/25/20	3,000	3,144
7	Republic of Slovakia	4.375%	5/21/22	5,500	6,002
	Republic of Slovakia	4.375%	5/21/22	3,000	3,267
	Republic of Slovenia	5.500%	10/26/22	11,740	13,406
7	Republic of Slovenia	5.250%	2/18/24	10,700	12,294
17	Republic of Turkey	2.803%	3/26/18	23,410	23,448
	Republic of Turkey	6.750%	4/3/18	53,130	54,724
	Republic of Turkey	7.000%	3/11/19	39,035	41,621
	Republic of Turkey	7.500%	11/7/19	9,750	10,688

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Turkey	7.000%	6/5/20	82,935	91,021
Republic of Turkey	5.625%	3/30/21	19,510	20,803
Republic of Turkey	6.250%	9/26/22	13,170	14,438
Republic of Turkey	5.750%	3/22/24	36,585	39,054
Republic of Turkey	4.875%	10/9/26	2,610	2,603
SABIC Capital II BV	2.625%	10/3/18	9,600	9,644
Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	9,765	9,814
7 Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,636
7 Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	39,015	39,115
7 SPARC EM SPC Panama Metro Line 2 SP	2.344%	12/5/22	400	354
State Bank of India	4.125%	8/1/17	33,613	33,613
State of Israel	4.000%	6/30/22	6,700	7,167
State of Israel	3.150%	6/30/23	6,000	6,194
State of Israel	2.875%	3/16/26	9,635	9,639
State of Kuwait	2.750%	3/20/22	47,602	47,942
State of Qatar	2.099%	1/18/18	30,300	30,278
State of Qatar	5.250%	1/20/20	39,600	42,147
Statoil ASA	3.125%	8/17/17	8,956	8,962
Statoil ASA	1.200%	1/17/18	21,105	21,068
Statoil ASA	2.250%	11/8/19	19,500	19,674
Statoil ASA	2.900%	11/8/20	10,000	10,275
Statoil ASA	3.150%	1/23/22	2,000	2,063
Sultanate of Oman	5.375%	3/8/27	6,100	6,316
Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,738
7 Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,623
7 Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,982
United Mexican States	3.625%	3/15/22	33,883	35,441
Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	1,900	1,916
YPF SA	8.875%	12/19/18	6,231	6,674

Total Sovereign Bonds (Cost $3,541,428)				3,587,123

Taxable Municipal Bonds (0.2%)
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	255	256
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	9,545	9,594
California GO	5.950%	3/1/18	26,110	26,808
California GO	6.200%	10/1/19	13,650	14,902
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,377
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,978
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,752
Illinois GO	5.665%	3/1/18	4,490	4,568
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,865
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	16,488	16,627
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	12,407	12,424
6 Mississippi GO (Nissan North America, Inc. Project)	1.927%	11/1/17	12,180	12,177
University of California Revenue	2.054%	5/15/18	3,400	3,418
University of California Revenue	1.745%	5/15/19	6,250	6,272

Total Taxable Municipal Bonds (Cost $127,862)				129,018

Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO (Cost
$10,000)	1.030%	8/7/17	10,000	10,000

	36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

					Market
					Value
		Coupon		Shares	($000)

Convertible Preferred Stocks (0.0%)

10	Lehman Brothers Holdings Inc. pfd. (Cost $28,923)	7.25%		29,160	—

Temporary Cash Investments (4.0%)
Money Market Fund (0.6%)
18	Vanguard Market Liquidity Fund	1.217%		3,552,991	355,370

				Face
			Maturity	Amount
			Date	($000)
Certificates of Deposit (1.4%)
	Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.520%	8/9/17	120,805	120,811
	Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.570%	10/27/17	144,565	144,637
	Bank of Tokyo-Mitsubishi UFJ Ltd. (New York Branch)	1.700%	1/26/18	92,300	92,410
	Royal Bank of Canada (New York Branch)	1.360%	10/5/17	120,275	120,291
	Royal Bank of Canada (New York Branch)	1.290%	10/27/17	193,600	193,571
	Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	77,965	77,966
	Wells Fargo Bank NA	1.320%	10/27/17	142,610	142,599
					892,285
Commercial Paper (2.0%)
7,19	Commonwealth Bank of Australia	1.399%	9/1/17	68,360	68,287
7,19	Danske Corp.	1.502%	8/28/17	44,145	44,103
7,19	Danske Corp.	1.471%	10/16/17	48,840	48,702
19	Electricite de France	1.543%	8/9/17	18,825	18,818
7,19	Electricite de France	1.543%	8/10/17	4,885	4,883
19	Electricite de France	1.906%	1/5/18	36,140	35,877
7,19	Electricite de France	1.832%	1/10/18	25,045	24,857
7,19	Energy Transfer LP	2.212%	9/26/17	480,000	478,474
7,19	Engie SA	1.490%	10/2/17	13,385	13,355
7,19	Engie SA	1.490%	10/6/17	36,425	36,337
7,19	Engie SA	1.543%	10/10/17	21,295	21,241
7,19	Engie SA	1.543%	10/12/17	28,355	28,281
7,19	Engie SA	1.543%	10/13/17	12,285	12,252
7,19	Engie SA	1.544%	10/18/17	32,770	32,677
7,19	Engie SA	1.543%	10/19/17	43,955	43,828
7,19	Engie SA	1.543%	10/20/17	57,230	57,063
7,19	Engie SA	1.544%	11/9/17	20,495	20,421
7,19	Engie SA	1.544%	11/10/17	20,290	20,216
7,19	Engie SA	1.544%	11/15/17	19,055	18,982
7,19	Ford Motor Credit Co. LLC	2.051%	6/21/18	14,635	14,360
7,19	Ford Motor Credit Co. LLC	2.061%	7/2/18	8,780	8,609
19	Molson Coors Brewing Co.	1.765%	8/14/17	28,154	28,137
19	Molson Coors Brewing Co.	1.765%	8/21/17	19,510	19,492
7,19	Plains All American Pipeline LP	1.956%	8/4/17	4,875	4,874
7,19	Plains All American Pipeline LP	1.986%	8/7/17	43,605	43,586
19	Plains All American Pipeline LP	2.016%	8/11/17	48,775	48,742
7,19	Plains All American Pipeline LP	2.263%	9/26/17	48,775	48,604
7,19	Xcel Energy Inc.	1.610%	10/30/17	11,700	11,651

					1,256,709
Total Temporary Cash Investments (Cost $2,503,848)					2,504,364

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Notional	Market
		Expiration	Amount	Value
	Counterparty	Date	($000)	($000)

Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX-NA-IG-S28-V1 5-Year Index, Strike:
60% (Cost $290)	GSCM	9/20/17	263,535	351

Total Investments (100.0%) (Cost $61,674,824)				62,081,172
			Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.00		8/25/17	430	(188)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.50		9/22/17	430	(67)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $124.00		8/25/17	430	(27)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		9/22/17	430	(309
Total Liability for Options Written (Premiums Received $691)				(591)

Other Assets and Liabilities—Net (0.0%)				9,858

Net Assets (100%)				62,090,439

1 Securities with a value of $73,339,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $25,410,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $43,177,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $9,651,550,000, representing 15.5% of net assets.
8 Security made only partial principal and/or interest payments during the period ended July 31, 2017.
9 Face amount denominated in Australian dollars.
10 Non-income-producing security--security in default.
11 Face amount denominated in British pounds.
12 Face amount denominated in euro.
13 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
14 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
15 Guaranteed by multiple countries.
16 Guaranteed by the Government of Japan.
17 Guaranteed by the Republic of Turkey.
18 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
19 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At July 31, 2017, the aggregate value of these securities was
$1,256,709,000, representing 2.0% of net assets.
GO—General Obligation Bond.
GSCM—Goldman Sachs Bank USA.
VRDO—Variable Rate Demand Obligation.

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (8.6%)
U.S. Government Securities (8.5%)
1	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	554,961	555,315
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	20,160	20,777
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	34,000	33,404
	United States Treasury Note/Bond	0.875%	5/15/19	50,000	49,594
	United States Treasury Note/Bond	1.500%	5/31/19	54,000	54,160
	United States Treasury Note/Bond	1.625%	8/15/22	13,000	12,864
	United States Treasury Note/Bond	1.750%	9/30/22	13,000	12,921
	United States Treasury Note/Bond	1.625%	11/15/22	10,100	9,964
2	United States Treasury Note/Bond	1.750%	1/31/23	150,000	148,593
1	United States Treasury Note/Bond	1.500%	2/28/23	300,000	293,016
1	United States Treasury Note/Bond	1.500%	3/31/23	300,000	292,875
2	United States Treasury Note/Bond	1.625%	4/30/23	144,000	141,391
1	United States Treasury Note/Bond	1.750%	5/15/23	300,000	296,484
	United States Treasury Note/Bond	1.625%	5/31/23	150,000	147,188
	United States Treasury Note/Bond	1.375%	6/30/23	38,000	36,718
1	United States Treasury Note/Bond	2.250%	11/15/25	100,000	100,266
3	United States Treasury Note/Bond	1.625%	2/15/26	161,000	153,402
	United States Treasury Note/Bond	1.625%	5/15/26	51,000	48,474
	United States Treasury Note/Bond	1.500%	8/15/26	2,015	1,890
					2,409,296
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	10,269	10,240
4,5,6	Freddie Mac Non Gold Pool	2.864%	8/1/32	272	281
4,5,6	Freddie Mac Non Gold Pool	3.143%	9/1/32	145	149

					10,670

Total U.S. Government and Agency Obligations (Cost $2,465,549)					2,419,966

Asset-Backed/Commercial Mortgage-Backed Securities (13.6%)
4	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	4,300	4,302
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,552
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,040	2,040
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,383
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	19,100	19,086
4,6	American Express Credit Account Secured Note Trust
	2012-4	1.776%	5/15/20	7,000	7,004
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,005	4,209
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,125
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,757	7,057
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,264	5,446
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,838	2,977
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,139
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,402	6,910
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,957
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	533	533
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,515
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	727	729
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,248
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,190	1,192
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,669
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,002
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	502
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	7,807	7,807
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,560	2,568
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	4,400	4,452
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,249
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	6,970	6,979
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	4,190	4,253
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	3,052
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	6,460	6,460
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	2,040	2,048
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	1,960	1,989

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,356
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,379
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,188
4,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,360
4,7	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	1,260	1,241
4,7	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	830	822
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	6,308	6,236
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,482	1,555
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,480	5,479
4,7	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,418
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,282
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,813
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	10,560	10,644
4,7	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	9,470	9,547
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	5,082
4	Banc of America Commercial Mortgage Trust 2008-1	6.222%	2/10/51	4,781	4,837
4	Banc of America Commercial Mortgage Trust 2008-1	6.266%	2/10/51	9,156	9,221
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,806	1,895
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	360	366
4	BANK 2017 - BNK4	3.625%	5/15/50	10,040	10,463
4	BANK 2017 - BNK5	3.390%	6/15/60	10,480	10,740
4	BANK 2017 - BNK6	3.518%	7/15/60	5,740	5,943
4,6,7	Bank of America Student Loan Trust 2010-1A	2.114%	2/25/43	5,356	5,382
7	Bank of Nova Scotia	1.875%	9/20/21	8,390	8,253
4,7	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,405
4	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	16,009
4,6,7	BMW Floorplan Master Owner Trust 2015-1A	1.726%	7/15/20	23,160	23,225
4,6	Brazos Higher Education Authority Inc. Series 2005-3	1.496%	6/25/26	4,780	4,751
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.989%	2/25/30	7,918	7,967
4,6	Cabela's Credit Card Master Note Trust 2015-2	1.896%	7/17/23	8,920	8,988
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,313	1,313
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,012	2,002
4,7	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,910	5,977
4	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	8,199
4	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,589
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	10,580	10,573
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	2,430	2,428
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,118
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	542
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,211	6,229
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	2,415	2,419
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,785
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	294	294
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,003
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	806
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	2,410	2,458
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	8,550	8,572
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	7,900	7,937
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,447
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,738
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	364
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	3,820	3,814
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	1,630	1,623
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	900
4	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	12,445	12,784
4,6,7	CARDS II Trust 2016-1A	1.926%	7/15/21	20,745	20,830
4	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,787
4	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	520	520
4	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	970	972
4	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,858
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,013

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,951
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,818
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,926
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,169
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,917
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,351
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	17,440	16,985
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	11,570	12,118
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,970	5,157
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	5,000	5,149
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.753%	12/15/47	5,260	5,923
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,826	4,867
4,7	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	36,017	35,976
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	522	522
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,102
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,194
4,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,156
4,7	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	290	293
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	7,575	7,601
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,335
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,650
4,7	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,671
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	2,370	2,398
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,713
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	5,380	5,369
4,7	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	4,680	4,630
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	6,633	6,820
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,116
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	6,157
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,237	2,264
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	878	919
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	2,083
4	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	885	934
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	16,273	17,417
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	27,838	29,168
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	9,060	9,588
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	9,347
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,093
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	844
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.462%	7/10/47	1,250	1,293
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	4,729	4,883
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	12,763	13,335
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,252
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.531%	10/10/47	3,270	3,284
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,480
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	10,960	11,539
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	4,597	4,833
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.571%	9/10/58	900	902
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	4,876	4,938
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	17,384
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	4,993	4,978
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	3,250	3,215
4,6,7	Colony American Homes 2014-1A	2.376%	5/17/31	2,390	2,395
4,6,7	Colony American Homes 2014-1A	2.576%	5/17/31	1,960	1,959
4,6,7	Colony American Homes 2014-2	2.576%	7/17/31	571	571
4,6,7	Colony American Homes 2015-1	2.726%	7/17/32	440	440
4,6,7	Colony American Homes 2015-1A	2.426%	7/17/32	3,773	3,777
4,6,7	Colony Starwood Homes 2016-1A Trust	2.728%	7/17/33	6,731	6,818
4,6,7	Colony Starwood Homes 2016-1A Trust	3.378%	7/17/33	2,970	2,998
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	3,061
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,070
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,778	6,872
4,7	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,341
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,899	6,980

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	428
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,941
4,7	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	13,425
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,633	1,657
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	800	845
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	4,876	5,204
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	4,757	5,143
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,737	1,825
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,860	6,211
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,048	13,962
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	15,127	16,324
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	12/10/23	855	942
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	12/10/23	1,560	1,631
4,7	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	9,371
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,409
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,020	1,054
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,030	8,406
4	COMM 2013-CCRE9 Mortgage Trust	4.231%	7/10/45	11,658	12,638
4,7	COMM 2013-CCRE9 Mortgage Trust	4.255%	7/10/45	2,780	2,902
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,106	2,134
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,308	1,379
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	631
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,938
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,702	6,801
4,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	18,320	19,196
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	500	532
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	4,432	4,786
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,675
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,658
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,397
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,010	1,062
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,335	6,747
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,367
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	4,400	4,468
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	4,500	4,677
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	10,820	11,411
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	5,200	5,344
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,433	16,081
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	22,572	23,431
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,438	2,593
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	4,220	4,421
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,748	3,905
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	1,760	1,788
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	13,303	13,541
7	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,310
7	Commonwealth Bank of Australia	2.125%	7/22/20	6,505	6,512
4,7	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,735
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.310%	2/15/41	3,042	3,079
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	4,003	4,144
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	6,866
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,441
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.359%	8/15/48	2,160	2,175
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.537%	11/15/48	3,620	3,736
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	6,280	6,420
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	13,760	14,057
4	DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	1,250	1,194
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	9,640	9,825
4,6	Discover Card Execution Note Trust 2017-A5	1.829%	12/15/26	29,260	29,384
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,296
4,7	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	2,156	2,166
4,7	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	2,000	2,029
4,7	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	4,264	4,278
4,7	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,652

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	5,904	5,931
4,7	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	5,630	5,712
4,7	Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	751	752
4,7	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	9,050	9,129
4,7	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,562
4,7	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	3,780	3,835
4,7	Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	870	870
4,7	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	4,750	4,762
4,7	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	8,050	8,149
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,605
4,7	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	12,120	12,121
4,7	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	9,500	9,509
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,758
4	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	11,210	11,215
4,6,7	Edsouth Indenture No 9 LLC 2015-1	2.032%	10/25/56	7,427	7,425
4,7	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,655
4,7	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,182
4,7	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	18,140	18,120
4,7	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	2,750	2,741
4,6,7	Evergreen Credit Card Trust Series 2016-3	1.726%	11/16/20	11,910	11,956
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C03	2.732%	7/25/25	184	184
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.832%	4/25/28	836	837
4,5,6	Fannie Mae Connecticut Avenue Securities 2015-C04	2.932%	4/25/28	520	521
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	2.682%	1/25/29	2,091	2,117
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05	2.582%	1/25/29	1,247	1,257
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K054	2.745%	1/25/26	5,510	5,516
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K056	2.525%	5/25/26	2,250	2,208
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K057	2.570%	7/25/26	2,000	1,967
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K061	3.347%	11/25/26	9,430	9,833
4,5	FHLMC Multifamily Structured Pass Through Certificates
	K062	3.413%	12/25/26	8,950	9,380
4,7	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	6,360	6,345
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	5,560	5,571
4	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	17,030	17,067
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,892
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	17,458	17,607
4,7	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,911
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	10,300	10,406
4,7	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,182
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,679
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,097
4,7	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	26,338
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,414
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,820	13,907
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	20,230	20,105
4,7	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	24,010	24,290
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,600
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,901
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	672
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	721
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	290
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	900	905
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,795

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	8,480	8,569
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	2.126%	2/15/21	9,790	9,873
4,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.756%	7/15/20	14,110	14,155
4	Ford Credit Floorplan Master Owner Trust A Series
	2017-1	2.070%	5/15/22	56,020	56,108
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	2.482%	10/25/28	563	564
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	3.432%	10/25/28	1,130	1,153
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.332%	12/25/28	1,453	1,458
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	3.232%	12/25/28	2,760	2,826
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	470	465
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,008	6,005
4	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	1,650	1,651
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,605
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,333
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	9,050	9,055
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	1,310	1,311
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,887
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,908
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	17,520	17,457
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,916
4	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	5,010	5,004
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	12,002
4,7	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	3,770	3,771
4,6,7	GMF Floorplan Owner Revolving Trust 2016-1	2.076%	5/17/21	20,000	20,179
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,305
4,7	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,897
4,6,7	Golden Credit Card Trust 2015-1A	1.666%	2/15/20	35,000	35,028
4,7	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,551
4,7	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	19,580	19,463
4,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,039
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	1,680	1,683
4,7	GreatAmerica Leasing Receivables Funding LLC Series
	2016-1	1.990%	4/20/22	10,580	10,552
4,7	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,764
4	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	4,788	4,915
4,7	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,710
4,7	GS Mortgage Securities Trust 2010-C2	5.183%	12/10/43	1,370	1,507
4,7	GS Mortgage Securities Trust 2011-GC3	5.632%	3/10/44	2,650	2,884
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,126
4	GS Mortgage Securities Trust 2012-GCJ7	5.702%	5/10/45	2,140	2,313
4	GS Mortgage Securities Trust 2013-GC13	4.033%	7/10/46	185	200
4,7	GS Mortgage Securities Trust 2013-GC13	4.066%	7/10/46	1,210	1,224
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,128	4,234
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,587
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,928	1,941
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	845
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	4,295	4,582
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	114
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	10,638	11,316
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	597
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	13,475	14,356
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	6,881
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,779
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,670
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	10,930	11,446

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	9,362
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,490	15,250
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	7,100	7,323
4	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	2,610	2,677
7	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	9,027
4,7	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	11,150	11,149
4,7	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	9,400	9,357
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	16,350	16,306
4,7	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	9,345	9,270
4,7	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	1,650	1,646
4,7	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,560	7,877
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	4,000	3,992
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,890
4,7	Hyundai Auto Lease Securitization Trust 2015-A	2.070%	11/15/19	7,250	7,254
4,7	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,141
4,7	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	10,930	10,925
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,201
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,357
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,908
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,704
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,156
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,203
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,405
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,312
6	Illinois Student Assistance Commission Series 2010-1	2.364%	4/25/22	2,038	2,046
4,6,7	Invitation Homes 2014-SFR2 Trust	2.326%	9/17/31	2,438	2,438
4,6,7	Invitation Homes 2014-SFR2 Trust	2.829%	9/17/31	700	700
4,6,7	Invitation Homes 2015-SFR2 Trust	2.579%	6/17/32	2,845	2,853
4,6,7	Invitation Homes 2015-SFR2 Trust	2.879%	6/17/32	1,510	1,516
4,6,7	Invitation Homes 2015-SFR3 Trust	2.976%	8/17/32	1,650	1,653
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,631	6,819
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	10,386	10,460
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	5,897	6,137
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	808	812
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,239	1,299
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.533%	11/15/43	2,730	2,898
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.533%	11/15/43	2,313	2,468
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	5,463	5,525
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	7,534	8,073
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,389
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.407%	8/15/46	4,000	4,414
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	3,925	4,103
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,948	5,028
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	22,630	23,217
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,436
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	6,113	6,315
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,739

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	323	345
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.053%	1/15/46	2,550	2,555
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,215	1,275
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	311	330
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	29,810	32,160
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	2,135	2,304
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	960	993
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	6,399	6,499
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	10,113
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	4,100	4,240
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.363%	7/15/45	6,780	7,006
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,515	5,795
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.025%	7/15/45	5,000	5,310
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,572	1,653
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	6,118	6,573
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	564	571
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	419
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,878
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.063%	11/15/45	1,300	1,356
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,363	4,706
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	14,680	15,782
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	646
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	2,500	2,684
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	1,000	1,022
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,910	3,108
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.493%	8/15/47	5,570	5,777
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,117	2,216
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	13,220	13,449
4	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	5,120	5,298
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	9,823	9,978
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	4,812
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,380

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	1,520	1,601
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	3,783	3,938
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	7,697
4	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	11,590	12,191
4	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	8,770	9,025
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	8,485	8,561
4,7	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	926
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,304
4,6,7	Mercedes-Benz Master Owner Trust 2017-B	1.646%	5/16/22	24,430	24,504
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	4,190	4,217
4,7	Miramax LLC 2014-1A	3.340%	7/20/26	560	563
4,7	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,378	2,383
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,612
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	8,462	8,758
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	16,040	16,792
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	6,337	6,447
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	1,830	1,840
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	1,244	1,338
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	580	586
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	11,427	12,178
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.170%	8/15/46	7,317	7,903
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	1,005	1,057
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	1,940	2,102
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	427
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,511
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,029
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	13,307
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,464
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,716
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	11,716	12,402
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	20,825	22,294
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.893%	4/15/47	1,140	1,200
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	8,646	9,180
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	994
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.323%	6/15/47	7,090	7,505
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.756%	6/15/47	2,400	2,476

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	28,696	30,147
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	1,380	1,446
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	5,430	5,765
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	3,940	4,085
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	12,573	12,799
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	3,420	3,528
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,459
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	2,938	3,070
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	700	715
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.753%	5/15/49	1,090	1,144
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	19,390	20,357
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	835	839
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,339
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,534
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,468
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,748
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,902
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,430	4,626
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	10,064	10,617
4	Morgan Stanley Capital I Trust 2015-UBS8	4.590%	12/15/48	3,210	3,251
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	21,780	21,262
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	4,770	4,954
4,7	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	11,190	11,212
4,6,7	Navient Student Loan Trust 2016-2	2.282%	6/25/65	2,420	2,438
4,6,7	Navient Student Loan Trust 2016-3	2.082%	6/25/65	2,050	2,073
4,6,7	Navient Student Loan Trust 2016-6A	1.982%	3/25/66	12,400	12,440
4,6,7	Navient Student Loan Trust 2017-4A	1.730%	9/27/66	8,390	8,390
4,6,7	Navistar Financial Dealer Note Master Trust II 2016-1A	2.582%	9/27/21	15,350	15,429
4,6	New Mexico Educational Assistance Foundation 2013-1	1.927%	1/2/25	3,300	3,285
4,7	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,779
4	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	24,810	24,795
4	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	8,960	8,954
6	North Carolina State Education Assistance Authority
	2011-1	2.214%	1/26/26	668	668
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	121	129
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	9,041
4,6,7	Pepper Residential Securities Trust 2017A-A1UA	2.324%	3/10/58	10,986	10,996
4,6,7	Pepper Residential Securities Trust 2018A-A1UA	2.174%	3/12/47	2,165	2,164
4,6,7	PFS Financing Corp. 2015-AA	1.846%	4/15/20	3,500	3,505
4,6,7	PHEAA Student Loan Trust 2016-2A	2.182%	11/25/65	16,021	16,058
4,7	Porsche Innovative Lease Owner Trust 2015-1	1.430%	5/21/21	4,900	4,899
4,7	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,465	2,485
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,365	9,446
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,570
4,6,7	Resimac Premier Series 2014-1A	1.936%	12/12/45	1,995	1,996
4,6,7	Resimac Premier Series 2016-1A	2.614%	10/10/47	27,739	27,833
	Royal Bank of Canada	2.200%	9/23/19	2,573	2,586
4	Royal Bank of Canada	1.875%	2/5/21	4,800	4,767
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	48	48
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,247
4	Santander Drive Auto Receivables Trust 2015-4	1.580%	9/16/19	495	495
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	9,470	9,490

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	9,420	9,532
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,662
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	2,450	2,456
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,620
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,461
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	8,060	8,053
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,363
7	SBA Tower Trust	3.156%	10/8/20	3,970	4,007
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	5,850	5,816
4,7	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	5,460	5,425
4,7	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	968	982
4,7	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	6,938	7,063
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	3,411	3,528
4,7	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	1,588	1,603
4,6,7	SLM Private Education Loan Trust 2013-A	2.276%	5/17/27	5,087	5,121
4,7	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,761
4,7	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	3,000	3,003
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	3,017
4,7	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	2,025
4,7	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	900	907
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	812
4,6	SLM Student Loan Trust 2005-5	1.414%	4/25/25	771	770
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,810
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	6,210	6,248
4,6,7	SMB Private Education Loan Trust 2016-B	2.676%	2/17/32	4,480	4,595
4,6,7	SMB Private Education Loan Trust 2016-C	2.326%	9/15/34	5,600	5,700
4,6,7	SMB Private Education Loan Trust 2017-A	2.126%	9/15/34	6,300	6,353
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,300	4,334
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	2,235	2,222
4,7	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	2,340	2,323
4,6,7	SoFi Professional Loan Program 2016-D LLC	2.182%	1/25/39	2,366	2,389
4,7	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,280	1,270
4,7	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	7,170	7,219
4,6,7	SoFi Professional Loan Program 2017-C LLC	1.832%	7/25/40	2,029	2,031
4,7	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	5,700	5,699
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,992
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,923
7	Stadshypotek AB	1.750%	4/9/20	3,689	3,662
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	3,690	3,731
4	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,403
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	20,127	20,362
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,175
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	5,710	5,681
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	9,890	9,847
4	Synchrony Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,230
4	Synchrony Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	650	650
4,7	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,672	3,835
4,7	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,876	6,217
4,7	Tidewater Auto Receivables Trust 2016-AA	2.300%	9/15/19	1,109	1,108
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,800	2,883
4,6,7	Trafigura Securitisation Finance plc 2014-1A	2.176%	10/15/18	5,720	5,718
4,7	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	43,600	43,591
4,6,7	Trillium Credit Card Trust II 2016-1A	1.953%	5/26/21	53,860	54,078
4,7	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	3,390	3,390
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,276
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,673	6,898
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,703	5,760
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	4,080
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,185
4,7	Verizon Owner Trust 2016-2A	1.680%	5/20/21	20,870	20,822
4,7	Verizon Owner Trust 2017-2A	1.920%	12/20/21	45,090	45,132
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	9,070	9,256

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,155
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	670
4,7	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	508
4,7	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,114
4,7	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,452
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	6,389	6,497
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,436
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	954	1,011
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,883	8,522
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	11,977
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	8,920	9,428
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	735
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,558
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,497
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	1,470	1,513
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	29,784
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	11,245	11,760
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,344
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,520
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,583
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,358
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.495%	9/15/58	2,740	2,832
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,269	5,579
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,163
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.541%	9/15/58	5,225	5,264
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	4,761	5,003
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	5,750	5,970
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	7,730	8,168
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	13,750	14,138
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	5,830	6,060
4,6	Wells Fargo Dealer Floorplan Master Note Trust Series
	2015-2	1.878%	1/20/22	19,025	19,152
4,7	Wendys Funding LLC 2015-1A	3.371%	6/15/45	481	486
4,7	Wendys Funding LLC 2015-1A	4.080%	6/15/45	7,143	7,293
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,270	2,336
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,292
7	Westpac Banking Corp.	2.000%	3/3/20	13,770	13,716
7	Westpac Banking Corp.	2.250%	11/9/20	7,430	7,459
4,7	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	4,860
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,202	6,600
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,342
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,130	6,378
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,395
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,789	3,882
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	11,371	11,602
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,948
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,263
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	2,133	2,243
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,505
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	374
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	2,116	2,225
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,389
4	WFRBS Commercial Mortgage Trust 2013-C18	4.661%	12/15/46	1,085	1,189
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	2,130	2,250
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	11,356
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	15,656
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,530
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,431
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,520	1,567
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,235	13,880
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	723
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,394
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,429
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,179	14,756

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	920	970
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	13,996	14,971
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	12,000	12,014
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	5,630	5,588

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,828,975)					3,846,984

Corporate Bonds (69.2%)
Finance (31.3%)
	Banking (21.2%)
7	ABN AMRO Bank NV	2.500%	10/30/18	27,285	27,514
	American Express Credit Corp.	1.700%	10/30/19	4,669	4,645
	American Express Credit Corp.	2.200%	3/3/20	19,825	19,971
	American Express Credit Corp.	2.375%	5/26/20	4,700	4,759
	American Express Credit Corp.	2.250%	5/5/21	7,448	7,458
	American Express Credit Corp.	2.700%	3/3/22	28,365	28,754
	American Express Credit Corp.	3.300%	5/3/27	7,900	7,940
8	Australia & New Zealand Banking Group Ltd.	4.750%	8/6/19	1,704	1,423
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	15,852	15,928
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	8,270	8,661
6,8	Australia & New Zealand Banking Group Ltd.	3.650%	6/25/24	17,805	14,433
7	Banco de Bogota SA	4.375%	8/3/27	10,000	9,941
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,296
	Bank of America Corp.	3.300%	1/11/23	12,677	13,007
4	Bank of America Corp.	3.124%	1/20/23	28,235	28,687
	Bank of America Corp.	4.125%	1/22/24	33,430	35,527
	Bank of America Corp.	3.875%	8/1/25	10,000	10,402
	Bank of America Corp.	4.450%	3/3/26	8,900	9,368
4	Bank of America Corp.	3.824%	1/20/28	23,700	24,163
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,017	3,071
	Bank of New York Mellon Corp.	2.450%	11/27/20	14,339	14,502
	Bank of New York Mellon Corp.	4.150%	2/1/21	17,664	18,823
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,718
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,806
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,907
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,887
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,382
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,844
	Bank of New York Mellon Corp.	2.800%	5/4/26	8,115	7,942
4	Bank of New York Mellon Corp.	3.442%	2/7/28	29,200	29,971
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	6,811
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,098
	Bank of Nova Scotia	2.700%	3/7/22	6,375	6,474
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	11,110	11,111
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	31,431	31,792
7	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	18,410	18,689
7	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	23,830	23,928
7	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	50,685	50,985
	Barclays plc	4.375%	1/12/26	8,110	8,522
	BB&T Corp.	5.250%	11/1/19	12,000	12,838
	BB&T Corp.	3.950%	3/22/22	4,400	4,665
	BNP Paribas SA	2.400%	12/12/18	3,150	3,177
	BNP Paribas SA	5.000%	1/15/21	44,350	48,481
	BNP Paribas SA	3.250%	3/3/23	6,235	6,463
6,8	BPCE SA	2.990%	4/24/20	7,260	5,853
8	BPCE SA	3.500%	4/24/20	3,000	2,430
	BPCE SA	2.750%	12/2/21	12,840	13,007
	BPCE SA	4.000%	4/15/24	7,340	7,801
	Branch Banking & Trust Co.	2.850%	4/1/21	10,425	10,679
	Branch Banking & Trust Co.	2.625%	1/15/22	37,765	38,256
	Branch Banking & Trust Co.	3.625%	9/16/25	22,495	23,429
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	3,225	3,229
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,466
	Capital One Financial Corp.	3.050%	3/9/22	12,715	12,930

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,626
	Capital One Financial Corp.	3.750%	7/28/26	20,000	19,657
	Capital One NA	1.500%	3/22/18	7,000	6,992
	Citigroup Inc.	2.900%	12/8/21	34,370	34,839
	Citigroup Inc.	3.375%	3/1/23	16,000	16,422
4	Citigroup Inc.	2.876%	7/24/23	35,700	35,726
	Citigroup Inc.	3.875%	10/25/23	28,736	30,204
	Citigroup Inc.	4.600%	3/9/26	5,177	5,486
	Citigroup Inc.	3.200%	10/21/26	44,200	43,097
4,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
8	Commonwealth Bank of Australia	5.000%	9/24/19	3,498	2,940
7	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,871
6,8	Commonwealth Bank of Australia	2.545%	10/18/19	6,060	4,887
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	3,022
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,399
	Commonwealth Bank of Australia	2.400%	11/2/20	11,075	11,145
7	Commonwealth Bank of Australia	2.000%	9/6/21	6,480	6,379
7	Commonwealth Bank of Australia	2.750%	3/10/22	22,040	22,324
6,8	Commonwealth Bank of Australia	3.685%	11/5/24	22,700	18,455
7	Commonwealth Bank of Australia	4.500%	12/9/25	14,255	14,943
6,8	Commonwealth Bank of Australia	4.380%	6/3/26	6,800	5,655
	Cooperatieve Rabobank UA	2.250%	1/14/20	15,590	15,707
	Cooperatieve Rabobank UA	2.500%	1/19/21	21,455	21,681
6,8	Cooperatieve Rabobank UA	3.230%	3/4/21	4,780	3,920
	Cooperatieve Rabobank UA	3.875%	2/8/22	22,757	24,213
	Cooperatieve Rabobank UA	3.950%	11/9/22	15,660	16,448
	Cooperatieve Rabobank UA	4.625%	12/1/23	80,134	86,901
6,8	Cooperatieve Rabobank UA	4.210%	7/2/25	3,500	2,860
	Cooperatieve Rabobank UA	4.375%	8/4/25	52,275	55,112
	Cooperatieve Rabobank UA	3.750%	7/21/26	10,000	10,100
	Credit Suisse AG	2.300%	5/28/19	9,820	9,904
	Credit Suisse AG	3.000%	10/29/21	40,000	40,961
	Credit Suisse AG	3.625%	9/9/24	69,650	72,193
7	Credit Suisse Group AG	3.574%	1/9/23	13,000	13,324
7	Credit Suisse Group AG	4.282%	1/9/28	31,610	33,165
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	41,250	43,002
7	Danske Bank A/S	2.700%	3/2/22	10,870	10,981
10	Deutsche Bank AG	1.875%	2/28/20	9,000	11,989
	Discover Bank	7.000%	4/15/20	3,665	4,083
	Fifth Third Bank	2.875%	10/1/21	12,105	12,360
	Fifth Third Bank	3.850%	3/15/26	2,790	2,862
	First Republic Bank	2.375%	6/17/19	11,791	11,858
	First Republic Bank	2.500%	6/6/22	39,370	39,263
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,467
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	58,410
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,751
	Goldman Sachs Group Inc.	2.600%	12/27/20	23,970	24,160
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,894	22,011
6,8	Goldman Sachs Group Inc.	3.095%	9/8/21	2,240	1,812
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	59,034
	Goldman Sachs Group Inc.	3.000%	4/26/22	42,225	42,670
4	Goldman Sachs Group Inc.	2.908%	6/5/23	28,915	28,977
4	Goldman Sachs Group Inc.	2.905%	7/24/23	29,410	29,457
	Goldman Sachs Group Inc.	4.000%	3/3/24	35,858	37,703
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	26,993
11	Goldman Sachs Group Inc.	1.250%	5/1/25	6,777	7,982
	Goldman Sachs Group Inc.	3.750%	5/22/25	91,557	94,176
4	Goldman Sachs Group Inc.	3.691%	6/5/28	31,070	31,176
	HSBC Bank USA NA	4.875%	8/24/20	24,478	26,295
	HSBC Holdings plc	3.400%	3/8/21	14,110	14,572
	HSBC Holdings plc	2.950%	5/25/21	22,430	22,825
	HSBC Holdings plc	2.650%	1/5/22	21,885	22,010
	HSBC Holdings plc	4.000%	3/30/22	25,000	26,512
4	HSBC Holdings plc	3.262%	3/13/23	69,815	71,407

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	3.600%	5/25/23	50,120	52,031
	HSBC Holdings plc	4.250%	3/14/24	17,500	18,259
	HSBC Holdings plc	4.300%	3/8/26	4,200	4,499
	HSBC Holdings plc	3.900%	5/25/26	11,965	12,427
	HSBC Holdings plc	4.375%	11/23/26	9,010	9,449
4	HSBC Holdings plc	4.041%	3/13/28	106,664	111,838
4	HSBC Holdings plc	6.000%	11/22/65	13,930	14,581
	Huntington National Bank	2.400%	4/1/20	7,000	7,053
	ICICI Bank Ltd.	4.000%	3/18/26	5,000	5,110
	ING Groep NV	3.950%	3/29/27	10,000	10,475
7	Intesa Sanpaolo SPA	3.125%	7/14/22	18,225	18,344
7	Intesa Sanpaolo SPA	3.875%	7/14/27	19,440	19,593
6,8	JPMorgan Chase & Co.	2.825%	12/9/19	3,110	2,513
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	62,138
	JPMorgan Chase & Co.	2.550%	3/1/21	17,560	17,724
	JPMorgan Chase & Co.	2.295%	8/15/21	15,250	15,241
	JPMorgan Chase & Co.	4.500%	1/24/22	18,655	20,258
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	24,253
	JPMorgan Chase & Co.	2.972%	1/15/23	54,172	54,968
4	JPMorgan Chase & Co.	2.776%	4/25/23	31,685	31,832
	JPMorgan Chase & Co.	2.700%	5/18/23	26,538	26,453
	JPMorgan Chase & Co.	3.875%	2/1/24	22,900	24,145
	JPMorgan Chase & Co.	3.625%	5/13/24	6,336	6,574
	JPMorgan Chase & Co.	3.125%	1/23/25	17,320	17,327
4	JPMorgan Chase & Co.	3.220%	3/1/25	19,675	19,862
	JPMorgan Chase & Co.	3.300%	4/1/26	8,665	8,678
	JPMorgan Chase & Co.	3.200%	6/15/26	8,186	8,112
4	JPMorgan Chase & Co.	3.782%	2/1/28	49,000	50,312
4	JPMorgan Chase & Co.	3.540%	5/1/28	27,820	27,935
4	JPMorgan Chase & Co.	3.882%	7/24/38	15,640	15,549
	KeyBank NA	3.300%	6/1/25	20,000	20,445
	Lloyds Bank plc	2.700%	8/17/20	13,573	13,829
	Lloyds Bank plc	6.375%	1/21/21	9,172	10,367
	Lloyds Banking Group plc	3.000%	1/11/22	6,030	6,107
	Lloyds Banking Group plc	3.750%	1/11/27	23,045	23,358
7	Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,796
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,799
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	8,490	8,509
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	103,235	105,055
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	32,705	32,308
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	8,925	9,083
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	45,975	46,002
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,975	8,797
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	24,690	25,793
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	28,570	29,591
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	19,440	19,420
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,128
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	29,345
	Mizuho Financial Group Inc.	2.953%	2/28/22	6,990	7,036
	Morgan Stanley	7.300%	5/13/19	5,000	5,458
	Morgan Stanley	5.625%	9/23/19	20,500	22,017
	Morgan Stanley	5.500%	1/26/20	16,035	17,307
	Morgan Stanley	5.500%	7/24/20	12,000	13,103
	Morgan Stanley	5.750%	1/25/21	24,000	26,608
	Morgan Stanley	2.500%	4/21/21	3,224	3,232
	Morgan Stanley	5.500%	7/28/21	26,800	29,800
	Morgan Stanley	2.625%	11/17/21	51,815	51,971
	Morgan Stanley	2.750%	5/19/22	49,180	49,223
	Morgan Stanley	3.875%	4/29/24	21,900	22,817
6	Morgan Stanley	2.373%	5/8/24	14,865	14,960
	Morgan Stanley	3.700%	10/23/24	15,525	16,073
	Morgan Stanley	4.000%	7/23/25	30,681	32,200
	Morgan Stanley	3.875%	1/27/26	48,504	50,193
	Morgan Stanley	3.625%	1/20/27	50,495	51,004

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley	3.591%	7/22/28	24,410	24,475
4	Morgan Stanley	3.971%	7/22/38	9,500	9,496
	MUFG Americas Holdings Corp.	2.250%	2/10/20	3,400	3,413
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,635
	MUFG Americas Holdings Corp.	3.000%	2/10/25	12,000	11,834
8	National Australia Bank Ltd.	3.520%	6/28/19	1,954	1,596
8	National Australia Bank Ltd.	4.750%	9/10/19	1,789	1,494
6,8	National Australia Bank Ltd.	2.555%	11/27/19	16,004	12,899
	National Australia Bank Ltd.	2.500%	5/22/22	10,820	10,804
	National Australia Bank Ltd.	3.000%	1/20/23	14,320	14,542
7	National Australia Bank Ltd.	3.500%	1/10/27	17,625	18,025
7	Nordea Bank AB	2.500%	9/17/20	4,715	4,762
	Northern Trust Co.	6.500%	8/15/18	4,000	4,198
	Northern Trust Corp.	3.450%	11/4/20	500	522
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,591
	People's United Financial Inc.	3.650%	12/6/22	11,405	11,709
	PNC Bank NA	6.875%	4/1/18	12,085	12,485
	PNC Bank NA	2.600%	7/21/20	15,120	15,354
	PNC Bank NA	2.450%	11/5/20	2,218	2,245
	PNC Bank NA	2.150%	4/29/21	268	268
	PNC Bank NA	2.550%	12/9/21	15,425	15,581
	PNC Bank NA	2.625%	2/17/22	26,980	27,361
	PNC Bank NA	2.700%	11/1/22	41,080	41,279
	PNC Bank NA	3.800%	7/25/23	15,750	16,671
	PNC Bank NA	3.300%	10/30/24	19,634	20,140
	PNC Bank NA	2.950%	2/23/25	16,680	16,726
	PNC Bank NA	3.250%	6/1/25	61,302	62,529
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,679
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,853
	PNC Funding Corp.	6.700%	6/10/19	12,000	13,041
	PNC Funding Corp.	5.125%	2/8/20	21,243	22,865
	PNC Funding Corp.	4.375%	8/11/20	23,000	24,535
	Regions Bank	7.500%	5/15/18	1,732	1,806
	Royal Bank of Canada	1.500%	7/29/19	15,910	15,842
	Royal Bank of Canada	2.350%	10/30/20	11,539	11,641
	Royal Bank of Canada	4.650%	1/27/26	16,445	17,749
4	Royal Bank of Scotland Group plc	3.498%	5/15/23	18,435	18,613
	Royal Bank of Scotland Group plc	3.875%	9/12/23	1,000	1,024
	Santander Bank NA	8.750%	5/30/18	5,000	5,266
7	Santander Holdings USA Inc.	3.700%	3/28/22	24,870	25,271
7	Santander Holdings USA Inc.	4.400%	7/13/27	9,720	9,909
	Santander UK Group Holdings plc	3.571%	1/10/23	5,710	5,854
	Santander UK plc	2.500%	3/14/19	8,926	9,016
	Santander UK plc	2.350%	9/10/19	23,472	23,678
	Santander UK plc	4.000%	3/13/24	6,560	6,943
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	2,825	2,856
4	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	6,710	6,959
	State Street Corp.	3.100%	5/15/23	15,025	15,377
	State Street Corp.	3.700%	11/20/23	32,620	34,769
	State Street Corp.	3.300%	12/16/24	27,435	28,381
	State Street Corp.	3.550%	8/18/25	36,058	37,837
6,8	Sumitomo Mitsui Banking Corp.	2.725%	4/7/20	3,060	2,462
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,089
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,655
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	5,141
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	13,550	13,820
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	13,233	13,038
6,8	Sumitomo Mitsui Financial Group Inc.	2.975%	3/29/22	27,524	22,066
8	Sumitomo Mitsui Financial Group Inc.	3.662%	3/29/22	9,550	7,735
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	50,685	50,992
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	43,905	41,915
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	10,000	9,826
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	11,000	11,097
	SunTrust Bank	2.450%	8/1/22	24,950	24,857

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SunTrust Bank	3.300%	5/15/26	10,000	9,873
	SunTrust Banks Inc.	2.900%	3/3/21	6,318	6,445
	Svenska Handelsbanken AB	2.450%	3/30/21	24,265	24,432
	Svenska Handelsbanken AB	1.875%	9/7/21	1,895	1,862
7	Swedbank AB	2.800%	3/14/22	16,390	16,623
	Synchrony Bank	3.000%	6/15/22	27,245	27,195
	Synchrony Financial	4.250%	8/15/24	12,750	13,223
	Synchrony Financial	4.500%	7/23/25	31,350	32,725
	Toronto-Dominion Bank	1.450%	8/13/19	3,900	3,870
	Toronto-Dominion Bank	2.500%	12/14/20	40,480	41,141
	Toronto-Dominion Bank	2.125%	4/7/21	29,110	29,112
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	3,405	3,466
7	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	15,695	15,700
7	UBS Group Funding Switzerland AG	3.491%	5/23/23	20,745	21,292
7	UBS Group Funding Switzerland AG	4.253%	3/23/28	26,750	28,333
4	United Overseas Bank Ltd.	3.750%	9/19/24	5,000	5,108
4	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	2,972
	US Bancorp	2.350%	1/29/21	8,500	8,574
	US Bancorp	4.125%	5/24/21	19,555	20,936
	US Bancorp	3.000%	3/15/22	23,724	24,435
	US Bancorp	2.950%	7/15/22	35,200	35,949
	US Bancorp	3.700%	1/30/24	18,500	19,540
	US Bancorp	3.600%	9/11/24	14,800	15,413
	US Bancorp	3.100%	4/27/26	18,611	18,443
	US Bank NA	2.800%	1/27/25	14,400	14,324
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
9	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	2.600%	7/22/20	14,235	14,461
	Wells Fargo & Co.	4.600%	4/1/21	7,673	8,278
	Wells Fargo & Co.	2.100%	7/26/21	32,370	32,003
8	Wells Fargo & Co.	3.000%	7/27/21	33,950	27,067
6,8	Wells Fargo & Co.	2.790%	4/27/22	21,790	17,459
	Wells Fargo & Co.	2.625%	7/22/22	55,335	55,322
	Wells Fargo & Co.	3.069%	1/24/23	38,055	38,740
	Wells Fargo & Co.	3.450%	2/13/23	36,700	37,743
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,915
	Wells Fargo & Co.	3.300%	9/9/24	57,524	58,623
	Wells Fargo & Co.	3.000%	2/19/25	50,700	50,500
	Wells Fargo & Co.	3.550%	9/29/25	17,459	17,934
	Wells Fargo & Co.	3.000%	4/22/26	16,676	16,400
4	Wells Fargo & Co.	3.584%	5/22/28	37,115	37,619
	Wells Fargo Bank NA	2.150%	12/6/19	31,575	31,769
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,495
6,8	Westpac Banking Corp.	2.590%	1/22/20	3,000	2,421
	Westpac Banking Corp.	2.600%	11/23/20	15,885	16,114
	Westpac Banking Corp.	2.100%	5/13/21	25,290	25,106
6,8	Westpac Banking Corp.	2.900%	6/3/21	5,800	4,713
	Westpac Banking Corp.	2.000%	8/19/21	23,105	22,819
	Westpac Banking Corp.	2.500%	6/28/22	9,120	9,106
6,8	Westpac Banking Corp.	3.770%	3/14/24	51,600	41,843
6,8	Westpac Banking Corp.	4.820%	3/10/26	6,300	5,299
	Westpac Banking Corp.	3.350%	3/8/27	50,560	51,103
4	Westpac Banking Corp.	4.322%	11/23/31	56,619	58,207
	Brokerage (1.1%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,340	10,765
	Ameriprise Financial Inc.	7.300%	6/28/19	3,200	3,516
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,628
	Ameriprise Financial Inc.	3.700%	10/15/24	15,000	15,696
7	Apollo Management Holdings LP	4.000%	5/30/24	14,608	14,783

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Apollo Management Holdings LP	4.400%	5/27/26	8,305	8,606
	BlackRock Inc.	4.250%	5/24/21	4,250	4,563
	BlackRock Inc.	3.375%	6/1/22	12,000	12,507
	BlackRock Inc.	3.200%	3/15/27	25,455	25,858
	Charles Schwab Corp.	4.450%	7/22/20	6,500	6,952
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,506
	Charles Schwab Corp.	3.200%	3/2/27	5,950	6,003
	CME Group Inc.	3.000%	3/15/25	5,000	5,047
	Franklin Resources Inc.	4.625%	5/20/20	7,550	8,068
	Franklin Resources Inc.	2.800%	9/15/22	11,000	11,125
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	36,719
	Invesco Finance plc	3.125%	11/30/22	30,485	31,094
	Invesco Finance plc	4.000%	1/30/24	21,300	22,579
	Invesco Finance plc	3.750%	1/15/26	6,673	6,943
	Jefferies Group LLC	4.850%	1/15/27	12,440	13,106
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,073
9	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Stifel Financial Corp.	3.500%	12/1/20	9,435	9,651
	Stifel Financial Corp.	4.250%	7/18/24	11,830	12,052
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	17,090
	TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,825
	Finance Companies (0.6%)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	3.750%	5/15/19	4,645	4,761
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.500%	5/15/21	12,850	13,621
	Air Lease Corp.	3.375%	1/15/19	6,175	6,291
	Air Lease Corp.	4.250%	9/15/24	22,100	23,237
	Air Lease Corp.	3.625%	4/1/27	8,000	8,023
	GE Capital International Funding Co.	2.342%	11/15/20	15,553	15,669
	GE Capital International Funding Co.	3.373%	11/15/25	16,581	17,168
	HSBC Finance Corp.	6.676%	1/15/21	63,939	72,479
	International Lease Finance Corp.	4.625%	4/15/21	2,845	3,034
	Insurance (5.1%)
	Aetna Inc.	2.750%	11/15/22	29,020	29,316
	Aetna Inc.	2.800%	6/15/23	35,010	35,403
	Aetna Inc.	3.500%	11/15/24	10,000	10,372
	Aflac Inc.	4.000%	2/15/22	2,000	2,143
	Aflac Inc.	3.625%	6/15/23	6,000	6,322
	Aflac Inc.	3.625%	11/15/24	5,000	5,254
7	AIA Group Ltd.	3.200%	3/11/25	40,589	40,483
7	AIG Global Funding	2.700%	12/15/21	3,910	3,945
	Alleghany Corp.	4.950%	6/27/22	2,586	2,839
4,11	Allianz SE	2.241%	7/7/45	5,800	7,028
4,11	Allianz SE	3.375%	9/29/49	21,100	27,190
4	Allstate Corp.	5.750%	8/15/53	5,000	5,513
	Alterra Finance LLC	6.250%	9/30/20	8,000	8,909
	American Financial Group Inc.	9.875%	6/15/19	10,000	11,388
	American Financial Group Inc.	3.500%	8/15/26	11,725	11,726
	American International Group Inc.	3.750%	7/10/25	14,650	15,076
	Anthem Inc.	4.350%	8/15/20	2,000	2,125
	Anthem Inc.	3.700%	8/15/21	3,090	3,232
	Aon plc	3.500%	6/14/24	14,237	14,525
	Aon plc	4.750%	5/15/45	7,820	8,488
4,11	Aquarius & Investments plc for Zurich Insurance Co. Ltd.	4.250%	10/2/43	2,020	2,783
	Arch Capital Finance LLC	4.011%	12/15/26	11,735	12,211
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,894
	AXIS Specialty Finance LLC	5.875%	6/1/20	9,240	10,095
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,157
	Berkshire Hathaway Inc.	2.750%	3/15/23	99,963	101,725
	Berkshire Hathaway Inc.	3.125%	3/15/26	48,768	49,752
7	Brighthouse Financial Inc.	3.700%	6/22/27	27,095	26,831

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Brighthouse Financial Inc.	4.700%	6/22/47	1,850	1,825
	Chubb INA Holdings Inc.	2.875%	11/3/22	10,205	10,446
	Chubb INA Holdings Inc.	2.700%	3/13/23	20,325	20,523
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	41,085
	Chubb INA Holdings Inc.	3.150%	3/15/25	18,312	18,636
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,518
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,404
4,11	Delta Lloyd NV	4.375%	6/29/49	5,350	6,751
4,11	Demeter Investments BV for Zurich Insurance Co. Ltd.	3.500%	10/1/46	19,336	25,486
	Enstar Group Ltd.	4.500%	3/10/22	13,520	13,942
	First American Financial Corp.	4.600%	11/15/24	12,000	12,369
7	Five Corners Funding Trust	4.419%	11/15/23	36,084	39,184
	Hanover Insurance Group Inc.	4.500%	4/15/26	6,900	7,224
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,203
	Humana Inc.	3.950%	3/15/27	9,775	10,279
	Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	11,323
7	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,559
	Loews Corp.	2.625%	5/15/23	8,000	7,980
	Manulife Financial Corp.	4.900%	9/17/20	24,150	26,065
	Manulife Financial Corp.	4.150%	3/4/26	17,855	19,121
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,314
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,286
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	5,425	5,493
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,572
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,716
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	42,110	43,483
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	34,351	35,560
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	6,580	6,871
7	MassMutual Global Funding II	2.500%	10/17/22	10,500	10,499
7	MassMutual Global Funding II	2.750%	6/22/24	45,930	45,761
4	MetLife Inc.	5.250%	12/29/49	2,635	2,754
7	Metropolitan Life Global Funding I	3.000%	1/10/23	22,728	23,222
7	Metropolitan Life Global Funding I	3.450%	12/18/26	23,455	23,986
4,10	Muenchener Rueckversicherungs-Gesellschaft AG in
	Muenchen	7.625%	6/21/28	5,300	7,380
7	New York Life Global Funding	1.950%	2/11/20	1,595	1,597
7	New York Life Global Funding	2.900%	1/17/24	4,800	4,852
	PartnerRe Finance B LLC	5.500%	6/1/20	16,550	17,937
10	PGH Capital plc	5.750%	7/7/21	2,660	3,978
10	PGH Capital plc	6.625%	12/18/25	960	1,506
7	Pricoa Global Funding I	2.200%	6/3/21	1,950	1,936
4	Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,556
7	Principal Life Global Funding II	2.200%	4/8/20	10,650	10,662
	Progressive Corp.	2.450%	1/15/27	12,700	12,120
	Prudential Financial Inc.	4.500%	11/16/21	4,025	4,377
4	Prudential Financial Inc.	5.875%	9/15/42	6,000	6,673
4	Prudential Financial Inc.	5.625%	6/15/43	7,875	8,623
4	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,650
4	Prudential Financial Inc.	5.375%	5/15/45	7,150	7,756
	Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,438
	Reinsurance Group of America Inc.	3.950%	9/15/26	26,655	27,230
7	Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,235
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,701
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,378
7	Sammons Financial Group Inc.	4.450%	5/12/27	28,630	29,385
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	11,897
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,640	7,697
7	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	34,863	36,704
	Trinity Acquisition plc	4.625%	8/15/23	3,000	3,222
	Trinity Acquisition plc	4.400%	3/15/26	4,815	4,965
	UnitedHealth Group Inc.	2.700%	7/15/20	3,870	3,961
	UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,771
	UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,056
	UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,237

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	2.875%	3/15/22	16,816	17,235
	UnitedHealth Group Inc.	3.350%	7/15/22	17,660	18,495
	UnitedHealth Group Inc.	2.750%	2/15/23	12,000	12,122
	UnitedHealth Group Inc.	2.875%	3/15/23	9,000	9,146
	UnitedHealth Group Inc.	3.750%	7/15/25	42,070	44,719
	UnitedHealth Group Inc.	3.450%	1/15/27	22,000	22,756
	UnitedHealth Group Inc.	3.375%	4/15/27	6,580	6,764
	Willis North America Inc.	3.600%	5/15/24	12,450	12,668
	WR Berkley Corp.	4.625%	3/15/22	2,977	3,231
	XLIT Ltd.	6.375%	11/15/24	4,745	5,619
4,11	XLIT Ltd.	3.250%	6/29/47	19,627	23,249
	Other Finance (0.1%)
	ORIX Corp.	3.700%	7/18/27	25,345	25,410

	Real Estate Investment Trusts (3.2%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	17,155	17,606
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,879
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	2,000	2,070
	AvalonBay Communities Inc.	2.850%	3/15/23	12,400	12,437
	AvalonBay Communities Inc.	2.950%	5/11/26	25,000	24,489
	AvalonBay Communities Inc.	3.350%	5/15/27	18,500	18,671
	Boston Properties LP	3.125%	9/1/23	2,654	2,711
	Boston Properties LP	3.800%	2/1/24	3,375	3,538
	Boston Properties LP	3.650%	2/1/26	10,000	10,236
	Brandywine Operating Partnership LP	3.950%	2/15/23	6,910	7,002
	Brandywine Operating Partnership LP	4.100%	10/1/24	20,570	20,710
	Brandywine Operating Partnership LP	4.550%	10/1/29	17,567	17,847
	Brixmor Operating Partnership LP	3.650%	6/15/24	12,170	12,010
	Brixmor Operating Partnership LP	3.850%	2/1/25	9,855	9,729
	Brixmor Operating Partnership LP	4.125%	6/15/26	23,535	23,493
	Brixmor Operating Partnership LP	3.900%	3/15/27	9,340	9,193
	Camden Property Trust	4.875%	6/15/23	960	1,049
	Camden Property Trust	4.250%	1/15/24	3,860	4,065
	Camden Property Trust	3.500%	9/15/24	865	874
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	8,154
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	9,787	9,530
	CubeSmart LP	4.375%	12/15/23	4,510	4,788
	DDR Corp.	3.375%	5/15/23	7,000	6,800
	DDR Corp.	3.625%	2/1/25	7,195	6,896
	DDR Corp.	4.250%	2/1/26	12,900	12,738
	DDR Corp.	4.700%	6/1/27	4,865	4,915
	Digital Realty Trust LP	3.400%	10/1/20	2,247	2,317
	Digital Realty Trust LP	5.250%	3/15/21	12,225	13,287
	Digital Realty Trust LP	3.950%	7/1/22	9,362	9,856
	Digital Realty Trust LP	4.750%	10/1/25	5,645	6,097
	Duke Realty LP	3.625%	4/15/23	9,000	9,272
	Duke Realty LP	3.250%	6/30/26	2,491	2,459
	ERP Operating LP	3.375%	6/1/25	21,000	21,356
	ERP Operating LP	3.250%	8/1/27	3,855	3,848
	ERP Operating LP	4.000%	8/1/47	3,590	3,508
	Essex Portfolio LP	3.500%	4/1/25	3,400	3,428
	Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,452
	Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,675
	Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,963
	Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,658
	Federal Realty Investment Trust	3.250%	7/15/27	3,665	3,631
8	General Property Trust	4.500%	9/11/20	1,900	1,577
7	Goodman Australia Industrial Fund	3.400%	9/30/26	12,090	11,885
7	Goodman US Finance One LLC	6.375%	4/15/21	3,650	4,105
7	Goodman US Finance Two LLC	6.000%	3/22/22	8,155	9,194
8	GPT Wholesale Office Fund No. 1	4.000%	5/18/22	960	784
	HCP Inc.	2.625%	2/1/20	7,000	7,062

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCP Inc.	4.000%	12/1/22	7,000	7,324
	HCP Inc.	4.250%	11/15/23	5,400	5,732
	HCP Inc.	4.200%	3/1/24	8,055	8,500
	HCP Inc.	3.400%	2/1/25	7,185	7,181
	HCP Inc.	4.000%	6/1/25	8,710	9,018
	Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	13,279
	Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	7,087
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,823
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	15,303
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,608
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	19,455	19,441
	Highwoods Realty LP	3.200%	6/15/21	6,000	6,069
	Highwoods Realty LP	3.875%	3/1/27	19,500	19,633
	Kilroy Realty LP	4.375%	10/1/25	3,920	4,122
	Kilroy Realty LP	4.250%	8/15/29	4,663	4,815
	Liberty Property LP	4.400%	2/15/24	9,900	10,500
	Liberty Property LP	3.750%	4/1/25	1,340	1,364
	Mid-America Apartments LP	4.300%	10/15/23	2,135	2,272
	Mid-America Apartments LP	4.000%	11/15/25	7,620	7,931
	National Retail Properties Inc.	4.000%	11/15/25	2,100	2,160
	National Retail Properties Inc.	3.600%	12/15/26	7,000	6,978
	Omega Healthcare Investors Inc.	4.950%	4/1/24	9,000	9,428
	Omega Healthcare Investors Inc.	4.750%	1/15/28	46,640	46,990
	Realty Income Corp.	4.650%	8/1/23	6,000	6,518
	Realty Income Corp.	4.125%	10/15/26	10,500	10,921
7	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	13,610	13,763
	Simon Property Group LP	2.500%	9/1/20	1,760	1,784
	Simon Property Group LP	4.375%	3/1/21	28,394	30,313
	Simon Property Group LP	4.125%	12/1/21	20,822	22,234
	Simon Property Group LP	3.375%	3/15/22	4,328	4,497
	Simon Property Group LP	2.750%	2/1/23	5,500	5,505
	Simon Property Group LP	3.750%	2/1/24	28,466	29,736
	Simon Property Group LP	3.375%	10/1/24	4,000	4,091
	Simon Property Group LP	3.500%	9/1/25	12,997	13,264
	Simon Property Group LP	3.300%	1/15/26	7,000	7,052
	Simon Property Group LP	3.250%	11/30/26	24,545	24,625
	Tanger Properties LP	3.125%	9/1/26	36,940	34,799
	UDR Inc.	2.950%	9/1/26	4,124	3,937
	UDR Inc.	3.500%	7/1/27	2,695	2,684
	Ventas Realty LP	3.125%	6/15/23	10,006	10,007
	Ventas Realty LP	3.500%	2/1/25	3,180	3,193
	Ventas Realty LP	3.850%	4/1/27	9,455	9,585
	Welltower Inc.	3.750%	3/15/23	13,439	14,089
	Welltower Inc.	4.000%	6/1/25	2,230	2,335
					8,850,041
Industrial (34.4%)
	Basic Industry (1.0%)
	Agrium Inc.	3.500%	6/1/23	15,000	15,461
	Agrium Inc.	3.375%	3/15/25	8,000	7,992
7	Air Liquide Finance SA	1.750%	9/27/21	27,700	27,078
7	Air Liquide Finance SA	2.250%	9/27/23	14,330	14,026
	Air Products & Chemicals Inc.	2.750%	2/3/23	3,015	3,091
	Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,261
	Airgas Inc.	2.375%	2/15/20	3,725	3,754
	Airgas Inc.	3.050%	8/1/20	4,690	4,818
	Airgas Inc.	3.650%	7/15/24	3,500	3,660
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,693
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	5,500	5,768
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	5,050	5,222
	CF Industries Inc.	3.450%	6/1/23	11,825	11,158
7	CF Industries Inc.	4.500%	12/1/26	9,770	10,155
	EI du Pont de Nemours & Co.	2.800%	2/15/23	5,000	5,079
8	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	2,500	2,054

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldcorp Inc.	3.700%	3/15/23	4,000	4,167
	International Paper Co.	3.650%	6/15/24	6,085	6,295
	International Paper Co.	3.800%	1/15/26	3,585	3,708
	LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,669
	LyondellBasell Industries NV	5.750%	4/15/24	4,340	5,002
	Monsanto Co.	2.750%	7/15/21	15,885	16,116
	Packaging Corp. of America	3.650%	9/15/24	7,000	7,190
7	Phosagro OAO via Phosagro Bond Funding DAC	3.950%	11/3/21	14,800	14,874
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,764	5,021
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	1,270	1,295
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	423	418
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	12,901	13,476
	Praxair Inc.	4.050%	3/15/21	1,905	2,029
	Praxair Inc.	3.000%	9/1/21	8,828	9,073
	Praxair Inc.	2.450%	2/15/22	28,405	28,658
	Praxair Inc.	2.700%	2/21/23	7,550	7,600
	Praxair Inc.	2.650%	2/5/25	2,865	2,840
	Sherwin-Williams Co.	2.750%	6/1/22	7,500	7,587
	Vale Overseas Ltd.	5.875%	6/10/21	4,685	5,107
	WestRock RKT Co.	4.000%	3/1/23	13,335	14,008
	Capital Goods (2.9%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,837
	Caterpillar Financial Services Corp.	2.100%	1/10/20	16,500	16,580
	Caterpillar Financial Services Corp.	2.750%	8/20/21	11,885	12,122
	Caterpillar Financial Services Corp.	2.850%	6/1/22	26,600	27,200
	Caterpillar Financial Services Corp.	2.400%	6/6/22	45,905	45,899
	Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	14,901
	Caterpillar Financial Services Corp.	3.750%	11/24/23	27,995	29,785
	Caterpillar Financial Services Corp.	3.300%	6/9/24	9,705	10,012
	Caterpillar Financial Services Corp.	3.250%	12/1/24	8,655	8,894
	Caterpillar Inc.	2.600%	6/26/22	25,285	25,643
7	CRH America Inc.	3.875%	5/18/25	14,206	14,923
	Embraer SA	5.150%	6/15/22	5,000	5,313
	General Dynamics Corp.	3.875%	7/15/21	4,377	4,663
	General Dynamics Corp.	1.875%	8/15/23	10,000	9,799
	General Dynamics Corp.	2.125%	8/15/26	5,000	4,710
	General Electric Capital Corp.	6.750%	3/15/32	16,431	22,778
11	General Electric Co.	2.125%	5/17/37	21,723	25,437
4	General Electric Co.	5.000%	12/29/49	2,000	2,107
	Hubbell Inc.	3.150%	8/15/27	19,055	18,911
	Illinois Tool Works Inc.	3.500%	3/1/24	13,712	14,438
	Illinois Tool Works Inc.	2.650%	11/15/26	52,450	51,519
	John Deere Capital Corp.	3.900%	7/12/21	10,000	10,661
	John Deere Capital Corp.	2.750%	3/15/22	43,350	44,214
	John Deere Capital Corp.	2.800%	1/27/23	28,894	29,332
	John Deere Capital Corp.	2.800%	3/6/23	38,075	38,742
	L3 Technologies Inc.	3.950%	5/28/24	684	715
7	LafargeHolcim Finance US LLC	3.500%	9/22/26	10,000	9,875
11	Leonardo SPA	4.500%	1/19/21	3,321	4,436
11	Leonardo SPA	5.250%	1/21/22	1,140	1,598
	Masco Corp.	4.450%	4/1/25	4,620	4,935
	Parker-Hannifin Corp.	3.300%	11/21/24	16,899	17,443
11	Parker-Hannifin Corp.	1.125%	3/1/25	6,270	7,425
7	Parker-Hannifin Corp.	3.250%	3/1/27	41,929	42,485
	Precision Castparts Corp.	2.500%	1/15/23	58,482	58,779
	Precision Castparts Corp.	3.250%	6/15/25	32,595	33,306
	Roper Technologies Inc.	2.800%	12/15/21	6,335	6,384
	Roper Technologies Inc.	3.850%	12/15/25	5,380	5,551
	Roper Technologies Inc.	3.800%	12/15/26	9,260	9,548
7	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	41,305	42,171
7	Siemens Financieringsmaatschappij NV	2.350%	10/15/26	18,260	17,243
	Spirit AeroSystems Inc.	3.850%	6/15/26	11,765	11,927
	Textron Inc.	3.875%	3/1/25	4,775	4,952

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Textron Inc.	3.650%	3/15/27	18,090	18,326
	United Rentals North America Inc.	4.625%	7/15/23	20,825	21,814
	United Rentals North America Inc.	5.875%	9/15/26	3,115	3,353
	United Rentals North America Inc.	5.500%	5/15/27	4,830	5,096
	Communication (4.0%)
	Activision Blizzard Inc.	2.300%	9/15/21	4,300	4,288
	Activision Blizzard Inc.	2.600%	6/15/22	5,000	5,006
	Activision Blizzard Inc.	3.400%	9/15/26	17,270	17,460
	AMC Networks Inc.	5.000%	4/1/24	9,700	9,991
	AMC Networks Inc.	4.750%	8/1/25	11,665	11,723
	America Movil SAB de CV	5.000%	10/16/19	12,000	12,901
	America Movil SAB de CV	5.000%	3/30/20	15,000	16,162
	America Movil SAB de CV	3.125%	7/16/22	54,350	55,840
	America Movil SAB de CV	4.375%	7/16/42	5,000	5,134
	AT&T Inc.	4.600%	2/15/21	9,375	10,029
	AT&T Inc.	5.000%	3/1/21	10,637	11,560
	AT&T Inc.	3.800%	3/15/22	6,800	7,116
	AT&T Inc.	4.450%	4/1/24	37,342	39,663
	AT&T Inc.	3.900%	8/14/27	131,320	131,656
11	AT&T Inc.	3.150%	9/4/36	6,249	7,394
10	AT&T Inc.	3.550%	9/14/37	5,160	6,641
	AT&T Inc.	5.150%	2/14/50	34,315	34,293
	CBS Corp.	3.700%	8/15/24	20,898	21,566
	CBS Corp.	3.500%	1/15/25	14,600	14,821
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	8,459	8,908
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	2,985	3,189
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	32,895	35,454
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	13,352
	Comcast Corp.	3.125%	7/15/22	20,126	20,927
	Comcast Corp.	3.000%	2/1/24	9,325	9,501
	Comcast Corp.	3.600%	3/1/24	9,000	9,486
	Comcast Corp.	3.375%	2/15/25	33,000	34,215
	Comcast Corp.	3.375%	8/15/25	61,176	63,161
	Comcast Corp.	3.150%	3/1/26	36,000	36,408
	Comcast Corp.	2.350%	1/15/27	15,000	14,145
	Comcast Corp.	3.300%	2/1/27	4,000	4,072
	Crown Castle International Corp.	2.250%	9/1/21	7,100	7,020
	Crown Castle International Corp.	4.450%	2/15/26	28,300	30,142
	Crown Castle International Corp.	3.700%	6/15/26	4,000	4,055
	Crown Castle International Corp.	4.000%	3/1/27	1,730	1,783
	Crown Castle International Corp.	3.650%	9/1/27	36,080	36,143
	Discovery Communications LLC	3.250%	4/1/23	10,500	10,527
	Discovery Communications LLC	3.800%	3/13/24	3,485	3,532
	Electronic Arts Inc.	4.800%	3/1/26	10,000	11,027
	NBCUniversal Media LLC	4.375%	4/1/21	12,110	13,093
	NBCUniversal Media LLC	2.875%	1/15/23	66,207	67,702
	Qwest Corp.	6.750%	12/1/21	12,628	13,941
	Qwest Corp.	7.250%	9/15/25	9,354	10,414
8	Telstra Corp. Ltd.	4.000%	9/16/22	28,090	23,387
7	Telstra Corp. Ltd.	3.125%	4/7/25	11,000	11,048
	Thomson Reuters Corp.	4.300%	11/23/23	6,000	6,444
	Thomson Reuters Corp.	3.350%	5/15/26	12,000	12,037
	Time Warner Cable LLC	8.250%	4/1/19	4,500	4,953
	Time Warner Entertainment Co. LP	8.375%	3/15/23	9,000	11,340
	Verizon Communications Inc.	3.000%	11/1/21	7,000	7,128
	Verizon Communications Inc.	3.500%	11/1/21	5,971	6,187
	Verizon Communications Inc.	2.946%	3/15/22	51,348	51,864
	Verizon Communications Inc.	3.125%	3/16/22	26,949	27,464
	Verizon Communications Inc.	5.150%	9/15/23	43,675	48,570
	Verizon Communications Inc.	2.625%	8/15/26	14,580	13,493
	Verizon Communications Inc.	4.125%	3/16/27	18,330	18,882

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Viacom Inc.	3.875%	12/15/21	2,246	2,337
	Viacom Inc.	3.250%	3/15/23	7,250	7,224
	Viacom Inc.	4.250%	9/1/23	6,900	7,143
	Consumer Cyclical (4.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	15,000	15,392
7	Alimentation Couche-Tard Inc.	3.550%	7/26/27	19,450	19,566
	American Honda Finance Corp.	1.650%	7/12/21	19,600	19,261
	American Honda Finance Corp.	2.900%	2/16/24	10,000	10,161
	Automatic Data Processing Inc.	3.375%	9/15/25	14,470	15,093
	AutoZone Inc.	3.700%	4/15/22	5,915	6,166
	AutoZone Inc.	2.875%	1/15/23	3,500	3,504
7	BMW US Capital LLC	2.000%	4/11/21	11,715	11,629
	Costco Wholesale Corp.	2.750%	5/18/24	16,620	16,724
	Costco Wholesale Corp.	3.000%	5/18/27	20,775	20,776
	Cummins Inc.	3.650%	10/1/23	7,500	7,941
	CVS Health Corp.	2.800%	7/20/20	50,170	51,234
	CVS Health Corp.	3.875%	7/20/25	13,277	13,932
11	Delphi Automotive plc	1.500%	3/10/25	4,315	5,106
	Delphi Corp.	4.150%	3/15/24	5,000	5,291
	Dollar General Corp.	3.250%	4/15/23	4,500	4,606
	DR Horton Inc.	4.375%	9/15/22	3,150	3,355
	Expedia Inc.	4.500%	8/15/24	7,000	7,442
	Ford Motor Co.	4.346%	12/8/26	3,900	4,020
	Ford Motor Co.	6.625%	10/1/28	4,891	5,896
8	Ford Motor Credit Co. LLC	4.050%	12/10/18	1,794	1,461
8	Ford Motor Credit Co. LLC	3.588%	6/2/20	20,990	16,992
	Ford Motor Credit Co. LLC	3.200%	1/15/21	10,000	10,177
	Ford Motor Credit Co. LLC	5.750%	2/1/21	9,545	10,526
	Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,123
	Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	5,074
	Ford Motor Credit Co. LLC	3.664%	9/8/24	7,000	7,024
	Ford Motor Credit Co. LLC	4.134%	8/4/25	6,000	6,150
	Ford Motor Credit Co. LLC	4.389%	1/8/26	19,369	20,059
	General Motors Co.	4.875%	10/2/23	6,000	6,478
	General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	21,160
	General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	5,104
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	10,187
	General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,464
	General Motors Financial Co. Inc.	3.950%	4/13/24	14,000	14,222
	General Motors Financial Co. Inc.	4.300%	7/13/25	14,123	14,546
	General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	11,877
	General Motors Financial Co. Inc.	4.350%	1/17/27	5,000	5,086
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,942
7	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	15,320	15,230
7	Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	12,920
	Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,347
	Home Depot Inc.	2.625%	6/1/22	20,960	21,356
	Home Depot Inc.	2.700%	4/1/23	17,254	17,572
	Home Depot Inc.	3.750%	2/15/24	4,000	4,263
	Home Depot Inc.	3.350%	9/15/25	9,990	10,394
	Home Depot Inc.	3.000%	4/1/26	4,000	4,031
	Home Depot Inc.	2.125%	9/15/26	5,000	4,692
7	Hyundai Capital America	3.100%	4/5/22	9,455	9,504
10	Jaguar Land Rover Automotive plc	5.000%	2/15/22	8,251	12,018
10	Jaguar Land Rover Automotive plc	3.875%	3/1/23	600	831
11	Jaguar Land Rover Automotive plc	2.200%	1/15/24	4,530	5,419
	Kohl's Corp.	3.250%	2/1/23	5,970	5,783
	Lowe's Cos. Inc.	3.750%	4/15/21	21,595	22,786
	Lowe's Cos. Inc.	3.120%	4/15/22	21,949	22,746
	Lowe's Cos. Inc.	3.875%	9/15/23	9,750	10,494
	Lowe's Cos. Inc.	3.125%	9/15/24	3,505	3,580
	Lowe's Cos. Inc.	3.375%	9/15/25	21,130	21,822
	Lowe's Cos. Inc.	2.500%	4/15/26	30,380	29,181

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lowe's Cos. Inc.	3.100%	5/3/27	23,790	23,871
	Macy's Retail Holdings Inc.	3.450%	1/15/21	6,000	6,007
	Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,014
	Marriott International Inc.	3.250%	9/15/22	3,500	3,569
	Mastercard Inc.	3.375%	4/1/24	16,000	16,745
	McDonald's Corp.	3.625%	5/20/21	4,500	4,737
7	Nissan Motor Acceptance Corp.	2.550%	3/8/21	13,785	13,870
	NVR Inc.	3.950%	9/15/22	3,000	3,151
	O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,180
	QVC Inc.	4.850%	4/1/24	5,000	5,164
	QVC Inc.	4.450%	2/15/25	1,000	1,003
	Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,667
	Starbucks Corp.	2.700%	6/15/22	9,745	9,954
	Starbucks Corp.	2.450%	6/15/26	10,665	10,285
	Target Corp.	2.500%	4/15/26	11,000	10,541
	TJX Cos. Inc.	2.500%	5/15/23	13,400	13,335
	TJX Cos. Inc.	2.250%	9/15/26	12,000	11,196
	Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,623
	Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,519
	Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,822
	Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	25,628
	Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,701
	Toyota Motor Credit Corp.	2.900%	4/17/24	3,174	3,228
	Visa Inc.	2.800%	12/14/22	25,000	25,497
	Visa Inc.	3.150%	12/14/25	110,173	112,872
7	Volkswagen Group of America Finance LLC	1.600%	11/20/17	2,395	2,394
7	Volkswagen Group of America Finance LLC	1.650%	5/22/18	1,335	1,334
	Wal-Mart Stores Inc.	4.250%	4/15/21	13,619	14,710
	Wal-Mart Stores Inc.	2.550%	4/11/23	77,171	78,308
	Wal-Mart Stores Inc.	3.300%	4/22/24	17,930	18,779
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	10,000	10,339
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	22,735	23,662
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	13,000	13,040
	Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,225
	Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	2,068
	Consumer Noncyclical (7.1%)
	Abbott Laboratories	2.900%	11/30/21	15,000	15,280
	Abbott Laboratories	2.550%	3/15/22	9,000	9,003
	Abbott Laboratories	3.250%	4/15/23	24,138	24,690
	Abbott Laboratories	2.950%	3/15/25	10,000	9,826
	Abbott Laboratories	3.875%	9/15/25	19,000	19,678
	Abbott Laboratories	3.750%	11/30/26	25,000	25,797
	AbbVie Inc.	3.600%	5/14/25	45,075	46,562
	AbbVie Inc.	3.200%	5/14/26	25,000	24,945
	Actavis Inc.	3.250%	10/1/22	8,542	8,745
	Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,155
	Agilent Technologies Inc.	3.200%	10/1/22	10,000	10,210
	Allergan Funding SCS	3.850%	6/15/24	30,000	31,516
	Allergan Funding SCS	3.800%	3/15/25	26,306	27,220
	Allergan Inc.	2.800%	3/15/23	5,000	4,989
	Altria Group Inc.	9.250%	8/6/19	8,014	9,176
	Altria Group Inc.	2.850%	8/9/22	19,409	19,780
	AmerisourceBergen Corp.	4.875%	11/15/19	6,270	6,663
	AmerisourceBergen Corp.	3.400%	5/15/24	17,000	17,500
	Amgen Inc.	2.650%	5/11/22	22,935	23,200
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	81
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,307
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	15,000	15,255
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,382	12,434
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	83,960	87,115
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	13,500	14,185
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	131,090	135,558
11	Anheuser-Busch InBev SA	3.250%	1/24/33	600	831

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	9,462
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	7,819
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	13,258
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	36,346	36,562
	Baxalta Inc.	3.600%	6/23/22	7,000	7,289
	Baxalta Inc.	4.000%	6/23/25	53,729	56,555
	Becton Dickinson & Co.	3.734%	12/15/24	7,800	8,030
	Becton Dickinson & Co.	3.700%	6/6/27	14,250	14,451
	Biogen Inc.	4.050%	9/15/25	41,800	44,695
	Boston Scientific Corp.	4.125%	10/1/23	2,000	2,142
	Bristol-Myers Squibb Co.	3.250%	2/27/27	33,913	34,844
	Cardinal Health Inc.	3.500%	11/15/24	7,000	7,200
7	Cargill Inc.	3.250%	11/15/21	10,515	10,897
7	Cargill Inc.	3.300%	3/1/22	10,000	10,317
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,051
	Coca-Cola Co.	3.200%	11/1/23	8,420	8,708
	Coca-Cola Co.	2.875%	10/27/25	12,000	12,102
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,104
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,302
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	13,253
	Conagra Brands Inc.	3.250%	9/15/22	11,950	12,140
	Constellation Brands Inc.	3.750%	5/1/21	4,250	4,447
	Constellation Brands Inc.	4.750%	11/15/24	11,015	12,061
	Constellation Brands Inc.	3.700%	12/6/26	5,000	5,125
	Covidien International Finance SA	4.200%	6/15/20	7,735	8,208
	Covidien International Finance SA	3.200%	6/15/22	13,500	13,994
	Diageo Capital plc	4.828%	7/15/20	5,689	6,144
	Dignity Health California GO	3.812%	11/1/24	1,000	1,013
	Express Scripts Holding Co.	3.500%	6/15/24	9,000	9,199
	Express Scripts Holding Co.	4.500%	2/25/26	28,000	29,908
	Express Scripts Holding Co.	3.400%	3/1/27	5,000	4,908
11	Fresenius SE & Co. KGaA	4.000%	2/1/24	5,950	8,189
11	Fresenius SE & Co. KGaA	3.000%	1/30/32	12,535	15,689
	Gilead Sciences Inc.	3.700%	4/1/24	139,860	147,815
	Gilead Sciences Inc.	3.500%	2/1/25	67,171	69,599
7	Grupo Bimbo SAB de CV	3.875%	6/27/24	5,500	5,694
	Hormel Foods Corp.	4.125%	4/15/21	625	668
	JM Smucker Co.	2.500%	3/15/20	1,575	1,594
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,461
	Kimberly-Clark Corp.	3.050%	8/15/25	5,252	5,350
	Koninklijke Philips NV	3.750%	3/15/22	5,000	5,250
	Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,269
	Kroger Co.	3.700%	8/1/27	5,965	5,980
	Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	2,044
	McCormick & Co. Inc.	3.500%	9/1/23	12,489	12,818
	McKesson Corp.	7.500%	2/15/19	6,100	6,607
	McKesson Corp.	2.850%	3/15/23	5,000	5,025
10	McKesson Corp.	3.125%	2/17/29	11,100	15,076
	Medtronic Inc.	3.150%	3/15/22	41,853	43,641
	Medtronic Inc.	3.625%	3/15/24	15,590	16,459
	Medtronic Inc.	3.500%	3/15/25	85,100	89,285
	Newell Brands Inc.	3.850%	4/1/23	15,000	15,906
	Newell Brands Inc.	4.200%	4/1/26	27,000	28,903
	Newell Brands Inc.	5.375%	4/1/36	6,000	7,004
	PepsiCo Inc.	2.750%	3/5/22	13,860	14,226
	PepsiCo Inc.	3.100%	7/17/22	11,550	12,001
	PepsiCo Inc.	3.600%	3/1/24	7,240	7,671
	PepsiCo Inc.	2.750%	4/30/25	16,000	15,990
	PerkinElmer Inc.	5.000%	11/15/21	8,000	8,752
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	37,476	38,794
	Philip Morris International Inc.	2.900%	11/15/21	4,150	4,249
	Philip Morris International Inc.	4.500%	3/20/42	5,000	5,329
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	7,209
	Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,061

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,311
	Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,131
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	7,027
7	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	22,350	22,283
	Reynolds American Inc.	6.875%	5/1/20	8,304	9,332
	Reynolds American Inc.	4.850%	9/15/23	7,000	7,768
7	Roche Holdings Inc.	2.875%	9/29/21	21,521	22,093
7	Roche Holdings Inc.	3.350%	9/30/24	50,993	53,208
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	27,315	27,269
	Stryker Corp.	4.375%	1/15/20	4,000	4,221
	Stryker Corp.	3.375%	5/15/24	5,000	5,149
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	42,580	41,770
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	32,820	31,381
	The Kroger Co.	2.950%	11/1/21	3,000	3,044
	The Kroger Co.	3.400%	4/15/22	3,000	3,089
	The Kroger Co.	3.500%	2/1/26	10,000	9,928
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,397
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	15,190	15,848
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	12,000	11,746
	Tyson Foods Inc.	4.500%	6/15/22	12,470	13,581
	Tyson Foods Inc.	3.950%	8/15/24	10,000	10,606
	Whole Foods Market Inc.	5.200%	12/3/25	4,000	4,603
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	25,000	25,303
	Energy (6.0%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	8,190	8,743
	Anadarko Petroleum Corp.	3.450%	7/15/24	10,000	9,879
	Anadarko Petroleum Corp.	5.550%	3/15/26	15,500	17,381
	Apache Corp.	3.250%	4/15/22	8,000	8,161
7	APT Pipelines Ltd.	4.250%	7/15/27	6,840	7,055
	Boardwalk Pipelines LP	4.450%	7/15/27	9,775	10,069
	BP Capital Markets plc	4.750%	3/10/19	8,350	8,747
	BP Capital Markets plc	2.521%	1/15/20	5,000	5,074
	BP Capital Markets plc	4.500%	10/1/20	20,500	21,980
	BP Capital Markets plc	3.561%	11/1/21	21,780	22,864
	BP Capital Markets plc	3.062%	3/17/22	15,970	16,386
	BP Capital Markets plc	3.245%	5/6/22	44,000	45,536
	BP Capital Markets plc	2.500%	11/6/22	16,852	16,809
	BP Capital Markets plc	2.750%	5/10/23	45,250	45,484
	BP Capital Markets plc	3.994%	9/26/23	22,000	23,488
	BP Capital Markets plc	3.216%	11/28/23	27,000	27,674
	BP Capital Markets plc	3.814%	2/10/24	30,410	32,052
	BP Capital Markets plc	3.224%	4/14/24	19,800	20,241
	BP Capital Markets plc	3.535%	11/4/24	27,845	28,829
	BP Capital Markets plc	3.506%	3/17/25	5,125	5,294
	BP Capital Markets plc	3.119%	5/4/26	9,900	9,915
	Canadian Natural Resources Ltd.	3.850%	6/1/27	14,000	14,184
7	Cenovus Energy Inc.	4.250%	4/15/27	22,000	21,505
	Chevron Corp.	2.193%	11/15/19	2,000	2,020
	Chevron Corp.	1.961%	3/3/20	9,220	9,255
	Chevron Corp.	2.411%	3/3/22	21,340	21,507
	Chevron Corp.	2.355%	12/5/22	52,115	52,075
	Chevron Corp.	3.191%	6/24/23	13,933	14,504
	Chevron Corp.	2.895%	3/3/24	25,000	25,381
	Chevron Corp.	3.326%	11/17/25	6,210	6,409
	Cimarex Energy Co.	3.900%	5/15/27	12,542	12,767
	Columbia Pipeline Group Inc.	4.500%	6/1/25	11,936	12,798
	ConocoPhillips	5.750%	2/1/19	482	511
	ConocoPhillips Co.	4.200%	3/15/21	3,250	3,465
	ConocoPhillips Co.	2.875%	11/15/21	12,000	12,225
	ConocoPhillips Co.	2.400%	12/15/22	25,000	24,812
	ConocoPhillips Co.	3.350%	11/15/24	18,184	18,646
	ConocoPhillips Co.	4.950%	3/15/26	36,907	41,503
	Devon Energy Corp.	3.250%	5/15/22	10,000	10,026

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25,000	25,620
4	Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,103
	Energy Transfer LP	9.700%	3/15/19	4,432	4,947
	Energy Transfer LP	4.650%	6/1/21	2,795	2,968
	Energy Transfer LP	5.200%	2/1/22	18,963	20,572
	Energy Transfer LP	3.600%	2/1/23	8,439	8,544
	Energy Transfer LP	4.900%	2/1/24	8,042	8,557
	Energy Transfer LP	4.050%	3/15/25	1,000	1,005
	EOG Resources Inc.	2.625%	3/15/23	18,885	18,763
	EQT Corp.	8.125%	6/1/19	5,500	6,039
	EQT Corp.	4.875%	11/15/21	4,000	4,327
	Exxon Mobil Corp.	2.726%	3/1/23	15,850	16,127
	Exxon Mobil Corp.	2.709%	3/6/25	11,250	11,295
	Exxon Mobil Corp.	3.043%	3/1/26	21,000	21,300
	Halliburton Co.	3.250%	11/15/21	10,800	11,069
	Halliburton Co.	3.500%	8/1/23	5,000	5,186
	Hess Corp.	4.300%	4/1/27	6,000	5,935
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,502
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,302
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,000	2,078
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,000	5,063
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,000	5,199
	Kinder Morgan Inc.	7.800%	8/1/31	3,130	3,998
	Kinder Morgan Inc.	7.750%	1/15/32	4,045	5,175
	Marathon Oil Corp.	2.800%	11/1/22	9,500	9,285
	Marathon Oil Corp.	3.850%	6/1/25	13,850	13,804
	Marathon Oil Corp.	4.400%	7/15/27	9,720	9,878
	Marathon Oil Corp.	5.200%	6/1/45	4,800	4,769
	MPLX LP	4.500%	7/15/23	13,800	14,661
	MPLX LP	4.875%	12/1/24	28,400	30,428
	MPLX LP	4.000%	2/15/25	6,012	6,088
	Nabors Industries Inc.	5.500%	1/15/23	4,775	4,536
	National Oilwell Varco Inc.	2.600%	12/1/22	14,000	13,598
	Noble Energy Inc.	8.250%	3/1/19	6,000	6,565
	Noble Energy Inc.	3.900%	11/15/24	5,592	5,757
	Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,687
	Occidental Petroleum Corp.	2.700%	2/15/23	22,604	22,720
	Occidental Petroleum Corp.	3.500%	6/15/25	13,471	13,845
	ONEOK Partners LP	5.000%	9/15/23	8,805	9,577
	Pioneer Natural Resources Co.	3.950%	7/15/22	13,000	13,649
	Pioneer Natural Resources Co.	4.450%	1/15/26	3,000	3,228
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,852
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	6,025	6,680
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	26,484	28,503
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	15,400	17,152
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	44,480	49,984
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	23,870	26,526
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	14,670	16,485
7	Schlumberger Holdings Corp.	3.625%	12/21/22	6,150	6,436
7	Schlumberger Holdings Corp.	4.000%	12/21/25	6,801	7,183
	Schlumberger Investment SA	3.650%	12/1/23	4,200	4,437
	Shell International Finance BV	2.375%	8/21/22	29,609	29,613
	Shell International Finance BV	2.250%	1/6/23	10,500	10,387
	Shell International Finance BV	3.400%	8/12/23	10,000	10,469
	Shell International Finance BV	3.250%	5/11/25	93,378	95,905
	Shell International Finance BV	2.875%	5/10/26	36,000	35,850
	Shell International Finance BV	4.000%	5/10/46	5,000	5,068
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	795	969
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	3,960	5,019
7	Tesoro Corp.	5.125%	12/15/26	21,680	23,685
	Total Capital Canada Ltd.	2.750%	7/15/23	26,570	27,020
8	Total Capital International SA	4.250%	11/26/21	8,284	6,954

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital International SA	2.875%	2/17/22	31,378	32,048
	Total Capital International SA	2.700%	1/25/23	23,160	23,421
	Total Capital International SA	3.700%	1/15/24	5,000	5,258
	Total Capital International SA	3.750%	4/10/24	15,186	16,061
	Total Capital SA	4.450%	6/24/20	9,812	10,532
	TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,512
	TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	8,046
	TransCanada PipeLines Ltd.	3.750%	10/16/23	19,615	20,781
	TransCanada PipeLines Ltd.	4.875%	1/15/26	18,330	20,647
	TransCanada PipeLines Ltd.	4.625%	3/1/34	3,335	3,643
	Valero Energy Corp.	9.375%	3/15/19	4,200	4,682
	Valero Energy Partners LP	4.375%	12/15/26	6,835	7,083
	Williams Partners LP	4.500%	11/15/23	6,133	6,561
	Williams Partners LP	3.900%	1/15/25	5,116	5,226
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	9,382
	Other Industrial (0.3%)
	CBRE Services Inc.	4.875%	3/1/26	10,000	10,775
7	CK Hutchison International 16 Ltd.	2.750%	10/3/26	10,590	10,223
7	CK Hutchison International 17 Ltd.	3.500%	4/5/27	6,860	7,036
7	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	22,573
7	Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	19,240	20,832
7	Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	5,000	5,189
8	QPH Finance Co. Pty Ltd.	3.750%	6/7/23	3,220	2,568
	Technology (6.9%)
	Altera Corp.	4.100%	11/15/23	4,623	4,997
6,8	Apple Inc.	2.385%	8/28/19	8,060	6,473
	Apple Inc.	2.850%	5/6/21	17,125	17,641
	Apple Inc.	2.150%	2/9/22	19,000	19,006
	Apple Inc.	2.700%	5/13/22	26,950	27,530
	Apple Inc.	2.850%	2/23/23	46,815	47,923
	Apple Inc.	2.400%	5/3/23	106,325	106,424
	Apple Inc.	3.000%	2/9/24	20,950	21,212
	Apple Inc.	3.450%	5/6/24	64,000	66,990
	Apple Inc.	2.850%	5/11/24	46,542	47,060
	Apple Inc.	2.500%	2/9/25	52,463	51,582
	Apple Inc.	3.200%	5/13/25	15,370	15,765
	Apple Inc.	3.250%	2/23/26	51,963	53,178
	Apple Inc.	2.450%	8/4/26	10,120	9,700
	Apple Inc.	3.350%	2/9/27	28,000	28,856
	Apple Inc.	3.200%	5/11/27	20,000	20,219
	Apple Inc.	3.000%	6/20/27	13,125	13,093
	Applied Materials Inc.	3.900%	10/1/25	10,000	10,745
	Applied Materials Inc.	3.300%	4/1/27	10,000	10,208
	Baidu Inc.	3.500%	11/28/22	13,000	13,404
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	29,750	30,605
7	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	29,750	30,494
	CA Inc.	3.600%	8/15/22	2,190	2,245
	CA Inc.	4.700%	3/15/27	1,655	1,737
	Cisco Systems Inc.	3.000%	6/15/22	7,000	7,266
	Cisco Systems Inc.	2.200%	9/20/23	17,500	17,240
	Cisco Systems Inc.	2.950%	2/28/26	18,870	18,946
	Cisco Systems Inc.	2.500%	9/20/26	17,500	16,916
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	2,525	2,667
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	42,975	47,363
7	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	24,590	27,394
7	Everett Spinco Inc.	4.250%	4/15/24	8,760	9,198
7	Everett Spinco Inc.	4.750%	4/15/27	9,775	10,312
11	Fidelity National Information Services Inc.	0.400%	1/15/21	4,600	5,453
10	Fidelity National Information Services Inc.	1.700%	6/30/22	4,600	6,100
	Fidelity National Information Services Inc.	4.500%	10/15/22	3,945	4,295
	Fidelity National Information Services Inc.	3.500%	4/15/23	4,061	4,227
	Fidelity National Information Services Inc.	3.875%	6/5/24	637	671
	Fidelity National Information Services Inc.	5.000%	10/15/25	6,504	7,353

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fidelity National Information Services Inc.	3.000%	8/15/26	10,000	9,807
	Fiserv Inc.	3.500%	10/1/22	8,000	8,150
	Fiserv Inc.	3.850%	6/1/25	3,000	3,151
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	5,000	5,173
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,000	10,663
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	28,500	30,136
	Intel Corp.	3.300%	10/1/21	14,540	15,214
	Intel Corp.	2.350%	5/11/22	5,575	5,610
8	Intel Corp.	4.000%	12/1/22	38,670	32,386
	Intel Corp.	2.875%	5/11/24	20,175	20,378
	Intel Corp.	3.700%	7/29/25	18,871	19,915
	Intel Corp.	3.150%	5/11/27	25,000	25,254
	International Business Machines Corp.	1.875%	8/1/22	17,000	16,659
	International Business Machines Corp.	3.375%	8/1/23	21,000	21,895
	International Business Machines Corp.	3.625%	2/12/24	22,000	23,117
	International Business Machines Corp.	3.450%	2/19/26	12,000	12,296
	International Business Machines Corp.	3.300%	1/27/27	13,875	14,080
	KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,180
	KLA-Tencor Corp.	4.650%	11/1/24	5,000	5,415
	Lam Research Corp.	3.800%	3/15/25	4,000	4,083
	Microsoft Corp.	2.375%	2/12/22	33,070	33,414
	Microsoft Corp.	2.650%	11/3/22	14,215	14,486
	Microsoft Corp.	2.125%	11/15/22	9,000	8,948
	Microsoft Corp.	2.000%	8/8/23	30,000	29,311
	Microsoft Corp.	3.625%	12/15/23	19,000	20,282
	Microsoft Corp.	2.700%	2/12/25	45,175	45,332
	Microsoft Corp.	3.125%	11/3/25	47,715	48,959
	Microsoft Corp.	2.400%	8/8/26	30,000	28,936
	Microsoft Corp.	3.300%	2/6/27	89,290	92,323
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	7,210
	Oracle Corp.	2.500%	5/15/22	42,635	43,169
	Oracle Corp.	2.500%	10/15/22	41,852	42,234
	Oracle Corp.	3.625%	7/15/23	11,760	12,533
	Oracle Corp.	2.400%	9/15/23	20,000	19,884
	Oracle Corp.	3.400%	7/8/24	43,500	45,500
	Oracle Corp.	2.950%	5/15/25	38,885	39,265
	Oracle Corp.	2.650%	7/15/26	3,085	3,006
	Pitney Bowes Inc.	3.375%	10/1/21	6,375	6,375
	QUALCOMM Inc.	3.000%	5/20/22	26,510	27,284
	QUALCOMM Inc.	2.600%	1/30/23	11,805	11,863
	QUALCOMM Inc.	2.900%	5/20/24	70,330	70,810
	QUALCOMM Inc.	3.450%	5/20/25	14,665	15,152
	QUALCOMM Inc.	3.250%	5/20/27	35,860	35,982
7	Seagate HDD Cayman	4.875%	3/1/24	14,665	14,463
	Tech Data Corp.	4.950%	2/15/27	20,000	21,186
	Total System Services Inc.	3.750%	6/1/23	10,800	11,176
	Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,679
	Tyco Electronics Group SA	3.500%	2/3/22	19,370	20,206
	Tyco Electronics Group SA	3.450%	8/1/24	7,555	7,798
	Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,738
	Tyco Electronics Group SA	3.125%	8/15/27	11,665	11,572
	Verisk Analytics Inc.	4.125%	9/12/22	11,264	11,761
	Verisk Analytics Inc.	4.000%	6/15/25	8,000	8,352
	Xerox Corp.	6.350%	5/15/18	3,535	3,651
	Xerox Corp.	2.800%	5/15/20	135	135
	Xerox Corp.	2.750%	9/1/20	3,455	3,468
	Transportation (1.9%)
7	Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	19,100	19,038
7	Air Canada	7.750%	4/15/21	23,095	26,588
4	American Airlines 2017-2 Class A Pass Through Trust	3.600%	10/15/29	6,005	6,005
4	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	6,005	6,005
8	Asciano Finance Ltd.	5.250%	5/19/25	8,640	7,198
8	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	5,750	4,713

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	2,488	2,646
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,980	3,117
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	10,830	11,152
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,505	9,154
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	8,000	8,514
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	41,327	43,155
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	20,866
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	14,360	14,751
	Canadian National Railway Co.	2.950%	11/21/24	1,130	1,153
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	129	131
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	28	28
4	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	657	727
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	831	912
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,254	3,588
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	4,916	5,226
4	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,084	7,456
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,563	5,820
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,055	1,106
4	CSX Transportation Inc.	6.251%	1/15/23	2,631	3,031
4,12	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	8,643	9,679
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	34,116	39,148
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,394	2,634
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	4,312	4,474
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,388	2,501
4	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	8,230	8,439
	Delta Air Lines Inc.	3.625%	3/15/22	44,240	45,573
7	ERAC USA Finance LLC	3.850%	11/15/24	8,000	8,283
7	ERAC USA Finance LLC	3.800%	11/1/25	9,000	9,295
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	38,029	38,692
4,7	Heathrow Funding Ltd.	4.875%	7/15/23	330	356
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,000	5,128
	Kansas City Southern	2.350%	5/15/20	5,000	4,995
	Kansas City Southern	3.125%	6/1/26	33,465	32,274
8	Qantas Airways Ltd.	7.500%	6/11/21	13,790	12,541
8	Qantas Airways Ltd.	7.750%	5/19/22	4,780	4,478
	Southwest Airlines Co.	7.375%	3/1/27	4,795	6,179
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	5,882	6,470
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	13,117	14,463
4	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	29,037	30,278
	Union Pacific Corp.	4.163%	7/15/22	8,082	8,739
	Union Pacific Corp.	2.950%	1/15/23	8,364	8,563
4	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,970	5,304
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,865
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	3,184	3,552
8	WSO Finance Pty Ltd.	3.500%	7/14/23	10,260	8,127
					9,730,328
Utilities (3.5%)
	Electric (3.4%)
	AEP Transmission Co. LLC	3.100%	12/1/26	6,835	6,874
	Ameren Illinois Co.	2.700%	9/1/22	7,449	7,566
	Ameren Illinois Co.	3.250%	3/1/25	11,680	11,981
8	AusNet Services Holdings Pty Ltd.	5.250%	2/14/20	3,700	3,128
	Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	17,077

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	11,014
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	17,100	18,128
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,858
	Connecticut Light & Power Co.	2.500%	1/15/23	32,960	32,839
	DTE Electric Co.	3.900%	6/1/21	14,650	15,498
	DTE Electric Co.	2.650%	6/15/22	1,000	1,011
	Dynegy Inc.	7.375%	11/1/22	1,745	1,769
7	EDP Finance BV	4.900%	10/1/19	14,676	15,410
7	EDP Finance BV	4.125%	1/15/20	24,100	24,940
7	EDP Finance BV	5.250%	1/14/21	2,500	2,688
10	EDP Finance BV	8.625%	1/4/24	2,588	4,549
7	EDP Finance BV	3.625%	7/15/24	10,885	10,915
	Emera US Finance LP	2.700%	6/15/21	5,470	5,508
7	Enel Finance International NV	2.875%	5/25/22	22,700	22,896
7	Enel Finance International NV	3.625%	5/25/27	25,000	25,197
	Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,178
	Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,544
	Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,481
	Entergy Arkansas Inc.	3.500%	4/1/26	15,620	16,225
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,636
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	13,700
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	7,050
	Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,865
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,885
	Entergy Louisiana LLC	2.400%	10/1/26	14,120	13,447
	Entergy Louisiana LLC	3.120%	9/1/27	6,425	6,459
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,535
	Eversource Energy	2.800%	5/1/23	2,000	2,005
	Exelon Corp.	3.497%	6/1/22	3,631	3,761
	Exelon Corp.	3.950%	6/15/25	26,652	27,939
	FirstEnergy Corp.	4.250%	3/15/23	11,842	12,621
	FirstEnergy Corp.	3.900%	7/15/27	28,050	28,258
7	FirstEnergy Transmission LLC	4.350%	1/15/25	26,295	27,698
	Fortis Inc.	3.055%	10/4/26	14,275	13,847
	Georgia Power Co.	2.400%	4/1/21	4,735	4,760
	Georgia Power Co.	2.850%	5/15/22	16,559	16,833
	Georgia Power Co.	3.250%	3/30/27	22,090	22,146
	ITC Holdings Corp.	3.250%	6/30/26	14,700	14,622
	Kentucky Utilities Co.	3.300%	10/1/25	8,940	9,081
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,462
	Louisville Gas & Electric Co.	3.300%	10/1/25	4,530	4,608
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,834
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	3,415	3,430
7	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	2,006
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,702
	NSTAR Electric Co.	3.250%	11/15/25	10,000	10,146
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	23,887	28,944
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,200	1,194
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,509
	Pacific Gas & Electric Co.	3.250%	6/15/23	28,755	29,718
	Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	3,933
	PacifiCorp	3.600%	4/1/24	14,000	14,694
	PacifiCorp	3.350%	7/1/25	12,720	13,105
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,307
	Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,339
	PPL Capital Funding Inc.	3.100%	5/15/26	36,300	35,889
	PSEG Power LLC	4.300%	11/15/23	1,210	1,272
	Puget Energy Inc.	5.625%	7/15/22	19,769	22,217
	Puget Energy Inc.	3.650%	5/15/25	13,665	13,730
	SCANA Corp.	6.250%	4/1/20	8,500	9,210
	SCANA Corp.	4.750%	5/15/21	10,787	11,327
	SCANA Corp.	4.125%	2/1/22	2,000	2,053
	Southern Co.	2.350%	7/1/21	2,307	2,303
4	Southern Co.	5.500%	3/15/57	6,545	6,979

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southwestern Electric Power Co.	3.550%	2/15/22	16,530	17,126
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	42,321
	Tampa Electric Co.	5.400%	5/15/21	13,000	14,412
7	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,453
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,405
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,245
	Virginia Electric & Power Co.	3.100%	5/15/25	8,885	8,965
	Virginia Electric & Power Co.	3.150%	1/15/26	10,000	10,112
	Virginia Electric & Power Co.	2.950%	11/15/26	12,185	12,078
	Westar Energy Inc.	2.550%	7/1/26	16,620	16,129
	Westar Energy Inc.	3.100%	4/1/27	13,170	13,237
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,401
	Natural Gas (0.1%)
8	Australian Gas Networks Vic 3 Pty Ltd.	4.500%	12/17/21	6,670	5,527
7	Centrica plc	4.000%	10/16/23	2,527	2,622
7	Engie SA	2.875%	10/10/22	3,480	3,523
	Sempra Energy	3.250%	6/15/27	2,085	2,078

					987,967

Total Corporate Bonds (Cost $19,168,214)					19,568,336

Sovereign Bonds (7.0%)
7	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	1,000	1,010
7	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	1,000	1,008
	Arab Republic of Egypt	8.500%	1/31/47	18,950	20,585
4	Argentine Republic	8.750%	5/7/24	14,900	16,883
	Argentine Republic	7.125%	6/28/17	25,395	23,059
7	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,071
7	Banco Nacional de Desenvolvimento Economico e Social	4.750%	5/9/24	15,500	15,267
7	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	1,000	1,014
11	Banque Centrale de Tunisie SA	5.625%	2/17/24	10,340	12,416
7	Banque Ouest Africaine de Developpement	5.000%	7/27/27	4,929	4,933
7	Bermuda	4.138%	1/3/23	2,000	2,091
	Bermuda	4.854%	2/6/24	17,825	19,316
7	Bermuda	4.854%	2/6/24	1,000	1,083
	BOC Aviation Ltd.	3.875%	5/9/19	800	818
7	BOC Aviation Ltd.	2.375%	9/15/21	15,000	14,661
	BOC Aviation Ltd.	3.875%	4/27/26	3,700	3,756
	Cayman Islands	5.950%	11/24/19	500	540
7	CDP Financial Inc.	4.400%	11/25/19	16,450	17,375
7	CDP Financial Inc.	3.150%	7/24/24	8,000	8,192
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	5,000	5,374
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	20,000	19,930
7	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,023
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,100
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,495
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,155
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	29,660	31,232
7,13	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,791
	Dominican Republic	5.950%	1/25/27	11,200	11,944
	Ecopetrol SA	5.875%	9/18/23	14,600	16,042
	Ecopetrol SA	5.875%	5/28/45	2,750	2,571
7	Electricite de France SA	3.625%	10/13/25	4,800	4,953
8	Emirates NBD PJSC	5.750%	5/8/19	4,060	3,392
4,7	ENA Norte Trust	4.950%	4/25/28	1,518	1,572
	Export-Import Bank of India	3.375%	8/5/26	5,000	4,884
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,031
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	18,299
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,049
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,119
	Federative Republic of Brazil	6.000%	4/7/26	32,584	35,761
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	8,000	8,821
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	7,000	8,271

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	4,800	4,860
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	3,538	3,563
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	5,000	5,071
	ICBCIL Finance Co. Ltd.	2.750%	5/19/21	10,000	9,904
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,442
14	Japan Bank for International Cooperation	2.000%	11/4/21	37,500	36,983
	Japan Finance Organization for Municipalities	1.375%	2/5/18	18,400	18,379
	Japan Finance Organization for Municipalities	1.375%	4/18/18	5,000	4,979
	Japan Finance Organization for Municipalities	2.500%	9/12/18	6,200	6,234
	KazMunayGas National Co. JSC	9.125%	7/2/18	26,000	27,523
7	KazMunayGas National Co. JSC	3.875%	4/19/22	8,600	8,557
	Kingdom of Saudi Arabia	2.375%	10/26/21	92,055	90,601
7	Kingdom of Saudi Arabia	2.375%	10/26/21	785	772
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,499
	Korea Development Bank	1.500%	1/22/18	2,000	1,995
	Korea Development Bank	4.625%	11/16/21	2,000	2,162
7	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,000
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,015
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,634
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,143
	Nexen Energy ULC	5.875%	3/10/35	3,500	4,170
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,280
7	NongHyup Bank	1.875%	9/12/21	19,500	18,847
	North American Development Bank	2.300%	10/10/18	1,500	1,509
	North American Development Bank	2.400%	10/26/22	1,300	1,268
7	OCP SA	5.625%	4/25/24	4,200	4,515
	OCP SA	5.625%	4/25/24	4,000	4,320
	OCP SA	6.875%	4/25/44	9,000	10,005
7	OmGrid Funding Ltd.	5.196%	5/16/27	2,900	2,944
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	6,115
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	7,208
7	Ooredoo International Finance Ltd.	3.250%	2/21/23	700	698
	Ooredoo International Finance Ltd.	5.000%	10/19/25	450	485
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	10,000	10,041
7	Pertamina Persero PT	6.000%	5/3/42	1,000	1,108
	Petrobras Global Finance BV	8.375%	5/23/21	39,395	44,319
	Petrobras Global Finance BV	6.250%	3/17/24	510	532
	Petrobras Global Finance BV	8.750%	5/23/26	9,625	11,321
	Petrobras International Finance Co. SA	5.375%	1/27/21	10,000	10,250
	Petroleos Mexicanos	5.500%	2/4/19	5,515	5,770
	Petroleos Mexicanos	5.500%	1/21/21	160,211	170,841
	Petroleos Mexicanos	4.875%	1/24/22	3,200	3,339
7	Petroleos Mexicanos	6.750%	9/21/47	19,060	20,045
	Province of Alberta	1.900%	12/6/19	25,000	24,967
7	Province of Alberta	2.050%	8/17/26	7,000	6,589
	Province of New Brunswick	2.750%	6/15/18	1,250	1,263
	Province of Ontario	3.000%	7/16/18	3,000	3,034
	Province of Ontario	4.000%	10/7/19	4,500	4,695
	Province of Quebec	2.375%	1/31/22	15,700	15,774
	Province of Quebec	2.625%	2/13/23	5,700	5,795
	Republic of Chile	3.250%	9/14/21	7,275	7,579
	Republic of Chile	2.250%	10/30/22	31,500	31,172
	Republic of Chile	3.125%	3/27/25	14,500	14,763
	Republic of Colombia	7.375%	3/18/19	2,150	2,337
	Republic of Colombia	4.000%	2/26/24	12,520	13,015
	Republic of Colombia	10.375%	1/28/33	17,366	26,694
4	Republic of Colombia	5.000%	6/15/45	15,655	15,812
11	Republic of Cote d'Ivoire	5.125%	6/15/25	7,140	8,610
	Republic of Guatemala	4.375%	6/5/27	28,450	28,379
	Republic of Honduras	6.250%	1/19/27	6,550	6,889
	Republic of Hungary	4.125%	2/19/18	19,000	19,238
	Republic of Hungary	6.250%	1/29/20	69,735	76,011
	Republic of Hungary	6.375%	3/29/21	5,980	6,735
	Republic of Indonesia	4.875%	5/5/21	35,600	38,236

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
11	Republic of Indonesia	2.875%	7/8/21	5,400	6,846
	Republic of Indonesia	3.700%	1/8/22	15,200	15,702
	Republic of Indonesia	3.750%	4/25/22	70,858	73,224
	Republic of Indonesia	3.375%	4/15/23	6,000	6,046
	Republic of Indonesia	5.375%	10/17/23	7,000	7,811
11	Republic of Indonesia	3.375%	7/30/25	4,000	5,171
11	Republic of Indonesia	3.750%	6/14/28	6,800	8,891
	Republic of Kazakhstan	3.875%	10/14/24	12,000	12,306
	Republic of Kazakhstan	4.875%	10/14/44	10,000	10,101
	Republic of Korea	7.125%	4/16/19	1,500	1,629
7	Republic of Latvia	2.750%	1/12/20	1,000	1,012
7	Republic of Lithuania	7.375%	2/11/20	765	862
	Republic of Lithuania	7.375%	2/11/20	17,500	19,703
	Republic of Lithuania	6.125%	3/9/21	42,564	47,920
7	Republic of Lithuania	6.125%	3/9/21	7,400	8,334
	Republic of Namibia	5.250%	10/29/25	4,925	5,076
	Republic of Panama	8.875%	9/30/27	10,000	14,350
	Republic of Panama	9.375%	4/1/29	300	446
	Republic of Panama	8.125%	4/28/34	9,136	12,208
4	Republic of Panama	6.700%	1/26/36	2,400	3,141
	Republic of Poland	5.125%	4/21/21	16,505	18,135
	Republic of Poland	5.000%	3/23/22	10,730	11,883
	Republic of Romania	6.750%	2/7/22	982	1,139
11	Republic of Romania	2.750%	10/29/25	4,500	5,668
7	Republic of Serbia	5.250%	11/21/17	8,000	8,070
	Republic of Slovenia	5.500%	10/26/22	36,554	41,742
	Republic of the Philippines	4.000%	1/15/21	5,000	5,325
	Republic of Turkey	6.750%	4/3/18	17,915	18,452
	Republic of Turkey	5.750%	3/22/24	37,100	39,604
	Republic of Turkey	4.875%	10/9/26	6,690	6,673
	Republic of Turkey	4.875%	4/16/43	2,186	1,967
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	13,173
7	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	5,000	5,500
	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	18,656	20,469
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	5,310	5,336
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,928
7	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	20,000	20,205
	Socialist Republic of Vietnam	4.800%	11/19/24	8,000	8,421
	State of Israel	3.150%	6/30/23	2,000	2,065
	State of Israel	2.875%	3/16/26	3,980	3,982
	State of Kuwait	2.750%	3/20/22	19,406	19,544
	State of Qatar	5.250%	1/20/20	30,000	31,930
	State of Qatar	2.375%	6/2/21	775	765
	Statoil ASA	1.950%	11/8/18	2,000	2,007
	Statoil ASA	5.250%	4/15/19	4,000	4,225
	Statoil ASA	3.150%	1/23/22	3,000	3,095
	Statoil ASA	2.450%	1/17/23	3,000	2,987
	Statoil ASA	3.950%	5/15/43	3,191	3,140
	Sultanate of Oman	5.375%	3/8/27	8,000	8,284
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	996
	The Hashemite Kingdom of Jordan	5.750%	1/31/27	9,700	9,634
	United Mexican States	3.625%	3/15/22	53,656	56,123
	United Mexican States	4.000%	10/2/23	21,772	22,927
	United Mexican States	4.600%	1/23/46	3,200	3,165
	YPF SA	8.875%	12/19/18	2,500	2,678

Total Sovereign Bonds (Cost $1,951,552)					1,976,736

Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,154
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,279
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	8,550	10,915

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	1/1/23	1,835	1,826
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.885%	1/1/21	1,000	1,023
Johns Hopkins University Maryland GO	5.250%	7/1/19	199	209
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	6,822	6,880
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	4,923	4,929
6 Mississippi GO (Nissan North America, Inc. Project)	1.927%	11/1/17	5,520	5,518
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,687
New York State Dormitory Authority Revenue (Employer
Assessment)	3.892%	12/1/24	2,000	2,177
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,422
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	824
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	6,200	6,856
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	4,960	5,826
Texas GO	3.682%	8/1/24	2,000	2,108
University of California Revenue	2.054%	5/15/18	500	503
University of California Revenue	2.300%	5/15/21	1,000	1,013

Total Taxable Municipal Bonds (Cost $59,542)				60,149

				Market
				Value
	Coupon		Shares	($000)

Convertible Preferred Stocks (0.0%)
9 Lehman Brothers Holdings Inc. Pfd. (Cost $8,571)			8,740	—

Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
15 Vanguard Market Liquidity Fund (Cost
$408,691)	1.217%		4,086,540	408,736

			Notional
		Expiration	Amount
	Counterparty	Date	($000)

Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX-NA-IG-S28-V1 5-Year Index,
Strike: 60% (Cost $132)	GSCM	9/20/17	120,095	160
Total Investments (100.0%) (Cost $27,891,226)				28,281,067
			Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $126.00		8/25/17	194	(85)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $127.50		9/22/17	195	(30)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $124.00		8/25/17	194	(12)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $125.50		9/22/17	195	(140)
Total Liability for Options Written (Premiums Received $312)				(267)

Other Assets and Liabilities—Net (0.0%)				(727)

Net Assets (100%)				28,280,073

74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

1 Securities with a value of $24,501,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $12,430,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $24,358,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $3,704,183,000, representing 13.1% of net assets.
8 Face amount denominated in Australian dollars.
9 Non-income-producing security--security in default.
10 Face amount denominated in British pounds.
11 Face amount denominated in euro.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by multiple countries.
14 Guaranteed by the Government of Japan.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
GSCM—Goldman Sachs Bank USA.

75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.9%)
U.S. Government Securities (6.2%)
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	15,410	15,420
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	1,000	1,031
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	1,650	1,621
	United States Treasury Note/Bond	0.750%	12/31/17	22,000	21,962
	United States Treasury Note/Bond	1.000%	12/31/17	3,349	3,346
	United States Treasury Note/Bond	0.750%	1/31/18	100	100
	United States Treasury Note/Bond	1.000%	2/15/18	150	150
	United States Treasury Note/Bond	0.750%	4/30/18	4,000	3,986
	United States Treasury Note/Bond	0.875%	7/15/18	500	498
	United States Treasury Note/Bond	1.250%	12/15/18	3,600	3,597
	United States Treasury Note/Bond	0.875%	5/15/19	2,965	2,941
	United States Treasury Note/Bond	1.375%	10/31/20	5,820	5,782
	United States Treasury Note/Bond	1.375%	4/30/21	4,200	4,156
	United States Treasury Note/Bond	2.000%	8/31/21	5,057	5,112
	United States Treasury Note/Bond	1.750%	6/30/22	25,000	24,906
	United States Treasury Note/Bond	1.875%	10/31/22	4,267	4,264
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	11,691
	United States Treasury Note/Bond	2.000%	8/15/25	1,900	1,873
	United States Treasury Note/Bond	2.250%	11/15/25	13,957	13,994
	United States Treasury Note/Bond	1.625%	5/15/26	1,250	1,188
	United States Treasury Note/Bond	2.375%	5/15/27	25,000	25,187
1	United States Treasury Note/Bond	6.125%	8/15/29	43,302	60,258
	United States Treasury Note/Bond	6.250%	5/15/30	48,956	69,670
	United States Treasury Note/Bond	5.375%	2/15/31	52,357	70,224
1	United States Treasury Note/Bond	4.500%	2/15/36	228,330	293,155
	United States Treasury Note/Bond	4.750%	2/15/37	8,000	10,601
	United States Treasury Note/Bond	5.000%	5/15/37	5,000	6,823
	United States Treasury Note/Bond	4.250%	5/15/39	600	747
	United States Treasury Note/Bond	4.375%	11/15/39	46,100	58,410
	United States Treasury Note/Bond	3.750%	11/15/43	2,500	2,915
	United States Treasury Note/Bond	3.375%	5/15/44	7,300	8,000
	United States Treasury Note/Bond	3.125%	8/15/44	34,618	36,268
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	9,424
2	United States Treasury Note/Bond	2.500%	2/15/45	28,662	26,522
	United States Treasury Note/Bond	2.875%	8/15/45	3,700	3,690
1	United States Treasury Note/Bond	3.000%	11/15/45	46,585	47,575
1,2	United States Treasury Note/Bond	2.500%	2/15/46	31,825	29,354
	United States Treasury Note/Bond	2.500%	5/15/46	3,250	2,996
	United States Treasury Note/Bond	2.250%	8/15/46	19,500	16,999
	United States Treasury Note/Bond	2.875%	11/15/46	36,000	35,848
	United States Treasury Note/Bond	3.000%	5/15/47	25,000	25,543
					967,827
Agency Bonds and Notes (0.2%)
3	Tennessee Valley Authority	5.250%	9/15/39	18,800	24,556
3	Tennessee Valley Authority	4.250%	9/15/65	10,000	11,181
					35,737
Conventional Mortgage-Backed Securities (0.3%)
4,5	Fannie Mae Pool	3.180%	9/1/32	10,710	10,753
4,5	Fannie Mae Pool	3.230%	7/1/32	3,625	3,695
4,5	Fannie Mae Pool	3.260%	9/1/32	26,625	26,875
4,5	Fannie Mae Pool	3.300%	7/1/32	1,640	1,684
4,5	Fannie Mae Pool	3.490%	2/1/32	5,695	5,831
4,5	Fannie Mae Pool	4.798%	8/14/37	2,405	2,423
					51,261
Nonconventional Mortgage-Backed Securities (0.2%)
4,5	Fannie Mae REMICS	3.000%	7/25/47	12,356	11,486
4,5	Freddie Mac REMICS	3.000%	4/15/47	11,716	11,043

					22,529

Total U.S. Government and Agency Obligations (Cost $1,065,029)					1,077,354

		76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

Asset-Backed/Commercial Mortgage-Backed Security (0.1%)
*,4	STRU GS-3819 Z (cost $11,021)	3.000%	8/1/47	12,168	11,021

Corporate Bonds (75.8%)
Finance (18.3%)
	Banking (11.6%)
	American Express Co.	2.500%	8/1/22	20,000	20,016
	Bank of America Corp.	3.248%	10/21/27	14,160	13,773
4	Bank of America Corp.	3.824%	1/20/28	12,200	12,438
4	Bank of America Corp.	3.705%	4/24/28	35,080	35,410
4	Bank of America Corp.	3.593%	7/21/28	4,745	4,747
	Bank of America Corp.	6.110%	1/29/37	15,000	18,391
4	Bank of America Corp.	4.244%	4/24/38	29,195	30,264
	Bank of America Corp.	5.875%	2/7/42	19,230	24,254
4	Bank of America Corp.	4.443%	1/20/48	30,000	31,835
	Bank of America NA	6.000%	10/15/36	20,450	25,817
	Bank One Corp.	8.000%	4/29/27	27,769	36,736
4	Citigroup Inc.	3.887%	1/10/28	21,905	22,424
	Citigroup Inc.	4.650%	7/30/45	13,983	15,271
6	Commonwealth Bank of Australia	4.500%	12/9/25	1,800	1,887
6	Commonwealth Bank of Australia	3.900%	7/12/47	3,500	3,512
	Cooperatieve Rabobank UA	5.250%	5/24/41	6,400	7,799
	Cooperatieve Rabobank UA	5.750%	12/1/43	25,781	32,249
	Goldman Sachs Group Inc.	3.500%	11/16/26	27,800	27,714
	Goldman Sachs Group Inc.	3.850%	1/26/27	8,010	8,162
4	Goldman Sachs Group Inc.	3.691%	6/5/28	63,305	63,522
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	47,692
	Goldman Sachs Group Inc.	6.750%	10/1/37	24,955	32,683
	Goldman Sachs Group Inc.	6.250%	2/1/41	25,625	33,449
	Goldman Sachs Group Inc.	4.800%	7/8/44	16,792	18,608
	Goldman Sachs Group Inc.	4.750%	10/21/45	15,864	17,494
	HSBC Bank USA NA	5.875%	11/1/34	34,700	42,095
	HSBC Bank USA NA	5.625%	8/15/35	22,425	27,094
	HSBC Holdings plc	4.300%	3/8/26	500	536
	HSBC Holdings plc	4.375%	11/23/26	1,505	1,578
4	HSBC Holdings plc	4.041%	3/13/28	11,615	12,178
	HSBC Holdings plc	7.625%	5/17/32	21,200	29,026
	HSBC Holdings plc	6.500%	9/15/37	36,245	47,427
	HSBC Holdings plc	6.800%	6/1/38	58,749	79,406
	HSBC Holdings plc	6.100%	1/14/42	9,720	12,847
4	HSBC Holdings plc	6.000%	11/22/65	685	717
4	JPMorgan Chase & Co.	3.782%	2/1/28	27,000	27,723
	JPMorgan Chase & Co.	6.400%	5/15/38	69,515	92,621
4	JPMorgan Chase & Co.	3.882%	7/24/38	17,575	17,473
	JPMorgan Chase & Co.	5.500%	10/15/40	24,815	30,218
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	13,935
	JPMorgan Chase & Co.	5.625%	8/16/43	24,395	29,893
4	JPMorgan Chase & Co.	4.260%	2/22/48	51,885	53,806
4	JPMorgan Chase & Co.	4.032%	7/24/48	32,000	31,878
	Morgan Stanley	3.125%	7/27/26	14,675	14,344
	Morgan Stanley	7.250%	4/1/32	32,360	44,381
4	Morgan Stanley	3.971%	7/22/38	40,595	40,578
	Morgan Stanley	6.375%	7/24/42	33,880	44,995
	Morgan Stanley	4.300%	1/27/45	34,880	36,000
	Morgan Stanley	4.375%	1/22/47	48,245	50,214
	Wachovia Corp.	5.500%	8/1/35	21,905	25,494
4	Wells Fargo & Co.	3.584%	5/22/28	62,365	63,213
	Wells Fargo & Co.	5.375%	2/7/35	9,664	11,564
	Wells Fargo & Co.	5.375%	11/2/43	58,692	68,414
	Wells Fargo & Co.	5.606%	1/15/44	142,608	169,982
	Wells Fargo & Co.	4.650%	11/4/44	15,937	16,975
	Wells Fargo & Co.	4.900%	11/17/45	21,895	23,979
	Wells Fargo & Co.	4.400%	6/14/46	40,240	41,074

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	4.750%	12/7/46	37,465	40,429
	Wells Fargo Bank NA	6.600%	1/15/38	500	681
4	Westpac Banking Corp.	4.322%	11/23/31	1,450	1,491
	Brokerage (0.2%)
6	FMR LLC	6.450%	11/15/39	18,200	23,677
	Invesco Finance plc	5.375%	11/30/43	2,700	3,202
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,147
	Finance Companies (1.8%)
	GE Capital International Funding Co.	4.418%	11/15/35	260,979	283,019

	Insurance (4.6%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	10,681
	Aetna Inc.	4.125%	11/15/42	24,995	25,917
	Aflac Inc.	4.000%	10/15/46	4,000	3,943
	Aon plc	4.250%	12/12/42	2,850	2,751
	Aon plc	4.750%	5/15/45	3,000	3,256
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,473
	Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	64,014
6	Brighthouse Financial Inc.	4.700%	6/22/47	1,000	987
6	Jackson National Life Insurance Co.	8.150%	3/15/27	200	269
	Loews Corp.	4.125%	5/15/43	1,800	1,792
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,600	1,964
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	14,595	15,543
6	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	4,370	7,095
6	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	315
6	Massachusetts Mutual Life Insurance Co.	4.900%	4/1/77	7,150	7,782
	MetLife Inc.	4.125%	8/13/42	39,795	40,614
	MetLife Inc.	4.050%	3/1/45	8,365	8,471
	MetLife Inc.	4.600%	5/13/46	9,700	10,743
4	MetLife Inc.	5.250%	12/29/49	195	204
6	Metropolitan Life Insurance Co.	7.800%	11/1/25	23,750	30,831
6	Nationwide Mutual Insurance Co.	8.250%	12/1/31	5,035	7,187
6	Nationwide Mutual Insurance Co.	9.375%	8/15/39	26,031	43,683
6	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	14,502
6	New York Life Insurance Co.	5.875%	5/15/33	40,400	50,587
6	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	19,090	24,784
	Progressive Corp.	3.700%	1/26/45	1,750	1,699
	Progressive Corp.	4.125%	4/15/47	4,615	4,868
	Prudential Financial Inc.	5.700%	12/14/36	2,031	2,486
	Prudential Financial Inc.	6.625%	12/1/37	8,744	11,719
	Prudential Financial Inc.	5.800%	11/16/41	13,606	17,034
	Prudential Financial Inc.	4.600%	5/15/44	5,000	5,504
4	Prudential Financial Inc.	5.375%	5/15/45	270	293
6	Swiss Re Treasury US Corp.	4.250%	12/6/42	13,645	13,920
6	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	10,720	12,013
6	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	1,588	2,170
6	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	26,690	27,353
	Travelers Cos. Inc.	6.750%	6/20/36	500	689
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,800
	Travelers Cos. Inc.	4.000%	5/30/47	2,000	2,062
	Trinity Acquisition plc	6.125%	8/15/43	2,565	3,080
	UnitedHealth Group Inc.	4.625%	7/15/35	17,955	20,336
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	63,184
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,499
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,114
	UnitedHealth Group Inc.	6.875%	2/15/38	18,457	26,384
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	26,910
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	58,879
	UnitedHealth Group Inc.	4.250%	4/15/47	36,710	39,647
	Real Estate Investment Trusts (0.1%)
	Brandywine Operating Partnership LP	4.550%	10/1/29	3,855	3,917
	ERP Operating LP	3.250%	8/1/27	205	205

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ERP Operating LP	4.000%	8/1/47	190	186
	Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,041
	HCP Inc.	6.750%	2/1/41	875	1,126
	Simon Property Group LP	4.750%	3/15/42	2,550	2,738
	Simon Property Group LP	4.250%	10/1/44	3,755	3,740
	UDR Inc.	3.500%	7/1/27	140	139
					2,880,574
Industrial (43.8%)
	Basic Industry (0.9%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	16,667
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	36,820	43,485
	Monsanto Co.	3.600%	7/15/42	600	534
	Monsanto Co.	4.400%	7/15/44	1,400	1,442
	Monsanto Co.	3.950%	4/15/45	1,000	955
	Monsanto Co.	4.700%	7/15/64	19,565	20,039
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,575
	Rio Tinto Finance USA plc	4.125%	8/21/42	40,255	41,429
	Sherwin-Williams Co.	3.450%	6/1/27	4,960	5,052
	Sherwin-Williams Co.	4.500%	6/1/47	4,170	4,400
	Capital Goods (3.4%)
	3M Co.	5.700%	3/15/37	13,500	17,321
	3M Co.	3.125%	9/19/46	15,000	13,460
	Boeing Co.	6.125%	2/15/33	13,565	17,719
	Boeing Co.	5.875%	2/15/40	1,000	1,313
	Boeing Co.	7.875%	4/15/43	5,900	9,321
	Caterpillar Inc.	6.050%	8/15/36	3,082	3,974
	Caterpillar Inc.	3.803%	8/15/42	28,680	28,860
	Caterpillar Inc.	4.300%	5/15/44	8,639	9,339
	Deere & Co.	7.125%	3/3/31	13,500	18,918
	Dover Corp.	6.600%	3/15/38	1,375	1,849
	Emerson Electric Co.	6.000%	8/15/32	1,071	1,342
	Emerson Electric Co.	5.250%	11/15/39	1,000	1,191
	General Electric Capital Corp.	6.750%	3/15/32	41,214	57,135
	General Electric Capital Corp.	6.150%	8/7/37	2,031	2,684
	General Electric Capital Corp.	5.875%	1/14/38	34,584	44,409
	General Electric Capital Corp.	6.875%	1/10/39	11,174	16,110
7	General Electric Co.	2.125%	5/17/37	2,029	2,376
	General Electric Co.	4.125%	10/9/42	12,840	13,439
	General Electric Co.	4.500%	3/11/44	13,895	15,380
4	General Electric Co.	5.000%	12/29/49	1,184	1,248
	Lockheed Martin Corp.	3.600%	3/1/35	5,870	5,791
	Lockheed Martin Corp.	4.850%	9/15/41	27,319	31,101
	Lockheed Martin Corp.	4.070%	12/15/42	10,120	10,422
	Lockheed Martin Corp.	3.800%	3/1/45	13,625	13,364
7	Parker-Hannifin Corp.	1.125%	3/1/25	500	592
	Raytheon Co.	4.700%	12/15/41	37,524	42,832
	United Technologies Corp.	3.125%	5/4/27	11,250	11,388
	United Technologies Corp.	6.125%	7/15/38	55,575	72,936
	United Technologies Corp.	5.700%	4/15/40	22,500	28,310
	United Technologies Corp.	4.500%	6/1/42	19,110	20,845
	United Technologies Corp.	3.750%	11/1/46	3,500	3,442
	United Technologies Corp.	4.050%	5/4/47	22,645	23,385
	Communication (4.3%)
	21st Century Fox America Inc.	7.900%	12/1/95	3,975	5,449
	America Movil SAB de CV	6.375%	3/1/35	5,300	6,571
	America Movil SAB de CV	6.125%	3/30/40	22,525	27,724
	America Movil SAB de CV	4.375%	7/16/42	350	359
	AT&T Inc.	5.250%	3/1/37	1,700	1,776
	AT&T Inc.	4.798%	8/14/37	31,895	31,838
	AT&T Inc.	5.150%	2/14/50	7,070	7,065
	AT&T Inc.	5.319%	2/14/50	24,130	24,077
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	6,879	8,073

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Charter Communications Operating LLC / Charter
	Communications Operating Capital	5.375%	5/1/47	8,410	8,766
	Comcast Corp.	4.250%	1/15/33	12,600	13,542
	Comcast Corp.	7.050%	3/15/33	1,000	1,375
	Comcast Corp.	4.200%	8/15/34	1,550	1,651
	Comcast Corp.	5.650%	6/15/35	40,314	49,482
	Comcast Corp.	6.500%	11/15/35	800	1,070
	Comcast Corp.	3.200%	7/15/36	15,870	14,932
	Comcast Corp.	6.450%	3/15/37	17,790	23,927
	Comcast Corp.	6.950%	8/15/37	60,427	85,525
	Comcast Corp.	6.400%	5/15/38	10,095	13,520
	Comcast Corp.	6.550%	7/1/39	11,565	15,875
	Comcast Corp.	6.400%	3/1/40	19,070	25,783
	Comcast Corp.	4.650%	7/15/42	1,800	1,985
	Comcast Corp.	4.500%	1/15/43	14,610	15,735
	Comcast Corp.	4.750%	3/1/44	55,715	62,083
	Comcast Corp.	4.600%	8/15/45	39,195	42,759
	Comcast Corp.	3.400%	7/15/46	15,425	14,034
6	Cox Communications Inc.	6.450%	12/1/36	9,000	10,213
6	COX Communications Inc.	8.375%	3/1/39	19,110	26,260
6	Cox Communications Inc.	4.600%	8/15/47	2,090	2,092
	NBCUniversal Media LLC	6.400%	4/30/40	2,850	3,847
	NBCUniversal Media LLC	5.950%	4/1/41	18,000	23,128
	NBCUniversal Media LLC	4.450%	1/15/43	26,405	28,229
	Orange SA	9.000%	3/1/31	2,000	3,040
	Qwest Corp.	6.875%	9/15/33	1,699	1,684
	Time Warner Cable LLC	6.550%	5/1/37	16,975	20,361
	Verizon Communications Inc.	5.050%	3/15/34	2,000	2,098
	Verizon Communications Inc.	5.250%	3/16/37	7,950	8,428
	Verizon Communications Inc.	4.522%	9/15/48	525	488
	Viacom Inc.	5.250%	4/1/44	2,000	1,996
	Walt Disney Co.	4.125%	6/1/44	18,715	19,622
	Walt Disney Co.	7.550%	7/15/93	15,750	19,607
	Consumer Cyclical (5.4%)
6	Alimentation Couche-Tard Inc.	4.500%	7/26/47	2,500	2,558
	Cummins Inc.	4.875%	10/1/43	1,000	1,128
	Ford Motor Co.	7.450%	7/16/31	750	962
	Ford Motor Co.	5.291%	12/8/46	10,310	10,617
	General Motors Co.	6.600%	4/1/36	2,000	2,354
	Home Depot Inc.	5.875%	12/16/36	39,775	51,569
	Home Depot Inc.	5.400%	9/15/40	1,000	1,228
	Home Depot Inc.	5.950%	4/1/41	22,170	29,051
	Home Depot Inc.	4.200%	4/1/43	6,035	6,363
	Home Depot Inc.	4.875%	2/15/44	66,510	76,880
	Home Depot Inc.	4.400%	3/15/45	12,900	14,044
	Home Depot Inc.	4.250%	4/1/46	20,015	21,346
	Home Depot Inc.	3.500%	9/15/56	5,920	5,420
	Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,378
	Lowe's Cos. Inc.	4.250%	9/15/44	800	838
	Lowe's Cos. Inc.	4.375%	9/15/45	1,000	1,066
	Lowe's Cos. Inc.	3.700%	4/15/46	53,345	51,385
	Lowe's Cos. Inc.	4.050%	5/3/47	55,530	56,552
	Mastercard Inc.	3.800%	11/21/46	1,000	1,021
	McDonald's Corp.	6.300%	3/1/38	21,940	28,554
	NIKE Inc.	3.625%	5/1/43	30,604	29,905
	NIKE Inc.	3.875%	11/1/45	25,000	25,348
	NIKE Inc.	3.375%	11/1/46	13,090	12,147
	Starbucks Corp.	4.300%	6/15/45	500	544
	Target Corp.	7.000%	1/15/38	1,100	1,563
	Target Corp.	4.000%	7/1/42	500	506
	Target Corp.	3.625%	4/15/46	24,700	23,312
	Visa Inc.	4.150%	12/14/35	23,915	25,926
	Visa Inc.	4.300%	12/14/45	49,350	54,026

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	7.550%	2/15/30	25,800	37,855
	Wal-Mart Stores Inc.	5.250%	9/1/35	3,500	4,281
	Wal-Mart Stores Inc.	6.200%	4/15/38	65,163	88,873
	Wal-Mart Stores Inc.	5.625%	4/1/40	10,890	14,020
	Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	23,631
	Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	20,266
	Wal-Mart Stores Inc.	5.625%	4/15/41	81,682	106,134
	Wal-Mart Stores Inc.	4.000%	4/11/43	10,400	10,996
	Wal-Mart Stores Inc.	4.300%	4/22/44	1,000	1,111
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,500	1,575
	Consumer Noncyclical (14.0%)
	Abbott Laboratories	4.750%	11/30/36	1,000	1,097
	Abbott Laboratories	4.900%	11/30/46	500	553
	Altria Group Inc.	4.250%	8/9/42	7,100	7,228
	Altria Group Inc.	4.500%	5/2/43	3,880	4,103
	Altria Group Inc.	5.375%	1/31/44	51,590	60,995
	Altria Group Inc.	3.875%	9/16/46	36,370	34,723
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	491
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	107,455	118,946
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,093	16,974
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	232,430	261,467
7	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	200	277
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	29,415	46,146
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	14,142
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	28,995	27,928
6	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	34,215	36,156
	Archer-Daniels-Midland Co.	4.535%	3/26/42	1,500	1,656
	Ascension Health	3.945%	11/15/46	8,185	8,402
4	Ascension Health	4.847%	11/15/53	8,855	10,163
	AstraZeneca plc	6.450%	9/15/37	39,100	52,292
	AstraZeneca plc	4.375%	11/16/45	10,985	11,658
	Bristol-Myers Squibb Co.	4.500%	3/1/44	17,500	19,369
	Cardinal Health Inc.	3.410%	6/15/27	8,775	8,834
	Cardinal Health Inc.	4.368%	6/15/47	3,580	3,723
6	Cargill Inc.	4.760%	11/23/45	41,199	47,206
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	17,365
	Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	522
	City of Hope	5.623%	11/15/43	13,480	16,703
	Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	6,894	7,192
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,385
	Colgate-Palmolive Co.	3.700%	8/1/47	20,240	19,794
	Constellation Brands Inc.	4.500%	5/9/47	4,850	5,038
	Dignity Health California GO	4.500%	11/1/42	19,865	19,014
	Dignity Health California GO	5.267%	11/1/64	8,650	9,142
	Eli Lilly & Co.	3.700%	3/1/45	17,130	17,030
	Estee Lauder Cos. Inc.	4.375%	6/15/45	750	804
	Estee Lauder Cos. Inc.	4.150%	3/15/47	900	935
	Express Scripts Holding Co.	6.125%	11/15/41	2,000	2,409
	Express Scripts Holding Co.	4.800%	7/15/46	1,000	1,046
	Gilead Sciences Inc.	4.600%	9/1/35	15,025	16,351
	Gilead Sciences Inc.	4.000%	9/1/36	20,000	20,364
	Gilead Sciences Inc.	5.650%	12/1/41	22,607	27,634
	Gilead Sciences Inc.	4.800%	4/1/44	16,560	18,245
	Gilead Sciences Inc.	4.500%	2/1/45	27,930	29,743
	Gilead Sciences Inc.	4.750%	3/1/46	16,920	18,597
	Gilead Sciences Inc.	4.150%	3/1/47	20,235	20,393
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	18,016
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	54,866
	Johnson & Johnson	3.550%	3/1/36	47,310	48,583
	Johnson & Johnson	3.625%	3/3/37	45,415	46,972
	Johnson & Johnson	5.950%	8/15/37	1,462	1,958
	Johnson & Johnson	4.500%	12/5/43	5,725	6,561
	Johnson & Johnson	3.700%	3/1/46	24,295	25,016

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Johnson & Johnson	3.750%	3/3/47	10,000	10,319
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,365	14,276
	Kaiser Foundation Hospitals	4.150%	5/1/47	25,225	26,585
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	6,752
	Kroger Co.	3.700%	8/1/27	315	316
4	Mayo Clinic	3.774%	11/15/43	12,595	12,514
	Medtronic Inc.	4.375%	3/15/35	42,113	46,726
	Medtronic Inc.	6.500%	3/15/39	21,200	28,730
	Medtronic Inc.	5.550%	3/15/40	3,100	3,793
	Medtronic Inc.	4.500%	3/15/42	9,000	9,934
	Medtronic Inc.	4.625%	3/15/44	2,000	2,252
	Medtronic Inc.	4.625%	3/15/45	74,425	84,534
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	13,405	15,313
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	355	357
	Merck & Co. Inc.	3.600%	9/15/42	9,067	8,884
	Merck & Co. Inc.	4.150%	5/18/43	6,880	7,387
	Merck & Co. Inc.	3.700%	2/10/45	60,720	60,991
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	19,849
	New York & Presbyterian Hospital	4.063%	8/1/56	3,000	2,936
	New York & Presbyterian Hospital	4.763%	8/1/16	10,000	9,355
	Newell Brands Inc.	5.375%	4/1/36	750	876
	Newell Brands Inc.	5.500%	4/1/46	400	478
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	8,265	8,892
	Northwell Healthcare Inc.	3.979%	11/1/46	2,000	1,921
	Novartis Capital Corp.	3.700%	9/21/42	2,000	1,999
	Novartis Capital Corp.	4.400%	5/6/44	24,840	27,713
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,206
	PepsiCo Inc.	5.500%	1/15/40	21,595	26,865
	PepsiCo Inc.	4.875%	11/1/40	10,375	12,044
	PepsiCo Inc.	4.000%	3/5/42	16,372	16,749
	PepsiCo Inc.	3.600%	8/13/42	1,000	963
	PepsiCo Inc.	4.450%	4/14/46	20,000	21,947
	PepsiCo Inc.	3.450%	10/6/46	21,320	20,212
	PepsiCo Inc.	4.000%	5/2/47	24,450	25,165
6	Pernod Ricard SA	5.500%	1/15/42	3,200	3,793
	Pfizer Inc.	7.200%	3/15/39	33,762	51,146
	Pfizer Inc.	4.300%	6/15/43	7,780	8,438
	Pfizer Inc.	4.400%	5/15/44	8,615	9,503
	Pfizer Inc.	4.125%	12/15/46	19,838	21,177
	Philip Morris International Inc.	6.375%	5/16/38	34,215	44,951
	Philip Morris International Inc.	4.500%	3/20/42	5,000	5,329
	Philip Morris International Inc.	3.875%	8/21/42	4,620	4,498
	Philip Morris International Inc.	4.125%	3/4/43	20,170	20,300
	Philip Morris International Inc.	4.875%	11/15/43	22,455	25,300
	Philip Morris International Inc.	4.250%	11/10/44	50,495	52,201
4	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	5,675	5,404
6	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	21,804
6	SC Johnson & Son Inc.	4.750%	10/15/46	10,285	11,695
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,107
	Wyeth LLC	6.500%	2/1/34	1,310	1,761
	Wyeth LLC	6.000%	2/15/36	4,392	5,728
	Wyeth LLC	5.950%	4/1/37	67,685	89,568
	Energy (4.4%)
	Anadarko Petroleum Corp.	6.600%	3/15/46	1,000	1,234
	BP Capital Markets plc	3.723%	11/28/28	30,135	31,275
	Canadian Natural Resources Ltd.	7.200%	1/15/32	820	1,021
	Canadian Natural Resources Ltd.	6.250%	3/15/38	9,260	11,045
	Canadian Natural Resources Ltd.	4.950%	6/1/47	8,570	8,948
	Cenovus Energy Inc.	4.450%	9/15/42	1,000	841
	ConocoPhillips	7.000%	3/30/29	10,850	13,663
	ConocoPhillips	5.900%	10/15/32	1,400	1,678
	ConocoPhillips	6.500%	2/1/39	57,556	76,136

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,844
	ConocoPhillips Co.	4.150%	11/15/34	1,500	1,518
	ConocoPhillips Co.	4.300%	11/15/44	15,800	16,226
	ConocoPhillips Co.	5.950%	3/15/46	31,155	39,911
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,575	1,692
	Energy Transfer LP	6.050%	6/1/41	780	828
	Exxon Mobil Corp.	3.567%	3/6/45	12,625	12,267
	Exxon Mobil Corp.	4.114%	3/1/46	30,770	32,681
	Halliburton Co.	5.000%	11/15/45	13,485	14,593
	Hess Corp.	5.800%	4/1/47	17,715	17,981
	Kinder Morgan Inc.	7.800%	8/1/31	150	192
	Kinder Morgan Inc.	7.750%	1/15/32	205	262
	Marathon Oil Corp.	5.200%	6/1/45	1,500	1,490
	National Oilwell Varco Inc.	3.950%	12/1/42	1,000	832
	Occidental Petroleum Corp.	4.625%	6/15/45	1,750	1,894
	Occidental Petroleum Corp.	4.400%	4/15/46	22,385	23,534
	Petro-Canada	6.800%	5/15/38	19,388	25,489
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	730	811
	Shell International Finance BV	4.125%	5/11/35	30,515	32,149
	Shell International Finance BV	6.375%	12/15/38	4,300	5,772
	Shell International Finance BV	5.500%	3/25/40	21,455	26,143
	Shell International Finance BV	4.550%	8/12/43	18,590	20,169
	Shell International Finance BV	4.375%	5/11/45	53,555	57,083
	Shell International Finance BV	4.000%	5/10/46	28,650	29,039
	Shell International Finance BV	3.750%	9/12/46	42,920	41,509
	Spectra Energy Partners LP	5.950%	9/25/43	4,685	5,526
	Spectra Energy Partners LP	4.500%	3/15/45	1,515	1,516
	Suncor Energy Inc.	5.950%	12/1/34	25,000	30,171
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	49
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	195	247
	Tosco Corp.	7.800%	1/1/27	1,500	1,935
	Tosco Corp.	8.125%	2/15/30	20,000	27,663
	TransCanada PipeLines Ltd.	4.625%	3/1/34	9,500	10,379
	TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	7,158
	TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	54,162
	TransCanada PipeLines Ltd.	6.100%	6/1/40	900	1,161
	TransCanada PipeLines Ltd.	5.000%	10/16/43	6,000	6,868
	Other Industrial (0.4%)
	Dartmouth College New Hampshire GO	3.474%	6/1/46	5,360	5,360
4	Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	27,363
	Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,415
	Massachusetts Institute of Technology GO	3.885%	7/1/16	18,335	16,462
6	President & Fellows of Harvard College Massachusetts
	GO	6.500%	1/15/39	3,865	5,571
	Technology (8.7%)
	Apple Inc.	3.200%	5/11/27	7,620	7,704
	Apple Inc.	4.500%	2/23/36	2,000	2,255
	Apple Inc.	3.850%	5/4/43	34,955	34,930
	Apple Inc.	4.450%	5/6/44	1,250	1,376
	Apple Inc.	3.450%	2/9/45	40,860	38,207
	Apple Inc.	4.375%	5/13/45	39,930	43,241
	Apple Inc.	4.650%	2/23/46	55,280	62,340
	Apple Inc.	3.850%	8/4/46	34,420	34,396
	Apple Inc.	4.250%	2/9/47	39,230	41,727
	Applied Materials Inc.	5.100%	10/1/35	100	118
	Applied Materials Inc.	5.850%	6/15/41	6,695	8,571
	Applied Materials Inc.	4.350%	4/1/47	23,945	25,591
6	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	30,750	31,519
	Cisco Systems Inc.	5.900%	2/15/39	36,425	47,325
	Cisco Systems Inc.	5.500%	1/15/40	6,168	7,695
	Intel Corp.	4.800%	10/1/41	23,180	26,448
	Intel Corp.	4.250%	12/15/42	2,000	2,124
	Intel Corp.	4.900%	7/29/45	38,105	44,388

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Intel Corp.	4.100%	5/19/46	29,605	30,654
	Intel Corp.	4.100%	5/11/47	31,860	33,124
	International Business Machines Corp.	4.000%	6/20/42	13,900	13,978
	International Business Machines Corp.	4.700%	2/19/46	10,000	11,177
	Microsoft Corp.	3.500%	2/12/35	7,835	7,944
	Microsoft Corp.	3.450%	8/8/36	32,325	32,396
	Microsoft Corp.	4.100%	2/6/37	46,065	49,515
	Microsoft Corp.	4.500%	10/1/40	1,900	2,130
	Microsoft Corp.	5.300%	2/8/41	1,500	1,874
	Microsoft Corp.	3.500%	11/15/42	1,750	1,708
	Microsoft Corp.	3.750%	5/1/43	10,000	9,993
	Microsoft Corp.	4.875%	12/15/43	500	584
	Microsoft Corp.	3.750%	2/12/45	74,350	74,425
	Microsoft Corp.	4.450%	11/3/45	70,670	78,397
	Microsoft Corp.	3.700%	8/8/46	69,030	68,373
	Microsoft Corp.	4.250%	2/6/47	56,020	60,846
	Microsoft Corp.	4.000%	2/12/55	10,075	10,205
	Microsoft Corp.	4.750%	11/3/55	50,365	58,233
	Microsoft Corp.	3.950%	8/8/56	46,076	46,684
	Microsoft Corp.	4.500%	2/6/57	6,500	7,220
	Oracle Corp.	3.850%	7/15/36	7,250	7,513
	Oracle Corp.	6.500%	4/15/38	35,400	48,611
	Oracle Corp.	6.125%	7/8/39	12,129	16,095
	Oracle Corp.	5.375%	7/15/40	43,160	52,800
	Oracle Corp.	4.125%	5/15/45	23,450	24,242
	Oracle Corp.	4.000%	7/15/46	70,945	72,118
	Oracle Corp.	4.375%	5/15/55	25,000	26,594
	QUALCOMM Inc.	3.250%	5/20/27	1,535	1,540
	QUALCOMM Inc.	4.650%	5/20/35	8,950	9,873
	QUALCOMM Inc.	4.800%	5/20/45	500	552
	QUALCOMM Inc.	4.300%	5/20/47	42,540	43,741
	Tyco Electronics Group SA	7.125%	10/1/37	805	1,113
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,229
	Transportation (2.3%)
6	Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	700	698
6	Air Canada	7.750%	4/15/21	180	207
4	American Airlines 2017-2 Class A Pass Through Trust	3.600%	10/15/29	315	315
4	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	315	315
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	3,728	5,336
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	18,911
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	7,033
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,630
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	26,764
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	31,150	33,743
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	12,184
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,394
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	24,560	28,679
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	47,864
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	12,931
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	9,265	9,437
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	12,499
	FedEx Corp.	4.550%	4/1/46	15,000	15,911
	Union Pacific Corp.	3.375%	2/1/35	10,998	10,828
	Union Pacific Corp.	4.050%	3/1/46	10,045	10,455
	Union Pacific Corp.	4.000%	4/15/47	22,000	22,922
	Union Pacific Corp.	3.799%	10/1/51	28,550	28,039
	Union Pacific Corp.	4.375%	11/15/65	21,990	23,577
	United Parcel Service Inc.	6.200%	1/15/38	8,700	11,719
	United Parcel Service Inc.	4.875%	11/15/40	2,700	3,214
	United Parcel Service Inc.	3.625%	10/1/42	5,820	5,726
					6,865,042

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (13.7%)
Electric (13.7%)
AEP Transmission Co. LLC	4.000%	12/1/46	2,615	2,696
Alabama Power Co.	6.000%	3/1/39	4,875	6,181
Alabama Power Co.	5.500%	3/15/41	26,943	32,048
Alabama Power Co.	5.200%	6/1/41	15,000	17,483
Alabama Power Co.	3.750%	3/1/45	22,325	22,157
Appalachian Power Co.	6.700%	8/15/37	35,900	47,854
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,620
Berkshire Hathaway Energy Co.	6.125%	4/1/36	16,300	21,279
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,811
Berkshire Hathaway Energy Co.	5.150%	11/15/43	12,000	14,208
Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	47,933
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,175	13,642
Commonwealth Edison Co.	5.900%	3/15/36	2,450	3,108
Commonwealth Edison Co.	3.800%	10/1/42	20,805	20,824
Commonwealth Edison Co.	4.600%	8/15/43	12,560	14,069
Commonwealth Edison Co.	4.700%	1/15/44	15,955	18,210
Commonwealth Edison Co.	3.700%	3/1/45	13,990	13,813
Commonwealth Edison Co.	3.650%	6/15/46	5,725	5,630
Connecticut Light & Power Co.	6.350%	6/1/36	14,500	19,066
Connecticut Light & Power Co.	4.300%	4/15/44	940	989
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	9,065
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	827
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,512
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	13,742
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	18,153
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	7,729	9,556
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	10,153
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,828	11,438
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	11,310
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	49,600	55,198
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	7,087
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,365	9,384
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	24,345	25,966
Consumers Energy Co.	4.100%	11/15/45	1,500	1,556
Dominion Energy Inc.	4.700%	12/1/44	16,000	17,446
DTE Electric Co.	6.625%	6/1/36	860	1,151
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,999
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	66,440
Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	6,062
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	17,556
Duke Energy Carolinas LLC	4.000%	9/30/42	41,047	42,748
Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	5,804
Duke Energy Florida LLC	6.350%	9/15/37	800	1,085
Duke Energy Florida LLC	5.650%	4/1/40	11,860	15,059
Duke Energy Florida LLC	3.400%	10/1/46	11,850	11,190
Duke Energy Indiana LLC	6.120%	10/15/35	2,723	3,516
Duke Energy Indiana LLC	6.350%	8/15/38	818	1,103
Duke Energy Indiana LLC	6.450%	4/1/39	10,485	14,306
Duke Energy Indiana LLC	4.200%	3/15/42	14,700	15,148
Duke Energy Indiana LLC	4.900%	7/15/43	28,610	33,283
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,686
Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,364
Duke Energy Progress LLC	4.100%	3/15/43	13,500	13,970
Duke Energy Progress LLC	4.150%	12/1/44	10,000	10,532
Duke Energy Progress LLC	4.200%	8/15/45	17,560	18,942
Duke Energy Progress LLC	3.700%	10/15/46	17,000	16,867
Emera US Finance LP	4.750%	6/15/46	1,030	1,103
6 Enel Finance International NV	4.750%	5/25/47	1,455	1,551
Entergy Louisiana LLC	3.120%	9/1/27	340	342
Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,139
FirstEnergy Corp.	4.850%	7/15/47	14,785	15,153
Florida Power & Light Co.	5.960%	4/1/39	16,100	20,992

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	5.690%	3/1/40	700	894
	Florida Power & Light Co.	5.250%	2/1/41	21,662	26,537
	Florida Power & Light Co.	4.125%	2/1/42	9,000	9,592
	Florida Power & Light Co.	3.800%	12/15/42	26,975	27,353
	Florida Power & Light Co.	4.050%	10/1/44	10,825	11,424
	Georgia Power Co.	5.950%	2/1/39	21,562	26,961
	Georgia Power Co.	5.400%	6/1/40	6,390	7,630
	Georgia Power Co.	4.750%	9/1/40	17,750	19,646
	Georgia Power Co.	4.300%	3/15/42	8,373	8,758
4	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	21,888	24,037
	Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,196
	Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,117
6	Massachusetts Electric Co.	4.004%	8/15/46	10,890	10,890
	MidAmerican Energy Co.	5.800%	10/15/36	500	623
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	31,837
	MidAmerican Energy Co.	4.250%	5/1/46	3,895	4,204
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,725	4,040
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	35,001	37,496
	Nevada Power Co.	6.650%	4/1/36	5,830	7,816
	Nevada Power Co.	5.375%	9/15/40	18,230	21,306
	Nevada Power Co.	5.450%	5/15/41	25,120	29,922
	Northern States Power Co.	6.200%	7/1/37	27,900	37,002
	Northern States Power Co.	5.350%	11/1/39	800	976
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	534
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,300	1,812
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,500	2,203
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,500	1,803
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	11,755	12,999
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	25,000	24,769
	Pacific Gas & Electric Co.	6.050%	3/1/34	45,141	58,367
	Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,696
	Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,948
	Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	47,921
	Pacific Gas & Electric Co.	5.400%	1/15/40	19,495	24,063
	Pacific Gas & Electric Co.	4.500%	12/15/41	700	756
	Pacific Gas & Electric Co.	4.750%	2/15/44	23,305	26,586
	Pacific Gas & Electric Co.	4.000%	12/1/46	12,440	12,868
	PacifiCorp	5.250%	6/15/35	1,301	1,540
	PacifiCorp	6.100%	8/1/36	15,000	19,232
	PacifiCorp	6.250%	10/15/37	7,815	10,466
	PacifiCorp	6.350%	7/15/38	36,000	47,961
	PacifiCorp	6.000%	1/15/39	32,296	42,068
	PacifiCorp	4.100%	2/1/42	22,570	23,555
	PECO Energy Co.	4.800%	10/15/43	15,530	17,883
	Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,668
	Potomac Electric Power Co.	7.900%	12/15/38	150	225
	Potomac Electric Power Co.	4.150%	3/15/43	2,000	2,133
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	14,554
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,490
	Public Service Co. of Colorado	3.600%	9/15/42	15,055	14,728
	Public Service Electric & Gas Co.	3.650%	9/1/42	21,083	20,864
	Puget Sound Energy Inc.	5.483%	6/1/35	200	239
	Puget Sound Energy Inc.	6.274%	3/15/37	500	643
	Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,395
	Puget Sound Energy Inc.	5.795%	3/15/40	18,130	22,899
	Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,372
	Puget Sound Energy Inc.	4.300%	5/20/45	400	432
	San Diego Gas & Electric Co.	3.950%	11/15/41	3,400	3,430
	South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	43,925
	South Carolina Electric & Gas Co.	6.050%	1/15/38	12,675	15,664
	South Carolina Electric & Gas Co.	5.450%	2/1/41	300	354
	South Carolina Electric & Gas Co.	4.350%	2/1/42	32,687	33,717
	South Carolina Electric & Gas Co.	4.600%	6/15/43	390	419
	South Carolina Electric & Gas Co.	4.100%	6/15/46	9,390	9,690

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	20,034
	Southern California Edison Co.	6.000%	1/15/34	19,095	24,377
	Southern California Edison Co.	5.950%	2/1/38	16,100	21,014
	Southern California Edison Co.	6.050%	3/15/39	845	1,124
	Southern California Edison Co.	4.500%	9/1/40	12,000	13,334
	Southern California Edison Co.	3.900%	12/1/41	500	509
	Southern California Edison Co.	4.050%	3/15/42	800	838
	Southern California Edison Co.	3.900%	3/15/43	18,480	19,106
	Southern California Edison Co.	4.650%	10/1/43	27,150	31,478
	Southern Co.	4.400%	7/1/46	19,595	20,446
	Southwestern Public Service Co.	4.500%	8/15/41	24,055	26,556
	Tampa Electric Co.	6.150%	5/15/37	32,050	39,874
	Tampa Electric Co.	4.100%	6/15/42	1,010	1,009
	Virginia Electric & Power Co.	6.000%	5/15/37	57,330	73,503
	Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,658
	Virginia Electric & Power Co.	4.000%	11/15/46	8,725	9,009
	Westar Energy Inc.	4.125%	3/1/42	1,175	1,218
	Westar Energy Inc.	4.625%	9/1/43	1,300	1,417
	Wisconsin Electric Power Co.	5.625%	5/15/33	550	664
	Natural Gas (0.0%)
	Atmos Energy Corp.	4.150%	1/15/43	1,500	1,577
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	940	1,148
	Southern California Gas Co.	5.125%	11/15/40	1,922	2,262
	Southwest Gas Corp.	3.800%	9/29/46	2,115	2,031
	Other Utility (0.0%)
	American Water Capital Corp.	6.593%	10/15/37	1,000	1,365

					2,147,784

Total Corporate Bonds (Cost $10,740,108)					11,893,400

Sovereign Bonds (1.4%)
	Arab Republic of Egypt	8.500%	1/31/47	600	652
4	Argentine Republic	8.750%	5/7/24	325	368
4	Argentine Republic	2.500%	12/31/38	100	64
	Argentine Republic	7.125%	6/28/17	725	658
7	Banque Centrale de Tunisie SA	5.625%	2/17/24	220	264
6	Banque Ouest Africaine de Developpement	5.000%	7/27/27	1,786	1,788
	Bermuda	4.854%	2/6/24	1,280	1,387
6	CDP Financial Inc.	5.600%	11/25/39	1,500	1,922
6	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	875
	Dominican Republic	5.950%	1/25/27	240	256
	Federative Republic of Brazil	6.000%	4/7/26	693	761
	Federative Republic of Brazil	5.000%	1/27/45	300	267
6	Kuwait	3.500%	3/20/27	22,590	22,999
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,280
6	OCP SA	5.625%	4/25/24	275	296
6	OmGrid Funding Ltd.	5.196%	5/16/27	50	51
	Pertamina Persero PT	6.000%	5/3/42	650	719
6	Pertamina Persero PT	6.450%	5/30/44	300	350
	Petrobras Global Finance BV	6.250%	3/17/24	190	198
	Petrobras Global Finance BV	8.750%	5/23/26	360	423
	Petrobras Global Finance BV	7.375%	1/17/27	280	304
	Petroleos Mexicanos	5.500%	1/21/21	1,320	1,408
	Petroleos Mexicanos	4.875%	1/24/22	290	303
6	Petroleos Mexicanos	6.750%	9/21/47	1,170	1,230
	Province of Quebec	7.500%	9/15/29	11,025	15,566
	Republic of Chile	3.860%	6/21/47	35,635	36,074
4	Republic of Colombia	5.000%	6/15/45	1,425	1,439
7	Republic of Cote d'Ivoire	5.125%	6/15/25	180	217
	Republic of Guatemala	4.375%	6/5/27	250	249
6	Republic of Indonesia	6.750%	1/15/44	500	658
	Republic of Kazakhstan	4.875%	10/14/44	325	328
7	Republic of Romania	2.750%	10/29/25	500	630

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State of Israel	2.875%	3/16/26	155	155
	State of Israel	4.500%	1/30/43	12,915	13,747
6	State of Qatar	4.625%	6/2/46	14,110	14,671
	Statoil ASA	5.100%	8/17/40	16,835	19,327
	Statoil ASA	4.250%	11/23/41	10,630	10,939
	Statoil ASA	3.950%	5/15/43	38,995	38,369
	Statoil ASA	4.800%	11/8/43	18,740	21,127
	Sultanate of Oman	5.375%	3/8/27	300	311
	United Mexican States	4.000%	10/2/23	1,000	1,053
	United Mexican States	4.750%	3/8/44	475	479
	United Mexican States	4.600%	1/23/46	1,500	1,483

Total Sovereign Bonds (Cost $211,001)					216,645

Taxable Municipal Bonds (12.8%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,039
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	2,035
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	46,000	58,127
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	12,420	15,530
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	41,205	57,873
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	37,415
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,775	21,231
	California GO	7.500%	4/1/34	16,555	24,118
	California GO	7.550%	4/1/39	55,350	85,695
	California GO	7.300%	10/1/39	105,545	155,876
	California GO	7.350%	11/1/39	3,645	5,409
	California GO	7.625%	3/1/40	30,135	46,504
	California GO	7.600%	11/1/40	70,320	109,996
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.361%	10/1/34	1,200	1,791
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	21,046
	Chicago IL Transit Authority Sales Tax Receipts
	Revenue	6.200%	12/1/40	1,080	1,317
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	31,590	40,783
	Chicago Transit Authority	6.899%	12/1/40	10,115	13,058
	Clark County NV Airport System Revenue	6.820%	7/1/45	5,700	8,255
	Commonwealth Financing Authority	4.144%	6/1/38	17,060	17,964
8	Commonwealth Financing Authority Pennsylvania
	Revenue	5.197%	6/1/26	19,975	22,386
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	266
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.814%	10/1/14	2,000	2,119
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	40,026
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,146
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,135	50,567
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,000	2,553
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	1,500	1,787
	Houston TX GO	6.290%	3/1/32	22,640	27,013
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	17,400	22,148
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,712
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	22,745	25,332
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	400	513
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	1,200	1,516

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	31,480	46,130
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,900	2,826
	Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	24,056
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,545	12,171
	Los Angeles CA Unified School District GO	6.758%	7/1/34	61,235	84,976
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,981
9	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	20,377	25,014
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	43,354	65,555
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	54,700	79,976
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,936
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	18,210	24,821
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,569
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.282%	6/15/42	700	785
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	32,580	44,727
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,875	3,577
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	99,756
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,779
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,610
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	19,595	24,158
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	2,000	2,500
	New York State GO	5.590%	3/1/35	1,000	1,238
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,471	36,844
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	14,729
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	20,786
10	Oregon School Boards Association GO	4.759%	6/30/28	10,000	11,088
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	26,205
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,250	19,442
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	27,085
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,396
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	10,001
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	29,734
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,940	39,696
	President & Fellows of Harvard College Massachusetts
	GO	3.150%	7/15/46	17,450	16,888
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,154
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,601
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,537
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	800	885
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,400	2,041
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	500	587
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,690	4,361
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	35,147
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,695	11,869
	University of California Revenue	4.601%	5/15/31	11,165	12,475
	University of California Revenue	5.770%	5/15/43	5,155	6,608

89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	4.765%	5/15/44	9,290	9,822
University of California Revenue	3.931%	5/15/45	17,840	18,390
University of California Revenue	4.858%	5/15/12	31,025	32,393
University of California Revenue	4.767%	5/15/15	14,875	15,244
University of North Carolina University System
Revenue	3.327%	12/1/36	9,715	9,675
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	11,500	14,137
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	8,915	10,414
Washington GO	5.481%	8/1/39	900	1,136
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	3,500	3,557
8 Wisconsin GO	5.700%	5/1/26	2,300	2,671

Total Taxable Municipal Bonds (Cost $1,655,362)				2,006,885

			Shares

Temporary Cash Investments (2.6%)
Money Market Fund (0.7%)
11 Vanguard Market Liquidity Fund	1.217%		1,161,999	116,223

			Face
			Amount
			($000)
Repurchase Agreements (1.9%)
Bank of America Securities, LLC (Dated 7/31/17,
Repurchase Value $9,500,000, collateralized by
Government National Mortgage Assn. 4.067%,
6/20/67, with a value of $9,690,000)	1.050%	8/1/17	9,500	9,500
Bank of Montreal (Dated 7/31/17, Repurchase Value
$40,001,000, collateralized by U.S. Treasury
Note/Bond 0.750%-4.375%, 1/31/18-8/15/43, with a
value of $40,800,000)	1.030%	8/1/17	40,000	40,000
Barclays Capital Inc.(Dated 7/31/17, Repurchase Value
$71,402,000, collateralized by U.S. Treasury
Note/Bond 0.750%-3.375%, 1/31/18-5/15/46, with a
value of $72,828,000)	1.020%	8/1/17	71,400	71,400
Citigroup Global Markets Inc.(Dated 7/31/17,
Repurchase Value $112,803,000, collateralized by
U.S. Treasury Note/Bond 0.625%-3.625%, 9/30/17-
8/15/43, with a value of $115,056,000)	1.040%	8/1/17	112,800	112,800
RBC Capital Markets LLC (Dated 7/31/17, Repurchase
Value $20,901,000, collateralized by Federal Home
Loan Mortgage Corp. 2.890%-4.000%, 9/1/37-6/1/47,
and Federal National Mortgage Assn. 2.264%-
4.000%, 2/1/30-6/1/47, with a value of $21,318,000)	1.030%	8/1/17	20,900	20,900
Wells Fargo & Co. (Dated 7/31/17, Repurchase Value
$43,501,000, collateralized by Federal Home Loan
Mortgage Corp. 3.000%, 6/1/32, and Federal National
Mortgage Assn. 3.000%-4.000%, 2/1/37-4/1/47, with
a value of $44,370,000)	1.060%	8/1/17	43,500	43,500

				298,100

Total Temporary Cash Investments (Cost $414,311)				414,323

	90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
July 31, 2017

			Notional	Market
		Expiration	Amount	Value
	Counterparty	Date	($000)	($000)

Credit Default Swaptions Purchased (0.0%)
Put Swaptions on CDX-NA-IG-S28-V1 5-Year Index,
Strike: 60%	GSCM	9/20/17	6,350	9

Total Credit Default Swaptions Purchased (Cost $7)				9
Total Investments (99.6%) (Cost $14,096,839)				15,619,637

			Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.00		8/25/2017	10	(4)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		9/22/2017	10	(2)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00		8/25/2017	10	(1)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		9/22/2017	10	(7)

Total Liability for Options Written (Premiums Received $16)				(14)
Other Assets and Liabilities—Net (0.4%)[2]				56,881

Net Assets (100%)				15,676,504

*Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.
1 Securities with a value of $43,569,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $5,729,000 and cash of $2,509,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $538,374,000, representing 3.4% of net assets.
7 Face amount denominated in euro.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits

91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (4.1%)
U.S. Government Securities (4.1%)
	United States Treasury Note/Bond	0.625%	8/31/17	245,540	245,425
1	United States Treasury Note/Bond	0.625%	11/30/17	235,140	234,773
2	United States Treasury Note/Bond	0.750%	2/28/18	250,000	249,415
	United States Treasury Note/Bond	1.000%	5/31/18	256,325	255,843

Total U.S. Government and Agency Obligations (Cost $985,845)					985,456

Corporate Bonds (91.6%)
Finance (9.1%)
	Banking (1.2%)
	Ally Financial Inc.	4.625%	5/19/22	3,595	3,761
	Ally Financial Inc.	5.125%	9/30/24	16,315	17,375
	Ally Financial Inc.	4.625%	3/30/25	30,420	31,371
	Ally Financial Inc.	5.750%	11/20/25	9,080	9,716
	Ally Financial Inc.	8.000%	11/1/31	7,355	9,129
3,4	Credit Suisse AG	6.250%	12/31/50	75,070	80,513
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	58,325
4	UBS Group AG	6.875%	12/31/49	74,390	80,155
	Finance Companies (5.1%)
4,5	AerCap Global Aviation Trust	6.500%	6/15/45	121,250	131,253
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,081
	Aircastle Ltd.	5.500%	2/15/22	25,900	28,004
	Aircastle Ltd.	5.000%	4/1/23	41,450	44,144
	Aircastle Ltd.	4.125%	5/1/24	46,230	47,328
5	CIT Group Inc.	5.500%	2/15/19	21,320	22,359
	CIT Group Inc.	3.875%	2/19/19	33,380	34,173
	CIT Group Inc.	5.375%	5/15/20	83,950	90,561
	CIT Group Inc.	5.000%	8/15/22	36,429	39,298
6	Homer City Generation LP	8.734%	10/1/26	115,318	39,208
	Navient Corp.	8.000%	3/25/20	63,325	70,212
	Navient Corp.	5.875%	3/25/21	5,000	5,286
	Navient Corp.	6.625%	7/26/21	13,400	14,417
	Navient Corp.	7.250%	1/25/22	43,900	48,524
	Navient Corp.	6.500%	6/15/22	107,700	114,987
	Navient Corp.	5.500%	1/25/23	38,420	39,316
	Navient Corp.	7.250%	9/25/23	24,615	26,915
	Navient Corp.	6.750%	6/25/25	131,465	138,119
5	OneMain Financial Holdings LLC	6.750%	12/15/19	9,560	10,014
5	Park Aerospace Holdings Ltd.	5.250%	8/15/22	46,800	47,684
5	Park Aerospace Holdings Ltd.	5.500%	2/15/24	63,095	64,193
	Springleaf Finance Corp.	5.250%	12/15/19	6,995	7,292
	Springleaf Finance Corp.	6.000%	6/1/20	2,132	2,236
	Springleaf Finance Corp.	8.250%	12/15/20	65,995	74,244
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	77,828
	Springleaf Finance Corp.	6.125%	5/15/22	13,610	14,376
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	19,257
	Insurance (1.8%)
	Genworth Holdings Inc.	7.700%	6/15/20	9,600	9,408
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	26,614
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	24,230
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	41,523
	Genworth Holdings Inc.	4.800%	2/15/24	7,335	6,070
5	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	73,488
	LifePoint Health Inc.	5.875%	12/1/23	54,045	57,423
	MGIC Investment Corp.	5.750%	8/15/23	24,695	26,856
	Radian Group Inc.	5.250%	6/15/20	9,705	10,251
	Radian Group Inc.	7.000%	3/15/21	56,505	63,003
4	Voya Financial Inc.	5.650%	5/15/53	87,753	94,334
	Other Finance (0.5%)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	5,072
	CNO Financial Group Inc.	5.250%	5/30/25	60,468	64,550

92

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	Lincoln Finance Ltd.	6.875%	4/15/21	8,805	11,159
5	Lincoln Finance Ltd.	7.375%	4/15/21	15,975	16,995
	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.500%	7/1/21	22,763	23,275
	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	78,105	81,132
	Felcor Lodging LP	6.000%	6/1/25	38,140	41,000
					2,219,037
Industrial (81.0%)
	Basic Industry (7.7%)
	AK Steel Corp.	7.625%	10/1/21	9,925	10,334
	AK Steel Corp.	7.500%	7/15/23	79,875	87,463
	AK Steel Corp.	7.000%	3/15/27	67,010	70,109
5	Alliance Resource Operating Partners LP / Alliance
	Resource Finance Corp.	7.500%	5/1/25	13,640	14,458
5	Anglo American Capital plc	3.625%	5/14/20	23,510	24,098
5	Anglo American Capital plc	4.125%	4/15/21	27,840	28,814
5	Anglo American Capital plc	4.125%	9/27/22	17,150	17,857
5	Anglo American Capital plc	4.875%	5/14/25	43,250	45,845
5	Anglo American Capital plc	4.750%	4/10/27	24,815	26,442
	ArcelorMittal	5.125%	6/1/20	9,600	10,188
	ArcelorMittal	6.750%	2/25/22	18,740	21,106
	ArcelorMittal	6.125%	6/1/25	21,830	24,941
5	Axalta Coating Systems LLC	4.875%	8/15/24	29,095	30,041
	Chemours Co.	6.625%	5/15/23	85,270	91,559
	Chemours Co.	7.000%	5/15/25	68,620	76,254
	Chemours Co.	5.375%	5/15/27	22,045	23,237
	Commercial Metals Co.	5.375%	7/15/27	19,735	20,524
5,7	Constellium NV	4.625%	5/15/21	3,745	4,494
5	Constellium NV	8.000%	1/15/23	51,375	54,201
5	Constellium NV	5.750%	5/15/24	34,862	33,816
5	Constellium NV	6.625%	3/1/25	78,600	79,091
5	First Quantum Minerals Ltd.	7.000%	2/15/21	56,880	59,013
5	First Quantum Minerals Ltd.	7.250%	5/15/22	47,870	49,605
5	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	22,335	23,064
5	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	21,510	22,318
	Graphic Packaging International Inc.	4.125%	8/15/24	25,860	26,701
	Hexion Inc.	6.625%	4/15/20	44,800	42,112
5	New Gold Inc.	6.250%	11/15/22	38,365	39,660
5	New Gold Inc.	6.375%	5/15/25	25,520	26,349
5	Novelis Corp.	6.250%	8/15/24	53,590	57,341
5	Novelis Corp.	5.875%	9/30/26	63,010	66,161
	Olin Corp.	5.125%	9/15/27	58,305	61,075
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	42,971
	Steel Dynamics Inc.	5.500%	10/1/24	40,885	43,747
	Steel Dynamics Inc.	5.000%	12/15/26	1,945	2,035
	Teck Resources Ltd.	3.750%	2/1/23	9,705	9,754
5	Teck Resources Ltd.	8.500%	6/1/24	46,560	54,068
	Teck Resources Ltd.	6.125%	10/1/35	7,765	8,444
	Teck Resources Ltd.	6.000%	8/15/40	6,650	7,007
	Teck Resources Ltd.	6.250%	7/15/41	21,350	23,218
	Teck Resources Ltd.	5.200%	3/1/42	4,850	4,692
	Teck Resources Ltd.	5.400%	2/1/43	48,295	47,329
	United States Steel Corp.	7.375%	4/1/20	33,106	35,920
	United States Steel Corp.	6.875%	4/1/21	18,421	18,997
5	United States Steel Corp.	8.375%	7/1/21	88,430	97,605
	United States Steel Corp.	7.500%	3/15/22	28,520	29,518
	United States Steel Corp.	6.650%	6/1/37	13,760	12,780
5	Versum Materials Inc.	5.500%	9/30/24	21,566	22,914
5,7	VWR Funding Inc.	4.625%	4/15/22	116,316	142,610
	Westlake Chemical Corp.	4.875%	5/15/23	7,245	7,481
	Capital Goods (9.1%)
5	ARD Finance SA	7.125%	9/15/23	21,790	23,397
	ARD Finance SA	7.125%	9/15/23	13,860	14,882

93

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	7.250%	5/15/24	70,023	77,375
5	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	6.000%	2/15/25	93,082	99,365
5,8	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	4.750%	7/15/27	5,520	7,355
5	Ashtead Capital Inc.	6.500%	7/15/22	28,180	29,166
	Ball Corp.	4.375%	12/15/20	27,255	28,550
7	Ball Corp.	4.375%	12/15/23	17,385	23,381
	Berry Plastics Corp.	5.500%	5/15/22	1,940	2,022
	Berry Plastics Corp.	5.125%	7/15/23	1,940	2,022
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.	6.000%	10/15/22	22,195	23,610
5	Bombardier Inc.	7.750%	3/15/20	50,000	54,500
5	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	5,535	5,639
5	Cemex Finance LLC	6.000%	4/1/24	21,210	22,536
5	Cemex SAB de CV	6.125%	5/5/25	111,200	120,513
5	Cemex SAB de CV	7.750%	4/16/26	24,265	27,844
	Clean Harbors Inc.	5.250%	8/1/20	49,963	50,650
	Clean Harbors Inc.	5.125%	6/1/21	57,864	59,021
	CNH Industrial Capital LLC	3.625%	4/15/18	27,735	27,978
	CNH Industrial Capital LLC	3.875%	7/16/18	19,095	19,334
	CNH Industrial Capital LLC	3.375%	7/15/19	8,988	9,123
	CNH Industrial Capital LLC	4.375%	11/6/20	76,545	79,894
	CNH Industrial Capital LLC	4.875%	4/1/21	38,105	40,248
	CNH Industrial Capital LLC	4.375%	4/5/22	24,170	25,409
	CNH Industrial NV	4.500%	8/15/23	107,785	114,252
	Eagle Materials Inc.	4.500%	8/1/26	6,305	6,570
5	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	133,849
5	HD Supply Inc.	5.250%	12/15/21	33,895	35,590
5	HD Supply Inc.	5.750%	4/15/24	9,300	9,963
5	Huntington Ingalls Industries Inc.	5.000%	11/15/25	12,590	13,534
5,7	Loxam SAS	4.250%	4/15/24	5,520	6,954
5,7	Loxam SAS	6.000%	4/15/25	6,480	8,309
	Masco Corp.	7.750%	8/1/29	7,679	10,254
	Masco Corp.	6.500%	8/15/32	1,562	1,922
5	Meritage Homes Corp.	5.125%	6/6/27	17,560	17,779
5	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	32,371
5	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	13,134
	PulteGroup Inc.	5.500%	3/1/26	41,055	44,083
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	31,580	32,212
9	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	25,093	25,752
5	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	52,364
5	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,862
5	Signode Industrial Group Lux SA/Signode Industrial
	Group US Inc.	6.375%	5/1/22	92,625	96,793
5	Standard Industries Inc.	5.500%	2/15/23	9,705	10,215
5	Standard Industries Inc.	5.375%	11/15/24	36,177	38,076
5	Standard Industries Inc.	6.000%	10/15/25	139,715	149,844
5	Standard Industries Inc.	5.000%	2/15/27	16,990	17,478
	TransDigm Inc.	6.000%	7/15/22	44,150	46,082
	TransDigm Inc.	6.500%	7/15/24	96,400	102,063
	United Rentals North America Inc.	7.625%	4/15/22	8,445	8,804
	United Rentals North America Inc.	6.125%	6/15/23	11,580	12,058
	United Rentals North America Inc.	4.625%	7/15/23	22,111	23,161
	United Rentals North America Inc.	5.500%	7/15/25	33,095	34,998
	United Rentals North America Inc.	5.875%	9/15/26	38,755	41,710
	United Rentals North America Inc.	5.500%	5/15/27	76,330	80,528
	United Rentals North America Inc.	4.875%	1/15/28	60,445	60,596
5	USG Corp.	5.500%	3/1/25	8,590	9,170
5	USG Corp.	4.875%	6/1/27	16,420	16,913

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (21.6%)
5	Altice Financing SA	6.625%	2/15/23	58,671	62,191
5	Altice Luxembourg SA	7.625%	2/15/25	40,000	43,750
5	Altice US Finance I Corp.	5.500%	5/15/26	83,145	87,926
5	Bankrate Inc.	6.125%	8/15/18	12,945	13,010
	Belo Corp.	7.750%	6/1/27	6,820	7,621
	Belo Corp.	7.250%	9/15/27	20,515	23,310
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,631
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	13,030
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,875
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	101,861
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	34,788
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	5,110
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	79,205	84,056
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	50,558
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	56,250	59,766
5	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	24,255	26,044
5	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	60,601
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	44,215	51,886
5	Columbus International Inc.	7.375%	3/30/21	61,345	65,486
	CSC Holdings LLC	8.625%	2/15/19	25,520	27,944
	CSC Holdings LLC	6.750%	11/15/21	60,764	67,600
5	CSC Holdings LLC	5.500%	4/15/27	76,415	81,000
	DISH DBS Corp.	6.750%	6/1/21	152,345	167,960
	DISH DBS Corp.	5.875%	7/15/22	94,575	102,850
	DISH DBS Corp.	5.000%	3/15/23	15,135	15,703
	DISH DBS Corp.	5.875%	11/15/24	50,735	55,048
	DISH DBS Corp.	7.750%	7/1/26	61,205	73,293
	Embarq Corp.	7.995%	6/1/36	23,035	23,416
	Gannett Co. Inc.	5.125%	7/15/20	64,680	66,378
5	Gannett Co. Inc.	4.875%	9/15/21	12,990	13,363
	Gannett Co. Inc.	6.375%	10/15/23	31,721	33,545
5	Gannett Co. Inc.	5.500%	9/15/24	11,145	11,605
5	Gray Television Inc.	5.125%	10/15/24	59,942	61,141
5	Gray Television Inc.	5.875%	7/15/26	27,675	28,644
	Lamar Media Corp.	5.000%	5/1/23	33,940	35,298
	Lamar Media Corp.	5.375%	1/15/24	3,885	4,079
	Lamar Media Corp.	5.750%	2/1/26	5,740	6,228
	Level 3 Financing Inc.	5.375%	8/15/22	75,480	77,556
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,685
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	37,835
	Level 3 Financing Inc.	5.375%	1/15/24	13,050	13,703
	Level 3 Financing Inc.	5.375%	5/1/25	36,380	38,654
	Level 3 Financing Inc.	5.250%	3/15/26	48,500	51,531
	Liberty Interactive LLC	8.500%	7/15/29	42,553	47,127
	Liberty Interactive LLC	8.250%	2/1/30	126,903	138,007
	National CineMedia LLC	6.000%	4/15/22	32,455	33,307
	Netflix Inc.	5.500%	2/15/22	30,950	33,581
	Netflix Inc.	5.875%	2/15/25	96,935	108,567
5	Netflix Inc.	4.375%	11/15/26	46,905	47,374
5	Numericable Group SA	6.000%	5/15/22	47,955	49,993
5	Numericable-SFR SA	7.375%	5/1/26	51,640	55,965
	Quebecor Media Inc.	5.750%	1/15/23	79,855	86,243
	Qwest Corp.	6.875%	9/15/33	25,162	24,942
	SBA Communications Corp.	4.875%	7/15/22	50,220	51,978
5	SFR Group SA	6.250%	5/15/24	20,000	21,075
	Sinclair Television Group Inc.	6.125%	10/1/22	6,795	7,050
5	Sinclair Television Group Inc.	5.625%	8/1/24	6,795	7,050
5	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	94,139
5	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	56,767
5	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	11,416

95

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Sirius XM Radio Inc.	6.000%	7/15/24	38,712	41,712
5	Sirius XM Radio Inc.	5.375%	4/15/25	12,513	13,107
5	Softbank Corp.	4.500%	4/15/20	87,655	90,285
	Sprint Capital Corp.	6.875%	11/15/28	131,570	143,411
	Sprint Capital Corp.	8.750%	3/15/32	21,230	26,325
5	Sprint Communications Inc.	7.000%	3/1/20	73,700	80,333
	Sprint Communications Inc.	6.000%	11/15/22	10,595	11,204
	Sprint Corp.	7.250%	9/15/21	83,575	92,559
	Sprint Corp.	7.875%	9/15/23	275,709	312,240
	Sprint Corp.	7.125%	6/15/24	56,711	62,382
	Sprint Corp.	7.625%	2/15/25	47,755	53,844
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	110,219
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	13,928
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	36,757
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	54,474
5	Telecom Italia SpA/Milano	5.303%	5/30/24	10,000	11,000
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,285
	Time Warner Cable LLC	5.500%	9/1/41	65,846	70,480
3,10	Tribune Company Bank Loan	4.234%	12/27/20	3,709	3,721
3,10	Tribune Company Bank Loan	4.234%	1/27/24	46,233	46,377
	Tribune Media Co.	5.875%	7/15/22	64,190	67,319
5	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	27,954	29,072
5	Univision Communications Inc.	5.125%	5/15/23	17,900	18,236
5	Univision Communications Inc.	5.125%	2/15/25	200,720	201,222
4	Viacom Inc.	5.875%	2/28/57	56,080	57,482
4	Viacom Inc.	6.250%	2/28/57	37,772	38,716
	Videotron Ltd.	5.000%	7/15/22	108,654	116,124
5	Videotron Ltd.	5.375%	6/15/24	8,633	9,194
5	Virgin Media Finance plc	6.375%	4/15/23	2,550	2,674
5	Virgin Media Finance plc	6.000%	10/15/24	20,000	21,125
5	Virgin Media Secured Finance plc	5.500%	1/15/25	21,460	22,399
5	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	10,787
5	VTR Finance BV	6.875%	1/15/24	88,555	94,311
5	Wind Acquisition Finance SA	4.750%	7/15/20	68,850	69,625
5	Wind Acquisition Finance SA	7.375%	4/23/21	65,000	67,600
5	WMG Acquisition Corp.	6.750%	4/15/22	82,950	87,201
5	WMG Acquisition Corp.	5.000%	8/1/23	25,381	26,333
5	WMG Acquisition Corp.	4.875%	11/1/24	37,336	38,269
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	110,037
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	55,032	59,572
5	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	18,835	19,918
	Consumer Cyclical (8.6%)
5	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	61,725	62,034
5	Adient Global Holdings Ltd.	4.875%	8/15/26	124,787	126,659
	American Axle & Manufacturing Inc.	6.625%	10/15/22	42,625	44,117
[3,10,11] Asurion, LLC Bank Loan		0.000%	11/3/23	6,890	6,934
3,10	Bass Pro Group, LLC. Bank Loan	6.296%	12/15/23	59,435	57,748
3,10	Bass Pro Group, LLC. Bank Loan	6.296%	12/15/23	44,350	43,091
	CalAtlantic Group Inc.	5.875%	11/15/24	4,860	5,285
	CalAtlantic Group Inc.	5.250%	6/1/26	9,460	9,779
	CalAtlantic Group Inc.	5.000%	6/15/27	42,955	43,599
5	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp. / Millennium Op	5.375%	4/15/27	27,005	28,490
	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	25,675	26,959
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,284
	Dana Holding Corp.	5.500%	12/15/24	34,460	35,752
3,10	Delta Alpha Topco Bank Loan	8.004%	7/29/22	15,519	15,542
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	65,506
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	65,835	66,576
	Group 1 Automotive Inc.	5.000%	6/1/22	44,170	45,274
5	Group 1 Automotive Inc.	5.250%	12/15/23	34,460	34,503

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	GW Honos Security Corp.	8.750%	5/15/25	48,615	51,775
5	Hanesbrands Inc.	4.625%	5/15/24	24,270	24,725
5	Hanesbrands Inc.	4.875%	5/15/26	24,510	24,939
5	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	60,310	61,215
5	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.625%	4/1/25	105,130	108,941
5	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.875%	4/1/27	64,885	68,210
5	IHO Verwaltungs GmbH	4.500%	9/15/23	24,275	24,943
5	IHO Verwaltungs GmbH	4.750%	9/15/26	35,875	36,458
	KB Home	4.750%	5/15/19	17,600	18,150
	KB Home	8.000%	3/15/20	3,920	4,390
	KB Home	7.000%	12/15/21	7,810	8,767
	KB Home	7.500%	9/15/22	6,935	7,889
	KB Home	7.625%	5/15/23	41,775	46,892
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.000%	6/1/24	27,130	28,113
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.250%	6/1/26	29,156	30,832
5	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	4.750%	6/1/27	32,290	32,976
	L Brands Inc.	7.000%	5/1/20	18,505	20,356
	L Brands Inc.	6.625%	4/1/21	42,435	46,360
3,10	La Quinta Intermediate Holdings LLC Bank Loan	4.054%	4/14/21	54,798	55,157
	Lennar Corp.	4.750%	4/1/21	24,260	25,564
	Lennar Corp.	4.125%	1/15/22	35,495	36,471
	Lennar Corp.	4.875%	12/15/23	19,825	21,039
	Lennar Corp.	4.500%	4/30/24	72,365	75,079
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	43,974
	Penske Automotive Group Inc.	5.750%	10/1/22	12,930	13,318
	Penske Automotive Group Inc.	5.375%	12/1/24	37,070	37,116
	PulteGroup Inc.	5.000%	1/15/27	4,315	4,455
	Service Corp. International	5.375%	1/15/22	27,630	28,424
5	ServiceMaster Co. LLC	5.125%	11/15/24	59,355	60,839
5	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	14,987
5	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	14,987
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	10,063
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	70,587
	William Lyon Homes Inc.	7.000%	8/15/22	15,000	15,563
	William Lyon Homes Inc.	5.875%	1/31/25	48,230	49,798
5	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	53,010	54,136
5	ZF North America Capital Inc.	4.500%	4/29/22	15,355	16,104
5	ZF North America Capital Inc.	4.750%	4/29/25	61,220	64,051
	Consumer Noncyclical (11.5%)
	Alere Inc.	6.500%	6/15/20	15,925	16,184
5	Alere Inc.	6.375%	7/1/23	37,345	40,146
	Aramark Services Inc.	5.125%	1/15/24	32,435	34,381
5	Aramark Services Inc.	5.000%	4/1/25	48,595	51,511
	Aramark Services Inc.	4.750%	6/1/26	19,420	20,318
5	Change Healthcare Holdings LLC / Change Healthcare
	Finance Inc.	5.750%	3/1/25	50,755	52,405
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	32,487
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,349
	CHS/Community Health Systems Inc.	6.875%	2/1/22	173,590	148,853
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	123,045
3,5	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	67,478
5	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	92,253
5	Envision Healthcare Corp.	5.125%	7/1/22	86,215	89,017
	Envision Healthcare Corp.	5.625%	7/15/22	81,010	84,250
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,358
	HCA Inc.	6.500%	2/15/20	127,050	138,802
	HCA Inc.	5.875%	3/15/22	60,405	66,672
	HCA Inc.	4.750%	5/1/23	72,500	76,488

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCA Inc.	5.875%	5/1/23	10,000	10,900
	HCA Inc.	5.375%	2/1/25	19,375	20,634
	HCA Inc.	5.250%	4/15/25	45,000	48,825
	HCA Inc.	7.690%	6/15/25	4,510	5,243
	HCA Inc.	5.875%	2/15/26	64,000	69,760
	HCA Inc.	5.250%	6/15/26	31,895	34,486
5	inVentiv Group Holdings Inc/inVentiv Health
	Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	16,178	17,594
5	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	52,240	55,244
5	Lamb Weston Holdings Inc.	4.625%	11/1/24	34,870	36,352
5	Lamb Weston Holdings Inc.	4.875%	11/1/26	34,870	36,439
3,10	Lands' End, Inc. Bank Loan	4.483%	3/12/21	84,987	70,964
	LifePoint Health Inc.	5.375%	5/1/24	38,423	40,056
	LifePoint Hospitals Inc.	5.500%	12/1/21	42,661	44,207
5	MEDNAX Inc.	5.250%	12/1/23	19,125	19,699
5	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	57,898
5	Post Holdings Inc.	5.500%	3/1/25	27,480	28,888
5	Post Holdings Inc.	5.000%	8/15/26	108,605	111,320
5	Post Holdings Inc.	5.750%	3/1/27	22,901	24,275
5	Quintiles IMS Inc.	5.000%	10/15/26	38,285	40,104
5	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	25,263
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	15,907
	Revlon Consumer Products Corp.	6.250%	8/1/24	67,860	51,574
3,10	Revlon Consumer Products Corp. Bank Loan	4.734%	9/7/23	5,921	5,351
3,10	Revlon Consumer Products Corp. Bank Loan	4.734%	9/7/23	20,124	18,187
3,10	Revlon Consumer Products Corp. Bank Loan	4.734%	9/7/23	400	361
5	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	62,435	64,620
5	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	20,000	20,450
	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	25,002
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,487
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	43,095
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	108,343
5	Tenet Healthcare Corp.	7.500%	1/1/22	14,505	15,702
	Tenet Healthcare Corp.	8.125%	4/1/22	87,825	94,192
5	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,660
	THC Escrow Corp. II	6.750%	6/15/23	18,850	18,662
5	Valeant Pharmaceuticals International Inc.	5.375%	3/15/20	82,205	79,533
5	Valeant Pharmaceuticals International Inc.	6.375%	10/15/20	51,850	50,424
5	Valeant Pharmaceuticals International Inc.	6.500%	3/15/22	21,490	22,672
5	Valeant Pharmaceuticals International Inc.	7.000%	3/15/24	48,315	51,455
5	Vizient Inc.	10.375%	3/1/24	40,607	46,800
5	VRX Escrow Corp.	6.125%	4/15/25	73,000	62,141
	Energy (13.3%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	48,610
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	47,965
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	20,635	20,867
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	59,170	59,762
	Anadarko Petroleum Corp.	5.550%	3/15/26	4,780	5,360
	Anadarko Petroleum Corp.	6.200%	3/15/40	24,145	27,812
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,915	9,769
	Antero Resources Corp.	5.125%	12/1/22	48,330	48,934
5	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	43,385	45,175
5	Chesapeake Energy Corp.	8.000%	6/15/27	49,790	49,790
	Concho Resources Inc.	5.500%	10/1/22	85,170	87,725
	Concho Resources Inc.	5.500%	4/1/23	37,775	39,003
	Continental Resources Inc.	5.000%	9/15/22	110,959	109,849
	Continental Resources Inc.	4.500%	4/15/23	75,805	73,531
	Continental Resources Inc.	3.800%	6/1/24	16,770	15,512
	Continental Resources Inc.	4.900%	6/1/44	23,196	19,833
5	DCP Midstream LLC	9.750%	3/15/19	15,000	16,762
5	DCP Midstream LLC	5.350%	3/15/20	11,125	11,681
	DCP Midstream Operating LP	2.700%	4/1/19	19,675	19,577
5	DCP Midstream Operating LP	4.750%	9/30/21	19,999	20,549

98

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	47,058
	DCP Midstream Operating LP	3.875%	3/15/23	26,988	26,313
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	25,550
5,7	Diamond BC BV	5.625%	8/15/25	51,750	62,150
	Diamondback Energy Inc.	4.750%	11/1/24	5,895	5,954
	Diamondback Energy Inc.	5.375%	5/31/25	47,860	49,535
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,220
	Energy Transfer Equity LP	5.875%	1/15/24	57,741	62,216
	Energy Transfer Equity LP	5.500%	6/1/27	98,160	103,068
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	82,009	78,011
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	16,317	15,420
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	26,720	25,184
	Kerr-McGee Corp.	6.950%	7/1/24	32,686	38,589
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	33,637
	Laredo Petroleum Inc.	5.625%	1/15/22	69,522	70,217
	Laredo Petroleum Inc.	7.375%	5/1/22	17,860	18,485
	Laredo Petroleum Inc.	6.250%	3/15/23	70,158	72,087
	Marathon Oil Corp.	3.850%	6/1/25	39,540	39,409
	Marathon Oil Corp.	6.800%	3/15/32	8,295	9,298
	Marathon Oil Corp.	6.600%	10/1/37	9,850	11,038
	Marathon Oil Corp.	5.200%	6/1/45	13,170	13,085
	Matador Resources Co.	6.875%	4/15/23	102,250	108,385
5	MEG Energy Corp.	6.375%	1/30/23	30,650	25,669
5	MEG Energy Corp.	7.000%	3/31/24	47,348	39,299
5	MEG Energy Corp.	6.500%	1/15/25	97,700	94,036
	MPLX LP	4.875%	12/1/24	43,935	47,072
	MPLX LP	4.875%	6/1/25	87,120	93,069
	Newfield Exploration Co.	5.750%	1/30/22	10,890	11,543
	Newfield Exploration Co.	5.625%	7/1/24	13,045	13,762
5	NGPL PipeCo LLC	4.375%	8/15/22	13,995	14,380
5	NGPL PipeCo LLC	4.875%	8/15/27	16,650	17,108
5	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	47,585	48,418
5	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	6,810	6,912
	QEP Resources Inc.	6.800%	3/1/20	7,370	7,702
	QEP Resources Inc.	6.875%	3/1/21	30,605	32,059
	QEP Resources Inc.	5.375%	10/1/22	22,485	22,092
	QEP Resources Inc.	5.250%	5/1/23	42,925	41,852
	Rice Energy Inc.	7.250%	5/1/23	31,365	33,717
5	RSP Permian Inc.	5.250%	1/15/25	31,745	32,142
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	47,153
	SESI LLC	7.125%	12/15/21	14,445	14,571
	SM Energy Co.	6.500%	11/15/21	3,485	3,485
	SM Energy Co.	6.125%	11/15/22	30,015	29,415
	SM Energy Co.	6.500%	1/1/23	2,525	2,512
	SM Energy Co.	5.000%	1/15/24	69,110	64,618
	SM Energy Co.	5.625%	6/1/25	38,240	36,137
	SM Energy Co.	6.750%	9/15/26	17,855	17,766
5	Southern Star Central Corp.	5.125%	7/15/22	14,790	15,160
	Tesoro Corp.	5.125%	4/1/24	31,790	33,697
5	Tesoro Corp.	5.125%	12/15/26	22,340	24,406
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	5,494
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	35,901	38,235
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	44,365	48,358
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	51,601	55,084
	Weatherford International Ltd.	7.000%	3/15/38	17,963	16,257
	Weatherford International Ltd.	6.750%	9/15/40	67,387	60,480
	Weatherford International Ltd.	5.950%	4/15/42	41,845	35,150
	Williams Cos. Inc.	7.875%	9/1/21	17,225	20,110
	Williams Cos. Inc.	3.700%	1/15/23	41,055	40,730
	Williams Cos. Inc.	4.550%	6/24/24	23,050	23,780
	Williams Cos. Inc.	5.750%	6/24/44	35,785	37,395
	WPX Energy Inc.	6.000%	1/15/22	91,165	93,672
	WPX Energy Inc.	5.250%	9/15/24	112,100	110,979

99

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Industrial (0.4%)
5	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	38,090	40,471
[3,10,11] HD Supply Waterworks Ltd. Bank Loan		0.000%	7/19/24	9,505	9,564
5	KAR Auction Services Inc.	5.125%	6/1/25	44,780	46,515
	Technology (7.0%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	64,551
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,245	97,712
5	Camelot Finance SA	7.875%	10/15/24	60,430	65,567
5	CDK Global Inc.	4.875%	6/1/27	20,545	21,119
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	24,478
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	16,595
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	26,405	27,560
	Equinix Inc.	5.375%	4/1/23	20,864	21,725
	Equinix Inc.	5.875%	1/15/26	13,310	14,574
	Equinix Inc.	5.375%	5/15/27	28,005	30,245
5	First Data Corp.	5.375%	8/15/23	73,250	76,455
5	First Data Corp.	7.000%	12/1/23	181,545	195,842
5	First Data Corp.	5.000%	1/15/24	48,800	50,813
5	First Data Corp.	5.750%	1/15/24	131,820	138,905
[3,10,11] First Data Corp. Bank Loan		3.477%	7/8/22	20,495	20,536
	Infor US Inc.	6.500%	5/15/22	97,200	101,088
5,8	Iron Mountain Europe plc	6.125%	9/15/22	24,430	33,822
	Iron Mountain Inc.	5.750%	8/15/24	30,304	31,175
5	MSCI Inc.	5.250%	11/15/24	12,975	13,835
5	MSCI Inc.	5.750%	8/15/25	51,525	55,776
5	MSCI Inc.	4.750%	8/1/26	18,330	19,017
	NCR Corp.	4.625%	2/15/21	72,024	73,464
	NCR Corp.	5.875%	12/15/21	4,855	5,037
	NCR Corp.	5.000%	7/15/22	20,000	20,425
	NCR Corp.	6.375%	12/15/23	15,145	16,205
	Nokia Oyj	4.375%	6/12/27	13,650	13,997
	Nokia Oyj	6.625%	5/15/39	117,400	135,450
5	Open Text Corp.	5.625%	1/15/23	34,150	35,772
5	Open Text Corp.	5.875%	6/1/26	46,495	50,331
5	Sensata Technologies BV	5.625%	11/1/24	19,290	20,906
5	Sensata Technologies BV	5.000%	10/1/25	52,750	55,651
5	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	54,241
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	29,280	31,037
5	Symantec Corp.	5.000%	4/15/25	66,150	69,286
	Transportation (1.8%)
5	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	77,088	77,281
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	69,036	69,295
5	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	19,125	19,627
4	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	8,473	8,907
	Hertz Corp.	6.750%	4/15/19	29,565	29,565
	Hertz Corp.	5.875%	10/15/20	42,430	39,884
	Hertz Corp.	7.375%	1/15/21	60,490	57,919
5	Hertz Corp.	7.625%	6/1/22	41,960	41,435
5	Hertz Corp.	5.500%	10/15/24	119,730	97,580
					19,698,644
Utilities (1.5%)
	Electric (1.5%)
	AES Corp.	8.000%	6/1/20	16,816	19,296
	AES Corp.	4.875%	5/15/23	25,000	25,500
	AES Corp.	5.500%	3/15/24	139,956	146,254
	AES Corp.	5.500%	4/15/25	5,475	5,749
	NRG Energy Inc.	7.875%	5/15/21	1,344	1,384
	NRG Energy Inc.	6.250%	7/15/22	51,835	54,427
	NRG Energy Inc.	6.625%	3/15/23	10,000	10,338
	NRG Energy Inc.	6.250%	5/1/24	47,355	49,131

100

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NRG Energy Inc.	7.250%	5/15/26	47,920	50,795

					362,874

Total Corporate Bonds (Cost $21,396,326)					22,280,555

Sovereign Bonds (0.2%)
5	DAE Funding LLC	4.500%	8/1/22	28,790	29,294
5	DAE Funding LLC	5.000%	8/1/24	29,605	30,160

Total Sovereign Bonds (Cost $58,395)					59,454

				Shares

Preferred Stocks (0.5%)
	GMAC Capital Trust I Pfd. (Cost $123,776)	8.125%		4,743,200	125,742

Temporary Cash Investments (3.4%)

				Face
				Amount
				($000)
Repurchase Agreements (3.4%)
	Bank of America Securities, LLC (Dated 7/31/17,
	Repurchase Value $127,404,000, collateralized by
	U.S. Treasury Note/Bond 2.000%-2.500%, 8/15/25-
	2/15/45, with a value of $129,948,000)	1.050%	8/1/17	127,400	127,400
	Bank of Montreal (Dated 7/31/17, Repurchase Value
	$38,401,000, collateralized by U.S. Treasury
	Note/Bond 1.000%-3.625%, 5/15/18-2/15/44, with a
	value of $39,168,000)	1.030%	8/1/17	38,400	38,400
	RBC Capital Markets LLC (Dated 7/31/17, Repurchase
	Value $279,308,000, collateralized by Federal Home
	Loan Mortgage Corp. 2.121%-5.000%, 6/1/26-6/1/47,
	Federal National Mortgage Assn. 1.232%-6.000%,
	5/1/21-8/1/47, Government National Mortgage Assn.
	2.125%-4.000%, 6/20/42-6/20/47, and U.S. Treasury
	Note/Bond 2.375%, 5/31/18, with a value of
	$284,886,000)	1.030%	8/1/17	279,300	279,300
	TD Securities (USA) LLC (Dated 7/31/17, Repurchase
	Value $378,411,000, collateralized by Federal Home
	Loan Bank 0.000%, 4/20/18, Federal Home Loan
	Mortgage Corp. 3.500%-4.500%, 1/1/29-6/1/47,
	Federal National Mortgage Assn. 4.000%-4.500%,
	1/1/42-5/1/47, and Government National Mortgage
	Assn. 3.000%-4.500%, 12/20/41-6/20/46, with a
	value of $385,968,000)	1.040%	8/1/17	378,400	378,400

Total Temporary Cash Investments (Cost $823,500)					823,500

Total Investments (99.8%) (Cost $23,387,842)					24,274,707
Other Assets and Liabilities—Net (0.2%)					49,522

Net Assets (100%)					24,324,229

1 Securities with a value of $1,112,000 have been segregated as collateral for open forward currency contracts.
2 Securities with a value of $27,286,000 have been segregated as initial margin for open cleared swap contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2017, the aggregate value of these securities was $8,794,680,000, representing 36.2% of net assets.
6 Non-income-producing security--security in default.

101

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2017

7 Face amount denominated in euro.
8 Face amount denominated in British pounds.
9 Scheduled principal and interest payments are guaranteed by bank letter of credit.
10 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2017, the aggregate value of these securities was
$353,533,000, representing 1.5% of net assets.
11 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of July 31, 2017.

102

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103

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA392 092017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2017

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.